                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8282

                              Loomis Sayles Funds I
               (Exact name of registrant as specified in charter)

             399 Boylston Street, Boston, Massachusetts      02116
              (Address of principal executive offices)    (Zip code)

                           Coleen Downs Dinneen, Esq.
                    IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30, 2004

Date of reporting period: September 30, 2004

Item 1. Reports to Stockholders.

The Registrant's annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Aggressive Growth Fund
         Loomis Sayles Mid Cap Growth Fund
         Loomis Sayles Small Cap Growth Fund
         Loomis Sayles Small Cap Value Fund
         Loomis Sayles Small Company Growth Fund
         Loomis Sayles Tax-Managed Equity Fund
         Loomis Sayles Value Fund
         Loomis Sayles Worldwide Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review               1

                    Portfolio of Investments             12

                    Statements of Assets and Liabilities 48

                    Statements of Operations             50

                    Statements of Changes in Net Assets  52

                    Financial Highlights                 56

                    Notes to Financial Statements        62

         ANNUAL REPORT
         SEPTEMBER 30, 2004

FUND AND MANAGER REVIEW



LOOMIS SAYLES AGGRESSIVE GROWTH FUND

PORTFOLIO REVIEW | The Fund underperformed its benchmark, the Russell Midcap Growth Index, for the 12 months ended September 30, 2004. The Fund posted solid gains of over 10% during the 12-month period. These returns compare favorably to our peers but did not match the gains of the Index. Underperformance was primarily due to the fact that many of the stocks that had performed well early in 2003 suffered the most during the market correction last December, as well as during the challenging final three months of the fiscal year.

For the year as a whole, technology and consumer discretionary stocks had the greatest positive influence on performance. In both sectors, we invested in companies that consistently beat expectations and raised guidance. Most of these winners were primarily dependent on innovative new products and services rather than on the economy to drive their growth.

Despite some big winners in the biotechnology industry, the Fund's healthcare holdings were among the biggest detractors to performance. In addition, we underweighted the financials sector for most of the year and therefore missed much of the appreciation in that group. The Fund also suffered from poor stock selections in financials.

Early in the year, our primary focus was on companies leveraged to the cyclical rebound, including technology and energy companies, as well as on companies positioned to benefit from continued strength in consumer spending. Nevertheless, at this point in the economic cycle, with profits starting to decelerate and the Federal Reserve committed to a measured pace of rate hikes, we are trying to strike a balance between cyclical industries on the one hand and more defensive, non-cyclicals and financials on the other. As always, the fundamentals of individual companies override our top-down inclinations.

OUTLOOK | Near term, earnings growth may be the primary driver of stock appreciation. Higher-beta names--securities that are more volatile than the market as a whole--should lead the market, particularly technology, which is oversold and out of favor. Financials also should benefit in this environment, especially the asset management companies and asset-sensitive banks. Longer-term, we are more cautious in the face of rising interest rates and decelerating profits. In particular, we are long-term bulls on energy, given the imbalance between supply and demand, and on biotech, where many emerging companies offer encouraging products. We are long-term bearish on technology, as we believe the overcapacity of the tech "bubble" still needs to be absorbed.

 KEY FUND FACTS
 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalent

 STRATEGY | Invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in IPOs) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size

 FUND INCEPTION DATE | 12/31/96

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97; Retail: 1/2/97

 EXPENSE RATIO | Institutional: 1.00%; Retail: 1.25%

 TOTAL NET ASSETS | $50.6 million

[PHOTO]   [PHOTO]

Chris Ely Dave Smith
CHRIS ELY DAVE SMITH

 [PHOTO]

Phil Fine
PHIL FINE

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                 SINCE
                                              1 YEAR 5 YEARS INCEPTION
         -------------------------------------------------------------
         LOOMIS SAYLES AGGRESSIVE GROWTH FUND:
           INSTITUTIONAL                      13.22%  -3.94%   8.01%
           RETAIL                             12.93   -4.22    7.71
         LIPPER MID-CAP GROWTH FUNDS INDEX(a) 11.22   -0.99    4.46
         RUSSELL MIDCAP GROWTH INDEX(a)       13.68    0.63    6.40

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(b)(c)

                                    [CHART]
                        Loomis Sayles        Lipper
                         Aggressive         Mid Cap         Russell
                           Growth         Growth Funds       Midcap
                            Fund             Index        Growth Index
                       -------------      ------------    ------------
        12/31/1996         250,000          250,000         250,000
         1/31/1997         265,500          256,397         261,061
         2/28/1997         257,243          239,354         255,313
         3/31/1997         240,754          221,150         240,886
         4/30/1997         243,498          219,235         246,786
         5/31/1997         265,486          247,788         268,901
         6/30/1997         267,982          258,228         276,343
         7/31/1997         295,235          273,998         302,793
         8/31/1997         288,475          273,237         299,837
         9/30/1997         314,235          292,801         315,012
        10/31/1997         307,228          276,403         299,240
        11/30/1997         297,735          271,981         302,386
        12/31/1997         306,607          278,351         306,356
         1/31/1998         290,602          273,087         300,840
         2/28/1998         313,821          296,284         329,124
         3/31/1998         324,491          311,625         342,920
         4/30/1998         333,025          312,981         347,577
         5/31/1998         318,072          294,737         333,279
         6/30/1998         334,358          308,295         342,709
         7/31/1998         317,272          287,776         328,029
         8/31/1998         252,961          225,733         265,422
         9/30/1998         280,433          249,272         285,500
        10/31/1998         299,390          258,441         306,521
        11/30/1998         301,785          278,080         327,197
        12/31/1998         341,983          313,952         361,083
         1/31/1999         345,300          329,536         371,908
         2/28/1999         338,394          303,940         353,720
         3/31/1999         434,058          325,607         373,420
         4/30/1999         456,195          338,963         390,435
         5/31/1999         473,074          337,552         385,412
         6/30/1999         535,000          364,759         412,319
         7/31/1999         530,827          359,767         399,191
         8/31/1999         561,774          357,945         395,042
         9/30/1999         555,145          368,394         391,679
        10/31/1999         695,041          400,964         421,963
        11/30/1999         815,700          451,259         465,661
        12/31/1999       1,018,402          545,390         546,293
         1/31/2000       1,046,917          536,026         546,182
         2/29/2000       1,423,493          670,359         661,006
         3/31/2000       1,292,817          623,177         661,685
         4/30/2000       1,170,516          540,968         597,454
         5/31/2000       1,052,645          492,337         553,903
         6/30/2000       1,201,700          568,843         612,677
         7/31/2000       1,173,099          545,247         573,879
         8/31/2000       1,388,480          616,555         660,427
         9/30/2000       1,377,234          586,921         628,140
        10/31/2000       1,166,792          539,463         585,150
        11/30/2000         873,461          426,655         457,993
        12/31/2000         961,331          457,408         482,109
         1/31/2001         881,925          463,620         509,649
         2/28/2001         688,607          394,076         421,494
         3/31/2001         589,930          352,264         361,172
         4/30/2001         686,029          398,709         421,375
         5/31/2001         654,129          401,997         419,393
         6/30/2001         634,178          400,428         419,614
         7/31/2001         570,887          379,366         391,316
         8/31/2001         498,556          353,948         362,953
         9/30/2001         397,199          302,898         302,968
        10/31/2001         435,847          319,762         334,814
        11/30/2001         480,957          346,026         370,860
        12/31/2001         486,825          361,034         384,958
         1/31/2002         470,126          347,226         372,458
         2/28/2002         422,691          329,962         351,343
         3/31/2002         457,859          350,761         378,158
         4/30/2002         433,821          339,101         358,137
         5/31/2002         405,709          327,786         347,451
         6/30/2002         367,045          298,335         309,107
         7/31/2002         330,414          266,160         279,076
         8/31/2002         325,128          262,987         278,104
         9/30/2002         313,423          246,647         256,009
        10/31/2002         326,023          259,085         275,839
        11/30/2002         350,637          274,472         297,429
        12/31/2002         309,052          258,247         279,459
         1/31/2003         305,250          254,417         276,716
         2/28/2003         302,625          250,489         274,309
         3/31/2003         303,805          254,073         279,417
         4/30/2003         326,652          271,896         298,442
         5/31/2003         362,975          294,377         327,158
         6/30/2003         363,266          298,986         331,824
         7/31/2003         382,591          310,778         343,682
         8/31/2003         417,445          326,063         362,609
         9/30/2003         401,040          315,122         355,578
        10/31/2003         440,302          339,841         384,234
        11/30/2003         443,516          347,922         394,516
        12/31/2003         432,960          349,706         398,822
         1/31/2004         450,235          358,542         411,991
         2/29/2004         441,141          363,487         418,902
         3/31/2004         451,110          363,400         418,102
         4/30/2004         432,389          351,872         406,298
         5/31/2004         430,314          359,534         415,886
         6/30/2004         434,875          368,183         422,505
         7/31/2004         440,181          342,024         394,524
         8/31/2004         452,418          336,100         389,660
         9/30/2004         454,075          350,478         404,208


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) See page 9 for a description of the indexes. (b) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would be lower due to higher fees. (c) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class.
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW



LOOMIS SAYLES MID CAP GROWTH FUND

PORTFOLIO REVIEW | The Fund underperformed its benchmark, the Russell Midcap Growth Index, for the 12 months ended September 30, 2004. Underperformance was primarily due to the fact that many of the stocks that had performed well early in 2003 suffered the most during the market correction last December, as well as during the challenging final three months of the fiscal year. In particular, poor results from the Fund's healthcare and consumer discretionary holdings led to underperformance in the third calendar quarter of 2004.

For the year as a whole, technology and consumer discretionary stocks had the greatest positive influence on performance. In both sectors, we invested in companies that consistently beat expectations and raised guidance. Most of these winners were primarily dependent on innovative new products and services rather than on the economy to drive their growth.

Despite some big winners in the biotechnology industry, the Fund's healthcare holdings were among the biggest detractors to performance. In addition, we underweighted the financials sector for most of the year and therefore missed much of the appreciation in that group. The Fund also suffered from poor stock selections in financials.

Early in the year, our primary focus was on companies leveraged to the cyclical rebound, including technology and energy companies, as well as on companies positioned to benefit from continued strength in consumer spending. Nevertheless, at this point in the economic cycle, with profits starting to decelerate and the Federal Reserve committed to a measured pace of rate hikes, we are trying to strike a balance between cyclical industries on the one hand and more defensive, non-cyclicals and financials on the other. As always, the fundamentals of individual companies override our top-down inclinations.

OUTLOOK | Near term, earnings growth may be the primary driver of stock appreciation. Higher-beta names--securities that are more volatile than the market as a whole--should lead the market, particularly technology, which is oversold and out of favor. Financials also should benefit in this environment, especially the asset management companies and asset-sensitive banks. Longer-term, we are more cautious in the face of rising interest rates and decelerating profits. In particular, we are long-term bulls on energy, given the imbalance between supply and demand, and on biotech, where many emerging companies offer encouraging products. We are long-term bearish on technology, as we believe the overcapacity of the tech "bubble" still needs to be absorbed.

The Fund is closed to new investors.

 KEY FUND FACTS

 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalents

 STRATEGY | Invests at least 80% of its assets in common stock or other equity securities of companies with market capitalization that fall within the capitalization range of the Russell Midcap Growth Index

 FUND INCEPTION DATE | 2/28/01

 EXPENSE RATIO | 0.90%

 TOTAL NET ASSETS | $8.6 million

 [PHOTO]   [PHOTO]

Chris Ely Dave Smith
CHRIS ELY DAVE SMITH
[PHOTO]

Phil Fine
PHIL FINE

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                             SINCE
             DESCRIPTION                          1 YEAR INCEPTION
             -----------------------------------------------------
             LOOMIS SAYLES MID CAP GROWTH FUND    12.46%   -9.98%
             LIPPER MID-CAP GROWTH FUNDS INDEX(a) 11.22    -3.22
             RUSSELL MIDCAP GROWTH INDEX(a)       13.68    -1.16

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(b)

                                    [CHART]

                                                Lipper
                                                Mid-Cap           Russell
                         Loomis Sayles           Growth            Midcap
                         Mid Cap Growth          Funds             Growth
                              Fund               Index             Index
                         --------------       ----------        -----------
      2/28/2001            2,500,000           2,500,000         2,500,000
      3/31/2001            2,212,500           2,234,746         2,142,213
      4/30/2001            2,572,474           2,529,397         2,499,294
      5/31/2001            2,460,057           2,550,254         2,487,536
      6/30/2001            2,385,025           2,540,300         2,488,846
      7/31/2001            2,145,091           2,406,684         2,321,004
      8/31/2001            1,882,532           2,245,433         2,152,774
      9/30/2001            1,497,554           1,921,570         1,796,985
     10/31/2001            1,645,063           2,028,555         1,985,876
     11/30/2001            1,820,098           2,195,173         2,199,676
     12/31/2001            1,842,667           2,290,384         2,283,291
      1/31/2002            1,777,621           2,202,790         2,209,151
      2/28/2002            1,595,060           2,093,265         2,083,914
      3/31/2002            1,727,609           2,225,216         2,242,963
      4/30/2002            1,640,019           2,151,243         2,124,210
      5/31/2002            1,535,058           2,079,464         2,060,829
      6/30/2002            1,385,083           1,892,628         1,833,400
      7/31/2002            1,250,037           1,688,512         1,655,275
      8/31/2002            1,230,037           1,668,377         1,649,513
      9/30/2002            1,185,017           1,564,722         1,518,462
     10/31/2002            1,232,537           1,643,623         1,636,078
     11/30/2002            1,327,565           1,741,242         1,764,136
     12/31/2002            1,170,116           1,638,309         1,657,550
      1/31/2003            1,155,138           1,614,009         1,641,277
      2/28/2003            1,145,089           1,589,093         1,627,005
      3/31/2003            1,152,646           1,611,832         1,657,302
      4/30/2003            1,240,132           1,724,897         1,770,143
      5/31/2003            1,377,663           1,867,519         1,940,467
      6/30/2003            1,377,663           1,896,753         1,968,141
      7/31/2003            1,452,608           1,971,566         2,038,472
      8/31/2003            1,590,170           2,068,530         2,150,734
      9/30/2003            1,525,132           1,999,120         2,109,033
     10/31/2003            1,675,205           2,155,940         2,279,001
     11/30/2003            1,685,256           2,207,202         2,339,985
     12/31/2003            1,647,675           2,218,524         2,365,525
      1/31/2004            1,707,650           2,274,577         2,443,631
      2/29/2004            1,677,595           2,305,948         2,484,625
      3/31/2004            1,715,173           2,305,398         2,479,877
      4/30/2004            1,685,158           2,232,260         2,409,868
      5/31/2004            1,757,620           2,280,870         2,466,737
      6/30/2004            1,822,652           2,335,736         2,505,992
      7/31/2004            1,672,647           2,169,785         2,340,029
      8/31/2004            1,625,144           2,132,208         2,311,181
      9/30/2004            1,715,000           2,223,417         2,397,468


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) See page 9 for a description of the indexes. (b) The mountain chart is based on the Fund's minimum initial investment of $2,500,000.
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW


LOOMIS SAYLES SMALL CAP GROWTH FUND

PORTFOLIO REVIEW | The Fund underperformed its benchmark, the Russell 2000 Index, for the 12 months ended September 30, 2004. The Fund's underperformance was primarily due to weakness in the technology and financial services areas. Technology proved to be a difficult sector for most of the year. Investors were skeptical of the sustainability of any rally in technology holdings, especially in the semiconductor area. Therefore, most rallies were short-lived. In the financials sector, capital-market-sensitive names, such as Knight Trading Group and eSpeed, dragged down performance.

The Fund's consumer discretionary sector was the largest positive contributor to returns. Good stock selection in an array of consumer-related industries helped performance. In particular, Ask Jeeves and Net Flix surged on strong demand for their services. The energy sector also posted solid gains, with every one of the Fund's energy stocks up for the year. Evergreen Resources rose more than 40% and was our strongest contributor in this sector.

Throughout the year we increased exposure to energy, financials and materials and processing companies, because many delivered solid results with good future prospects. We reduced the Fund's technology weighting, as investors worried about the sustainability in earnings growth for many tech-related industries.

OUTLOOK | The third quarter was difficult, as investors worried about terrorism, the war in Iraq, increasing energy prices, and the effects of a tightening Federal Reserve monetary policy. Yet, we remain optimistic on the market near term. The fourth quarter is generally a seasonally positive period for equities, and we believe this year should be no different. Nevertheless, the market may trade within a narrow range until after the election. But as investors look toward next year, we believe the market may be setting up for a rally, due to modest valuations in many sectors and reduced expectations for the market in general.
 KEY FUND FACTS

 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities

 STRATEGY | Invests at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of the 2,000 smallest companies

 FUND INCEPTION DATE | 12/31/96

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97; Retail: 1/2/97

 EXPENSE RATIO | Institutional: 1.00%; Retail: 1.25%

 TOTAL NET ASSETS | $30.5 million

[PHOTO]   [PHOTO]

Chris Ely Dave Smith
CHRIS ELY DAVE SMITH

 [PHOTO]

Phil Fine
PHIL FINE

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                  SINCE
                                               1 YEAR 5 YEARS INCEPTION
        ---------------------------------------------------------------
        LOOMIS SAYLES SMALL CAP GROWTH FUND:
          INSTITUTIONAL                         4.31% -10.64%    0.08%
          RETAIL                                3.91  -10.90    -0.18
        LIPPER SMALL-CAP GROWTH FUNDS INDEX(a)  8.17    2.94     5.01
        RUSSELL 2000 INDEX(a)                  18.77    7.41     7.45
        RUSSELL 2000 GROWTH INDEX(a)           11.92   -0.68     2.22

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(b)(c)

                                    [CHART]

                                     Lipper        Russell
                                   Small-Cap         2000          Russell
                                  Growth Funds      Growth           2000
                      Value          Index           Index          Index
                      -----          -----           -----          -----
12/31/1996           250,000        250,000         250,000        250,000
 1/31/1997           256,500        255,797         256,245        254,996
 2/28/1997           237,493        237,326         240,769        248,813
 3/31/1997           212,747        220,207         223,779        237,073
 4/30/1997           208,747        216,928         221,191        237,734
 5/31/1997           242,752        247,023         254,436        264,182
 6/30/1997           257,001        260,237         263,063        275,503
 7/31/1997           277,741        275,899         276,542        288,323
 8/31/1997           282,491        280,282         284,841        294,920
 9/30/1997           313,734        303,870         307,571        316,506
10/31/1997           291,741        288,334         289,097        302,603
11/30/1997           288,503        281,817         282,204        300,645
12/31/1997           298,572        278,064         282,363        305,908
 1/31/1998           288,809        273,937         278,596        301,080
 2/28/1998           320,202        296,085         303,193        323,343
 3/31/1998           334,707        309,478         315,911        336,678
 4/30/1998           330,222        311,729         317,848        338,541
 5/31/1998           302,516        289,667         294,756        320,308
 6/30/1998           332,042        298,156         297,767        320,982
 7/31/1998           299,336        275,720         272,902        294,997
 8/31/1998           231,806        215,500         209,905        237,715
 9/30/1998           259,228        227,024         231,187        256,318
10/31/1998           269,520        235,975         243,245        266,771
11/30/1998           303,264        255,166         262,115        280,748
12/31/1998           354,424        280,746         285,834        298,121
 1/31/1999           364,702        287,535         298,691        302,083
 2/28/1999           341,763        259,868         271,368        277,616
 3/31/1999           367,873        271,613         281,033        281,950
 4/30/1999           371,295        282,219         305,852        307,215
 5/31/1999           364,426        283,757         306,336        311,702
 6/30/1999           419,017        310,316         322,473        325,797
 7/31/1999           406,614        309,220         312,501        316,858
 8/31/1999           418,487        304,885         300,814        305,131
 9/30/1999           441,420        315,937         306,616        305,198
10/31/1999           498,098        334,359         314,470        306,434
11/30/1999           550,847        376,545         347,721        324,731
12/31/1999           679,800        452,471         409,007        361,491
 1/31/2000           667,428        447,759         405,201        355,685
 2/29/2000           908,703        578,948         499,476        414,422
 3/31/2000           788,481        533,505         446,973        387,099
 4/30/2000           725,166        467,554         401,845        363,805
 5/31/2000           627,051        429,327         366,657        342,602
 6/30/2000           701,420        504,937         414,022        372,467
 7/31/2000           629,454        472,086         378,540        360,483
 8/31/2000           734,950        522,857         418,358        387,989
 9/30/2000           711,506        496,964         397,574        376,585
10/31/2000           641,849        459,679         365,301        359,775
11/30/2000           476,188        381,396         298,975        322,843
12/31/2000           556,378        415,131         317,270        350,570
 1/31/2001           531,174        427,780         342,949        368,822
 2/28/2001           413,519        373,014         295,939        344,622
 3/31/2001           352,235        336,786         269,033        327,764
 4/30/2001           416,835        373,146         301,970        353,405
 5/31/2001           405,331        383,257         308,964        362,092
 6/30/2001           415,180        392,921         317,390        374,595
 7/31/2001           356,598        371,018         290,313        354,318
 8/31/2001           316,374        349,053         272,183        342,874
 9/30/2001           247,816        294,576         228,265        296,719
10/31/2001           276,439        316,162         250,225        314,083
11/30/2001           297,476        340,661         271,112        338,398
12/31/2001           309,256        361,298         287,991        359,285
 1/31/2002           294,380        350,373         277,746        355,548
 2/28/2002           257,612        329,170         259,769        345,804
 3/31/2002           273,610        356,082         282,348        373,597
 4/30/2002           263,514        346,687         276,239        377,002
 5/31/2002           250,891        332,779         260,087        360,270
 6/30/2002           229,290        308,052         238,032        342,394
 7/31/2002           196,731        264,364         201,449        290,682
 8/31/2002           194,488        263,980         201,355        289,942
 9/30/2002           178,209        247,970         186,811        269,120
10/31/2002           189,722        258,551         196,260        277,749
11/30/2002           200,668        280,207         215,716        302,536
12/31/2002           180,742        261,487         200,840        285,691
 1/31/2003           174,850        254,582         195,384        277,784
 2/28/2003           172,612        246,649         190,173        269,391
 3/31/2003           170,920        251,735         193,052        272,859
 4/30/2003           188,884        272,540         211,323        298,731
 5/31/2003           209,926        300,331         235,137        330,789
 6/30/2003           214,145        310,509         239,668        336,775
 7/31/2003           229,028        328,666         257,786        357,847
 8/31/2003           247,282        346,094         271,633        374,254
 9/30/2003           241,100        337,594         264,757        367,346
10/31/2003           261,039        368,222         287,629        398,194
11/30/2003           269,731        378,027         297,006        412,325
12/31/2003           259,077        378,566         298,334        420,691
 1/31/2004           277,601        396,277         314,007        438,968
 2/29/2004           266,663        394,788         313,521        442,903
 3/31/2004           265,543        392,059         314,986        447,031
 4/30/2004           254,045        372,901         299,175        424,239
 5/31/2004           262,175        380,679         305,126        430,991
 6/30/2004           272,557        391,533         315,278        449,142
 7/31/2004           247,563        356,991         286,979        418,900
 8/31/2004           236,893        345,426         280,801        416,747
 9/30/2004           251,533        365,160         296,328        436,311


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) See page 9 for a description of the indexes. (b) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class would be lower due to higher fees. (c) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class.
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW


LOOMIS SAYLES SMALL CAP VALUE FUND

PORTFOLIO REVIEW | The Fund outperformed its benchmark, the Russell 2000 Index, for the 12 months ended September 30, 2004. The Fund's outperformance was fueled by the continued rotation away from the lower-quality stocks in 2003 into attractively-valued, fundamentally sound equities. Our long-standing investment discipline, which emphasizes undervalued, under-followed or misunderstood small companies, typically favors higher-quality characteristics, such as positive earnings and cash flows, superior earnings visibility, and better balance sheets. As a result, stock selection was positive during the period in the transportation, consumer staples and consumer discretionary sectors.

Within the transportation industry, an improving economy increased freight volumes, and transportation capacity was relatively stable. Our holdings in trucking (Landstar and Old Dominion) and rail service (Genesee & Wyoming) were particularly positive. Within staples, grocery supplier Smart & Final, and cereal and snack manufacturer Ralcorp were solid performers. In consumer discretionary, contribution was broad based, with Cole National and Fossil Inc. leading the way.

Although absolute returns in the materials sector were strong, our holdings were somewhat conservatively positioned during what turned out to be an exceptional rally driven by higher commodity prices. Within producer durables, good performance from select industrial and defense-oriented stocks was offset by weakness in technology-oriented industrials serving the telecommunication and semiconductor equipment industries. Technology was the weakest sector for the year, and although our stock selection was favorable, we entered the year modestly overweight in the sector.

OUTLOOK | With solid earnings growth and relatively flat stock prices this year, valuation levels look reasonable. Interest rates are low, and corporate balance sheets appear to be in good shape. We expect continued earnings growth but at a somewhat slower pace during the next several quarters, as the recovery matures and higher raw materials and energy prices work their way through the economy. Long term, the economy should continue to expand, corporate earnings should grow, inflation should remain tame, and interest rates, although increasing, should move up in a measured fashion.
 KEY FUND FACTS

 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities

 STRATEGY | Invests at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index

 FUND INCEPTION DATE | 5/13/91

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91; Retail: 1/2/97; Admin; 1/2/98

 EXPENSE RATIO | Institutional: 0.90%; Retail: 1.15%; Admin: 1.40%

 TOTAL NET ASSETS | $582.4 million

[PHOTO]        [PHOTO]

Joseph Gatz Daniel Thelen
JOSEPH GATZ DANIEL THELEN

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                         SINCE
                                          1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
  ----------------------------------------------------------------------------
  LOOMIS SAYLES SMALL CAP VALUE FUND:
    INSTITUTIONAL                         23.84%  13.30%  14.00%     14.96%
    RETAIL(a)                             23.51   13.03   13.77      14.79
    ADMIN(a)                              23.25   12.74   13.37      14.42
  LIPPER SMALL-CAP CORE FUNDS INDEX(b)(c) 21.99   10.50   11.64       N/A
  RUSSELL 2000 VALUE INDEX(c)             25.66   14.71   13.41      14.60
  RUSSELL 2000 INDEX(c)                   18.77    7.41    9.87      11.03

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(d)(e)

                                    [CHART]

                 Loomis Sayles      Lipper Small
                   Small Cap         -Cap Core        Russell 2000     Russell
                   Value Fund        Funds Index       Value Index   2000 Index
                 -------------      -------------     ------------   ----------
 5/13/1991        $  250,000         $  250,000       $  250,000     $  250,000
 5/31/1991           255,500            250,000          261,728        261,916
 6/30/1991           246,500            250,000          249,473        246,653
 7/31/1991           266,000            250,000          255,952        255,308
 8/31/1991           286,250            250,000          263,720        264,758
 9/30/1991           286,500            250,000          264,026        266,831
10/31/1991           292,250            250,000          267,028        273,889
11/30/1991           285,000            250,000          256,192        261,221
12/31/1991           326,192            250,000          272,804        282,138
 1/31/1992           359,360            265,945          295,624        304,999
 2/29/1992           379,469            273,568          309,725        313,896
 3/31/1992           359,099            264,312          306,355        303,271
 4/30/1992           340,817            255,365          302,112        292,646
 5/31/1992           341,340            254,825          310,327        296,538
 6/30/1992           311,567            245,833          300,278        282,514
 7/31/1992           320,185            252,555          311,590        292,344
 8/31/1992           309,739            248,421          305,517        284,095
 9/30/1992           313,134            249,627          311,285        290,647
10/31/1992           323,058            258,944          318,551        299,885
11/30/1992           353,875            277,051          338,259        322,832
12/31/1992           368,973            287,564          352,287        334,079
 1/31/1993           385,875            296,024          370,979        345,386
 2/28/1993           376,994            289,261          372,463        337,409
 3/31/1993           392,750            297,159          386,591        348,358
 4/30/1993           382,724            287,452          377,301        338,796
 5/31/1993           399,053            298,214          389,167        353,787
 6/30/1993           401,058            300,514          392,856        355,994
 7/31/1993           410,798            303,304          399,600        360,909
 8/31/1993           432,856            312,400          415,222        376,501
 9/30/1993           452,622            317,447          425,169        387,126
10/31/1993           464,941            324,170          434,894        397,090
11/30/1993           447,179            316,166          423,565        384,020
12/31/1993           460,032            325,338          436,038        397,150
 1/31/1994           469,799            333,938          451,601        409,602
 2/28/1994           462,637            333,304          450,293        408,121
 3/31/1994           435,940            320,340          430,084        386,573
 4/30/1994           431,056            319,794          434,322        388,871
 5/31/1994           424,545            320,604          433,699        384,504
 6/30/1994           414,452            310,196          422,386        371,448
 7/31/1994           416,731            314,670          430,189        377,550
 8/31/1994           436,266            329,162          447,122        398,589
 9/30/1994           435,940            329,749          442,378        397,254
10/31/1994           433,019            331,467          434,283        395,686
11/30/1994           415,785            323,070          416,763        379,706
12/31/1994           421,856            325,868          429,306        389,907
 1/31/1995           423,163            329,229          427,200        384,988
 2/28/1995           439,582            342,338          443,008        401,003
 3/31/1995           450,088            349,588          445,199        407,909
 4/30/1995           451,393            355,463          458,439        416,979
 5/31/1995           460,602            359,779          468,257        424,149
 6/30/1995           473,084            374,109          484,258        446,152
 7/31/1995           504,591            394,788          501,926        471,851
 8/31/1995           528,862            407,916          516,837        481,612
 9/30/1995           538,699            414,898          524,553        490,213
10/31/1995           510,794            400,223          503,602        468,290
11/30/1995           535,415            412,187          523,618        487,965
12/31/1995           557,206            426,052          539,838        500,839
 1/31/1996           558,321            429,170          543,420        500,301
 2/29/1996           586,348            444,379          551,937        515,895
 3/31/1996           599,834            455,506          563,523        526,396
 4/30/1996           635,464            486,931          578,898        554,543
 5/31/1996           661,646            508,903          593,556        576,396
 6/30/1996           646,031            485,793          586,548        552,727
 7/31/1996           609,659            446,334          555,366        504,450
 8/31/1996           640,203            469,085          579,461        533,738
 9/30/1996           661,842            488,809          595,280        554,597
10/31/1996           671,571            479,658          602,183        546,049
11/30/1996           703,672            496,987          634,587        568,549
12/31/1996           726,893            505,760          655,187        583,449
 1/31/1997           739,832            517,036          665,260        595,109
 2/28/1997           730,214            503,508          671,575        580,680
 3/31/1997           714,296            478,111          653,562        553,280
 4/30/1997           707,581            478,242          663,172        554,822
 5/31/1997           784,495            529,245          715,970        616,546
 6/30/1997           821,288            559,170          752,202        642,968
 7/31/1997           868,348            592,820          783,774        672,887
 8/31/1997           886,496            607,321          796,217        688,283
 9/30/1997           939,332            652,898          849,164        738,661
10/31/1997           909,743            626,902          826,076        706,213
11/30/1997           906,377            618,871          835,128        701,645
12/31/1997           915,712            618,206          863,435        713,926
 1/31/1998           895,567            609,161          847,814        702,659
 2/28/1998           958,973            654,637          899,067        754,616
 3/31/1998         1,001,743            685,496          935,534        785,738
 4/30/1998           997,335            692,091          940,158        790,086
 5/31/1998           954,549            656,163          906,874        747,534
 6/30/1998           942,236            653,811          901,752        749,107
 7/31/1998           881,273            606,640          831,121        688,464
 8/31/1998           730,311            489,398          700,960        554,778
 9/30/1998           767,192            509,982          740,546        598,194
10/31/1998           807,546            530,915          762,535        622,590
11/30/1998           853,253            560,518          783,175        655,209
12/31/1998           905,814            595,725          807,733        695,755
 1/31/1999           863,331            591,259          789,399        705,001
 2/28/1999           802,380            542,960          735,503        647,899
 3/31/1999           802,861            545,426          729,435        658,014
 4/30/1999           868,294            582,266          796,024        716,977
 5/31/1999           885,747            594,314          820,492        727,450
 6/30/1999           926,669            628,657          850,200        760,345
 7/31/1999           915,178            625,223          830,023        739,482
 8/31/1999           884,702            602,297          799,682        712,114
 9/30/1999           865,239            601,830          783,694        712,270
10/31/1999           856,760            607,069          768,013        715,155
11/30/1999           874,580            646,203          771,994        757,856
12/31/1999           909,126            715,909          795,713        843,645
 1/31/2000           875,398            702,150          774,905        830,097
 2/29/2000           937,288            801,151          822,268        967,176
 3/31/2000           990,432            789,758          826,123        903,410
 4/30/2000           992,512            745,843          831,013        849,047
 5/31/2000           950,033            714,136          818,331        799,563
 6/30/2000           981,194            777,128          842,243        869,262
 7/31/2000           997,580            752,970          870,306        841,295
 8/31/2000         1,059,929            820,051          909,215        905,486
 9/30/2000         1,044,030            798,977          904,060        878,874
10/31/2000         1,063,449            774,942          900,851        839,641
11/30/2000         1,029,312            697,771          882,512        753,451
12/31/2000         1,119,891            765,544          977,337        818,159
 1/31/2001         1,151,024            792,794        1,004,314        860,755
 2/28/2001         1,121,558            742,434        1,002,928        804,277
 3/31/2001         1,081,182            707,334          986,842        764,935
 4/30/2001         1,140,647            763,688        1,032,519        824,776
 5/31/2001         1,173,954            791,519        1,059,070        845,048
 6/30/2001         1,219,738            815,994        1,101,681        874,227
 7/31/2001         1,226,813            797,090        1,076,976        826,906
 8/31/2001         1,212,582            774,784        1,073,245        800,198
 9/30/2001         1,084,412            673,267          954,769        692,481
10/31/2001         1,122,583            713,264          979,707        733,006
11/30/2001         1,190,948            766,270        1,050,104        789,753
12/31/2001         1,275,148            820,091        1,114,398        838,499
 1/31/2002         1,273,363            810,375        1,129,190        829,778
 2/28/2002         1,284,314            788,738        1,136,065        807,036
 3/31/2002         1,358,933            849,341        1,221,145        871,899
 4/30/2002         1,362,602            853,515        1,264,131        879,845
 5/31/2002         1,337,530            821,702        1,222,322        840,796
 6/30/2002         1,292,856            775,677        1,195,260        799,078
 7/31/2002         1,124,139            670,247        1,017,670        678,393
 8/31/2002         1,142,462            673,799        1,013,148        676,665
 9/30/2002         1,056,321            626,103          940,778        628,071
10/31/2002         1,074,067            648,354          954,930        648,208
11/30/2002         1,127,877            696,200        1,031,134        706,057
12/31/2002         1,106,448            662,377          987,077        666,744
 1/31/2003         1,077,680            643,007          959,285        648,291
 2/28/2003         1,054,402            622,929          927,036        628,702
 3/31/2003         1,057,460            628,189          936,937        636,798
 4/30/2003         1,144,277            680,497        1,025,932        697,177
 5/31/2003         1,215,795            740,279        1,130,685        771,993
 6/30/2003         1,241,448            757,321        1,149,843        785,964
 7/31/2003         1,289,120            796,158        1,207,184        835,142
 8/31/2003         1,337,977            830,662        1,253,039        873,432
 9/30/2003         1,304,394            812,622        1,238,666        857,310
10/31/2003         1,412,528            876,479        1,339,669        929,304
11/30/2003         1,453,633            908,054        1,391,094        962,283
12/31/2003         1,488,520            933,305        1,441,403        981,806
 1/31/2004         1,522,458            962,874        1,491,241      1,024,461
 2/29/2004         1,551,994            979,629        1,520,117      1,033,645
 3/31/2004         1,577,757            990,251        1,541,139      1,043,278
 4/30/2004         1,523,167            956,217        1,461,439        990,088
 5/31/2004         1,535,047            964,540        1,479,080      1,005,846
 6/30/2004         1,603,357          1,005,716        1,554,201      1,048,206
 7/31/2004         1,536,818            952,723        1,482,754        977,627
 8/31/2004         1,558,794            944,388        1,497,299        972,602
 9/30/2004         1,615,579            991,351        1,556,525      1,018,262


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 9 for a description of the indexes. (d) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class. Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S.

FUND AND MANAGER REVIEW


LOOMIS SAYLES SMALL COMPANY GROWTH FUND

PORTFOLIO REVIEW | The Fund underperformed its benchmark, the Russell 2000 Index, for the 12 months ended September 30, 2004. Our focus on the smaller-cap names in the Fund's universe of stocks was a negative influence on performance during the period. Much of the Fund's underperformance for the fiscal year occurred in the final calendar quarter of 2003 and the first calendar quarter of 2004, when investors focused on the larger, more liquid stocks in the benchmark.

The Fund's technology sector suffered the greatest setbacks during the fiscal year. Early in the period, investors rotated out of volatile sectors, such as technology. Then, as the year progressed, the sector's fundamentals showed signs of erosion, putting further downward pressure on technology stocks. In particular, shares of technology companies Microsemi Corp. and Silicon Storage Technology Inc. fell as evidence grew that the rebound in tech fundamentals had peaked. In addition to technology, the healthcare and producer durables sectors also dragged down Fund performance, primarily due to unfavorable stock selections.

On the bright side, the consumer discretionary sector offered the greatest positive contribution to the Fund's one-year performance. Energy also was a significant positive contributor, largely due to good stock choices and an overall positive environment for energy holdings. In particular, the Fund realized strong gains from Quicksilver Resources, an energy exploration and development company that benefited from strong demand and rising worldwide energy prices.

OUTLOOK | In the near term, we believe the market has the potential to post strong gains, as long as the economy regains momentum, the presidential election goes off without a major incident, and oil prices ease from their recent peaks. Longer term, we expect average gains for stocks, as the threat of higher inflation and interest rates may serve to depress earnings multiples.
 KEY FUND FACTS

 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalents

 STRATEGY | Invests at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index

 FUND INCEPTION DATE | 5/7/99

 EXPENSE RATIO | 0.90%

 TOTAL NET ASSETS | $20.8 million

[PHOTO]   [PHOTO]

Chris Ely Dave Smith
CHRIS ELY DAVE SMITH

[PHOTO]

Phil Fine
PHIL FINE


 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                    SINCE
      FUND NAME                               1 YEAR 5 YEARS INCEPTION(a)
      -------------------------------------------------------------------
      LOOMIS SAYLES SMALL COMPANY GROWTH FUND -5.32%  -7.40%    -4.17%
      LIPPER SMALL-CAP GROWTH FUNDS INDEX(b)   8.17    2.94      4.87
      RUSSELL 2000 GROWTH INDEX(b)            11.92   -0.68     -0.58
      RUSSELL 2000 INDEX(b)                   18.77    7.41      6.69

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

               Loomis Sayles
               Small Company   Lipper Small-Cap    Russell 2000   Russell 2000
               Growth Fund     Growth Funds Index  Growth Index      Index
               ------------    ------------------  ------------   ------------
  5/7/1999       3,000,000          3,000,000       3,000,000      3,000,000
 5/31/1999       2,934,000          3,016,354       3,004,753      3,043,821
 6/30/1999       3,396,105          3,298,675       3,163,029      3,181,461
 7/31/1999       3,273,166          3,287,027       3,065,220      3,094,164
 8/31/1999       3,315,063          3,240,941       2,950,585      2,979,653
 9/30/1999       3,501,038          3,358,429       3,007,498      2,980,303
10/31/1999       3,950,921          3,554,247       3,084,532      2,992,374
11/30/1999       4,337,716          4,002,685       3,410,680      3,171,047
12/31/1999       5,330,619          4,809,787       4,011,818      3,530,009
 1/31/2000       5,381,793          4,759,699       3,974,482      3,473,322
 2/29/2000       7,367,675          6,154,247       4,899,203      4,046,892
 3/31/2000       6,416,508          5,671,181       4,384,218      3,780,078
 4/30/2000       5,702,351          4,970,115       3,941,564      3,552,611
 5/31/2000       5,003,242          4,563,770       3,596,423      3,345,559
 6/30/2000       6,154,989          5,367,502       4,061,012      3,637,195
 7/31/2000       5,228,048          5,018,298       3,712,981      3,520,175
 8/31/2000       6,139,819          5,557,998       4,103,539      3,788,767
 9/30/2000       5,932,907          5,282,750       3,899,678      3,677,414
10/31/2000       5,347,923          4,886,405       3,583,124      3,513,254
11/30/2000       4,001,316          4,054,260       2,932,549      3,152,614
12/31/2000       4,508,282          4,412,859       3,111,995      3,423,368
 1/31/2001       4,392,419          4,547,319       3,363,881      3,601,600
 2/28/2001       3,494,609          3,965,154       2,902,774      3,365,283
 3/31/2001       3,123,132          3,580,050       2,638,858      3,200,667
 4/30/2001       3,534,136          3,966,561       2,961,925      3,451,054
 5/31/2001       3,433,767          4,074,036       3,030,531      3,535,880
 6/30/2001       3,436,857          4,176,764       3,113,175      3,657,972
 7/31/2001       3,248,174          3,943,935       2,847,589      3,459,969
 8/31/2001       3,004,561          3,710,450       2,669,754      3,348,217
 9/30/2001       2,456,529          3,131,357       2,238,977      2,897,505
10/31/2001       2,699,971          3,360,816       2,454,374      3,067,068
11/30/2001       2,894,909          3,621,247       2,659,251      3,304,510
12/31/2001       3,050,076          3,840,612       2,824,813      3,508,476
 1/31/2002       2,891,777          3,724,480       2,724,318      3,471,984
 2/28/2002       2,602,599          3,499,090       2,547,990      3,376,829
 3/31/2002       2,846,202          3,785,168       2,769,458      3,648,232
 4/30/2002       2,715,277          3,685,299       2,709,539      3,681,480
 5/31/2002       2,526,565          3,537,460       2,551,112      3,518,089
 6/30/2002       2,392,657          3,274,603       2,334,782      3,343,530
 7/31/2002       1,917,715          2,810,198       1,975,945      2,838,554
 8/31/2002       1,920,783          2,806,116       1,975,026      2,831,326
 9/30/2002       1,756,364          2,635,933       1,832,366      2,627,997
10/31/2002       1,862,975          2,748,407       1,925,048      2,712,256
11/30/2002       1,987,795          2,978,613       2,115,891      2,954,308
12/31/2002       1,826,386          2,779,617       1,969,971      2,789,815
 1/31/2003       1,762,462          2,706,216       1,916,453      2,712,601
 2/28/2003       1,722,807          2,621,886       1,865,348      2,630,638
 3/31/2003       1,731,938          2,675,954       1,893,587      2,664,512
 4/30/2003       1,917,602          2,897,118       2,072,796      2,917,154
 5/31/2003       2,133,715          3,192,537       2,306,381      3,230,202
 6/30/2003       2,215,863          3,300,728       2,350,829      3,288,658
 7/31/2003       2,389,365          3,493,734       2,528,543      3,494,430
 8/31/2003       2,562,833          3,678,998       2,664,357      3,654,645
 9/30/2003       2,517,215          3,588,638       2,596,912      3,587,186
10/31/2003       2,699,965          3,914,219       2,821,256      3,888,427
11/30/2003       2,776,104          4,018,446       2,913,238      4,026,419
12/31/2003       2,669,501          4,024,170       2,926,262      4,108,107
 1/31/2004       2,785,091          4,212,446       3,079,989      4,286,587
 2/29/2004       2,687,613          4,196,614       3,075,223      4,325,013
 3/31/2004       2,644,880          4,167,609       3,089,598      4,365,321
 4/30/2004       2,489,625          3,963,959       2,934,506      4,142,759
 5/31/2004       2,544,397          4,046,641       2,992,879      4,208,695
 6/30/2004       2,626,581          4,162,010       3,092,464      4,385,938
 7/31/2004       2,331,353          3,794,833       2,814,885      4,090,619
 8/31/2004       2,227,841          3,671,895       2,754,284      4,069,594
 9/30/2004       2,383,893          3,881,664       2,906,582      4,260,645


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Since index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 9 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.
In mid-September, we implemented some changes to the portfolio's structure. The volatility that exists in the market today--and we believe is here to stay--led us to attempt to reduce some of the risks inherent in a relatively concentrated portfolio. Specifically, we increased the number of holdings from 75 to approximately 125 and we reduced the sector concentration. Our strategy remains the same and we are confident this new structure is the best way to better position the portfolio in the current market environment.

FUND AND MANAGER REVIEW


LOOMIS SAYLES TAX-MANAGED EQUITY FUND

PORTFOLIO REVIEW | We positioned the portfolio with stocks we believed would benefit from an improving economic environment driven by moderate GDP growth and higher interest rates. Still, the Fund lagged its benchmark, the S&P 500 Index, for the 2 months ended September 30, 2004.

The Fund's holdings in healthcare, energy and consumer staples were positive contributors to performance. Stock selection was the key in healthcare and materials while overweighting energy proved advantageous.

In terms of specific holdings, the three stocks that performed best for the year on a relative basis included Harris Corp., ConocoPhillips and Praxair. Harris, a provider of products and services for the communication markets, saw an increase in order flow. ConocoPhillips advanced on higher energy prices. Praxair, an industrial gas provider, saw a gain in profits due to the expanding economy.

The Fund's relative performance suffered somewhat from stock selections in the telecommunication and consumer discretionary sectors. In addition, overweighting the technology sector hurt performance. In particular, the sell-off in technology stocks and concerns about slowing top-line growth hurt Intel and VERITAS Software. We sold VERITAS, but Intel remains a core holding based on its attractive valuation and long-term market opportunity potential.

OUTLOOK | We continue to believe the U.S. equity market will generate moderate returns for 2004. Although domestic politics, tensions in the Middle East, higher oil prices and rising interest rates have weighed on market performance so far this year, fundamentals continue to improve. In addition, we believe earnings announcements will continue to be positive.

 KEY FUND FACTS
 OBJECTIVE | Long-term capital growth
 STRATEGY | Invests at least 80% of assets in equity securities and may invest in companies of any size; the Fund uses a tax-managed approach in an effort to minimize the effect of federal income tax
 FUND INCEPTION DATE | 10/1/95
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.65%
 TOTAL NET ASSETS | $5.2 million

 [PHOTO]     [PHOTO]

Robert Ix Mark A. Shank
ROBERT IX MARK A. SHANK

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                 SINCE           SINCE
FUND NAME                            1 YEAR 5 YEARS REGISTRATION(a)(b) INCEPTION(a)(b)
--------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED
EQUITY FUND                          13.40%   4.05%        9.05%            10.17%
RETURN AFTER TAXES ON DISTRIBUTIONS  12.87    0.30         5.21              6.84
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES               9.06    1.46         5.84              7.16
LIPPER MULTI-CAP CORE FUNDS INDEX(c) 13.97    1.02         6.08              8.32
S&P 500 INDEX(c)                     13.87   -1.31         6.22              9.18

 CUMULATIVE PERFORMANCE REGISTRATION TO SEPTEMBER 30, 2004(d)
                                    [CHART]

             Loomis Sayles Tax-   Lipper Multi-Cap
            Managed Equity Fund     Core Index        S&P 500 Index
            -------------------   ----------------    -------------
03/07/1997        $250,000          $250,000           $250,000
03/31/1997         239,400           240,761            239,728
04/30/1997         249,995           249,093            254,039
05/31/1997         260,386           265,902            269,506
06/30/1997         264,664           275,935            281,581
07/31/1997         285,059           296,903            303,985
08/31/1997         272,223           288,745            286,955
09/30/1997         281,799           304,622            302,671
10/31/1997         272,630           293,161            292,563
11/30/1997         273,853           298,142            306,106
12/31/1997         270,575           302,300            311,363
01/31/1998         274,989           303,991            314,807
02/28/1998         295,293           325,697            337,512
03/31/1998         310,079           340,978            354,796
04/30/1998         316,259           344,674            358,365
05/31/1998         307,210           335,215            352,206
06/30/1998         316,700           344,621            366,512
07/31/1998         319,128           337,592            362,609
08/31/1998         272,561           285,037            310,184
09/30/1998         299,927           298,549            330,055
10/31/1998         312,507           318,921            356,902
11/30/1998         327,514           336,014            378,533
12/31/1998         363,190           358,799            400,346
01/31/1999         375,218           370,701            417,087
02/28/1999         362,604           356,420            404,125
03/31/1999         383,139           367,674            420,293
04/30/1999         394,287           382,673            436,569
05/31/1999         388,420           378,397            426,260
06/30/1999         413,943           396,944            449,917
07/31/1999         411,890           388,203            435,868
08/31/1999         406,902           381,437            433,712
09/30/1999         394,874           371,928            421,822
10/31/1999         400,155           390,806            448,515
11/30/1999         402,795           403,387            457,632
12/31/1999         430,627           433,310            484,585
01/31/2000         417,766           421,067            460,238
02/29/2000         439,940           437,289            451,526
03/31/2000         482,958           465,317            495,699
04/30/2000         482,958           448,043            480,785
05/31/2000         489,611           432,472            470,921
06/30/2000         482,515           450,709            482,531
07/31/2000         473,202           443,666            474,989
08/31/2000         510,455           474,966            504,490
09/30/2000         494,933           453,148            477,856
10/31/2000         494,489           448,028            475,836
11/30/2000         482,071           409,881            438,322
12/31/2000         505,560           418,852            440,467
01/31/2001         484,405           433,310            456,094
02/28/2001         473,013           394,303            414,507
03/31/2001         457,825           370,916            388,248
04/30/2001         474,098           400,964            418,418
05/31/2001         477,895           404,342            421,222
06/30/2001         459,995           397,384            410,970
07/31/2001         455,113           389,394            406,924
08/31/2001         436,669           367,333            381,450
09/30/2001         416,056           329,678            350,647
10/31/2001         423,108           338,629            357,333
11/30/2001         438,297           365,222            384,743
12/31/2001         446,478           373,780            388,114
01/31/2002         442,615           365,514            382,450
02/28/2002         440,959           358,912            375,074
03/31/2002         461,931           373,438            389,180
04/30/2002         454,205           357,565            365,585
05/31/2002         451,997           354,636            362,892
06/30/2002         427,714           326,853            337,043
07/31/2002         399,016           301,075            310,776
08/31/2002         397,360           302,980            312,810
09/30/2002         374,181           275,117            278,814
10/31/2002         387,978           292,537            303,354
11/30/2002         399,568           310,351            321,209
12/31/2002         388,649           292,519            302,338
01/31/2003         376,452           287,579            294,418
02/28/2003         374,234           282,614            290,001
03/31/2003         375,343           283,528            292,816
04/30/2003         399,183           305,579            316,936
05/31/2003         418,588           326,243            333,634
06/30/2003         419,142           331,114            337,890
07/31/2003         426,350           337,512            343,848
08/31/2003         434,666           347,890            350,554
09/30/2003         424,686           343,263            346,831
10/31/2003         443,537           363,706            366,451
11/30/2003         447,418           369,385            369,675
12/31/2003         467,972           384,112            389,063
01/31/2004         479,884           393,136            396,204
02/29/2004         489,527           399,242            401,711
03/31/2004         486,701           394,711            395,651
04/30/2004         479,877           386,400            389,440
05/31/2004         482,132           391,028            394,784
06/30/2004         494,041           399,684            402,461
07/31/2004         473,637           383,296            389,140
08/31/2004         470,795           383,014            390,714
09/30/2004         481,596           391,205            394,946

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(d)
                                    [CHART]

             Loomis Sayles Tax-     Lipper Multi-Cap
             Managed Equity Fund        Core Index      S&P 500 Index
             -------------------    -----------------   -------------
10/01/1995         $250,000            $250,000           $250,000
10/31/1995          245,000             246,367            249,106
11/30/1995          251,000             256,957            260,042
12/31/1995          251,056             260,604            265,051
01/31/1996          250,806             267,360            274,072
02/29/1996          255,316             272,840            276,613
03/31/1996          255,316             276,407            279,276
04/30/1996          261,079             283,096            283,393
05/31/1996          265,087             288,628            290,702
06/30/1996          263,334             285,556            291,811
07/31/1996          248,801             271,583            278,918
08/31/1996          257,070             280,648            284,802
09/30/1996          270,600             294,863            300,832
10/31/1996          277,114             298,544            309,129
11/30/1996          297,158             317,833            332,495
12/31/1996          290,230             313,950            325,907
01/31/1997          308,432             328,827            346,268
02/28/1997          305,904             327,853            348,982
03/31/1997          297,056             315,737            334,643
04/30/1997          310,202             326,663            354,621
05/31/1997          323,096             348,707            376,211
06/30/1997          328,405             361,864            393,066
07/31/1997          353,712             389,362            424,342
08/31/1997          337,783             378,663            400,569
09/30/1997          349,666             399,485            422,507
10/31/1997          338,289             384,455            408,396
11/30/1997          339,806             390,987            427,302
12/31/1997          335,738             396,440            434,641
01/31/1998          341,215             398,658            439,448
02/28/1998          366,409             427,122            471,143
03/31/1998          384,757             447,163            495,270
04/30/1998          392,425             452,009            500,252
05/31/1998          381,197             439,604            491,654
06/30/1998          392,973             451,940            511,625
07/31/1998          395,985             442,722            506,177
08/31/1998          338,203             373,801            432,995
09/30/1998          372,160             391,521            460,733
10/31/1998          387,769             418,236            498,210
11/30/1998          406,391             440,653            528,405
12/31/1998          450,659             470,533            558,855
01/31/1999          465,584             486,141            582,224
02/28/1999          449,931             467,414            564,129
03/31/1999          475,413             482,172            586,699
04/30/1999          489,246             501,842            609,419
05/31/1999          481,965             496,235            595,028
06/30/1999          513,635             520,557            628,051
07/31/1999          511,087             509,094            608,440
08/31/1999          504,898             500,221            605,430
09/30/1999          489,974             487,751            588,833
10/31/1999          496,526             512,507            626,095
11/30/1999          499,802             529,006            638,822
12/31/1999          534,337             568,248            676,446
01/31/2000          518,378             552,192            642,460
02/29/2000          545,893             573,466            630,298
03/31/2000          599,271             610,222            691,960
04/30/2000          599,271             587,569            671,142
05/31/2000          607,526             567,148            657,372
06/30/2000          598,721             591,065            673,578
07/31/2000          587,165             581,829            663,050
08/31/2000          633,390             622,876            704,232
09/30/2000          614,129             594,263            667,053
10/31/2000          613,579             587,549            664,233
11/30/2000          598,171             537,523            611,866
12/31/2000          627,316             549,287            614,860
01/31/2001          601,066             568,248            636,675
02/28/2001          586,931             517,094            578,622
03/31/2001          568,085             486,423            541,966
04/30/2001          588,277             525,828            584,082
05/31/2001          592,989             530,259            587,995
06/30/2001          570,777             521,134            573,684
07/31/2001          564,719             510,656            568,037
08/31/2001          541,834             481,724            532,477
09/30/2001          516,257             432,343            489,478
10/31/2001          525,007             444,082            498,812
11/30/2001          543,854             478,956            537,074
12/31/2001          554,006             490,179            541,779
01/31/2002          549,212             479,339            533,873
02/28/2002          547,158             470,681            523,577
03/31/2002          573,180             489,731            543,268
04/30/2002          563,593             468,915            510,331
05/31/2002          560,854             465,074            506,571
06/30/2002          530,722             428,638            470,488
07/31/2002          495,113             394,834            433,821
08/31/2002          493,058             397,332            436,660
09/30/2002          464,296             360,792            389,204
10/31/2002          481,417             383,636            423,460
11/30/2002          495,797             406,998            448,385
12/31/2002          482,249             383,612            422,043
01/31/2003          467,114             377,135            410,987
02/28/2003          464,363             370,624            404,820
03/31/2003          465,739             371,822            408,751
04/30/2003          495,320             400,739            442,420
05/31/2003          519,398             427,839            465,730
06/30/2003          520,086             434,227            471,671
07/31/2003          529,029             442,617            479,987
08/31/2003          539,349             456,227            489,348
09/30/2003          526,966             450,159            484,151
10/31/2003          550,356             476,968            511,540
11/30/2003          555,171             484,415            516,041
12/31/2003          580,676             503,729            543,104
01/31/2004          595,589             515,564            553,073
02/29/2004          607,561             523,571            560,760
03/31/2004          604,037             517,628            552,300
04/30/2004          595,580             506,730            543,630
05/31/2004          598,380             512,799            551,090
06/30/2004          613,160             524,150            561,806
07/31/2004          587,836             502,659            543,212
08/31/2004          584,309             502,289            545,409
09/30/2004          597,568             513,030            551,317







Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted. Performance data reflects certain fee waivers and reimbursements, without which, performance and rankings would be lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
(a) Shares of the Fund were registered for offer under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our shareholders. (b) Index performance is not available coincident with the Fund's inception and registration dates; comparative performance is presented from the month end closest to the Fund's inception and registration dates. (c) See page 9 for a description of the indexes and disclosure related to after-tax returns. (d) The mountain chart is based on the Fund's minimum initial investment of $250,000.
Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW


LOOMIS SAYLES VALUE FUND

PORTFOLIO REVIEW | Buoyed by performance in the energy, industrials and financials sectors, the Fund outperformed its benchmark, the S&P 500 Index, during the fiscal year ended September 30, 2004. The Fund's energy holdings benefited from rising oil and natural gas prices. Positive stock-picking helped propel the Fund's financials sector, as two banks represented in the portfolio were taken over at prices well above their costs. The Fund's industrials sector also performed well due to our position in Tyco, which continued to benefit from strong business growth.

Although no sectors generated negative performance for the year, the consumer staples and healthcare areas were uninspiring. The consumer staples sector generally lagged as disappointing performance from a number of bell weather stocks dragged down the whole group. Healthcare lagged due to our position in McKesson, which reduced its earnings guidance due to a lack of price increases from the pharmaceutical companies.

Throughout the fiscal year we favored attractively-valued companies with economic sensitivity. Given our forecast for rising interest rates, we underweighted the financials sector. Within the final few months of the year, we increased the Fund's energy weighting, because we believed oil and natural gas prices would remain high.

OUTLOOK | In the short term, we believe the market may remain volatile, as election uncertainty and continued increases in energy prices weigh on the market. Longer-term, we are confident in the market's potential. Continued economic growth should promote earnings and dividend growth, which would be positive for stock prices. However, further increases in interest rates may put a damper on the stock market, so our forecast is for solid, but not overly robust returns. The best performance may include energy and other economically-sensitive areas.

 KEY FUND FACTS

 OBJECTIVE | Long-term growth of capital and income

 STRATEGY | Invests primarily in equity securities, including common stocks, convertible securities, and warrants; Fund invests primarily in medium- and large-sized companies

 FUND INCEPTION DATE | 5/13/91

 EXPENSE RATIO | 0.85%

 TOTAL NET ASSETS | $33.6 million

[PHOTO]       [PHOTO]

Warren Koontz James Carroll
WARREN KOONTZ JAMES CARROLL

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                        SINCE
                                         1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
   --------------------------------------------------------------------------
   LOOMIS SAYLES VALUE FUND              19.38%   3.03%   9.60%      9.85%
   LIPPER LARGE-CAP VALUE FUNDS INDEX(b) 16.69    1.35   10.26      10.38
   S&P 500 INDEX(b)                      13.87   -1.31   11.08      10.68

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

            Loomis Sayles   Lipper Large-Cap
             Value Fund     Value Funds Index   S&P 500 Index
            -------------   -----------------   -------------
05/13/1991  $  250,000      $  250,000          $   250,000
05/31/1991     263,750         260,446              260,785
06/30/1991     248,750         247,339              248,838
07/31/1991     257,000         258,858              260,436
08/31/1991     263,250         265,201              262,978
09/30/1991     256,250         263,184              262,144
10/31/1991     257,250         268,159              265,669
11/30/1991     240,500         256,911              254,964
12/31/1991     267,887         284,716              284,123
01/31/1992     276,529         282,621              278,829
02/29/1992     282,375         287,719              282,440
03/31/1992     275,766         281,277              276,947
04/30/1992     282,120         286,450              285,078
05/31/1992     282,629         288,668              286,476
06/30/1992     276,529         282,325              282,214
07/31/1992     287,712         293,299              293,743
08/31/1992     279,325         287,289              287,731
09/30/1992     281,358         290,677              291,112
10/31/1992     283,900         292,636              292,118
11/30/1992     299,658         304,674              302,065
12/31/1992     305,652         309,352              305,772
01/31/1993     312,545         312,900              308,328
02/28/1993     315,461         315,955              312,530
03/31/1993     321,293         325,136              319,125
04/30/1993     312,810         319,076              311,411
05/31/1993     319,702         327,700              319,741
06/30/1993     319,437         329,180              320,678
07/31/1993     317,051         328,208              319,388
08/31/1993     329,776         341,482              331,507
09/30/1993     327,920         342,711              328,964
10/31/1993     335,078         348,613              335,769
11/30/1993     330,306         343,067              332,569
12/31/1993     341,961         350,389              336,590
01/31/1994     355,103         361,813              348,033
02/28/1994     351,544         353,113              338,586
03/31/1994     337,033         338,450              323,825
04/30/1994     343,878         342,660              327,978
05/31/1994     347,711         347,605              333,360
06/30/1994     337,033         339,230              325,189
07/31/1994     348,806         349,126              335,867
08/31/1994     364,138         363,280              349,637
09/30/1994     351,544         353,816              341,087
10/31/1994     350,996         359,615              348,750
11/30/1994     334,569         347,102              336,049
12/31/1994     338,950         351,034              341,034
01/31/1995     346,131         357,357              349,878
02/28/1995     365,089         370,646              363,513
03/31/1995     374,855         379,335              374,240
04/30/1995     388,930         390,363              385,260
05/31/1995     405,591         404,834              400,658
06/30/1995     408,463         413,616              409,964
07/31/1995     424,262         426,690              423,560
08/31/1995     426,560         429,282              424,625
09/30/1995     440,060         444,703              442,545
10/31/1995     429,145         441,145              440,963
11/30/1995     448,678         460,256              460,320
12/31/1995     458,348         467,728              469,187
01/31/1996     471,875         482,113              485,156
02/29/1996     475,965         487,530              489,655
03/31/1996     480,998         492,803              494,368
04/30/1996     480,998         499,503              501,656
05/31/1996     490,121         508,756              514,594
06/30/1996     491,065         509,051              516,557
07/31/1996     473,133         489,082              493,735
08/31/1996     484,458         501,793              504,150
09/30/1996     508,601         526,381              532,526
10/31/1996     522,477         537,498              547,214
11/30/1996     558,944         576,000              588,576
12/31/1996     555,351         566,255              576,914
01/31/1997     584,543         594,832              612,957
02/28/1997     588,458         599,601              617,761
03/31/1997     568,523         576,688              592,378
04/30/1997     588,458         602,345              627,742
05/31/1997     624,058         637,054              665,961
06/30/1997     654,673         663,641              695,797
07/31/1997     711,826         713,656              751,160
08/31/1997     689,343         683,123              709,079
09/30/1997     724,517         718,085              747,913
10/31/1997     697,684         696,421              722,934
11/30/1997     718,353         719,260              756,401
12/31/1997     717,570         727,491              769,391
01/31/1998     719,197         728,533              777,901
02/28/1998     766,791         776,460              834,007
03/31/1998     789,978         810,968              876,716
04/30/1998     796,486         819,212              885,536
05/31/1998     782,656         805,276              870,316
06/30/1998     781,435         820,337              905,667
07/31/1998     746,452         806,111              896,023
08/31/1998     641,501         696,099              766,478
09/30/1998     685,434         729,554              815,580
10/31/1998     743,604         787,979              881,920
11/30/1998     769,232         828,198              935,371
12/31/1998     793,193         860,189              989,272
01/31/1999     791,361         874,489            1,030,640
02/28/1999     768,005         854,461              998,609
03/31/1999     795,941         880,403            1,038,562
04/30/1999     853,186         932,283            1,078,780
05/31/1999     848,149         916,368            1,053,306
06/30/1999     869,673         956,763            1,111,763
07/31/1999     837,615         929,600            1,077,048
08/31/1999     802,352         912,659            1,071,719
09/30/1999     757,472         878,903            1,042,339
10/31/1999     785,866         921,229            1,108,299
11/30/1999     780,930         924,442            1,130,829
12/31/1999     782,659         952,911            1,197,430
01/31/2000     748,924         912,630            1,137,268
02/29/2000     688,719         874,249            1,115,741
03/31/2000     758,266         954,304            1,224,892
04/30/2000     755,152         943,680            1,188,040
05/31/2000     768,127         944,384            1,163,665
06/30/2000     749,962         933,958            1,192,353
07/31/2000     746,848         929,738            1,173,717
08/31/2000     797,191         983,551            1,246,616
09/30/2000     784,735         968,022            1,180,803
10/31/2000     814,319         975,755            1,175,811
11/30/2000     796,672         933,933            1,083,111
12/31/2000     840,165         971,538            1,088,412
01/31/2001     851,185         979,621            1,127,028
02/28/2001     828,095         932,405            1,024,263
03/31/2001     797,134         896,167              959,376
04/30/2001     835,442         946,942            1,033,930
05/31/2001     849,086         962,182            1,040,857
06/30/2001     834,393         936,035            1,015,524
07/31/2001     827,571         929,657            1,005,527
08/31/2001     796,609         886,115              942,579
09/30/2001     729,438         816,964              866,463
10/31/2001     734,685         822,288              882,986
11/30/2001     775,371         875,034              950,716
12/31/2001     792,655         888,223              959,045
01/31/2002     785,626         871,835              945,049
02/28/2002     781,841         867,010              926,824
03/31/2002     808,335         905,288              961,681
04/30/2002     788,330         866,699              903,376
05/31/2002     793,737         867,866              896,721
06/30/2002     735,882         807,346              832,848
07/31/2002     674,243         737,605              767,941
08/31/2002     682,354         742,570              772,965
09/30/2002     603,953         656,741              688,960
10/31/2002     647,209         704,932              749,600
11/30/2002     687,220         749,126              793,721
12/31/2002     660,364         713,451              747,091
01/31/2003     645,108         696,464              727,520
02/28/2003     620,045         679,041              716,604
03/31/2003     616,776         678,604              723,562
04/30/2003     666,903         735,895              783,162
05/31/2003     715,940         781,191              824,425
06/30/2003     728,471         790,129              834,942
07/31/2003     732,285         801,134              849,663
08/31/2003     746,996         814,674              866,233
09/30/2003     736,644         805,523              857,034
10/31/2003     773,149         849,965              905,517
11/30/2003     788,405         860,420              913,484
12/31/2003     833,639         913,198              961,391
01/31/2004     844,666         927,032              979,037
02/29/2004     863,412         946,582              992,645
03/31/2004     860,577         935,257              977,670
04/30/2004     844,571         918,021              962,322
05/31/2004     857,830         924,729              975,528
6/30/2004      874,387         945,085              994,497
7/31/2004      861,708         922,336              961,582
8/31/2004      864,982         929,020              965,472
9/30/2004      879,401         939,998              975,928




Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 9 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $250,000.
Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S.

FUND AND MANAGER REVIEW


LOOMIS SAYLES WORLDWIDE FUND

PORTFOLIO REVIEW | The Fund slightly lagged its benchmark, the S&P 500 Index, for the 12 months ended September 30, 2004.

On the stock side, our higher quality emphasis helped to generate solid absolute returns for the portfolio. The economically-sensitive sectors were among our best performers, especially materials, which generated strong absolute and relative returns. Strong stock selection was particularly helpful in healthcare, which more than made up for the drag we had in telecommunication services.

In the bond portfolio, our currency and country strategies were keys to performance. We positioned the portfolio to take advantage of a weaker U.S. dollar and invested nearly 75% of the portfolio in non-dollar currencies. In particular, the portfolio realized double-digit returns from several currencies, including the euro, U.K. sterling, Canadian dollar, Australian dollar, New Zealand dollar and Swedish krona. Emerging market positions, which advanced strongly for the year, dominated our country strategy. The portfolio realized notable gains from positions in Brazil.

Issue selection in the bond portfolio also enhanced performance. Specifically, we focused on BBB-rated corporate securities, which were strong out-performers for the year. Our issue selections also helped offset the negative impact of our duration strategy. We maintained a shorter duration (sensitivity to interest rate changes), which cost the portfolio some performance in the declining yield environment.

OUTLOOK | We continue to believe we will see modest returns in the equity markets this year. Although domestic political events, tension in the Middle East, higher oil prices and rising interest rates have weighed on market performance this year, fundamentals continue to improve and earnings remain solid. Within the bond portfolio, we continue to favor non-U.S. dollar currency exposure. We also plan to use corporates and emerging market debt for added income and exposure to upgrade candidates. Nevertheless, we are not spending our "quality budget" as aggressively as we would if spreads were wider.
 KEY FUND FACTS

 OBJECTIVE | High total investment return through a combination of capital appreciation and current income

 STRATEGY | Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging securities markets

 FUND INCEPTION DATE | 5/1/96

 EXPENSE RATIO | 1.00%

 TOTAL NET ASSETS | $17.3 million

[PHOTO]                [PHOTO]

Daniel Fuss         David Rolley
   DANIEL FUSS      DAVID ROLLEY

[PHOTO]                [PHOTO]

                    Warren Koontz
MARK B. BARIBEAU    WARREN KOONTZ
effective 10/1/04 effective 10/1/04

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                   SINCE
                                             1 YEAR 5 YEARS INCEPTION(a)
       -----------------------------------------------------------------
       LOOMIS SAYLES WORLDWIDE FUND          13.24%  11.87%    10.16%
       LIPPER GLOBAL FLEXIBLE FUNDS INDEX(b) 12.55    3.23      6.44
       S&P 500 INDEX(b)                      13.87   -1.31      8.23

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

                Loomis Sayles     Lipper Global
                Worldwide Fund  Flexible Funds Index  S&P 500 Index
                --------------  --------------------  -------------
05/01/1996        $250,000            $250,000        $250,000
05/31/1996         252,250             251,586         256,447
06/30/1996         253,000             252,629         257,426
07/31/1996         244,500             246,466         246,053
08/31/1996         250,500             250,102         251,243
09/30/1996         258,500             257,121         265,384
10/31/1996         263,500             260,291         272,704
11/30/1996         276,250             271,371         293,316
12/31/1996         273,097             271,756         287,504
01/31/1997         273,097             276,787         305,466
02/28/1997         273,611             278,385         307,860
03/31/1997         273,097             273,834         295,211
04/30/1997         275,666             276,512         312,835
05/31/1997         283,631             288,138         331,881
06/30/1997         286,971             296,211         346,750
07/31/1997         302,330             308,392         374,340
08/31/1997         295,076             299,543         353,369
09/30/1997         306,742             312,306         372,722
10/31/1997         289,110             301,232         360,274
11/30/1997         289,370             302,170         376,952
12/31/1997         282,692             304,762         383,426
01/31/1998         291,293             305,506         387,666
02/28/1998         309,069             319,280         415,627
03/31/1998         311,936             329,994         436,911
04/30/1998         307,922             332,904         441,306
05/31/1998         294,733             330,053         433,721
06/30/1998         282,405             329,795         451,338
07/31/1998         282,405             326,570         446,532
08/31/1998         252,301             290,436         381,974
09/30/1998         252,014             295,085         406,443
10/31/1998         270,077             310,493         439,504
11/30/1998         286,132             324,396         466,142
12/31/1998         291,114             332,163         493,003
01/31/1999         295,187             336,107         513,619
02/28/1999         289,547             327,933         497,656
03/31/1999         298,634             338,611         517,566
04/30/1999         311,169             356,802         537,609
05/31/1999         312,736             351,118         524,914
06/30/1999         319,943             364,134         554,046
07/31/1999         325,897             363,883         536,746
08/31/1999         324,644             362,603         534,090
09/30/1999         322,137             360,621         519,449
10/31/1999         334,671             367,933         552,320
11/30/1999         387,079             380,851         563,548
12/31/1999         467,272             406,460         596,738
01/31/2000         451,347             398,155         566,757
02/29/2000         515,728             420,307         556,028
03/31/2000         507,934             418,265         610,424
04/30/2000         484,893             404,266         592,059
05/31/2000         472,694             397,916         579,912
06/30/2000         487,942             412,180         594,208
07/31/2000         472,016             407,090         584,921
08/31/2000         485,231             420,974         621,250
09/30/2000         472,016             408,554         588,452
10/31/2000         449,652             400,636         585,964
11/30/2000         426,926             385,157         539,767
12/31/2000         446,497             400,748         542,409
01/31/2001         450,281             405,929         561,653
02/28/2001         438,929             385,458         510,441
03/31/2001         418,591             366,444         478,104
04/30/2001         425,686             385,129         515,258
05/31/2001         432,308             382,183         518,710
06/30/2001         428,997             376,598         506,085
07/31/2001         424,267             371,266         501,103
08/31/2001         421,902             362,098         469,733
09/30/2001         402,510             338,224         431,801
10/31/2001         410,550             346,217         440,035
11/30/2001         417,172             358,725         473,789
12/31/2001         418,713             359,167         477,939
01/31/2002         412,510             356,843         470,965
02/28/2002         413,543             353,916         461,882
03/31/2002         421,297             363,747         479,253
04/30/2002         423,365             358,846         450,197
05/31/2002         430,602             363,067         446,880
06/30/2002         420,780             349,394         415,049
07/31/2002         401,137             328,712         382,703
08/31/2002         405,790             330,347         385,207
09/30/2002         389,248             310,026         343,343
10/31/2002         399,069             323,079         373,562
11/30/2002         415,611             336,044         395,550
12/31/2002         417,580             327,497         372,312
01/31/2003         421,323             322,306         362,559
02/28/2003         425,600             318,934         357,119
03/31/2003         426,670             318,595         360,586
04/30/2003         448,057             337,122         390,288
05/31/2003         471,582             355,162         410,851
06/30/2003         475,325             359,456         416,092
07/31/2003         469,443             362,263         423,429
08/31/2003         479,068             369,911         431,687
09/30/2003         498,316             375,567         427,102
10/31/2003         517,030             389,936         451,263
11/30/2003         521,842             396,191         455,234
12/31/2003         547,702             409,462         479,108
01/31/2004         556,008             418,719         487,902
02/29/2004         562,654             424,606         494,684
03/31/2004         568,259             426,515         487,221
04/30/2004         557,689             414,215         479,572
05/31/2004         566,445             416,130         486,154
06/30/2004         577,378             421,198         495,607
07/31/2004         569,006             411,174         479,204
08/31/2004         571,168             412,788         481,142
09/30/2004         564,315             422,703         486,353



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 9 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $250,000.
Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Lipper Multi-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the multi-cap core funds investment objective. Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective. Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Lipper Large-Cap Value Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap value funds investment objective.
Lipper Global Flexible Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global flexible portfolio funds investment objective.
Source: Lipper, Inc.

Russell Midcap Growth Index is an index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.
Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

AFTER-TAX RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distribution or even the return before taxes.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available
(i) without charge, upon request, by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2004 is available on (i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
Beginning next quarter, the Funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2004 through September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                                       Beginning                 Ending                Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     4/1/04                   9/30/04              4/1/04 - 9/30/04
-------------------                                  -------------            -------------           ----------------
Actual                                                 $1,000.00                $1,006.50                  $5.02
Hypothetical (5% return before expenses)               $1,000.00                $1,020.00                  $5.05

Retail Class
------------
Actual                                                 $1,000.00                $1,005.30                  $6.27
Hypothetical (5% return before expenses)               $1,000.00                $1,018.75                  $6.31
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

LOOMIS SAYLES MID CAP GROWTH FUND

                                                     Beginning               Ending               Expenses Paid
                                                   Account Value          Account Value           During Period*
Institutional Class                                   4/1/04                 9/30/04             4/1/04 - 9/30/04
-------------------                                -------------          -------------          ----------------
Actual                                               $1,000.00              $1,000.00                 $4.50
Hypothetical (5% return before expenses)             $1,000.00              $1,020.50                 $4.55
*Expenses are equal to the Fund's annualized expense ratio 0.90%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                                       Beginning                 Ending                Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     4/1/04                   9/30/04              4/1/04 - 9/30/04
-------------------                                  -------------            -------------           ----------------
Actual                                                 $1,000.00                $  947.10                  $4.87
Hypothetical (5% return before expenses)               $1,000.00                $1,020.00                  $5.05

Retail Class
------------
Actual                                                 $1,000.00                $  945.10                  $6.08
Hypothetical (5% return before expenses)               $1,000.00                $1,018.75                  $6.31
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP VALUE FUND

                                                Beginning      Ending      Expenses Paid
                                              Account Value Account Value  During Period*
Institutional Class                              4/1/04        9/30/04    4/1/04 - 9/30/04
-------------------                           ------------- ------------- ----------------
Actual                                          $1,000.00     $1,023.90        $4.55
Hypothetical (5% return before expenses)        $1,000.00     $1,020.50        $4.55

Retail Class
------------
Actual                                          $1,000.00     $1,022.80        $5.82
Hypothetical (5% return before expenses)        $1,000.00     $1,019.25        $5.81

Admin Class
-----------
Actual                                          $1,000.00     $1,021.30        $7.07
Hypothetical (5% return before expenses)        $1,000.00     $1,018.00        $7.06
*Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.15% and 1.40% for the Institutional, Retail and Admin Classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

LOOMIS SAYLES SMALL COMPANY GROWTH FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/04                  9/30/04              4/1/04 - 9/30/04
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $  901.00                  $4.28
Hypothetical (5% return before expenses)              $1,000.00               $1,020.50                  $4.55
*Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/04                  9/30/04              4/1/04 - 9/30/04
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $  989.50                  $3.23
Hypothetical (5% return before expenses)              $1,000.00               $1,021.75                  $3.29
*Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

LOOMIS SAYLES VALUE FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/04                  9/30/04              4/1/04 - 9/30/04
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,021.80                  $4.30
Hypothetical (5% return before expenses)              $1,000.00               $1,020.75                  $4.29
*Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

LOOMIS SAYLES WORLDWIDE FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/04                  9/30/04              4/1/04 - 9/30/04
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $  993.20                  $4.98
Hypothetical (5% return before expenses)              $1,000.00               $1,020.00                  $5.05
*Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                                SHARES  VALUE (A)
-----------------------------------------------------------------

COMMON STOCKS - 97.7% OF TOTAL NET ASSETS

BANKS/SAVINGS & LOANS - 2.0%
TCF Financial Corp.                             32,850 $  995,027
                                                       ----------
BIOTECHNOLOGY - 7.4%
Genzyme Corp.(c)                                13,425    730,454
Gilead Sciences, Inc.(c)                        23,550    880,299
ImClone Systems, Inc.(c)                         6,925    365,986
Martek Biosciences Corp.(c)                      9,100    442,624
Onyx Pharmaceuticals, Inc.(c)                    9,700    417,197
OSI Pharmaceuticals, Inc.(c)                     6,300    387,198
Pharmion Corp.(c)                                9,650    498,867
                                                       ----------
                                                        3,722,625
                                                       ----------
CAPITAL MARKETS - 3.5%
Blackrock, Inc., Class A                        14,050  1,032,534
T. Rowe Price Group, Inc.                       14,775    752,639
                                                       ----------
                                                        1,785,173
                                                       ----------
CHEMICALS - 1.1%
Lyondell Chemical Co.                           23,650    531,179
                                                       ----------
COMMERCIAL BANKS - 1.0%
East West Bancorp, Inc.                         15,375    516,446
                                                       ----------
COMMERCIAL SERVICES & SUPPLIES - 4.5%
Corporate Executive Board Co.                   16,150    989,026
Iron Mountain, Inc.(c)                          38,325  1,297,301
                                                       ----------
                                                        2,286,327
                                                       ----------
COMMUNICATIONS EQUIPMENT - 5.0%
Juniper Networks, Inc.(c)                       32,700    771,720
Research In Motion Ltd.(c)                      23,125  1,765,362
                                                       ----------
                                                        2,537,082
                                                       ----------
COMPUTERS & PERIPHERALS - 4.2%
Apple Computer, Inc.(c)                         35,825  1,388,219
Network Appliance, Inc.(c)                      32,950    757,850
                                                       ----------
                                                        2,146,069
                                                       ----------
DIVERSIFIED FINANCIAL SERVICES - 4.2%
Chicago Mercantile Exchange                      6,700  1,080,710
Moody's Corp.                                   14,475  1,060,294
                                                       ----------
                                                        2,141,004
                                                       ----------
ELECTRONIC COMPONENTS - SEMICONDUCTORS - 1.7%
Cree, Inc.(c)                                   27,425    837,285
                                                       ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
FLIR Systems, Inc.(c)                            7,925    463,613
                                                       ----------
ENERGY EQUIPMENT & SERVICES - 2.1%
Smith International, Inc.(c)                    17,550  1,065,812
                                                       ----------
HEALTHCARE - EQUIPMENT & SUPPLIES - 5.5%
Advanced Medical Optics, Inc.(c)                18,900    747,873
Dade Behring Holdings, Inc.(c)                  18,275  1,018,246
Fisher Scientific International, Inc.(c)        16,750    977,028
                                                       ----------
                                                        2,743,147
                                                       ----------

                                                  SHARES  VALUE (A)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE PROVIDERS & SERVICES - 3.0%
Covance, Inc.(c)                                  37,700 $1,506,869
                                                         ----------
HOME CONSTRUCTION - 4.9%
Pulte Homes, Inc.                                 20,100  1,233,537
Toll Brothers, Inc.(c)                            26,950  1,248,593
                                                         ----------
                                                          2,482,130
                                                         ----------
HOTELS, RESTAURANTS & LEISURE - 7.8%
Starbucks Corp.(c)                                22,025  1,001,256
Starwood Hotels & Resorts Worldwide, Inc.         22,450  1,042,129
Station Casinos, Inc.                             23,575  1,156,118
Yum! Brands, Inc.                                 18,725    761,359
                                                         ----------
                                                          3,960,862
                                                         ----------
HOUSEHOLD DURABLES - 3.0%
Harman International Industries, Inc.             14,150  1,524,662
                                                         ----------
INTERNET SOFTWARE & SERVICES - 2.9%
Ask Jeeves, Inc.(c)                               16,000    523,360
Yahoo! Inc.(c)                                    27,825    943,546
                                                         ----------
                                                          1,466,906
                                                         ----------
IT SERVICES - 2.1%
Cognizant Technology Solutions Corp.(c)           35,500  1,083,105
                                                         ----------
MEDIA - 2.2%
XM Satellite Radio Holdings, Inc., Class A(c)     36,500  1,132,230
                                                         ----------
METALS & MINING - 6.3%
Freeport-McMoRan Copper & Gold, Inc., Class B     29,675  1,201,837
Nucor Corp.                                       12,900  1,178,673
Steel Dynamics, Inc.                              20,825    804,262
                                                         ----------
                                                          3,184,772
                                                         ----------
OFFICE ELECTRONICS - 3.0%
Zebra Technologies Corp., Class A(c)              25,075  1,529,826
                                                         ----------
OIL & GAS DRILLING EQUIPMENT - 2.0%
Noble Corp.(c)                                    22,575  1,014,746
                                                         ----------
OIL & GAS EXPLORATION - 4.2%
EOG Resources, Inc.                               16,175  1,065,124
Ultra Petroleum Corp.(c)                          21,750  1,066,837
                                                         ----------
                                                          2,131,961
                                                         ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.5%
Marvell Technology Group Ltd.(c)                  28,025    732,293
                                                         ----------
SOFTWARE - 3.1%
Symantec Corp.(c)                                 28,150  1,544,872
                                                         ----------
SPECIALTY RETAIL - 1.5%
PETsMART, Inc.                                    25,825    733,172
                                                         ----------
TEXTILES APPAREL & LUXURY GOODS - 1.8%
Coach, Inc.(c)                                    21,875    927,938
                                                         ----------
THRIFTS & MORTGAGE FINANCE - 1.4%
Commercial Capital Bancorp, Inc.                  30,825    699,419
                                                         ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                           SHARES    VALUE (A)
------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TRADING COMPANIES & DISTRIBUTORS - 2.2%
Fastenal Co.                                               19,200 $ 1,105,920
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.7%
Nextel Partners, Inc., Class A(c)                          52,600     872,108
                                                                  -----------

TOTAL COMMON STOCKS
 (Identified Cost $44,036,477)                                     49,404,580
                                                                  -----------

                                                 PRINCIPAL AMOUNT
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 3.3%
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$1,651,030 on 10/1/04 collateralized by
$1,175,000 U.S. Treasury Bond, 8.500% due
2/15/20 with a value of $1,684,656                     $1,651,000   1,651,000
                                                                  -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $1,651,000)                                       1,651,000
                                                                  -----------

TOTAL INVESTMENTS - 101.0%
 (Identified Cost $45,687,477)(b)                                  51,055,580
 Other assets less liabilities--(1.0)%                               (482,395)
                                                                  -----------

TOTAL NET ASSETS  -  100%                                         $50,573,185
                                                                  -----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:

   At September 30, 2004, the net
   unrealized appreciation on
   investments based on cost of
   $46,347,575 for federal income
   tax purposes was as follows:
   Aggregate gross unrealized
   appreciation for all
   investments in which there is
   an excess of value over tax
   cost                                                           $4,860,172
   Aggregate gross unrealized
   depreciation for all
   investments in which there is
   an excess of tax cost over
   value                                                            (152,167)
                                                                  ----------
   Net unrealized appreciation                                    $4,708,005
                                                                  ----------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $108,430,596 of which $87,288,208 expires on September 30, 2010 and $21,142,388 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $498,755 in undistributed ordinary income and $0 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, unrealized gains on passive foreign investment companies and wash sales.
(c)Non-income producing security.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Hotels, Restaurants & Leisure     7.8% Software                          3.1%
Biotechnology                     7.4  Office Electronics                3.0
Metals & Mining                   6.3  Household Durables                3.0
Healthcare - Equipment & Supplies 5.5  Healthcare Providers & Services   3.0
Communications Equipment          5.0  Internet Software & Services      2.9
Home Construction                 4.9  Media                             2.2
Commercial Services & Supplies    4.5  Trading Companies & Distributors  2.2
Computers & Peripherals           4.2  IT Services                       2.1
Diversified Financial Services    4.2  Energy Equipment & Services       2.1
Oil & Gas Exploration             4.2  Oil & Gas Drilling Equipment      2.0
Capital Markets                   3.5  Banks/Savings & Loans             2.0
                                       Other, less than 2% each         12.6

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES MID CAP GROWTH FUND


                                                SHARES VALUE (A)
----------------------------------------------------------------

COMMON STOCKS - 96.9% OF TOTAL NET ASSETS

BANKS/SAVINGS & LOANS - 1.9%
TCF Financial Corp.                              5,350  $162,052
                                                       ---------
BIOTECHNOLOGY - 7.3%
Genzyme Corp.(c)                                 2,275   123,783
Gilead Sciences, Inc.(c)                         3,850   143,913
ImClone Systems, Inc.(c)                         1,175    62,099
Martek Biosciences Corp.(c)                      1,525    74,176
Onyx Pharmaceuticals, Inc.(c)                    1,625    69,891
OSI Pharmaceuticals, Inc.(c)                     1,050    64,533
Pharmion Corp.(c)                                1,625    84,006
                                                       ---------
                                                         622,401
                                                       ---------
CAPITAL MARKETS - 3.5%
Blackrock, Inc., Class A                         2,375   174,539
T. Rowe Price Group, Inc.                        2,475   126,076
                                                       ---------
                                                         300,615
                                                       ---------
CHEMICALS - 1.1%
Lyondell Chemical Co.                            4,000    89,840
                                                       ---------
COMMERCIAL BANKS - 1.0%
East West Bancorp, Inc.                          2,600    87,334
                                                       ---------
COMMERCIAL SERVICES & SUPPLIES - 4.7%
Corporate Executive Board Co.                    2,725   166,879
Iron Mountain, Inc.(c)                           6,925   234,411
                                                       ---------
                                                         401,290
                                                       ---------
COMMUNICATIONS EQUIPMENT - 5.0%
Juniper Networks, Inc.(c)                        5,525   130,390
Research In Motion Ltd.(c)                       3,875   295,817
                                                       ---------
                                                         426,207
                                                       ---------
COMPUTERS & PERIPHERALS - 4.2%
Apple Computer, Inc.(c)                          5,925   229,594
Network Appliance, Inc.(c)                       5,550   127,650
                                                       ---------
                                                         357,244
                                                       ---------
DIVERSIFIED FINANCIAL SERVICES - 4.6%
Chicago Mercantile Exchange                      1,100   177,430
Moody's Corp.                                    2,975   217,919
                                                       ---------
                                                         395,349
                                                       ---------
ELECTRONIC COMPONENTS - SEMICONDUCTORS - 1.6%
Cree, Inc.(c)                                    4,625   141,201
                                                       ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
FLIR Systems, Inc.(c)                            1,350    78,975
                                                       ---------
ENERGY EQUIPMENT & SERVICES - 2.1%
Smith International, Inc.(c)                     2,950   179,154
                                                       ---------
HEALTHCARE - EQUIPMENT & SUPPLIES - 5.7%
Advanced Medical Optics, Inc.(c)                 3,450   136,517
Dade Behring Holdings, Inc.(c)                   3,075   171,333
Fisher Scientific International, Inc.(c)         3,075   179,365
                                                       ---------
                                                         487,215
                                                       ---------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                  SHARES VALUE (A)
------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE PROVIDERS & SERVICES - 2.8%
Covance, Inc.(c)                                   5,975  $238,821
                                                         ---------
HOME CONSTRUCTION - 4.9%
Pulte Homes, Inc.                                  3,375   207,124
Toll Brothers, Inc.(c)                             4,500   208,485
                                                         ---------
                                                           415,609
                                                         ---------
HOTELS, RESTAURANTS & LEISURE - 8.6%
Starbucks Corp.(c)                                 3,725   169,338
Starwood Hotels & Resorts Worldwide, Inc.          4,550   211,211
Station Casinos, Inc.                              4,175   204,742
Yum! Brands, Inc.                                  3,750   152,475
                                                         ---------
                                                           737,766
                                                         ---------
HOUSEHOLD DURABLES - 3.0%
Harman International Industries, Inc.              2,350   253,212
                                                         ---------
INTERNET SOFTWARE & SERVICES - 1.5%
Ask Jeeves, Inc.(c)                                3,925   128,387
                                                         ---------
IT SERVICES - 2.1%
Cognizant Technology Solutions Corp.(c)            6,000   183,060
                                                         ---------
MEDIA - 2.2%
XM Satellite Radio Holdings, Inc., Class A(c)      6,125   189,997
                                                         ---------
METALS & MINING - 6.1%
Freeport-McMoRan Copper & Gold, Inc., Class B      4,875   197,437
Nucor Corp.                                        2,100   191,877
Steel Dynamics, Inc.                               3,500   135,170
                                                         ---------
                                                           524,484
                                                         ---------
OFFICE ELECTRONICS - 3.0%
Zebra Technologies Corp., Class A(c)               4,250   259,292
                                                         ---------
OIL & GAS DRILLING EQUIPMENT - 2.0%
Noble Corp.(c)                                     3,800   170,810
                                                         ---------
OIL & GAS EXPLORATION - 4.1%
EOG Resources, Inc.                                2,650   174,502
Ultra Petroleum Corp.(c)                           3,675   180,259
                                                         ---------
                                                           354,761
                                                         ---------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.4%
Marvell Technology Group Ltd.(c)                   4,725   123,464
                                                         ---------
SOFTWARE - 3.0%
Symantec Corp.(c)                                  4,750   260,680
                                                         ---------
SPECIALTY RETAIL - 1.5%
PETsMART, Inc.                                     4,475   127,045
                                                         ---------
TEXTILES APPAREL & LUXURY GOODS - 1.8%
Coach, Inc.(c)                                     3,675   155,894
                                                         ---------
THRIFTS & MORTGAGE FINANCE - 1.4%
Commercial Capital Bancorp, Inc.                   5,175   117,421
                                                         ---------
TRADING COMPANIES & DISTRIBUTORS - 2.2%
Fastenal Co.                                       3,200   184,320
                                                         ---------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                              SHARES  VALUE (A)
---------------------------------------------------------------

COMMON STOCKS - CONTINUED

WIRELESS TELECOMMUNICATION SERVICES - 1.7%
Nextel Partners, Inc., Class A(c)              8,875 $  147,148
                                                     ----------

TOTAL COMMON STOCKS
 (Identified Cost $7,394,990)                         8,301,048
                                                     ----------

TOTAL INVESTMENTS - 96.9%
 (Identified Cost $7,394,990)(b)                      8,301,048
 Other assets less liabilities--3.1%                    268,779
                                                     ----------

TOTAL NET ASSETS  -  100%                            $8,569,827
                                                     ----------

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:

 At September 30, 2004, the net unrealized appreciation on investments based on cost of $7,509,846 for federal income tax purposes was as follows:
 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost      $816,674
 Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value       (25,472)
                                                                                                                     --------
 Net unrealized appreciation                                                                                         $791,202
                                                                                                                     --------

 At September 30, 2004, the Fund had a capital loss carryover of approximately $4,658,636 of which $2,388,997 expires on September 30, 2010 and $2,269,639 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
 At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $104,716 in undistributed ordinary income and $0 in undistributed long-term gains.
 The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, unrealized gains on passive foreign investment companies and wash sales.
(c) Non-income producing security.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Hotels, Restaurants & Leisure                                          8.6%
Biotechnology                                                          7.3
Metals & Mining                                                        6.1
Healthcare - Equipment & Supplies                                      5.7
Communications Equipment                                               5.0
Home Construction                                                      4.9
Commercial Services & Supplies                                         4.7
Diversified Financial Services                                         4.6
Computers & Peripherals                                                4.2
Oil & Gas Exploration                                                  4.1
Capital Markets                                                        3.5
Software                                                               3.0
Office Electronics                                                     3.0
Household Durables                                                     3.0
Healthcare Providers & Services                                        2.8
Media                                                                  2.2
Trading Companies & Distributors                                       2.2
IT Services                                                            2.1
Energy Equipment & Services                                            2.1
Oil & Gas Drilling Equipment                                           2.0
Other, less than 2% each                                              15.8

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                              SHARES  VALUE (A)
---------------------------------------------------------------

COMMON STOCKS - 100.6% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.2%
DRS Technologies, Inc.(c)                     17,450 $  653,328
                                                     ----------
AIR FREIGHT & LOGISTICS - 2.1%
EGL, Inc.(c)                                  20,850    630,921
                                                     ----------
BANKS/SAVINGS & LOANS - 2.1%
Silicon Valley Bancshares(c)                  17,550    652,333
                                                     ----------
BIOTECHNOLOGY - 6.9%
Keryx Biopharmaceuticals, Inc.(c)             20,950    234,431
Martek Biosciences Corp.(c)                    9,950    483,968
Onyx Pharmaceuticals, Inc.(c)                  6,500    279,565
Pharmion Corp.(c)                              4,750    245,556
Salix Pharmaceuticals Ltd.(c)                 26,087    561,392
Telik, Inc.(c)                                12,700    283,210
                                                     ----------
                                                      2,088,122
                                                     ----------
BUILDING PRODUCTS - 1.7%
Simpson Manufacturing Co., Inc.                8,150    515,080
                                                     ----------
CAPITAL MARKETS - 2.1%
Affiliated Managers Group, Inc.(c)            12,200    653,188
                                                     ----------
CHEMICALS - 1.8%
Headwaters, Inc.(c)                           17,250    532,335
                                                     ----------
CHEMICALS - SPECIALTY - 1.2%
Cuno, Inc.(c)                                  6,300    363,825
                                                     ----------
COMMERCIAL BANKS - 2.8%
UCBH Holdings, Inc.                            9,250    361,397
Wintrust Financial Corp.                       8,450    484,016
                                                     ----------
                                                        845,413
                                                     ----------
COMMERCIAL SERVICES & SUPPLIES - 10.1%
Bright Horizons Family Solutions, Inc.(c)      8,825    479,109
Corporate Executive Board Co.                  5,425    332,227
CoStar Group, Inc.(c)                         13,500    664,065
Educate, Inc.(c)                              30,350    357,827
Heidrick & Struggles International, Inc.(c)   19,775    569,915
Navigant Consulting, Inc.(c)                  30,550    670,878
                                                     ----------
                                                      3,074,021
                                                     ----------
COMMUNICATIONS EQUIPMENT - 3.5%
AudioCodes Ltd.(c)                            23,925    301,216
F5 Networks, Inc.(c)                          14,850    452,331
Tekelec(c)                                    18,950    316,086
                                                     ----------
                                                      1,069,633
                                                     ----------
COMPUTER SERVICES - 1.6%
Sapient Corp.(c)                              65,525    499,956
                                                     ----------
COMPUTERS & PERIPHERALS - 1.1%
Novatel Wireless, Inc.(c)                     14,525    341,338
                                                     ----------
CONSUMER DURABLES & APPAREL - 2.1%
Quiksilver, Inc.(c)                           25,600    650,752
                                                     ----------
DIVERSIFIED FINANCIAL SERVICES - 1.3%
National Financial Partners Corp.             11,425    408,787
                                                     ----------

                                                  SHARES  VALUE (A)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
ScanSource, Inc.(c)                                5,125 $  326,975
                                                         ----------
ENERGY EQUIPMENT & SERVICES - 1.9%
Input/Output, Inc.(c)                             55,900    576,329
                                                         ----------
HEALTHCARE - DRUGS - 1.8%
First Horizon Pharmaceutical Corp.(c)             26,675    533,767
                                                         ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 8.6%
Advanced Medical Optics, Inc.(c)                  16,750    662,797
ArthroCare Corp.(c)                               19,325    566,029
Epix Pharmaceuticals, Inc.(c)                     19,200    370,752
Given Imaging Ltd.(c)                             14,900    572,905
Intuitive Surgical, Inc.(c)                       17,950    444,263
                                                         ----------
                                                          2,616,746
                                                         ----------
HEALTHCARE PROVIDERS & SERVICES - 1.6%
United Surgical Partners International, Inc.(c)   14,350    492,923
                                                         ----------
HOTELS, RESTAURANTS & LEISURE - 7.2%
Penn National Gaming, Inc.(c)                     14,825    598,930
Scientific Games Corp., Class A(c)                37,875    723,412
Shuffle Master, Inc.(c)                           10,150    380,219
Sonic Corp.(c)                                    19,425    497,863
                                                         ----------
                                                          2,200,424
                                                         ----------
INTERNET SOFTWARE & SERVICES - 2.8%
Akamai Technologies, Inc.(c)                      23,100    324,555
Jupitermedia Corp.(c)                             28,925    514,865
                                                         ----------
                                                            839,420
                                                         ----------
IT SERVICES - 3.5%
Anteon International Corp.(c)                     14,450    529,592
iPayment Holdings, Inc.(c)                        13,650    548,184
                                                         ----------
                                                          1,077,776
                                                         ----------
LEISURE EQUIPMENT & PRODUCTS - 1.4%
Jakks Pacific, Inc.(c)                            18,725    430,675
                                                         ----------
MACHINERY - 3.8%
Actuant Corp., Class A(c)                         14,450    595,485
Ceradyne, Inc.(c)                                 12,975    569,732
                                                         ----------
                                                          1,165,217
                                                         ----------
METALS & MINING - 1.8%
Steel Dynamics, Inc.                              14,200    548,404
                                                         ----------
OIL & GAS - 4.3%
Cimarex Energy Co.(c)                             10,525    367,743
Denbury Resources, Inc.(c)                        23,075    586,105
Unit Corp.(c)                                     10,525    369,217
                                                         ----------
                                                          1,323,065
                                                         ----------
PHARMACEUTICALS - 0.9%
Bone Care International, Inc.(c)                  10,775    261,833
                                                         ----------
ROAD & RAIL - 1.6%
Old Dominion Freight Line, Inc.(c)                17,100    492,651
                                                         ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                   SHARES    VALUE (A)
----------------------------------------------------------------------

COMMON STOCKS - CONTINUED

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
FormFactor, Inc.(c)                                28,350 $   549,139
Tessera Technologies, Inc.(c)                      22,175     490,068
                                                          -----------
                                                            1,039,207
                                                          -----------
SOFTWARE - 6.2%
Altiris, Inc.(c)                                   19,075     603,724
InfoSpace, Inc.(c)                                  8,300     393,337
JAMDAT Mobile, Inc.(c)                              1,325      30,568
Macrovision Corp.(c)                               13,050     314,244
RSA Security, Inc.(c)                              28,475     549,567
                                                          -----------
                                                            1,891,440
                                                          -----------

SPECIALTY RETAIL - 3.2%
Brookstone, Inc.(c)                                18,750     354,187
Guitar Center, Inc.(c)                             14,100     610,530
                                                          -----------
                                                              964,717
                                                          -----------

TELECOMMUNICATIONS - WIRELESS - 1.3%
Alamosa Holdings, Inc.(c)                          50,625     386,775
                                                          -----------

THRIFTS & MORTGAGE FINANCE - 1.6%
BankAtlantic Bancorp, Inc., Class A                27,000     494,640
                                                          -----------

TOTAL COMMON STOCKS
 (Identified Cost $27,909,044)                             30,642,016
                                                          -----------

TOTAL INVESTMENTS - 100.6%
 (Identified Cost $27,909,044)(b)                          30,642,016
 Other assets less liabilities--(0.6%)                       (186,460)
                                                          -----------

TOTAL NET ASSETS - 100%                                   $30,455,556
                                                          -----------

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:

 At September 30, 2004, the net unrealized appreciation on investments based on cost of $27,927,215 for federal income tax purposes was as follows:
 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost       $2,964,660
 Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value         (249,859)
                                                                                                                      ----------
 Net unrealized appreciation.                                                                                         $2,714,801
                                                                                                                      ----------

 At September 30, 2004, the Fund had a capital loss carryover of approximately $209,546,027 of which $150,262,987 expires on September 30, 2010 and
 $59,283,040 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
 At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $0 in undistributed ordinary income and $0 in undistributed long-term gains.
 The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales.
(c) Non-income producing security.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS


Commercial Services & Supplies  10.1% Semiconductors & Semiconductor Equipment  3.4%
Healthcare Equipment & Supplies  8.6  Specialty Retail                          3.2
Hotels, Restaurants & Leisure    7.2  Commercial Banks                          2.8
Biotechnology                    6.9  Internet Software & Services              2.8
Software                         6.2  Aerospace & Defense                       2.2
Oil & Gas                        4.3  Capital Markets                           2.1
Machinery                        3.8  Banks/Savings & Loans                     2.1
IT Services                      3.5  Consumer Durables & Apparel               2.1
Communications Equipment         3.5  Air Freight & Logistics                   2.1
                                      Other, less than 2% each                 23.7

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES SMALL CAP VALUE FUND


                                             SHARES   VALUE (A)
---------------------------------------------------------------

COMMON STOCKS - 95.9% OF TOTAL NET ASSETS

ADVERTISING - 0.7%
Catalina Marketing Corp.                    173,600 $ 4,006,688
                                                    -----------
AEROSPACE & DEFENSE - 2.2%
Allied Defense Group, Inc. (The)(c)          76,175   1,412,285
Moog, Inc., Class A(c)                      128,275   4,656,382
United Defense Industries, Inc.(c)          163,525   6,539,365
                                                    -----------
                                                     12,608,032
                                                    -----------
AUTO COMPONENTS - 1.2%
Cooper Tire & Rubber Co.                    236,450   4,769,196
Dana Corp.                                  136,650   2,417,339
                                                    -----------
                                                      7,186,535
                                                    -----------
AUTOMOBILES - 0.3%
Monaco Coach Corp.                           86,200   1,866,230
                                                    -----------
BIOTECHNOLOGY - 0.5%
Serologicals Corp.(c)                       137,075   3,197,960
                                                    -----------
BUILDING PRODUCTS - 1.4%
Elk Corp.                                   154,375   4,285,450
Lennox International, Inc.                  270,525   4,041,643
                                                    -----------
                                                      8,327,093
                                                    -----------
CHEMICALS - 3.1%
Cytec Industries, Inc.                      122,225   5,982,914
Great Lakes Chemical Corp.                  102,250   2,617,600
Millennium Chemicals, Inc.(c)                75,075   1,592,341
Scotts Co., Class A(c)                       55,125   3,536,269
Spartech Corp.                              172,375   4,326,612
                                                    -----------
                                                     18,055,736
                                                    -----------
COMMERCIAL BANKS - 6.9%
Alabama National BanCorporation              46,875   2,806,406
CVB Financial Corp.                         161,672   3,592,352
East West Bancorp, Inc.                     135,650   4,556,483
First Midwest Bancorp, Inc.                  82,225   2,841,696
IBERIABANK Corp.                             62,275   3,594,513
Independent Bank Corp.                      182,437   4,925,799
Oriental Financial Group, Inc.              148,875   4,028,558
Signature Bank(c)                           121,875   3,260,156
South Financial Group, Inc.                 154,775   4,364,655
Texas Regional Bancshares, Inc., Class A    107,175   3,332,071
Wintrust Financial Corp.                     46,500   2,663,520
                                                    -----------
                                                     39,966,209
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 2.2%
DiamondCluster International, Inc.(c)       164,875   2,011,475
McGrath Rentcorp                             13,275     485,201
School Specialty, Inc.(c)                    57,800   2,277,898
Waste Connections, Inc.(c)                  177,450   5,621,616
WCA Waste Corp.(c)                          273,450   2,403,626
                                                    -----------
                                                     12,799,816
                                                    -----------
COMMUNICATIONS EQUIPMENT - 2.3%
Andrew Corp.(c)                              71,875     879,750
Aspect Communications Corp.(c)              237,875   2,362,099

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                 SHARES   VALUE (A)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

COMMUNICATIONS EQUIPMENT - CONTINUED
Brocade Communications Systems, Inc.(c)         431,525 $ 2,438,116
CommScope, Inc.(c)                              170,925   3,691,980
Comtech Telecommunications Corp.(c)              71,075   1,926,132
Foundry Networks, Inc.(c)                       203,900   1,935,011
                                                        -----------
                                                         13,233,088
                                                        -----------
COMPUTERS & PERIPHERALS - 1.1%
Eletronics for Imaging, Inc.(c)                 138,525   2,249,646
Imation Corp.                                   116,850   4,158,691
                                                        -----------
                                                          6,408,337
                                                        -----------
CONSTRUCTION & ENGINEERING - 0.8%
Washington Group International, Inc.(c)         134,125   4,643,407
                                                        -----------
CONSTRUCTION MATERIALS - 0.7%
Eagle Materials, Inc.                            56,975   4,062,317
                                                        -----------
CONSUMER DURABLES & APPAREL - 0.3%
Tupperware Corp.                                114,375   1,942,088
                                                        -----------
CONSUMER FINANCE - 0.5%
Nelnet, Inc., Class A(c)                        122,500   2,741,550
                                                        -----------
DIVERSIFIED FINANCIAL SERVICES - 1.5%
iShares Russell 2000 Value Index Fund            25,000   4,292,250
National Financial Partners Corp.               127,550   4,563,739
                                                        -----------
                                                          8,855,989
                                                        -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Commonwealth Telephone Enterprises, Inc.(c)      68,575   2,986,441
                                                        -----------
ELECTRIC UTILITIES - 0.8%
Texas Genco Holdings, Inc.                      103,625   4,834,106
                                                        -----------
ELECTRICAL EQUIPMENT - 1.7%
AMETEK, Inc.                                    188,200   5,706,224
Artesyn Technologies, Inc.(c)                   398,100   3,973,038
                                                        -----------
                                                          9,679,262
                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.4%
Aeroflex, Inc.(c)                               152,100   1,607,697
Benchmark Electronics, Inc.(c)                   87,000   2,592,600
Excel Technology, Inc.(c)                        98,375   2,540,043
Global Imaging System, Inc.(c)                   94,600   2,940,168
Rogers Corp.(c)                                  26,100   1,108,989
ScanSource, Inc.(c)                              28,700   1,831,060
Tech Data Corp.(c)                               51,025   1,967,014
Varian, Inc.(c)                                 138,850   5,258,249
                                                        -----------
                                                         19,845,820
                                                        -----------
ENERGY EQUIPMENT & SERVICES - 3.2%
Cal Dive International, Inc.(c)                 163,500   5,823,870
Grey Wolf, Inc.(c)                              557,625   2,726,786
Hydril Co.(c)                                   114,500   4,917,775
Input/Output, Inc.(c)                           475,000   4,897,250
                                                        -----------
                                                         18,365,681
                                                        -----------
FOOD - PACKAGED & MISCELLANEOUS - 0.2%
Lance, Inc.                                      86,150   1,391,323
                                                        -----------

                                          SHARES   VALUE (A)
------------------------------------------------------------

COMMON STOCKS - CONTINUED

FOOD & STAPLES RETAILING - 1.0%
BJ's Wholesale Club, Inc.(c)             163,175 $ 4,461,204
Smart & Final, Inc.(c)                    87,650   1,469,014
                                                 -----------
                                                   5,930,218
                                                 -----------
FOOD PRODUCTS - 1.3%
J & J Snack Foods Corp.(c)                32,000   1,372,160
Ralcorp Holdings, Inc.(c)                176,650   6,377,065
                                                 -----------
                                                   7,749,225
                                                 -----------
GAS UTILITIES - 1.4%
AGL Resources, Inc.                      162,450   4,998,586
Southern Union Co.                       156,161   3,201,301
                                                 -----------
                                                   8,199,887
                                                 -----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.4%
Analogic Corp.                           107,800   4,494,182
Sybron Dental Specialties, Inc.(c)       119,250   3,540,532
                                                 -----------
                                                   8,034,714
                                                 -----------
HEALTHCARE PROVIDERS & SERVICES - 0.8%
Andrx Corp.(c)                           151,425   3,385,863
Omnicell, Inc.(c)                        106,525   1,408,260
                                                 -----------
                                                   4,794,123
                                                 -----------
HOTELS, RESTAURANTS & LEISURE - 4.0%
CBRL Group, Inc.                         144,275   5,205,442
Dover Downs Entertainment, Inc.          171,915   1,769,005
Fairmont Hotels & Resorts, Inc.          138,925   3,795,431
Multimedia Games, Inc.(c)                135,525   2,100,638
O'Charley's, Inc.(c)                      72,550   1,182,565
Sonic Corp.(c)                           138,112   3,539,811
Steak n Shake Co. (The)(c)               226,525   3,869,047
Sunterra Corp.(c)                        208,825   1,990,102
                                                 -----------
                                                  23,452,041
                                                 -----------
INDUSTRIAL CONGLOMERATES - 0.6%
ALLETE, Inc.                              60,583   1,968,958
Texas Industries, Inc.                    35,625   1,832,550
                                                 -----------
                                                   3,801,508
                                                 -----------
INSURANCE - 5.7%
AmerUs Group Co.                          66,150   2,712,150
Delphi Financial Group, Inc.             123,225   4,949,948
Endurance Specialty Holdings Ltd.        146,400   4,706,760
Ohio Casualty Corp.(c)                   182,175   3,812,923
Platinum Underwriters Holdings Ltd.      143,300   4,195,824
ProAssurance Corp.(c)                    107,375   3,760,273
Protective Life Corp.                    123,375   4,849,871
RLI Corp.                                108,900   4,089,195
                                                 -----------
                                                  33,076,944
                                                 -----------
INTERNET SOFTWARE & SERVICES - 0.7%
Digitas, Inc.(c)                         519,850   4,018,441
                                                 -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                              SHARES   VALUE (A)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

IT SERVICES - 1.3%
BISYS Group, Inc.(The)(c)                    165,675 $ 2,420,512
Perot Systems Corp., Class A(c)              330,150   5,302,209
                                                     -----------
                                                       7,722,721
                                                     -----------
MACHINERY - 6.7%
Actuant Corp., Class A(c)                    162,650   6,702,806
Albany International Corp., Class A          107,925   3,217,244
Barnes Group, Inc.                           153,100   4,205,657
CLARCOR, Inc.                                129,625   6,179,224
Commercial Vehicle Group Inc.(c)             169,725   2,688,444
ESCO Technologies, Inc.(c)                    46,725   3,166,086
IDEX Corp.                                   164,700   5,593,212
JLG Industries, Inc.                          33,775     567,420
Reliance Steel & Aluminum Co.                129,725   5,150,083
Robbins & Myers, Inc.                         73,400   1,614,800
                                                     -----------
                                                      39,084,976
                                                     -----------
MANUFACTURING - 1.2%
Federal Signal Corp.                         150,225   2,791,181
Harsco Corp.                                  91,925   4,127,432
                                                     -----------
                                                       6,918,613
                                                     -----------
MEDIA - 5.4%
ADVO, Inc.                                   126,437   3,911,961
Harte-Hanks, Inc.                            181,625   4,542,441
John Wiley & Son, Inc., Class A              133,450   4,263,727
Journal Communications, Inc., Class A        213,300   3,741,282
R.H. Donnelley Corp.(c)                      191,400   9,447,504
Saga Communications, Inc., Class A(c)        217,250   3,682,388
Scholastic Corp.(c)                           59,825   1,847,994
                                                     -----------
                                                      31,437,297
                                                     -----------
MULTI-UTILITIES & UNREGULATED POWER - 1.2%
Energen Corp.                                 41,225   2,125,149
ONEOK, Inc.                                  187,750   4,885,255
                                                     -----------
                                                       7,010,404
                                                     -----------
MULTILINE RETAIL - 0.4%
ShopKo Stores, Inc.(c)                       136,250   2,372,113
                                                     -----------
OIL & GAS - 1.9%
Energy Partners Ltd.(c)                      113,675   1,850,629
Meridian Resource Corp.(c)                   210,225   1,856,287
Patina Oil & Gas Corp.                        97,300   2,877,161
Stone Energy Corp.(c)                         98,675   4,318,018
                                                     -----------
                                                      10,902,095
                                                     -----------
PHARMACEUTICALS - 1.5%
Par Pharmaceutical Cos., Inc.(c)             117,775   4,231,656
Perrigo Co.                                  232,500   4,777,875
                                                     -----------
                                                       9,009,531
                                                     -----------
REAL ESTATE - 7.8%
American Home Mortgage Investment Corp.      149,700   4,184,115
Bedford Property Investors, Inc.             129,350   3,924,479
CBL & Associates Properties, Inc.             74,750   4,556,013

                                                   SHARES   VALUE (A)
---------------------------------------------------------------------

COMMON STOCKS - CONTINUED

REAL ESTATE - CONTINUED
Corporate Office Properties Trust                 197,025 $ 5,047,780
First Potomac Realty Trust                        145,025   2,996,217
Highland Hospitality Corp.                        200,900   2,290,260
LaSalle Hotel Properties                          198,550   5,479,980
Levitt Corp., Class A                             111,587   2,617,831
Macerich Co. (The)                                 43,375   2,311,454
Newcastle Investment Corp.                        156,475   4,803,782
Ramco-Gershenson Properties Trust                  75,400   2,041,832
Saxon Capitol, Inc.(c)                            220,325   4,736,987
Strategic Hotel Capital, Inc.                      23,175     313,326
                                                          -----------
                                                           45,304,056
                                                          -----------
RETAIL - SPECIALTY - 1.6%
Adesa, Inc.(c)                                    181,750   2,986,153
Pier 1 Imports, Inc.                              165,075   2,984,556
West Marine, Inc.(c)                              146,325   3,128,428
                                                          -----------
                                                            9,099,137
                                                          -----------
ROAD & RAIL - 4.0%
AMERCO(c)                                          77,475   2,937,852
Genesee & Wyoming, Inc., Class A(c)               213,675   5,410,251
Laidlaw International, Inc.(c)                    266,700   4,387,215
Landstar System, Inc.(c)                           76,900   4,512,492
Marten Transport Ltd(c)                           108,075   1,888,070
Old Dominion Freight Line, Inc.(c)                145,050   4,178,891
                                                          -----------
                                                           23,314,771
                                                          -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
Cymer, Inc.(c)                                     52,075   1,492,470
DSP Group, Inc.(c)                                196,525   4,136,851
                                                          -----------
                                                            5,629,321
                                                          -----------
SOFTWARE - 1.2%
Datastream Systems, Inc.(c)                       169,425   1,096,180
Hyperion Solutions Corp.(c)                        63,650   2,163,463
Inet Technologies, Inc.(c)                        120,460   1,515,387
MRO Software, Inc.(c)                              70,400     704,000
Retek, Inc.(c)                                    334,275   1,524,294
                                                          -----------
                                                            7,003,324
                                                          -----------
SPECIALTY RETAIL - 1.9%
Cost Plus, Inc.(c)                                 87,300   3,088,674
Men's Wearhouse, Inc.(c)                          172,350   5,006,767
Party City Corp.(c)                               196,275   2,898,982
                                                          -----------
                                                           10,994,423
                                                          -----------
TEXTILES APPAREL & LUXURY GOODS - 0.5%
Fossil, Inc.(c)                                    91,012   2,815,911
                                                          -----------
THRIFTS & MORTGAGE FINANCE - 4.8%
Bank Mutual Corp.                                 463,796   5,565,552
BankAtlantic Bancorp, Inc., Class A               253,325   4,640,914
BankUnited Financial Corp.(c)                     193,125   5,629,594
Independence Community Bank Corp.                 107,275   4,189,089
Provident Bancorp, Inc.                           421,950   4,953,693
Provident Financial Services, Inc.                164,325   2,834,606
                                                          -----------
                                                           27,813,448
                                                          -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                      SHARES    VALUE (A)
-------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TRADING COMPANIES & DISTRIBUTORS - 0.7%
Hughes Supply, Inc.                                  131,150 $  3,943,681
                                                             ------------
TRANSPORTATION - 0.0%
Hub Group, Inc., Class A(c)                            1,125       41,906
                                                             ------------
WATER UTILITIES - 0.4%
American States Water Co.                             82,650    2,057,985
                                                             ------------

TOTAL COMMON STOCKS
 (Identified Cost $450,536,102)                               558,536,522
                                                             ------------

                                            PRINCIPAL AMOUNT
-------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 4.0%
COMMERCIAL PAPER - 4.0%
UBS Finance, Inc., 1.350%, 10/01/2004(d)         $23,269,000   23,269,000
                                                             ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $23,269,000)                                 23,269,000
                                                             ------------

TOTAL INVESTMENTS - 99.9%
 (Identified Cost $473,805,102)(b)                            581,805,522
 Other assets less liabilities--0.1%                              641,066
                                                             ------------

TOTAL NET ASSETS - 100%                                      $582,446,588
                                                             ------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:

  At September 30, 2004, the net unrealized
  appreciation on investments based on cost of
  $474,074,714 for federal income tax purposes was as
  follows:
  Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                                                                          $116,478,245
  Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value                                                                                               (8,747,437)
                                                                                                         ------------
  Net unrealized appreciation                                                                            $107,730,808
                                                                                                         ------------

  At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $23,833,094 in undistributed ordinary income and $33,635,271 in undistributed long-term gains.
  The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales.
(c)Non-income producing security.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Real Estate                         7.8%
Commercial Banks                    6.9
Machinery                           6.7
Insurance                           5.7
Media                               5.4
Thrifts & Mortgage Finance          4.8
Hotels, Restaurants & Leisure       4.0
Road & Rail                         4.0
Electronic Equipment & Instruments  3.4
Energy Equipment & Services         3.2
Chemicals                           3.1
Communications Equipment            2.3
Commercial Services & Supplies      2.2
Aerospace & Defense                 2.2
Other, less than 2% each           34.2

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES SMALL COMPANY GROWTH FUND

                                              SHARES  VALUE (A)
---------------------------------------------------------------

COMMON STOCKS - 98.5% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 1.8%
DRS Technologies, Inc.(c)                      4,625 $  173,160
United Defense Industries, Inc.(c)             5,000    199,950
                                                     ----------
                                                        373,110
                                                     ----------
AIR FREIGHT & LOGISTICS - 2.1%
EGL, Inc.(c)                                   7,775    235,272
UTI Worldwide, Inc.                            3,625    213,186
                                                     ----------
                                                        448,458
                                                     ----------
BANKS/SAVINGS & LOANS - 0.8%
Silicon Valley Bancshares(c)                   4,625    171,911
                                                     ----------
BIOTECHNOLOGY - 5.3%
Keryx Biopharmaceuticals, Inc.(c)              8,550     95,675
Lifecell Corp.(c)                             15,000    150,000
Martek Biosciences Corp.(c)                    4,225    205,504
Onyx Pharmaceuticals, Inc.(c)                  3,850    165,588
Pharmion Corp.(c)                              2,875    148,626
Salix Pharmaceuticals Ltd.(c)                  7,125    153,330
Telik, Inc.(c)                                 8,650    192,895
                                                     ----------
                                                      1,111,618
                                                     ----------
BUILDING PRODUCTS - 2.2%
NCI Building Systems, Inc.(c)                  4,375    139,562
Simpson Manufacturing Co., Inc.                2,875    181,700
Trex Company, Inc.(c)                          2,875    127,305
                                                     ----------
                                                        448,567
                                                     ----------
BUSINESS SERVICES - 0.9%
Global Payments, Inc.                          3,450    184,747
                                                     ----------
CAPITAL MARKETS - 0.8%
Affiliated Managers Group, Inc.(c)             3,275    175,344
                                                     ----------
CHEMICALS - 0.8%
Headwaters, Inc.(c)                            5,375    165,873
                                                     ----------
CHEMICALS - SPECIALTY - 0.9%
Cuno, Inc.(c)                                  3,075    177,581
                                                     ----------
COMMERCIAL BANKS - 2.3%
East West Bancorp, Inc.                        5,000    167,950
UCBH Holdings, Inc.                            3,075    120,140
Wintrust Financial Corp.                       3,275    187,592
                                                     ----------
                                                        475,682
                                                     ----------
COMMERCIAL SERVICES - 1.0%
Charles River Associates, Inc.(c)              5,375    205,809
                                                     ----------
COMMERCIAL SERVICES & SUPPLIES - 9.1%
Bright Horizons Family Solutions, Inc.(c)      2,475    134,368
Corporate Executive Board Co.                  2,450    150,038
CoStar Group, Inc.(c)                          3,650    179,543
DiamondCluster International, Inc.(c)         15,575    190,015
Educate, Inc.(c)                              17,100    201,609
Heidrick & Struggles International, Inc.(c)    6,150    177,243
Jackson Hewitt Tax Service, Inc.               8,275    167,403
Korn/Ferry International(c)                    9,050    164,982

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                             SHARES  VALUE (A)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

COMMERCIAL SERVICES & SUPPLIES - CONTINUED
Laureate Education, Inc.(c)                   4,625 $  172,142
Navigant Consulting, Inc.(c)                  9,225    202,581
Strayer Education, Inc.                       1,350    155,264
                                                    ----------
                                                     1,895,188
                                                    ----------
COMMUNICATIONS EQUIPMENT - 4.5%
Alvarion Ltd.(c)                             13,275    171,779
AudioCodes Ltd.(c)                           18,075    227,564
F5 Networks, Inc.(c)                          7,825    238,349
Sonus Networks, Inc.(c)                      29,050    163,552
Tekelec(c)                                    8,650    144,282
                                                    ----------
                                                       945,526
                                                    ----------
COMPUTER SERVICES - 0.8%
Sapient Corp.(c)                             21,350    162,901
                                                    ----------
COMPUTERS & PERIPHERALS - 1.7%
Mobility Electronics, Inc.(c)                20,000    164,800
Novatel Wireless, Inc.(c)                     8,275    194,462
                                                    ----------
                                                       359,262
                                                    ----------
CONSUMER DURABLES & APPAREL - 0.7%
Quiksilver, Inc.(c)                           5,950    151,249
                                                    ----------
CONSUMER FINANCE - 0.8%
ACE Cash Express, Inc.(c)                     6,725    175,119
                                                    ----------
DIVERSIFIED FINANCIAL SERVICES - 1.8%
Marlin Business Services, Inc.(c)            10,200    191,352
National Financial Partners Corp.             5,000    178,900
                                                    ----------
                                                       370,252
                                                    ----------
EDUCATION - 0.8%
Universal Technical Institute, Inc.(c)        5,200    156,936
                                                    ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
FLIR Systems, Inc.(c)                         2,300    134,550
ScanSource, Inc.(c)                           1,925    122,815
                                                    ----------
                                                       257,365
                                                    ----------
ENERGY EQUIPMENT & SERVICES - 2.9%
Atwood Oceanics, Inc.(c)                      3,550    168,767
Input/Output, Inc.(c)                        16,350    168,568
Maverick Tube Corp.(c)                        5,350    164,833
Offshore Logistics, Inc.(c)                   3,175    109,284
                                                    ----------
                                                       611,452
                                                    ----------
FOOD PRODUCTS - 0.8%
Peet's Coffee & Tea, Inc.(c)                  7,400    173,086
                                                    ----------
HEALTHCARE - DRUGS - 0.8%
First Horizon Pharmaceutical Corp.(c)         8,850    177,089
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 6.9%
Advanced Medical Optics, Inc.(c)              4,225    167,183
American Medical Systems Holdings, Inc.(c)    5,200    188,604
Animas Corp.(c)                               8,350    134,435
ArthroCare Corp.(c)                           6,350    185,991
Digirad Corp.(c)                             12,700    132,715

                                                  SHARES  VALUE (A)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE EQUIPMENT & SUPPLIES - CONTINUED
Epix Pharmaceuticals, Inc.(c)                      7,700 $  148,687
Given Imaging Ltd.(c)                              5,575    214,359
Intuitive Surgical, Inc.(c)                        6,350    157,163
Palomar Medical Technologies, Inc.(c)              4,625    101,380
                                                         ----------
                                                          1,430,517
                                                         ----------
HEALTHCARE PROVIDERS & SERVICES - 6.2%
Chemed Corp.                                       3,275    182,549
Covance, Inc.(c)                                   5,200    207,844
Genesis HealthCare Corp.(c)                        6,150    187,021
HealthExtras, Inc.(c)                             14,800    206,312
TLC Vision Corp.(c)                               16,350    143,390
United Surgical Partners International, Inc.(c)    5,775    198,371
VCA Antech, Inc.(c)                                7,700    158,851
                                                         ----------
                                                          1,284,338
                                                         ----------
HOTELS, RESTAURANTS & LEISURE - 4.9%
Applebee's International, Inc.                     4,800    121,344
Buffalo Wild Wings, Inc.(c)                        5,375    150,715
Penn National Gaming, Inc.(c)                      4,050    163,620
Scientific Games Corp., Class A(c)                 8,850    169,035
Shuffle Master, Inc.(c)                            5,200    194,792
Station Casinos, Inc.                              4,425    217,002
                                                         ----------
                                                          1,016,508
                                                         ----------
INSURANCE - 0.8%
Arch Capital Group Ltd.(c)                         4,225    164,522
                                                         ----------
INTERNET & CATALOG RETAIL - 1.3%
Audible, Inc.(c)                                   7,000    125,510
Blue Nile, Inc.(c)                                 4,075    137,246
                                                         ----------
                                                            262,756
                                                         ----------
INTERNET SOFTWARE & SERVICES - 3.1%
Akamai Technologies, Inc.(c)                       7,275    102,214
Ask Jeeves, Inc.(c)                                5,375    175,816
Jupitermedia Corp.(c)                             10,575    188,235
NetRatings, Inc.(c)                               10,375    184,986
                                                         ----------
                                                            651,251
                                                         ----------
IT SERVICES - 2.5%
Anteon International Corp.(c)                      4,800    175,920
iPayment Holdings, Inc.(c)                         4,225    169,676
Lionbridge Technologies, Inc.(c)                  19,800    170,082
                                                         ----------
                                                            515,678
                                                         ----------
LEISURE EQUIPMENT & PRODUCTS - 0.8%
Jakks Pacific, Inc.(c)                             7,700    177,100
                                                         ----------
MACHINERY - 3.6%
Actuant Corp., Class A(c)                          4,625    190,596
Ceradyne, Inc.(c)                                  3,850    169,053
ESCO Technologies, Inc.(c)                         2,075    140,602
Joy Global, Inc.                                   2,725     93,686
Middleby Corp.                                     3,075    161,899
                                                         ----------
                                                            755,836
                                                         ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                  SHARES  VALUE (A)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

MEDIA & ENTERTAINMENT - 0.7%
Entravision Communications Corp.(c)               19,425 $  147,824
                                                         ----------
METALS & MINING - 0.9%
Steel Dynamics, Inc.                               4,750    183,445
                                                         ----------
OIL & GAS - 3.8%
Cimarex Energy Co.(c)                              5,525    193,043
Denbury Resources, Inc.(c)                         4,800    121,920
Quicksilver Resources, Inc.(c)                     5,650    184,586
Southwestern Energy Co.(c)                         3,075    129,119
Unit Corp.(c)                                      4,425    155,229
                                                         ----------
                                                            783,897
                                                         ----------
OIL & GAS EXPLORATION - 1.1%
Range Resources Corp.                              6,550    114,559
Ultra Petroleum Corp.(c)                           2,500    122,625
                                                         ----------
                                                            237,184
                                                         ----------
PHARMACEUTICALS - 0.8%
Bone Care International, Inc.(c)                   6,725    163,418
                                                         ----------
REAL ESTATE - 0.9%
Jones Lang LaSalle, Inc.(c)                        5,775    190,633
                                                         ----------
ROAD & RAIL - 0.8%
Old Dominion Freight Line, Inc.(c)                 6,143    176,980
                                                         ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
Cymer, Inc.(c)                                     5,675    162,646
FormFactor, Inc.(c)                                8,650    167,550
Microsemi Corp.(c)                                13,475    189,997
Silicon Laboratories, Inc.(c)                      2,900     95,961
Tessera Technologies, Inc.(c)                      8,450    186,745
                                                         ----------
                                                            802,899
                                                         ----------
SOFTWARE - 5.6%
Activision, Inc.(c)                               11,925    165,400
Altiris, Inc.(c)                                   4,800    151,920
Epicor Software Corp.(c)                          13,650    164,210
InfoSpace, Inc.(c)                                 3,275    155,202
JAMDAT Mobile, Inc.(c)                               825     19,033
Macromedia, Inc.(c)                                7,875    158,130
Macrovision Corp.(c)                               6,925    166,754
RSA Security, Inc.(c)                              9,225    178,042
                                                         ----------
                                                          1,158,691
                                                         ----------
SPECIALTY RETAIL - 2.1%
Brookstone, Inc.(c)                                5,950    112,396
Guitar Center, Inc.(c)                             3,450    149,385
PETCO Animal Supplies, Inc.(c)                     5,375    175,547
                                                         ----------
                                                            437,328
                                                         ----------
TELECOMMUNICATIONS - WIRELESS - 0.8%
Alamosa Holdings, Inc.(c)                         21,925    167,507
                                                         ----------
TEXTILES APPAREL & LUXURY GOODS - 0.9%
Fossil, Inc.(c)                                    5,950    184,093
                                                         ----------

                                              SHARES   VALUE (A)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

THRIFTS & MORTGAGE FINANCE - 0.7%
Commercial Capital Bancorp, Inc.               6,225 $   141,245
                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES - 0.6%
Ubiquitel, Inc.(c)                            30,775     123,100
                                                     -----------

TOTAL COMMON STOCKS
 (Identified Cost $18,944,746)                        20,530,875
                                                     -----------

TOTAL INVESTMENTS - 98.5%
 (Identified Cost $18,944,746)(b)                     20,530,875
 Other assets less liabilities--1.5%                     315,466
                                                     -----------

TOTAL NET ASSETS - 100%                              $20,846,341
                                                     -----------

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:

 At September 30, 2004, the net unrealized appreciation on investments based on cost of $19,057,135 for federal income tax purposes was as follows:
 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost       $1,735,062
 Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value         (261,322)
                                                                                                                      ----------
 Net unrealized appreciation                                                                                          $1,473,740
                                                                                                                      ----------

 At September 30, 2004, the Fund had a capital loss carryover of approximately $80,531,163 of which $3,585,920 expires on September 30, 2009, $50,230,327 expires on September 30, 2010 and $26,714,916 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
 At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $0 in undistributed ordinary income and $0 in undistributed long-term gains.
 The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales.
(c) Non-income producing security.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Commercial Services & Supplies            9.1%
Healthcare Equipment & Supplies           6.9
Healthcare Providers & Services           6.2
Software                                  5.6
Biotechnology                             5.3
Hotels, Restaurants & Leisure             4.9
Communications Equipment                  4.5
Semiconductors & Semiconductor Equipment  3.9
Oil & Gas                                 3.8
Machinery                                 3.6
Internet Software & Services              3.1
Energy Equipment & Services               2.9
IT Services                               2.5
Commercial Banks                          2.3
Building Products                         2.2
Air Freight & Logistics                   2.1
Specialty Retail                          2.1
Other, less than 2% each                 27.5

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES TAX-MANAGED EQUITY FUND


                                                SHARES VALUE (A)
----------------------------------------------------------------

COMMON STOCKS - 100.5% OF TOTAL NET ASSETS
AEROSPACE & DEFENSE - 2.7%
Northrop Grumman Corp.                           2,600  $138,658
                                                       ---------
AUTOMOBILES - 2.4%
Harley-Davidson, Inc.                            2,075   123,338
                                                       ---------
BEVERAGES - 2.4%
PepsiCo, Inc.                                    2,575   125,274
                                                       ---------
BIOTECHNOLOGY - 2.7%
Amgen, Inc.(c)                                   2,525   143,117
                                                       ---------
CAPITAL MARKETS - 2.9%
Goldman Sachs Group, Inc.                        1,600   149,184
                                                       ---------
CHEMICALS - 2.1%
Praxair, Inc.                                    2,500   106,850
                                                       ---------
COMMERCIAL BANKS - 5.1%
National City Corp.                              2,875   111,032
Wells Fargo & Co.                                2,625   156,529
                                                       ---------
                                                         267,561
                                                       ---------
COMMERCIAL SERVICES & SUPPLIES - 1.6%
ARAMARK Corp., Class B                           3,525    85,094
                                                       ---------
COMMUNICATIONS EQUIPMENT - 6.4%
Cisco Systems, Inc.(c)                           6,250   113,125
Harris Corp.                                     2,400   131,856
Nokia Oyj ADR                                    6,300    86,436
                                                       ---------
                                                         331,417
                                                       ---------
COMPUTERS & PERIPHERALS - 2.0%
Dell, Inc.(c)                                    3,000   106,800
                                                       ---------
DIVERSIFIED FINANCIALS - 2.7%
Citigroup, Inc.                                  3,175   140,081
                                                       ---------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.2%
CenturyTel, Inc.                                 4,800   164,352
                                                       ---------
ELECTRIC UTILITIES - 1.9%
Dominion Resources, Inc.                         1,525    99,506
                                                       ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
Flextronics International Ltd.(c)                6,900    91,425
                                                       ---------
ENERGY EQUIPMENT & SERVICES - 1.4%
GlobalSantaFe Corp.                              2,400    73,560
                                                       ---------
HEALTHCARE EQUIPMENT & SUPPLIES - 5.3%
Guidant Corp.                                    1,350    89,154
Medtronic, Inc.                                  1,575    81,742
Zimmer Holdings, Inc.(c)                         1,300   102,752
                                                       ---------
                                                         273,648
                                                       ---------
HEALTHCARE PROVIDERS & SERVICES - 2.4%
Caremark Rx, Inc.(c)                             3,925   125,875
                                                       ---------
HOTELS, RESTAURANTS & LEISURE - 3.2%
Carnival Corp.                                   3,500   165,515
                                                       ---------
HOUSEHOLD DURABLES - 2.5%
Leggett & Platt, Inc.                            4,650   130,665
                                                       ---------
INDUSTRIAL CONGLOMERATES - 4.6%
3M Co.                                           1,300   103,961
General Electric Co.                             4,100   137,678
                                                       ---------
                                                         241,639
                                                       ---------
INSURANCE - 6.1%
AFLAC, Inc.                                      4,250   166,642
American International Group, Inc.               2,200   149,578
                                                       ---------
                                                         316,220
                                                       ---------

                                                   SHARES   VALUE (A)
---------------------------------------------------------------------

COMMON STOCKS - CONTINUED
IT SERVICES - 8.4%
Accenture Ltd., Class A(c)                          5,700 $  154,185
First Data Corp.                                    3,000    130,500
SunGard Data Systems, Inc.(c)                       6,500    154,505
                                                          ----------
                                                             439,190
                                                          ----------
MACHINERY - 5.8%
Danaher Corp.                                       2,175    111,534
Dover Corp.                                         2,875    111,751
Illinois Tool Works, Inc.                             825     76,865
                                                          ----------
                                                             300,150
                                                          ----------
MEDIA - 3.1%
Viacom, Inc., Class B                               4,775    160,249
                                                          ----------
MULTILINE RETAIL - 2.7%
Target Corp.                                        3,100    140,275
                                                          ----------
OIL & GAS - 7.1%
ConocoPhillips                                      1,500    124,275
Devon Energy Corp.                                  1,650    117,167
Exxon Mobil Corp.                                   2,650    128,074
                                                          ----------
                                                             369,516
                                                          ----------
PHARMACEUTICALS - 3.5%
Perrigo Co.                                         4,750     97,613
Pfizer, Inc.                                        2,775     84,915
                                                          ----------
                                                             182,528
                                                          ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.5%
DSP Group, Inc.(c)                                  3,500     73,675
Intel Corp.                                         3,900     78,234
Maxim Integrated Products, Inc.                     1,950     82,466
                                                          ----------
                                                             234,375
                                                          ----------

TOTAL COMMON STOCKS
 (Identified Cost $4,635,845)                              5,226,062
                                                          ----------

TOTAL INVESTMENTS - 100.5%
 (Identified Cost $4,635,845)(b)                           5,226,062
 Other assets less liabilities--(0.5%)                       (24,023)
                                                          ----------

TOTAL NET ASSETS - 100%                                   $5,202,039
                                                          ----------

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:

  At September 30, 2004, the net unrealized appreciation on investments based on cost of $4,670,005 for federal income tax purposes was as follows:
  Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost       $615,725
  Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value        (59,668)
                                                                                                                       --------
  Net unrealized appreciation                                                                                          $556,057
                                                                                                                       --------

  At September 30, 2004, the Fund had a capital loss carryover of approximately $4,164,003 of which $214,505 expires on September 30, 2009, $2,177,191 expires on September 30, 2010, $1,662,157 expires on September 30, 2011 and $110,150 expires on September 30, 2012. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
  For the year ended September 30, 2004, the Fund has elected to defer $17,838 of capital losses attributable to Post-October losses.
  At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $23,793 in undistributed ordinary income and $0 in undistributed long-term gains.
  The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales.

(c) Non-income producing security.

  ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading exchanges not located in the United States.

                See accompanying notes to financial statements.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS


IT Services                              8.4%
Oil & Gas                                7.1
Communications Equipment                 6.4
Insurance                                6.1
Machinery                                5.8
Healthcare Equipment & Supplies          5.3
Commercial Banks                         5.1
Industrial Conglomerates                 4.6
Semiconductors & Semiconductor Equipment 4.5
Pharmaceuticals                          3.5
Hotels, Restaurants & Leisure            3.2
Diversified Telecommunication Services   3.2
Media                                    3.1
Capital Markets                          2.9
Biotechnology                            2.7
Multiline Retail                         2.7
Diversified Financials                   2.7
Aerospace & Defense                      2.7
Household Durables                       2.5
Healthcare Providers & Services          2.4
Beverages                                2.4
Automobiles                              2.4
Chemicals                                2.1
Computers & Peripherals                  2.0
Other, less than 2% each                 6.7

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES VALUE FUND


                                                SHARES  VALUE (A)
-----------------------------------------------------------------

COMMON STOCKS - 98.7% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 5.2%
Honeywell International, Inc.                   17,050 $  611,413
Northrop Grumman Corp.                          13,250    706,622
Raytheon Co.                                    11,075    420,629
                                                       ----------
                                                        1,738,664
                                                       ----------
AUTO COMPONENTS - 1.0%
Johnson Controls, Inc.                           5,775    328,078
                                                       ----------
BANKS/SAVINGS & LOANS - 1.8%
Comerica, Inc.                                  10,475    621,691
                                                       ----------
BEVERAGES - 0.8%
Anheuser-Busch Cos., Inc.                        5,750    287,213
                                                       ----------
BUILDING PRODUCTS - 1.9%
Masco Corp.                                     18,650    643,985
                                                       ----------
CAPITAL MARKETS - 5.8%
J.P. Morgan Chase & Co.                         21,700    862,141
Lehman Brothers Holdings, Inc.                   7,600    605,872
Merrill Lynch & Co., Inc.                        9,750    484,770
                                                       ----------
                                                        1,952,783
                                                       ----------
CHEMICALS - 2.0%
Praxair, Inc.                                   15,525    663,538
                                                       ----------
COMMERCIAL BANKS - 9.3%
Bank of America Corp.                           13,850    600,121
PNC Financial Services Group                     6,350    343,535
SouthTrust Corp.                                14,050    585,323
SunTrust Banks, Inc.                             4,625    325,646
U.S. Bancorp                                    26,050    752,845
Wells Fargo & Co.                                8,600    512,818
                                                       ----------
                                                        3,120,288
                                                       ----------
COMMERCIAL SERVICES & SUPPLIES - 2.0%
Waste Management, Inc.                          24,125    659,578
                                                       ----------
COMMUNICATIONS EQUIPMENT - 1.0%
Motorola, Inc.                                  18,650    336,446
                                                       ----------
COMPUTERS & PERIPHERALS - 2.6%
Apple Computer, Inc.(c)                          9,150    354,563
Hewlett-Packard Co.                             27,475    515,156
                                                       ----------
                                                          869,719
                                                       ----------
CONSUMER FINANCE - 2.1%
American Express Co.                            13,575    698,569
                                                       ----------
DIVERSIFIED FINANCIALS - 2.5%
Citigroup, Inc.                                 18,800    829,456
                                                       ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 6.6%
BellSouth Corp.                                 17,775    482,058
CenturyTel, Inc.                                16,975    581,224
Citizens Communications Co.                     28,425    380,611
Qwest Communications International, Inc.(c)     70,725    235,514
SBC Communications, Inc.                        21,225    550,789
                                                       ----------
                                                        2,230,196
                                                       ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                             SHARES  VALUE (A)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRIC UTILITIES - 3.3%
Exelon Corp.                                 18,200 $  667,758
PG&E Corp.(c)                                14,175    430,920
                                                    ----------
                                                     1,098,678
                                                    ----------
ENERGY - 1.4%
Peabody Energy Corp.                          7,900    470,050
                                                    ----------
ENERGY EQUIPMENT & SERVICES - 3.7%
GlobalSantaFe Corp.                          19,800    606,870
Halliburton Co.                              18,750    631,687
                                                    ----------
                                                     1,238,557
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.6%
Baxter International, Inc.                   16,650    535,464
                                                    ----------
HEALTHCARE PROVIDERS & SERVICES - 4.4%
McKesson Corp.                               20,500    525,825
Quest Diagnostics, Inc.                       4,200    370,524
Universal Health Services, Inc., Class B     13,250    576,375
                                                    ----------
                                                     1,472,724
                                                    ----------
HOTELS, RESTAURANTS & LEISURE - 2.1%
McDonald's Corp.                             25,250    707,757
                                                    ----------
INDUSTRIAL CONGLOMERATES - 2.1%
Tyco International Ltd.                      22,875    701,347
                                                    ----------
INSURANCE - 2.2%
Allstate Corp.                               15,700    753,443
                                                    ----------
IT SERVICES - 4.5%
Accenture Ltd., Class A(c)                   15,375    415,894
DST Systems, Inc.(c)                          8,225    365,766
First Data Corp.                              8,225    357,787
SunGard Data Systems, Inc.(c)                15,225    361,898
                                                    ----------
                                                     1,501,345
                                                    ----------
LEISURE EQUIPMENT & PRODUCTS - 1.1%
Hasbro, Inc.                                 19,550    367,540
                                                    ----------
MEDIA - 6.4%
DIRECTV Group, Inc. (The)(c)                 24,800    436,232
McGraw-Hill Cos., Inc.                        3,525    280,907
News Corp. Ltd., ADR                         15,750    493,448
Time Warner, Inc.(c)                         31,025    500,743
Tribune Co.                                  10,425    428,989
                                                    ----------
                                                     2,140,319
                                                    ----------
MULTI-UTILITIES & UNREGULATED POWER - 1.3%
Constellation Energy Group, Inc.             10,700    426,288
                                                    ----------
MULTILINE RETAIL - 1.9%
J.C. Penney Co., Inc. (Holding Co.)          17,725    625,338
                                                    ----------
OIL & GAS - 8.9%
BP Plc ADR                                   16,675    959,313
ChevronTexaco Corp.                           8,550    458,622
ConocoPhillips                                5,450    451,533
ExxonMobil Corp.                             23,150  1,118,839
                                                    ----------
                                                     2,988,307
                                                    ----------

                                                             SHARES    VALUE (A)
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

PHARMACEUTICALS - 1.7%
Abbott Laboratories                                           5,925 $   250,983
Pfizer, Inc.                                                 11,075     338,895
                                                                    -----------
                                                                        589,878
                                                                    -----------
PROPERTY & CASUALTY INSURANCE - 2.1%
Berkshire Hathaway, Inc., Class B(c)                            244     700,524
                                                                    -----------
REAL ESTATE - 1.6%
Simon Property Group, Inc.                                   10,000     536,300
                                                                    -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
Lam Research Corp.(c)                                        12,675     277,329
                                                                    -----------
TOBACCO - 1.5%
Altria Group, Inc.                                           10,975     516,264
                                                                    -----------
THRIFT & MORTGAGE - 1.5%
Sovereign Bancorp, Inc.                                      22,925     500,224
                                                                    -----------

TOTAL COMMON STOCKS
 (Identified Cost $27,735,792)                                       33,127,880
                                                                    -----------

                                                   PRINCIPAL AMOUNT
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 1.4%

COMMERCIAL PAPER - 1.4%
UBS Finance, Inc., 1.350%, 10/01/2004(d)                   $462,000     462,000
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $462,000)                                             462,000
                                                                    -----------

TOTAL INVESTMENTS - 100.1%
 (Identified Cost $28,197,792)(b)                                    33,589,880
 Other assets less liabilities--(0.1)%                                  (26,822)
                                                                    -----------

TOTAL NET ASSETS - 100%                                             $33,563,058
                                                                    -----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:

  At September 30, 2004, the net unrealized appreciation on investments based on cost of $28,286,455 for federal income tax purposes was as follows:
  Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost
  Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value

  Net unrealized appreciation

  At September 30, 2004, the net unrealized appreciation on investments based on cost of $28,286,455 for federal income tax purposes was as follows:
  Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost      $5,853,570
  Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value        (550,145)
                                          ----------
  Net unrealized appreciation                                                                                         $5,303,425
                                          ----------

  At September 30, 2004, the Fund had a capital loss carryover of approximately $2,114,368 which expires on September 30, 2011. This amount may be available to offset future realized capital gains, if any, to the extent provided by regulations.
  At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $523,980 in undistributed ordinary income and $0 in undistributed long-term gains.
  The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, distributions from Real Estate Investment Trusts and wash sales.

(c) Non-income producing security.

(d)Interest rate represents annualized yield at the time of purchase; not a coupon rate.

  ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS


Commercial Banks                        9.3%
Oil & Gas                               8.9
Diversified Telecommunication Services  6.6
Media                                   6.4
Capital Markets                         5.8
Aerospace & Defense                     5.2
IT Services                             4.5
Healthcare Providers & Services         4.4
Energy Equipment & Services             3.7
Electric Utilities                      3.3
Computers & Peripherals                 2.6
Diversified Financials                  2.5
Insurance                               2.2
Hotels, Restaurants & Leisure           2.1
Industrial Conglomerates                2.1
Property & Casualty Insurance           2.1
Consumer Finance                        2.1
Chemicals                               2.0
Commercial Services & Supplies          2.0
Other, less than 2% each               20.9

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES WORLDWIDE FUND


                                                    PRINCIPAL AMOUNT VALUE (A)
------------------------------------------------------------------------------

BONDS AND NOTES - 37.9% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 37.2%

AUSTRALIA - 0.7%
Queensland Treasury Corp., 8.000%, 9/14/2007    AUD      $   100,000  $ 77,643
South Australia Government Finance Authority,
Zero Coupon Bond, 12/21/2015                    AUD          120,000    46,171
                                                                     ---------
                                                                       123,814
                                                                     ---------
AUSTRIA - 0.0%
Republic of Austria, 6.000%, 2/14/2007          HUF        2,000,000     9,415
                                                                     ---------
BELGIUM - 0.7%
Kingdom of Belgium, 3.750%, 3/28/2009           EUR           25,000    31,737
Kingdom of Belgium, 4.250%, 9/28/2013           EUR           65,000    82,480
                                                                     ---------
                                                                       114,217
                                                                     ---------
BRAZIL - 1.1%
Republic of Brazil, 8.250%, 1/20/2034           USD          185,000   164,927
Republic of Brazil, C Bond, 8.000%, 4/15/2014   USD           29,319    28,991
                                                                     ---------
                                                                       193,918
                                                                     ---------

CANADA - 1.2%
Alcan, Inc., 5.500%, 5/02/2006                  EUR           25,000    32,316
Canadian Government, 0.700%, 3/20/2006          JPY        4,000,000    36,670
Canadian Pacific Railway Ltd.,
 4.900%, 6/15/2010, 144A                        CAD           25,000    19,909
Province of British Columbia, 6.000%, 6/09/2008 CAD           35,000    29,788
Province of Ontario, 5.900%, 3/08/2006          CAD           15,000    12,354
Shaw Communications, Inc.,
 7.500%, 11/20/2013                             CAD           70,000    58,849
Teck Cominco Ltd., 7.000%, 9/15/2012            USD           15,000    16,514
                                                                     ---------
                                                                       206,400
                                                                     ---------
CAYMAN ISLAND - 0.5%
Arcel Finance Ltd., 7.048%, 9/01/2011, 144A     USD           15,000    15,699
Vale Overseas Ltd., 8.250%, 1/17/2034           USD           75,000    72,938
                                                                     ---------
                                                                        88,637
                                                                     ---------
CHILE - 0.3%
Empresa Nacional de Electricidad SA,
 Series B, 8.500%, 4/01/2009                    USD           50,000    56,424
                                                                     ---------
COLOMBIA - 0.2%
Republic of Colombia, 8.125%, 5/21/2024         USD           40,000    36,100
                                                                     ---------
DENMARK - 0.2%
Kingdom of Denmark, 5.000%, 8/15/2005           DKK          225,000    38,392
                                                                     ---------
FRANCE - 0.1%
GIE PSA Tresorerie, 5.875%, 9/27/2011           EUR           15,000    20,585
                                                                     ---------
GERMANY - 1.8%
Eurohypo AG - Europaeische Hypothekenbank der
 Deutschen Bank, 4.000%, 2/01/2007              EUR          150,000   191,645
Kreditanstalt Wiederauf, 5.250%, 1/04/2010      EUR           80,000   108,408
Republic of Germany, 3.250%, 4/17/2009          EUR           10,000    12,446
                                                                     ---------
                                                                       312,499
                                                                     ---------
HONG KONG - 0.1%
Bangkok Bank PLC/Hong Kong,
 9.025%, 3/15/2029, 144A                        USD           15,000    16,794
                                                                     ---------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                 PRINCIPAL AMOUNT VALUE (A)
---------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

IRELAND - 0.2%
Republic of Ireland, 4.600%, 4/18/2016       EUR      $    30,000  $ 38,849
                                                                  ---------
ITALY - 3.2%
Republic of Italy, 0.375%, 10/10/2006        JPY       24,000,000   219,000
Republic of Italy, 4.500%, 3/01/2007         EUR          210,000   271,649
Republic of Italy, 5.000%, 12/15/2004        JPY        6,000,000    55,107
                                                                  ---------
                                                                    545,756
                                                                  ---------
MEXICO - 1.0%
Government of Mexico, 6.750%, 6/06/2006      JPY        7,000,000    70,076
Innova S de RL, 9.375%, 9/19/2013            USD           25,000    27,188
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012 MXN        1,000,000    83,014
                                                                  ---------
                                                                    180,278
                                                                  ---------
NETHERLANDS - 1.8%
E. On International Finance Series EMTN,
 5.750%, 5/29/2009                           EUR           10,000    13,610
GMAC International Finance BV,
 8.000%, 3/14/2007                           NZD           55,000    37,504
Kingdom of Netherlands, 5.000%, 7/15/2011    EUR           50,000    67,121
Olivetti Finance NV, 6.875%, 1/24/2013       EUR           10,000    14,443
Repsol International Finance BV,
 5.750%, 12/04/2006                          EUR          100,000   131,398
RWE Finance B.V., 6.125%, 10/26/2012         EUR           25,000    35,274
Telefonica Europe BV, 5.125%, 2/14/2013      EUR           10,000    13,182
                                                                  ---------
                                                                    312,532
                                                                  ---------
NORWAY - 0.4%
Kingdom of Norway, 6.750%, 1/15/2007         NOK          380,000    61,573
                                                                  ---------
PERU - 0.3%
Republic of Peru, 4.500%, 3/07/2017
 (step to 5.000% on 3/07/05)(e)              USD           50,000    44,000
                                                                  ---------
SINGAPORE - 0.6%
Government of Singapore, 4.625%, 7/01/2010   SGD          125,000    82,173
Singapore Telecommunications Ltd.,
 6.000%, 11/21/2011                          EUR           10,000    13,797
                                                                  ---------
                                                                     95,970
                                                                  ---------
SOUTH AFRICA - 0.4%
Republic of South Africa, 5.250%, 5/16/2013  EUR           50,000    62,716
                                                                  ---------
SUPRANATIONAL - 1.1%
Inter-American Development Bank, Zero Coupon
 Bond, 5/11/2009                             BRL          700,000   121,906
International Bank for Reconstruction &
 Development, 4.750%, 12/20/2004             JPY        7,000,000    64,292
                                                                  ---------
                                                                    186,198
                                                                  ---------
SWEDEN - 0.6%
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                           SEK          495,000    72,624
Stena AB, 7.500%, 11/01/2013                 USD           25,000    25,031
                                                                  ---------
                                                                     97,655
                                                                  ---------
UNITED KINGDOM - 0.6%
NGG Finance Plc, 6.125%, 8/23/2011           EUR           10,000    13,876
United Kingdom Treasury, 6.250%, 11/25/2010  GBP           35,000    68,307
WPP Group Plc, 6.000%, 6/18/2008             EUR           20,000    26,927
                                                                  ---------
                                                                    109,110
                                                                  ---------

                                                        PRINCIPAL AMOUNT VALUE (A)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - 20.1%
AES Corp., 7.750%, 3/01/2014                        USD      $   100,000  $103,250
Agco Corp., 6.875%, 4/15/2014                       EUR           20,000    24,487
AK Steel Corp., 7.750%, 6/15/2012                   USD          100,000    97,750
American Standard, Inc., 8.250%, 6/01/2009          GBP           10,000    19,386
Arrow Electronics, Inc., 6.875%, 7/01/2013          USD           75,000    81,152
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                            SGD          100,000    58,827
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019                                  USD           88,712    83,438
Bausch & Lomb, Inc., 7.125%, 8/01/2028              USD           95,000   100,451
Borden, Inc., 7.875%, 2/15/2023                     USD          150,000   121,500
Bowater, Inc., 6.500%, 6/15/2013                    USD           25,000    24,257
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A  USD           30,000    29,250
Charter Communications Holdings LLC,
 10.000%, 5/15/2011                                 USD          200,000   154,000
Chesapeake Energy Corp., 6.875%, 1/15/2016          USD          110,000   114,950
Columbia/HCA Healthcare Corp.,
 7.050%, 12/01/2027                                 USD           50,000    48,606
Columbia/HCA Healthcare Corp.,
 7.190%, 11/15/2015                                 USD           50,000    54,137
Continental Airlines, Inc.,
 Series 1998-1A, 6.648%, 9/15/2017                  USD           42,291    39,586
Continental Airlines, Inc.,
 Series 2000-2, 7.487%, 4/02/2012                   USD           75,000    73,108
Corning Glass, 8.875%, 3/15/2016                    USD           25,000    28,714
Cummins Engine Co., Inc., 7.125%, 3/01/2028         USD          160,000   160,000
Dillard's, Inc., 6.625%, 1/15/2018                  USD           50,000    47,750
Dillard's, Inc., 7.000%, 12/01/2028                 USD           50,000    47,000
ESI Tractebel Acquisition Corp., Series B,
 7.990%, 12/30/2011                                 USD           22,000    22,715
Federal Home Loan Mortgage Corp.,
 5.125%, 1/15/2012                                  EUR          200,000   266,918
Federal National Mortgage Association,
 2.290%, 2/19/2009                                  SGD          100,000    58,647
Federal National Mortgage Association,
 2.375%, 2/15/2007                                  USD           50,000    49,345
Georgia-Pacific Group, 7.375%, 12/01/2025           USD           50,000    53,250
Georgia-Pacific Group, 7.750%, 11/15/2029           USD           35,000    37,625
Hasbro, Inc., 6.600%, 7/15/2028                     USD           50,000    50,250
IMC Global, Inc., 7.375%, 8/01/2018                 USD          100,000   105,000
J.C. Penney Co., Inc., 7.125%, 11/15/2023           USD           25,000    26,438
KfW International Finance, Inc., 1.000%, 12/20/2004 JPY        8,000,000    72,909
Lear Corp., 8.125%, 4/01/2008                       EUR           50,000    70,292
Lucent Technologies, Inc., 6.450%, 3/15/2029        USD          155,000   125,550
Morgan Stanley, 5.375%, 11/14/2013                  GBP           20,000    35,636
Motorola, Inc., 8.000%, 11/01/2011                  USD           75,000    90,147
News America Holdings, Inc., 8.625%, 2/07/2014      AUD           50,000    39,024
Pemex Project Funding Master Trust,
 7.875%, 2/01/2009                                  USD          115,000   128,225
Pioneer Natural Resources Co., 7.200%, 1/15/2028    USD          175,000   197,090
Qwest Corp., 6.875%, 9/15/2033                      USD           30,000    25,275
Service Corp. International, 6.500%, 3/15/2008      USD            5,000     5,206
Sprint Capital Corp., 6.875%, 11/15/2028            USD           25,000    26,222
US West Capital Funding, Inc., 6.875%, 7/15/2028    USD          200,000   143,500
Williams Cos., Inc., 7.500%, 1/15/2031              USD          100,000   100,500
Woolworth Corp., 8.500%, 1/15/2022                  USD          150,000   159,750

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                    PRINCIPAL AMOUNT  VALUE (A)
-------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
Xerox Capital Trust I, 8.000%, 2/01/2027        USD      $    50,000 $   49,250
Xerox Corp., 7.200%, 4/01/2016                  USD           20,000     20,450
                                                                     ----------
                                                                      3,470,813
                                                                     ----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $5,747,646)                                         6,422,645
                                                                     ----------

CONVERTIBLE BONDS - 0.7%

UNITED STATES - 0.7%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(d)                           USD           95,000         10
Corning, Inc., 3.500%, 11/01/2008               USD           50,000     58,750
Loews Corp., 3.125%, 9/15/2007                  USD           70,000     68,512
                                                                     ----------
                                                                        127,272
                                                                     ----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $192,940)                                             127,272
                                                                     ----------

TOTAL BONDS AND NOTES
 (Identified Cost $5,940,586)                                         6,549,917
                                                                     ----------

                                                              SHARES
-------------------------------------------------------------------------------

COMMON STOCKS - 55.3% OF TOTAL NET ASSETS

AUSTRALIA - 1.4%
Aristocrat Leisure Ltd.                                       29,400    165,642
Newcrest Mining Ltd.                                           6,500     71,807
                                                                     ----------
                                                                        237,449
                                                                     ----------
AUSTRIA - 1.6%
Erste Bank der oesterreichischen Sparkassen AG                 3,600    150,067
Wienerberger AG                                                3,300    123,952
                                                                     ----------
                                                                        274,019
                                                                     ----------
BELGIUM - 0.7%
Umicore                                                        1,775    129,648
                                                                     ----------
BERMUDA - 1.3%
Accenture Ltd., Class A(c)                                     5,750    155,537
Golar LNG Ltd.(c)                                              4,400     69,360
                                                                     ----------
                                                                        224,897
                                                                     ----------
CANADA - 1.5%
Canfor Corp.(c)                                                7,150     90,449
Cott Corp.(c)                                                  2,500     73,165
PetroKazakhstan, Inc., Class A                                 2,830     96,312
                                                                     ----------
                                                                        259,926
                                                                     ----------
DENMARK - 0.5%
William Demant Holding A/S(c)                                  2,100     92,766
                                                                     ----------
FRANCE - 1.2%
Axa                                                            3,900     79,151
Total Fina SA, Class B                                           600    122,464
                                                                     ----------
                                                                        201,615
                                                                     ----------

                                                 SHARES  VALUE (A)
------------------------------------------------------------------

COMMON STOCKS - CONTINUED

GERMANY - 1.6%
Bayerische Motoren Werke (BMW) AG                 1,800 $   74,152
SAP AG                                              500     77,884
Siemens AG                                        1,600    117,929
                                                        ----------
                                                           269,965
                                                        ----------
HONG KONG - 0.3%
Esprit Holdings Ltd.                             11,500     58,882
                                                        ----------
INDIA - 0.4%
State Bank of India, GDR, 144A                    2,470     61,380
                                                        ----------
IRELAND - 0.5%
Anglo Irish Bank Corp. Plc                        4,921     90,293
                                                        ----------
ISRAEL - 0.1%
Teva Pharmaceutical Industries Ltd., ADR            592     15,362
                                                        ----------
ITALY - 0.7%
Eni Spa                                           5,200    116,640
                                                        ----------
JAPAN - 8.1%
Advantest Corp.                                     900     54,148
Chugai Pharmaceutical Co. Ltd.                    4,000     57,815
Diamond City Co., Ltd.                            2,600     69,291
Diamond City Co., Ltd. (New)(c)                   1,300     34,646
GOLDCREST Co. Ltd.                                  880     51,659
H.I.S. Co. Ltd.                                   2,500     78,905
Honda Motor Co. Ltd.                              2,300    112,143
Mitsubishi Tokyo Financial Group, Inc.               13    108,587
Nippon Thompson Co. Ltd.                         10,000     61,332
Nitori Co.                                          800     45,991
Sammy Corp.                                       2,300    112,981
SFCG Co. Ltd.                                       520    102,706
Sumitomo Realty & Development Co. Ltd.            8,000     85,358
Sumitomo Rubber Industries Ltd.                   8,000     77,566
T&D Holdings, Inc.                                1,600     70,328
Takefuji Corp.                                    1,040     66,692
TDK Corp., ADR                                      725     48,619
UFJ Holdings, Inc.(c)                                18     79,071
Xebio Co. Ltd.                                    2,900     80,787
                                                        ----------
                                                         1,398,625
                                                        ----------
MEXICO - 0.6%
Fomento Economico Mexicano SA de CV, ADR          2,175     96,092
                                                        ----------
RUSSIA - 0.5%
Gazprom, ADR(c)                                   2,550     91,290
                                                        ----------
SCOTLAND - 0.8%
Royal Bank of Scotland Group Plc                  4,900    141,867
                                                        ----------
SINGAPORE - 1.1%
Keppel Corp. Ltd.                                16,000     75,214
Singapore Press Holdings Ltd.(c)                 43,000    121,218
                                                        ----------
                                                           196,432
                                                        ----------
SOUTH KOREA - 0.6%
Samsung Electronics                                 270    107,233
                                                        ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                              SHARES VALUE (A)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

SWEDEN - 1.2%
SKF AB, Class B                                1,100  $ 41,797
Telefonaktiebolaget LM Ericsson, ADR(c)        5,350   167,134
                                                     ---------
                                                       208,931
                                                     ---------
SWITZERLAND - 2.3%
Roche Holding AG                               1,000   103,627
Straumann AG                                     650   138,255
Synthes, Inc.(c)                               1,350   147,402
                                                     ---------
                                                       389,284
                                                     ---------
TAIWAN - 0.9%
Advanced Semiconductor Engineering, Inc.      89,561    59,610
United Microelectronics Corp., ADR            26,245    88,708
                                                     ---------
                                                       148,318
                                                     ---------
UNITED KINGDOM - 4.2%
BHP Billiton Plc                              11,765   124,141
Burberry Group Plc                            16,100   108,830
CSR Plc(c)                                    16,700   107,484
Pearson Plc                                    8,300    88,896
Smith & Nephew Plc                             9,600    88,486
Standard Chartered Plc                         4,200    72,226
Vodafone Group Plc                            59,500   142,802
                                                     ---------
                                                       732,865
                                                     ---------
UNITED STATES - 23.2%
AFLAC, Inc.                                    4,000   156,840
American International Group, Inc.             2,150   146,178
Amgen, Inc.(c)                                 2,000   113,360
Caremark Rx, Inc.(c)                           4,000   128,280
Carnival Corp.                                 3,000   141,870
CenturyTel, Inc.                               4,500   154,080
Cisco Systems, Inc.(c)                         3,750    67,875
Citigroup, Inc.                                2,750   121,330
ConocoPhillips                                 1,500   124,275
Covad Communications Group, Inc.(c)              459       771
Danaher Corp.                                  2,000   102,560
Dell, Inc.(c)                                  2,500    89,000
Devon Energy Corp.                             1,800   127,818
Dominion Resources, Inc.                         750    48,938
Dover Corp.                                    2,250    87,458
ExxonMobil Corp.                               3,000   144,990
First Data Corp.                               3,200   139,200
General Electric Co.                           2,500    83,950
GlobalSantaFe Corp.                            4,000   122,600
Goldman Sachs Group, Inc.                      1,200   111,888
Guidant Corp.                                  1,200    79,248
Harley-Davidson, Inc.                          2,000   118,880
Harris Corp.                                   2,700   148,338
Illinois Tool Works, Inc.                        700    65,219
Intel Corp.                                    1,500    30,090
Leggett & Platt, Inc.                          4,500   126,450
Maxim Integrated Products, Inc.                2,250    95,153
Medtronic, Inc.                                2,250   116,775

                                                                    SHARES   VALUE (A)
--------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

UNITED STATES - CONTINUED
Northrop Grumman Corp.                                               2,600 $   138,658
PepsiCo, Inc.                                                        2,750     133,787
Pfizer, Inc.                                                         2,500      76,500
Praxair, Inc.                                                        2,000      85,480
SunGard Data Systems, Inc.(c)                                        6,000     142,620
Target Corp.                                                         1,750      79,188
Viacom, Inc., Class B                                                3,000     100,680
Wells Fargo & Co.                                                    2,250     134,167
Zimmer Holdings, Inc.(c)                                             1,500     118,560
                                                                           -----------
                                                                             4,003,054
                                                                           -----------

TOTAL COMMON STOCKS
 (Identified Cost $8,297,583)                                                9,546,833
                                                                           -----------

PREFERRED STOCKS - 1.4% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.7%

GERMANY - 0.7%
ProSiebenSati Media AG                                               6,700     123,703
                                                                           -----------

TOTAL NON-COVERTIBLE PREFERRED STOCKS
 (Identified Cost $117,301)                                                    123,703
                                                                           -----------

CONVERTIBLE PREFERRED STOCKS - 0.7%

PHILIPPINES - 0.7%
Philippine Long Distance Telephone Co., $3.50
 GDS                                                                 2,500     124,375
                                                                           -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $91,812)                                                     124,375
                                                                           -----------

TOTAL PREFERRED STOCKS
 (Identified Cost $209,113)                                                    248,078
                                                                           -----------

WARRANTS - 0.0% OF NET ASSETS

CANADA - 0.0%
Anooraq Resources Corp., expiring 06/01/05(c)                       11,900           0
                                                                           -----------

TOTAL WARRANTS
 (Identified Cost $0)                                                                0
                                                                           -----------

                                                          PRINCIPAL AMOUNT
--------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 3.4%
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$579,010 on 10/01/04 collateralized by $435,000
U.S. Treasury Bond, 7.625% due 2/15/25 with a
value of $595,542                                                 $579,000     579,000
                                                                           -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $579,000)                                                    579,000
                                                                           -----------

TOTAL INVESTMENTS - 98.0%
 (Identified Cost $15,026,282)(b)                                           16,923,828
 Other assets less liabilities--2.0%                                           350,599
                                                                           -----------

TOTAL NET ASSETS - 100%                                                    $17,274,427
                                                                           -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:

   At September 30, 2004, the net unrealized
   appreciation on investments based on cost of
   $15,047,525 for federal income tax purposes was as
   follows:
   Aggregate gross unrealized appreciation for all
   investments in which there is an excess of value
   over tax cost                                                                                          $2,187,128
   Aggregate gross unrealized depreciation for all
   investments in which there is an excess of tax
   cost over value                                                                                          (310,825)
                                                                                                          ----------
   Net unrealized appreciation                                                                            $1,876,303
                                                                                                          ----------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $2,049,444 of which $1,008,781 expires on September 30, 2010 and $1,040,663 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $470,328 in undistributed ordinary income and $0 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, premium amortization accruals and wash sales.
(c)Non-income producing security.
(d)Non-income producing security due to default or backruptcy filing.
(e)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $201,859 or 1.17% of total net assets.
ADR/GDR/GDS--An American Depositary Receipt (ADR), Global Depositary Receipt
   (GDR) or Global Depositary Shares (GDS) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's or GDR's are significantly influenced by trading on exchanges not located in the United States.
   Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD:
   Canadian Dollar; DKK: Danish Krone; EUR: Euro; HUF: Hungarian Forint; GBP:
   Great British Pound; JPY: Japanese Yen; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; SGD: Singapore Dollar; SEK: Swedish Krona;
   USD: United States Dollar.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Sovereigns                           7.5%
Oil & Gas                            4.6
Healthcare Equipment & Supplies      3.4
Wireless Telecommunication Services  3.0
Metals & Mining                      2.7
Specialty Retail                     2.7
Insurance                            2.6
IT Services                          2.5
Containers & Packaging               2.4
Communications Equipment             2.2
Government Agencies                  2.2
Consumer Finance                     2.1
Wireless                             2.1
Electronics                          2.0
Machinery                            2.0
Other, less than 2% each            50.6

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2004

                                                                AGGRESSIVE         MID CAP           SMALL CAP
                                                                GROWTH FUND      GROWTH FUND        GROWTH FUND
------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments at cost                                          $    45,687,477  $     7,394,990    $    27,909,044
 Net unrealized appreciation                                        5,368,103          906,058          2,732,972
                                                              ---------------  ---------------    ---------------
   Investments at value                                            51,055,580        8,301,048         30,642,016
 Cash                                                                     817          359,892            340,326
 Foreign cash at value (identified cost $ 11,020)                          --               --                 --
 Receivable for Fund shares sold                                       38,122               --              2,695
 Receivable for securities sold                                       138,938           23,156          2,561,224
 Dividends and interest receivable                                     10,430            1,721              3,273
 Tax reclaims receivable                                                   --               --                 --
 Receivable from investment adviser                                     8,666            5,108             13,308
 Other                                                                     --               --                 --
                                                              ---------------  ---------------    ---------------
   TOTAL ASSETS                                                    51,252,553        8,690,925         33,562,842
                                                              ---------------  ---------------    ---------------

LIABILITIES
 Payable for securities purchased                                     511,313           86,480            385,728
 Payable for Fund shares redeemed                                      82,795               --          2,645,442
 Foreign taxes                                                             --               --                 --
 Management fees payable                                               30,590            5,149             19,662
 Trustees' fees payable                                                 1,677            1,640              1,664
 Deferred Trustees' fees                                                5,244            4,196              4,989
 Accounting and administrative fees payable                            10,075            1,562              9,262
 Service and distribution fees payable                                    173               --                 99
 Transfer agent fees payable                                            4,242            1,219              4,417
 Other accounts payable and accrued expenses                           33,259           20,852             36,023
                                                              ---------------  ---------------    ---------------
   TOTAL LIABILITIES                                                  679,368          121,098          3,107,286
                                                              ---------------  ---------------    ---------------
NET ASSETS                                                    $    50,573,185  $     8,569,827    $    30,455,556
                                                              ---------------  ---------------    ---------------
Net Assets consist of:
 Paid in capital                                              $   153,802,265  $    12,336,741    $   237,291,769
 Undistributed (overdistributed) net investment income (loss)        (126,934)          (8,765)            (4,989)
 Accumulated net realized gain (loss) on investments             (108,470,249)      (4,664,207)      (209,564,196)
 Net unrealized appreciation (depreciation) on investments
   and foreign currency translations                                5,368,103          906,058          2,732,972
                                                              ---------------  ---------------    ---------------
NET ASSETS                                                    $    50,573,185  $     8,569,827    $    30,455,556
                                                              ---------------  ---------------    ---------------

NET ASSET VALUE AND OFFERING PRICE
 INSTITUTIONAL CLASS
   Net assets                                                 $    25,191,189  $     8,569,827    $    15,866,663
                                                              ---------------  ---------------    ---------------
   Shares of beneficial interest                                    1,625,450        1,250,012          1,771,713
                                                              ---------------  ---------------    ---------------
   Net asset value, offering and redemption price per share   $         15.50  $          6.86    $          8.96
                                                              ---------------  ---------------    ---------------
 RETAIL CLASS
   Net assets                                                 $    25,381,996               --    $    14,588,893
                                                              ---------------  ---------------    ---------------
   Shares of beneficial interest                                    1,670,054               --          1,661,545
                                                              ---------------  ---------------    ---------------
   Net asset value, offering and redemption price per share   $         15.20               --    $          8.78
                                                              ---------------  ---------------    ---------------
 ADMIN CLASS
   Net assets                                                              --               --                 --
                                                              ---------------  ---------------    ---------------
   Shares of beneficial interest                                           --               --                 --
                                                              ---------------  ---------------    ---------------
   Net asset value, offering and redemption price per share                --               --                 --
                                                              ---------------  ---------------    ---------------

                See accompanying notes to financial statements.

  SMALL CAP      SMALL COMPANY       TAX-MANAGED
  VALUE FUND      GROWTH FUND        EQUITY FUND         VALUE FUND       WORLDWIDE FUND
-----------------------------------------------------------------------------------------
$   473,805,102 $    18,944,746    $     4,635,845    $    28,197,792    $    15,026,282
    108,000,420       1,586,129            590,217          5,392,088          1,897,546
-----------------------------------------------------------------------------------------
    581,805,522      20,530,875          5,226,062         33,589,880         16,923,828
          1,589         384,079             14,222                736                887
             --              --                 --                 --             11,198
      1,389,967              --                 --                 --            259,034
      5,255,677          84,648                 --                 --             47,976
        596,377           1,773              2,354             40,011            128,992
             --              --                 --                 --              1,181
          9,814           1,167              3,837              4,769             10,769
             --              --                 --                 --              1,050
-----------------------------------------------------------------------------------------
    589,058,946      21,002,542          5,246,475         33,635,396         17,384,915
-----------------------------------------------------------------------------------------

      5,388,214         108,972             12,809                 --             62,670
        649,103              --                 --             15,130                 --
          2,084              --                 --                248                869
        353,356          12,554              2,098             13,824             10,292
          2,096           1,652              1,636              1,662              1,625
         16,686           4,530              4,086              4,880              4,376
        102,642           4,707              1,247              7,263              2,790
          2,030              --                 --                 --                 --
         19,392           1,225              1,572              2,334              1,539
         76,755          22,561             20,988             26,997             26,327
-----------------------------------------------------------------------------------------
      6,612,358         156,201             44,436             72,338            110,488
-----------------------------------------------------------------------------------------
$   582,446,588 $    20,846,341    $     5,202,039    $    33,563,058    $    17,274,427
-----------------------------------------------------------------------------------------
$   417,264,099 $    99,908,294    $     8,808,117    $    29,854,901    $    16,980,411
         76,941          (4,530)            19,706            519,100            465,952
     57,105,128     (80,643,552)        (4,216,001)        (2,203,031)        (2,070,687)

    108,000,420       1,586,129            590,217          5,392,088          1,898,751
-----------------------------------------------------------------------------------------
$   582,446,588 $    20,846,341    $     5,202,039    $    33,563,058    $    17,274,427
-----------------------------------------------------------------------------------------

$   346,356,022 $    20,846,341    $     5,202,039    $    33,563,058    $    17,274,427
-----------------------------------------------------------------------------------------
     13,450,078       2,661,967            612,914          2,103,614          1,694,505
-----------------------------------------------------------------------------------------
$         25.75 $          7.83    $          8.49    $         15.95    $         10.19
-----------------------------------------------------------------------------------------
$   173,410,804              --                 --                 --                 --
-----------------------------------------------------------------------------------------
      6,767,802              --                 --                 --                 --
-----------------------------------------------------------------------------------------
$         25.62              --                 --                 --                 --
-----------------------------------------------------------------------------------------
$    62,679,762              --                 --                 --                 --
-----------------------------------------------------------------------------------------
      2,464,777              --                 --                 --                 --
-----------------------------------------------------------------------------------------
$         25.43              --                 --                 --                 --
-----------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                                                          AGGRESSIVE      MID CAP      SMALL CAP
                                                                          GROWTH FUND   GROWTH FUND   GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                $     80,903  $     13,076  $     21,368
Interest                                                                        5,748           383         3,794
Less foreign taxes withheld                                                        --            --            --
                                                                         ------------  ------------  ------------
                                                                               86,651        13,459        25,162
                                                                         ------------  ------------  ------------

EXPENSES
Management fees                                                               411,607        63,508       333,595
Distribution fees--Retail Class                                                74,093            --        54,892
Service and distribution fees--Admin Class                                         --            --            --
Trustees' fees and expenses                                                    11,574         9,178        11,075
Accounting and administrative fees                                             36,011         5,556        29,186
Custodian                                                                      48,105        33,959        50,392
Transfer agent fees-- Institutional Class, Retail Class, Admin Class           43,315        13,348        42,137
Audit and tax services                                                         27,896        23,533        37,661
Registration                                                                   27,319        19,760        40,419
Shareholder reporting                                                          21,582         4,389        15,075
Legal                                                                           3,506           538         2,647
Miscellaneous                                                                  13,524         4,413        13,171
                                                                         ------------  ------------  ------------
Total expenses                                                                718,532       178,182       630,250
Less reimbursement/waiver                                                     (95,630)     (101,973)     (130,564)
                                                                         ------------  ------------  ------------
Net expenses                                                                  622,902        76,209       499,686
                                                                         ------------  ------------  ------------
Net investment income (loss)                                                 (536,251)      (62,750)     (474,524)
                                                                         ------------  ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

REALIZED GAIN (LOSS) ON:
Investments--net                                                           11,771,511     1,544,389    12,648,409
Foreign currency transactions--net                                                 --            --            --
                                                                         ------------  ------------  ------------
Total net realized gain (loss) on investments and foreign currency
  transactions                                                             11,771,511     1,544,389    12,648,409
                                                                         ------------  ------------  ------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                           (4,394,736)     (529,308)   (8,644,086)
Foreign currency translations--net                                                 --            --            --
                                                                         ------------  ------------  ------------
Total net change in unrealized appreciation (depreciation) on
  investments and foreign currency translations                            (4,394,736)     (529,308)   (8,644,086)
                                                                         ------------  ------------  ------------
Total net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                     7,376,775     1,015,081     4,004,323
                                                                         ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $  6,840,524  $    952,331  $  3,529,799
                                                                         ------------  ------------  ------------


                See accompanying notes to financial statements.

     SMALL CAP    SMALL COMPANY   TAX-MANAGED
     VALUE FUND    GROWTH FUND    EQUITY FUND   VALUE FUND     WORLDWIDE FUND
    --------------------------------------------------------------------------
    $  5,647,498   $     14,791  $     45,543  $    856,511      $    132,855
         245,986          1,037            60         3,612           411,927
          (7,720)            --          (157)       (4,071)           (9,113)
    --------------------------------------------------------------------------
       5,885,764         15,828        45,446       856,052           535,669
    --------------------------------------------------------------------------

       4,147,405        175,343        18,372       191,851           113,288
         423,988             --            --            --                --
         261,292             --            --            --                --
          36,942          9,941         8,924        10,706             9,514
         362,854         15,341         2,411        25,178             9,912
         108,561         41,388        30,972        38,506            82,734
         209,183         13,594        17,745        23,908            17,058
          46,110         24,623        23,296        25,606            25,172
          45,209         19,650        15,240        17,420            19,073
          94,577          9,676         2,589         9,567             2,556
          35,184          1,621           242         2,366               959
          75,979          8,052         4,773        10,552             1,751
    --------------------------------------------------------------------------
       5,847,284        319,229       124,564       355,660           282,017
        (185,229)      (108,817)     (100,680)      (29,514)         (130,966)
    --------------------------------------------------------------------------
       5,662,055        210,412        23,884       326,146           151,051
    --------------------------------------------------------------------------
         223,709       (194,584)       21,562       529,906           384,618
    --------------------------------------------------------------------------


      65,900,639      2,281,688       (11,257)    3,827,567           509,475
              --             --            --            --            (7,864)
    --------------------------------------------------------------------------
      65,900,639      2,281,688       (11,257)    3,827,567           501,611
    --------------------------------------------------------------------------
      46,216,250     (3,170,922)      375,137     2,637,813           773,530
              --             --            --            --            (1,462)
    --------------------------------------------------------------------------
      46,216,250     (3,170,922)      375,137     2,637,813           772,068
    --------------------------------------------------------------------------

     112,116,889       (889,234)      363,880     6,465,380         1,273,679
    --------------------------------------------------------------------------

    $112,340,598   $ (1,083,818) $    385,442  $  6,995,286      $  1,658,297
    --------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

AGGRESSIVE GROWTH FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $   (536,251)      $  (471,108)
  Net realized gain (loss) on investments and foreign currency transactions              11,771,511        (1,638,969)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                 (4,394,736)       13,073,722
                                                                                    ------------------ ------------------
  Increase (decrease) in net assets resulting from operations                             6,840,524        10,963,645
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                          --                --
    Retail Class                                                                                 --                --
                                                                                    ------------------ ------------------
  Total distributions                                                                            --                --
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)     (12,946,996)        2,847,129
                                                                                    ------------------ ------------------
  Total increase (decrease) in net assets                                                (6,106,472)       13,810,774
NET ASSETS
  Beginning of period                                                                    56,679,657        42,868,883
                                                                                    ------------------ ------------------
  End of period                                                                        $ 50,573,185       $56,679,657
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $   (126,934)      $    (1,142)
                                                                                    ------------------ ------------------

MID CAP GROWTH FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                          $  (62,750)        $  (51,079)
  Net realized gain (loss) on investments and foreign currency transactions              1,544,389           (109,243)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                  (529,308)         1,858,351
                                                                                    ------------------ ------------------
  Increase (decrease) in net assets resulting from operations                              952,331          1,698,029
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                         --                 --
                                                                                    ------------------ ------------------
  Total distributions                                                                           --                 --
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)        (42,608)            32,706
                                                                                    ------------------ ------------------
  Total increase (decrease) in net assets                                                  909,723          1,730,735
NET ASSETS
  Beginning of period                                                                    7,660,104          5,929,369
                                                                                    ------------------ ------------------
  End of period                                                                         $8,569,827         $7,660,104
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                            $   (8,765)        $   (1,142)
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

SMALL CAP GROWTH FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $   (474,524)      $   (636,880)
  Net realized gain (loss) on investments and foreign currency transactions              12,648,409         (3,722,740)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                 (8,644,086)        18,110,700
                                                                                    ------------------ ------------------
  Increase (decrease) in net assets resulting from operations                             3,529,799         13,751,080
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                          --                 --
    Retail Class                                                                                 --                 --
                                                                                    ------------------ ------------------
  Total distributions                                                                            --                 --
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)     (25,938,308)       (36,514,836)
                                                                                    ------------------ ------------------
  REDEMPTION FEES
    Institutional Class                                                                          63                 --
    Retail Class                                                                                 41                 --
                                                                                    ------------------ ------------------
  Total increase (decrease) in net assets                                               (22,408,405)       (22,763,756)
NET ASSETS
  Beginning of period                                                                    52,863,961         75,627,717
                                                                                    ------------------ ------------------
  End of period                                                                        $ 30,455,556       $ 52,863,961
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $     (4,989)      $     (1,142)
                                                                                    ------------------ ------------------

SMALL CAP VALUE FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $    223,709       $    567,375
  Net realized gain (loss) on investments and foreign currency transactions              65,900,639          4,755,610
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                 46,216,250         79,201,327
                                                                                    ------------------ ------------------
  Increase (decrease) in net assets resulting from operations                           112,340,598         84,524,312
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                    (755,336)                --
    Retail Class                                                                            (73,295)                --
    Admin Class                                                                                  --                 --
  CAPITAL GAINS:
    Institutional Class                                                                  (7,446,392)                --
    Retail Class                                                                         (3,811,026)                --
    Admin Class                                                                          (1,088,512)                --
                                                                                    ------------------ ------------------
  Total distributions                                                                   (13,174,561)                --
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)      15,767,810         37,141,909
                                                                                    ------------------ ------------------
  REDEMPTION FEES
    Institutional Class                                                                       2,915                 --
    Retail Class                                                                              1,477                 --
    Admin Class                                                                                 486                 --
                                                                                    ------------------ ------------------
  Total increase (decrease) in net assets                                               114,938,725        121,666,221
NET ASSETS
  Beginning of period                                                                   467,507,863        345,841,642
                                                                                    ------------------ ------------------
  End of period                                                                        $582,446,588       $467,507,863
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $     76,941       $    682,317
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

SMALL COMPANY GROWTH FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $  (194,584)       $   (216,252)
  Net realized gain (loss) on investments and foreign currency transactions              2,281,688          (3,347,715)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                (3,170,922)         10,422,651
                                                                                    ------------------ ------------------
  Increase (decrease) in net assets resulting from operations                           (1,083,818)          6,858,684
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                         --                  --
                                                                                    ------------------ ------------------
  Total distributions                                                                           --                  --
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)     (2,300,199)        (30,642,707)
                                                                                    ------------------ ------------------
  Total increase (decrease) in net assets                                               (3,384,017)        (23,784,023)
NET ASSETS
  Beginning of period                                                                   24,230,358          48,014,381
                                                                                    ------------------ ------------------
  End of period                                                                        $20,846,341        $ 24,230,358
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $    (4,530)       $     (1,142)
                                                                                    ------------------ ------------------

TAX-MANAGED EQUITY FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                          $   21,562        $     71,050
  Net realized gain (loss) on investments and foreign currency transactions                (11,257)           (145,271)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                   375,137             684,831
                                                                                    ------------------ ------------------
  Increase (decrease) in net assets resulting from operations                              385,442             610,610
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                    (62,322)            (82,181)
                                                                                    ------------------ ------------------
  Total distributions                                                                      (62,322)            (82,181)
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)      2,388,811         (15,464,446)
                                                                                    ------------------ ------------------
  Total increase (decrease) in net assets                                                2,711,931         (14,936,017)
NET ASSETS
  Beginning of period                                                                    2,490,108          17,426,125
                                                                                    ------------------ ------------------
  End of period                                                                         $5,202,039        $  2,490,108
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                            $   19,706        $     60,856
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

VALUE FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $    529,906       $   448,264
  Net realized gain (loss) on investments and foreign currency transactions               3,827,567        (2,165,764)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                  2,637,813         8,798,027
                                                                                    ------------------ ------------------
  Increase (decrease) in net assets resulting from operations                             6,995,286         7,080,527
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                    (456,216)         (273,025)
                                                                                    ------------------ ------------------
  Total distributions                                                                      (456,216)         (273,025)
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)     (10,935,484)       (1,873,138)
                                                                                    ------------------ ------------------
  Total increase (decrease) in net assets                                                (4,396,414)        4,934,364
NET ASSETS
  Beginning of period                                                                    37,959,472        33,025,108
                                                                                    ------------------ ------------------
  End of period                                                                        $ 33,563,058       $37,959,472
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $    519,100       $   444,016
                                                                                    ------------------ ------------------

WORLDWIDE FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $   384,618        $   363,432
  Net realized gain (loss) on investments and foreign currency transactions                501,611            104,771
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                   772,068          1,826,724
                                                                                    ------------------ ------------------
  Increase (decrease) in net assets resulting from operations                            1,658,297          2,294,927
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                   (448,271)          (284,901)
                                                                                    ------------------ ------------------
  Total distributions                                                                     (448,271)          (284,901)
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)      5,565,347            148,718
                                                                                    ------------------ ------------------
  REDEMPTION FEES
    Institutional Class                                                                         --                 --
                                                                                    ------------------ ------------------
  Total increase (decrease) in net assets                                                6,775,373          2,158,744
NET ASSETS
  Beginning of period                                                                   10,499,054          8,340,310
                                                                                    ------------------ ------------------
  End of period                                                                        $17,274,427        $10,499,054
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $   465,952        $   443,887
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                               ------------------------------------------  ----------------------------
                    Net asset
                      value,      Net         Net realized                   Dividends    Distributions
                    beginning  investment    and unrealized  Total from         from        from net
                        of       income      gain (loss) on  investment    net investment   realized
                    the period   (loss)       investments    operations        income     capital gains
-------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
9/30/2004             $13.69     $(0.13)(c)     $  1.94       $  1.81           $--          $   --
9/30/2003              10.70      (0.10)(c)        3.09          2.99            --              --
9/30/2002              13.56      (0.13)(c)       (2.73)        (2.86)           --              --
9/30/2001              47.71      (0.20)(c)      (33.43)       (33.63)           --           (0.52)
9/30/2000              20.08      (0.26)(c)       29.11         28.85            --           (1.22)

RETAIL CLASS
9/30/2004              13.46      (0.16)(c)        1.90          1.74            --              --
9/30/2003              10.55      (0.13)(c)        3.04          2.91            --              --
9/30/2002              13.41      (0.16)(c)       (2.70)        (2.86)           --              --
9/30/2001              47.33      (0.25)(c)      (33.15)       (33.40)           --           (0.52)
9/30/2000              19.99      (0.38)(c)       28.94         28.56            --           (1.22)

MID CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2004             $ 6.10     $(0.05)(c)     $  0.81       $  0.76           $--          $   --
9/30/2003               4.74      (0.04)(c)        1.40          1.36            --              --
9/30/2002               5.99      (0.05)(c)       (1.20)        (1.25)           --              --
9/30/2001*             10.00      (0.03)(c)       (3.98)        (4.01)           --              --


* From commencement of Fund operations on February 28, 2001 through September 30, 2001. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Annualized for periods less than one year.

                See accompanying notes to financial statements.

                                              RATIOS TO AVERAGE NET ASSETS:
--------------                              ----------------------------------

              Net asset         Net assets,
                value,   Total    end of       Net     Gross   Net investment Portfolio
    Total     end of the return the period  expenses  expenses income (loss)  turnover
distributions   period   (%)(a)    (000)    (%)(b)(d)  (%)(d)      (%)(d)      rate(%)
---------------------------------------------------------------------------------------

   $   --       $15.50    13.2   $ 25,191     1.00      1.17       (0.84)        284
       --        13.69    27.9     23,866     1.00      1.23       (0.88)        248
       --        10.70   (21.1)    13,421     1.00      1.31       (0.91)        220
    (0.52)       13.56   (71.1)    16,347     1.00      1.13       (0.75)        258
    (1.22)       47.71   147.8     62,364     1.00      1.11       (0.66)        191

       --        15.20    12.9     25,382     1.25      1.42       (1.10)        284
       --        13.46    27.6     32,813     1.25      1.47       (1.13)        248
       --        10.55   (21.3)    26,885     1.25      1.45       (1.16)        220
    (0.52)       13.41   (71.2)    41,456     1.25      1.37       (1.01)        258
    (1.22)       47.33   147.0    110,824     1.25      1.35       (0.89)        191


   $   --       $ 6.86    12.5   $  8,570     0.90      2.10       (0.74)        287
       --         6.10    28.7      7,660     0.90      2.45       (0.79)        246
       --         4.74   (20.9)     5,929     0.90      1.88       (0.81)        216
       --         5.99   (40.1)     7,483     0.90      1.93       (0.62)        145

                See accompanying notes to financial statements.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                               ------------------------------------------  ----------------------------
                    Net asset
                      value,                    Net realized                 Dividends    Distributions
                    beginning       Net        and unrealized Total from        from        from net
                        of      investment     gain (loss) on investment   net investment   realized
                    the period income (loss)    investments   operations       income     capital gains
-------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2004             $ 8.59      $(0.09)(c)      $  0.46      $  0.37         $   --        $   --
9/30/2003               6.35       (0.06)(c)         2.30         2.24             --            --
9/30/2002               8.83       (0.08)(c)        (2.40)       (2.48)            --            --
9/30/2001              26.98       (0.12)(c)       (17.06)      (17.18)            --         (0.97)
9/30/2000              16.74       (0.16)(c)        10.40        10.24             --            --

RETAIL CLASS
9/30/2004               8.45       (0.11)(c)         0.44         0.33             --            --
9/30/2003               6.26       (0.08)(c)         2.27         2.19             --            --
9/30/2002               8.72       (0.10)(c)        (2.36)       (2.46)            --            --
9/30/2001              26.74       (0.15)(c)       (16.90)      (17.05)            --         (0.97)
9/30/2000              16.65       (0.24)(c)        10.33        10.09             --            --

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
9/30/2004             $21.34      $ 0.04(c)       $  4.97      $  5.01         $(0.05)       $(0.55)
9/30/2003              17.28        0.05(c)          4.01         4.06             --            --
9/30/2002              19.89        0.10(c)         (0.36)       (0.26)         (0.11)        (2.24)
9/30/2001              20.42        0.16(c)          0.60         0.76          (0.20)        (1.09)
9/30/2000              17.33        0.14(c)          3.36         3.50          (0.14)        (0.27)

RETAIL CLASS
9/30/2004              21.25       (0.02)/(c)/       4.95         4.93          (0.01)        (0.55)
9/30/2003              17.25        0.00(c)(d)       4.00         4.00             --            --
9/30/2002              19.85        0.05(c)         (0.35)       (0.30)         (0.06)        (2.24)
9/30/2001              20.38        0.11(c)          0.60         0.71          (0.15)        (1.09)
9/30/2000              17.28        0.10(c)          3.36         3.46          (0.09)        (0.27)

ADMIN CLASS
9/30/2004              21.13       (0.08)(c)         4.93         4.85             --         (0.55)
9/30/2003              17.20       (0.05)(c)         3.98         3.93             --            --
9/30/2002              19.80        0.00(c)(d)      (0.35)       (0.35)         (0.01)        (2.24)
9/30/2001              20.34        0.05(c)          0.60         0.65          (0.10)        (1.09)
9/30/2000              17.24        0.04(c)          3.37         3.41          (0.04)        (0.27)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Amount rounds to less than $0.01 per share.

                See accompanying notes to financial statements.

                                                        RATIOS TO AVERAGE NET ASSETS:
-------------------------                              ---------------------------------

                         Net asset         Net assets,
                           value,   Total    end of      Net     Gross   Net investment Portfolio
    Total     Redemption   end of   return the period  Expenses Expenses income (loss)  turnover
distributions    fee     the period (%)(a)    (000)     (%)(b)    (%)         (%)       rate (%)
-------------------------------------------------------------------------------------------------

   $   --       $0.00(d)   $ 8.96     4.3   $ 15,867     1.00     1.31       (0.95)        217
       --          --        8.59    35.3     22,519     1.00     1.19       (0.91)        190
       --          --        6.35   (28.1)    42,415     1.00     1.07       (0.90)        162
    (0.97)         --        8.83   (65.2)   124,479     0.99     0.99       (0.74)        140
       --          --       26.98    61.2    262,147     0.92     0.92       (0.62)        170

       --       $0.00(d)     8.78     3.9     14,589     1.25     1.52       (1.19)        217
       --          --        8.45    35.0     30,345     1.25     1.43       (1.17)        190
       --          --        6.26   (28.2)    32,135     1.25     1.33       (1.15)        162
    (0.97)         --        8.72   (65.3)    50,197     1.25     1.26       (1.01)        140
       --          --       26.74    60.6     69,416     1.23     1.23       (0.92)        170


   $(0.60)      $0.00(d)   $25.75    23.8   $346,356     0.90     0.93        0.16          70
       --          --       21.34    23.5    289,945     0.90     0.94        0.26          74
    (2.35)         --       17.28    (2.6)   234,370     0.94     0.96        0.48          86
    (1.29)         --       19.89     3.9    215,439     0.98     0.98        0.76          98
    (0.41)         --       20.42    20.7    214,919     0.93     0.93        0.76         102

    (0.56)       0.00(d)    25.62    23.5    173,411     1.15     1.18       (0.08)         70
       --          --       21.25    23.2    140,152     1.15     1.20       (0.01)         74
    (2.30)         --       17.25    (2.8)    86,816     1.19     1.20        0.22          86
    (1.24)         --       19.85     3.6     97,544     1.22     1.22        0.51          98
    (0.36)         --       20.38    20.4     92,698     1.17     1.17        0.53         102

    (0.55)       0.00(d)    25.43    23.3     62,680     1.40     1.43       (0.33)         70
       --          --       21.13    22.9     37,411     1.40     1.47       (0.27)         74
    (2.25)         --       17.20    (3.0)    24,655     1.44     1.53       (0.01)         86
    (1.19)         --       19.80     3.3     16,471     1.50     1.59        0.23          98
    (0.31)         --       20.34    20.1     11,391     1.50     1.68        0.21         102

                See accompanying notes to financial statements.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                               ------------------------------------------  ----------------------------
                    Net asset
                      value,                    Net realized                 Dividends    Distributions
                    beginning       Net        and unrealized Total from        from        from net
                        of      investment     gain (loss) on investment   net investment   realized
                    the period income (loss)    investments   operations       income     capital gains
-------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND

INSTITUTIONAL CLASS
9/30/2004             $ 8.27      $(0.07)(c)      $ (0.37)     $ (0.44)        $   --        $   --
9/30/2003               5.77       (0.05)(c)         2.55         2.50             --            --
9/30/2002               8.07       (0.07)(c)        (2.23)       (2.30)            --            --
9/30/2001              19.78       (0.07)(c)       (11.45)      (11.52)            --         (0.19)
9/30/2000              11.67       (0.06)            8.17         8.11             --            --

TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
9/30/2004             $ 7.66      $ 0.05(c)       $  0.97      $  1.02         $(0.19)       $   --
9/30/2003               6.78        0.06(c)          0.85         0.91          (0.03)           --
9/30/2002               7.67        0.06(c)         (0.81)       (0.75)         (0.14)           --
9/30/2001              11.16        0.12(c)         (1.60)       (1.48)         (0.09)        (1.92)
9/30/2000              13.46        0.12             2.43         2.55          (0.07)        (4.78)

VALUE FUND

INSTITUTIONAL CLASS
9/30/2004             $13.52      $ 0.21(c)       $  2.39      $  2.60         $(0.17)       $   --
9/30/2003              11.17        0.15(c)          2.29         2.44          (0.09)           --
9/30/2002              13.90        0.13(c)         (2.42)       (2.29)         (0.16)        (0.28)
9/30/2001              15.12        0.14(c)         (1.19)       (1.05)         (0.17)           --
9/30/2000              16.54        0.17             0.41         0.58          (0.15)        (1.85)

WORLDWIDE FUND

INSTITUTIONAL CLASS
9/30/2004             $ 9.32      $ 0.25(c)       $  0.96      $  1.21         $(0.34)       $   --
9/30/2003               7.53        0.32(c)          1.74         2.06          (0.27)           --
9/30/2002*              8.48        0.35(c)         (0.55)       (0.20)         (0.75)           --
9/30/2001              13.93        0.65(c)         (2.44)       (1.79)         (0.35)        (3.31)
9/30/2000              10.28        0.58(c)          4.02         4.60          (0.48)        (0.47)


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. *As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund decreased from 4.29% to 4.26% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.


                See accompanying notes to financial statements.

                                                        RATIOS TO AVERAGE NET ASSETS:
-------------------------                              ---------------------------------

                         Net asset         Net assets,
                           value,   Total    end of      Net     Gross   Net investment Portfolio
    Total     Redemption   end of   return the period  Expenses Expenses     income     turnover
distributions    fee     the period (%)(a)    (000)     (%)(b)    (%)      (loss) (%)    rate(%)
-------------------------------------------------------------------------------------------------

   $   --        $--       $ 7.83    (5.3)  $ 20,846     0.90     1.37       (0.83)        235
       --         --         8.27    43.3     24,230     0.90     1.31       (0.81)        220
       --         --         5.77   (28.5)    48,014     0.90     1.07       (0.82)        157
    (0.19)        --         8.07   (58.6)    69,710     0.90     1.02       (0.61)        150
       --         --        19.78    69.5    133,784     0.90     0.99       (0.51)        174


   $(0.19)       $--       $ 8.49    13.4   $  5,202     0.65     3.39        0.59          27
    (0.03)        --         7.66    13.5      2,490     0.65     1.82        0.81         200
    (0.14)        --         6.78   (10.1)    17,426     0.65     1.14        0.72         188
    (2.01)        --         7.67   (15.9)    19,211     0.65     1.05        1.29         300
    (4.85)        --        11.16    25.3     23,718     0.65     0.95        1.00         356


   $(0.17)       $--       $15.95    19.4   $ 33,563     0.85     0.93        1.38          47
    (0.09)        --        13.52    22.0     37,959     0.85     0.92        1.23          56
    (0.44)        --        11.17   (17.2)    33,025     0.85     0.90        0.90          66
    (0.17)        --        13.90    (7.1)    39,549     0.85     0.96        0.87          90
    (2.00)        --        15.12     3.6     38,792     0.85     0.89        0.87          73


   $(0.34)       $--       $10.19    13.2   $ 17,274     1.00     1.87        2.55          69
    (0.27)        --         9.32    28.0     10,499     1.00     2.23        3.81          94
    (0.75)        --         7.53    (3.0)     8,340     1.00     2.43        4.26         113
    (3.66)        --         8.48   (15.0)     8,528     1.00     2.58        6.85         160
    (0.95)        --        13.93    46.5      9,748     1.00     2.48        4.26         183

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2004

1. ORGANIZATION. Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trusts in multiple series (individually, a "Fund" and collectively, the "Funds"). Shares of Loomis Sayles Tax-Managed Equity Fund were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to its commencement of investment operations). Information presented in these financial statements pertains to the funds of the Trusts as described below. The financial statements for the remaining equity funds and the fixed income funds are presented in separate reports. The following Funds are included in this report:

LOOMIS SAYLES FUNDS I:
Loomis Sayles Mid Cap Growth Fund (the "Mid Cap Growth Fund")
Loomis Sayles Small Cap Value Fund (the "Small Cap Value Fund")
Loomis Sayles Small Company Growth Fund (the "Small Company Growth Fund")

LOOMIS SAYLES FUNDS II:
Loomis Sayles Aggressive Growth Fund (the "Aggressive Growth Fund") Loomis Sayles Small Cap Growth Fund (the "Small Cap Growth Fund")
Loomis Sayles Tax-Managed Equity Fund (the "Tax-Managed Equity Fund") Loomis Sayles Value Fund (the "Value Fund")
Loomis Sayles Worldwide Fund (the "Worldwide Fund")

Each Fund offers Institutional Class Shares. Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund also offer Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which can not be directly attributed are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value. As of September 30, 2004, approximately 24% of the market value of investments for the Loomis Sayles Worldwide Fund were fair valued pursuant to procedures approved by the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Funds estimate the components of distributions received from real estate investment trusts (REITs). In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2004, there were no open forward foreign currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income and excise taxes have been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions, gains realized from passive foreign investment companies and redemptions in kind. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

FOR THE YEAR ENDED SEPTEMBER 30, 2004


G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2004, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency Securities) were as follows:

FUND                       PURCHASES      SALES
----                      ------------ ------------
Aggressive Growth Fund    $151,447,228 $163,542,961
Mid Cap Growth Fund         23,579,378   23,821,738
Small Cap Growth Fund       93,604,087  121,224,377
Small Cap Value Fund       366,322,435  367,371,432
Small Company Growth Fund   54,052,388   56,314,863
Tax-Managed Equity Fund      3,412,947      974,997
Value Fund                  17,778,475   28,896,177
Worldwide Fund              14,095,833    9,377,158

For the year ended September 30, 2004, purchases and sales of U.S. Government/Agency securities by Worldwide Fund were $534,049 and $471,572, respectively.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser to each of the Funds. Separate management agreements for each Fund in effect for the year ended September 30, 2004, provide for fees at the following annual percentage rates of each Fund's average daily net assets. Loomis Sayles has contractually agreed, until January 31, 2005, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following annual percentage rate of the Fund's average daily net assets:

                                     EXPENSE LIMIT AS A PERCENTAGE OF
                                      AVERAGE DAILY NET ASSETS
                                     --------------------------------
                          MANAGEMENT
FUND                         FEES    INSTITUTIONAL   RETAIL   ADMIN
----                      ---------- -------------   ------   -----
Aggressive Growth Fund      0.75%        1.00%       1.25%       --
Mid Cap Growth Fund         0.75%        0.90%          --       --
Small Cap Growth Fund       0.75%        1.00%       1.25%       --
Small Cap Value Fund        0.75%        0.90%       1.15%    1.40%
Small Company Growth Fund   0.75%        0.90%          --       --
Tax-Managed Equity Fund     0.50%        0.65%          --       --
Value Fund                  0.50%        0.85%          --       --
Worldwide Fund              0.75%        1.00%          --       --

For the year ended September 30, 2004, the management fees and waivers for each Fund were as follows:

                                                            PERCENTAGE OF
                            GROSS    WAIVER OF     NET     AVERAGE DAILY NET ASSETS
                          MANAGEMENT MANAGEMENT MANAGEMENT ------------------------
FUND                         FEE        FEE        FEE         GROSS       NET
----                      ---------- ---------- ---------- ---------        -----
Aggressive Growth Fund    $  411,607  $ 95,630  $  315,977   0.75%        0.58%
Mid Cap Growth Fund           63,508    63,508          --   0.75%           --
Small Cap Growth Fund        333,595   130,564     203,031   0.75%        0.46%
Small Cap Value Fund       4,147,405   185,229   3,962,176   0.75%        0.72%
Small Company Growth Fund    175,343   108,817      66,526   0.75%        0.28%
Tax-Managed Equity Fund       18,372    18,372          --   0.50%           --
Value Fund                   191,851    29,514     162,337   0.50%        0.42%
Worldwide Fund               113,288   113,288          --   0.75%           --

For the year ended September 30, 2004, in addition to the waiver of management fees, expenses have been reimbursed as follows:

FUND                    AMOUNT
----                    -------
Mid Cap Growth Fund     $38,465
Tax-Managed Equity Fund  82,308
Worldwide Fund           17,678

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). CDC IXIS North America is ultimately owned by three large affiliated French financial services entities: Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisse d'Epargne; and CNP Assurances, a large French life insurance company.

B. ACCOUNTING AND ADMINISTRATIVE FEES. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Funds and has subcontracted with State Street Bank and Trust Company ("State Street Bank"), to serve as sub-administrator. Pursuant to an agreement among the Trusts, the CDC Nvest Funds Trusts (CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds III, CDC Nvest Cash Management Trust and CDC Nvest Companies Trust I) and CIS, each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                       FIRST         NEXT       OVER
                       $5 BILLION $5 BILLION $10 BILLION
                       ---------- ---------- -----------
                          0.0675%    0.0625%     0.0500%

             or

             (2)Each Fund's pro rata portion, allocated based on the combined assets of the Trusts and the CDC Nvest Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the year ended September 30, 2004, fees paid to CIS for accounting and administrative expense were as follows:

                          ACCOUNTING AND
FUND                      ADMINISTRATIVE
----                      --------------
Aggressive Growth Fund       $ 36,011
Mid Cap Growth Fund             5,556
Small Cap Growth Fund          29,186
Small Cap Value Fund          362,854
Small Company Growth Fund      15,341
Tax-Managed Equity Fund         2,411
Value Fund                     25,178
Worldwide Fund                  9,912

C. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund and Worldwide Fund pay service fees to CIS monthly representing the higher amount based on the following calculations:

             (1)Each Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate of 0.026% of the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in No Load Retail Funds* and Load Funds--Class Y**.

FOR THE YEAR ENDED SEPTEMBER 30, 2004


             Each Class of shares is subject to a monthly Class minimum of $1,250 allocated based on the combined net assets of Institutional Class, Retail Class and Admin Class, as applicable.

             or

             (2)An allocated portion, based on eligible assets, of an annual aggregate minimum fee for the period January 1, 2004 through December 31, 2004, of $650,000. For the period September 15, 2003 through December 31, 2003, the aggregate minimum fee was $190,547.

* No Load Retail Funds consist of Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund, Worldwide Fund, Loomis Sayles Bond Fund and Loomis Sayles Global Bond Fund.

** Load Funds--Class Y consist of all Funds with Class Y shares offered within the Trusts and the CDC Nvest Funds Trusts.

Mid Cap Growth Fund and Small Company Growth Fund pay service fees monthly to CIS representing the higher amount based on the following calculations:

             (1)Annual aggregate fee determined by applying an annual fee rate of 0.01% to the eligible average daily net assets. Eligible assets are the average daily net assets of all Institutional Funds*.

             Each Fund is subject to a monthly minimum fee of $1,000.

             or

             (2)An allocated portion, based on eligible assets of an aggregate minimum fee for the period January 1, 2004, through December 31, 2004, of $100,000. For the period September 15, 2003 through December 31, 2003, the aggregate minimum fee was $29,315.

*Institutional Funds consist of Mid Cap Growth Fund, Small Company Growth Fund, Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund and Loomis Sayles U.S. Government Securities Fund.

CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses.

For the year ended September 30, 2004, amounts paid to CIS as compensation for its services as transfer agent were as follows:

FUND                      TRANSFER AGENT FEE
----                      ------------------
Aggressive Growth Fund         $ 30,000
Mid Cap Growth Fund              12,000
Small Cap Growth Fund            30,000
Small Cap Value Fund            145,305
Small Company Growth Fund        12,000
Tax-Managed Equity Fund          15,000
Value Fund                       15,000
Worldwide Fund                   15,000

D. SERVICE AND DISTRIBUTION FEES. The Trusts have entered into a distribution agreement with CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to this agreement, CDC IXIS Distributors serves as principal underwriter of the various Funds of the Trusts except for Loomis Sayles Investment Grade Bond Fund--Class J.

Pursuant to Rule 12b-1 under the 1940 Act, Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and Small Cap Value Fund has adopted a separate Distribution Plan relating to Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay a shareholder service fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

E. TRUSTEES FEES AND EXPENSES The Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Distributors, CDC IXIS

North America, CIS or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. In addition, the independent co-chairmen of the Board split an additional $50,000 annual retainer fee. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to July 1, 2004, the Trust paid each independent trustee a $45,000 annual retainer and a $4,500 fee per meeting attended. In addition, each committee member received a retainer fee at the annual rate of $7,000 while each committee chairman received a $5,000 annual retainer (beyond the $7,000). Each committee member received a $1,750 fee per meeting attended. The retainer fees assumed four Board or committee meetings per year.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other series of the Trusts or CDC Nvest Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

F. PUBLISHING SERVICES. CIS performs certain desktop publishing services for the funds. Fees for these services are presented in the Statements of Operations as shareholder reporting. For the year ended September 30, 2004, amounts paid to CIS as compensation for these services were as follows:

                           PUBLISHING
FUND                      SERVICES FEE
----                      ------------
Aggressive Growth Fund        $ 37
Mid Cap Growth Fund             42
Small Cap Growth Fund           37
Small Cap Value Fund            42
Small Company Growth Fund       42
Tax-Managed Equity Fund         96
Value Fund                      37
Worldwide Fund                 104

G. REDEMPTION FEES. Effective April 1, 2004 shareholders of Small Cap Growth Fund, Small Cap Value Fund and Worldwide Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if shares were acquired on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Each Fund, except Mid Cap Growth Fund and Small Company Growth Fund, together with certain other Funds of the Trusts, participate in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the federal funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the year ended, September 30, 2004, the Funds had no borrowings under the agreement.

FOR THE YEAR ENDED SEPTEMBER 30, 2004


6. SHAREHOLDERS. At September 30, 2004, Loomis Sayles owned 256,873 shares, equating to 41.9% of Tax-Managed Equity Fund shares outstanding. At September 30, 2004, one shareholder owned 1,250,000 shares, equating to 100.0% of Mid Cap Growth Fund. At September 30, 2004, two affiliated shareholders owned 93,017 shares each, equating to 5.5% each of the Loomis Sayles Worldwide Fund. At September 30, 2004, the Loomis-Sayles Funded Pension Plan ("Pension Plan") and the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                    PROFIT SHARING
FUND                   PENSION PLAN RETIREMENT PLAN
----                   ------------ ---------------
Aggressive Growth Fund   256,951        414,196
Small Cap Growth Fund    234,766        440,924
Small Cap Value Fund     347,023        578,425
Value Fund               428,199        433,549
Worldwide Fund           885,919        343,862

7. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                    AGGRESSIVE GROWTH FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares          187,450    $  2,792,212     1,017,143    $ 12,248,463
Issued in connection with
  the reinvestment of distributions          --              --            --              --
Redeemed                               (305,139)     (4,700,924)     (527,813)     (5,940,072)
                                     ----------    --------------  ------------  --------------
Net change                             (117,689)   $ (1,908,712)      489,330    $  6,308,391
                                     ----------    --------------  ------------  --------------

                                       Shares         Amount         Shares+        Amount+
RETAIL CLASS                         ----------    ------------    ----------    ------------
Issued from the sale of shares          834,755    $ 12,658,043     1,142,750    $ 13,044,564
Issued in connection with
  the reinvestment of distributions          --              --            --              --
Issued in Admin Class Conversion             --              --        56,540         631,556
Redeemed                             (1,602,142)    (23,696,327)   (1,309,638)    (14,596,979)
                                     ----------    --------------  ------------  --------------
Net change                             (767,387)   $(11,038,284)     (110,348)   $   (920,859)
                                     ----------    --------------  ------------  --------------

                                                                     Shares+        Amount+
ADMIN CLASS                                                        ----------    ------------
Issued from the sale of shares                                         29,865    $    315,554
Issued in connection with
  the reinvestment of distributions                                        --              --
Redeemed                                                             (216,812)     (2,224,401)
Redeemed in Admin Class
Conversion                                                            (56,892)       (631,556)
                                                                     ----------  --------------
Net change                                                           (243,839)   $ (2,540,403)
                                                                     ----------  --------------
+On May 21, 2003, the outstanding Admin Class Shares were automatically converted into
 Retail Class Shares.

                                                      MID CAP GROWTH FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares               --    $         --         5,899    $     32,706
Issued in connection with
  the reinvestment of distributions          --              --            --              --
Redeemed                                 (5,911)        (42,608)           --              --
                                     ----------    --------------  ------------  --------------
Net change                               (5,911)   $    (42,608)        5,899    $     32,706
                                     ----------    --------------  ------------  --------------

                                                     SMALL CAP GROWTH FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares          561,970    $  5,208,033     1,897,989    $ 13,566,717
Issued in connection with
  the reinvestment of distributions          --              --            --              --
Redeemed                             (1,411,141)    (12,951,799)   (5,953,993)    (39,030,065)
                                     ----------    --------------  ------------  --------------
Net change                             (849,171)   $ (7,743,766)   (4,056,004)   $(25,463,348)
                                     ----------    --------------  ------------  --------------

                                       Shares         Amount        Shares +       Amount +
RETAIL CLASS                         ----------    ------------    ----------    ------------
Issued from the sale of shares          876,244    $  8,100,386     3,879,141    $ 28,642,137
Issued in connection with
  the reinvestment of distributions          --              --            --              --
Issued in Admin Class conversion             --              --         2,120          14,288
Redeemed                             (2,807,828)    (26,294,928)   (5,421,506)    (38,664,657)
                                     ----------    --------------  ------------  --------------
Net change                           (1,931,584)   $(18,194,542)   (1,540,245)   $(10,008,232)
                                     ----------    --------------  ------------  --------------

                                                                    Shares+        Amount+
ADMIN CLASS                                                        ----------    ------------
Issued from the sale of shares                                         46,488    $    301,256
Issued in connection with
  the reinvestment of distributions                                        --              --
Redeemed                                                             (217,093)     (1,330,224)
Redeemed in Admin Class conversion                                     (2,135)        (14,288)
                                                                     ----------  --------------
Net change                                                           (172,740)   $ (1,043,256)
                                                                     ----------  --------------
+On May 21, 2003, the outstanding Admin Class Shares were automatically converted into
 Retail Class Shares.

                                                     SMALL CAP VALUE FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares        2,569,944    $ 62,664,283     2,271,777    $ 43,519,989
Issued in connection with
  the reinvestment of distributions     344,051       7,949,633            --              --
Redeemed                             (3,052,059)    (74,375,223)   (2,246,579)    (42,192,200)
                                     ----------    --------------  ------------  --------------
Net change                             (138,064)   $ (3,761,307)       25,198    $  1,327,789
                                     ----------    --------------  ------------  --------------

                                       Shares         Amount         Shares         Amount
RETAIL CLASS                         ----------    ------------    ----------    ------------
Issued from the sale of shares        2,508,851    $ 60,345,432     3,698,495    $ 69,872,984
Issued in connection with
  the reinvestment of distributions     168,096       3,867,490            --              --
Redeemed                             (2,506,061)    (61,304,611)   (2,135,122)    (40,321,887)
                                     ----------    --------------  ------------  --------------
Net change                              170,886    $  2,908,311     1,563,373    $ 29,551,097
                                     ----------    --------------  ------------  --------------

                                       Shares         Amount         Shares         Amount
ADMIN CLASS                          ----------    ------------    ----------    ------------
Issued from the sale of shares        1,146,366    $ 27,558,818     1,219,636    $ 22,714,426
Issued in connection with
  the reinvestment of distributions      46,216       1,056,963            --              --
Redeemed                               (498,189)    (11,994,975)     (882,999)    (16,451,403)
                                     ----------    --------------  ------------  --------------
Net change                              694,393    $ 16,620,806       336,637    $  6,263,023
                                     ----------    --------------  ------------  --------------

FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                                  SMALL COMPANY GROWTH FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                      Shares         Amount          Shares         Amount
INSTITUTIONAL CLASS                  --------     ------------     ----------    ------------
Issued from the sale of shares             --     $         --        662,784    $  4,750,079
Issued from subscriptions-in-kind+         --               --        839,609       4,995,673
Issued in connection with
  the reinvestment of distributions        --               --             --              --
Redeemed                             (269,559)      (2,300,199)    (6,892,544)    (40,388,459)
                                     --------     ---------------  ------------  --------------
Net change                           (269,559)    $ (2,300,199)    (5,390,151)   $(30,642,707)
                                     --------     ---------------  ------------  --------------
+Issued in exchange for portfolio securities distributed in-kind by Energen
 Corporation Retirement Income Plan to shareholders thereof and contributed to the
 Fund in- kind by such shareholders on April 15, 2003.

                                                   TAX-MANAGED EQUITY FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                      Shares         Amount          Shares         Amount
INSTITUTIONAL CLASS                  --------     ------------     ----------    ------------
Issued from the sale of shares        308,699     $  2,572,021        324,896    $  2,267,000
Issued in connection with
  the reinvestment of distributions     7,563           62,319         11,807          82,181
Redeemed                              (28,467)        (245,529)    (2,580,065)    (17,813,627)
                                     --------     ---------------  ------------  --------------
Net change                            287,795     $  2,388,811     (2,243,362)   $(15,464,446)
                                     --------     ---------------  ------------  --------------

                                                         VALUE FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                      Shares         Amount          Shares         Amount
INSTITUTIONAL CLASS                  --------     ------------     ----------    ------------
Issued from the sale of shares        183,031     $  2,766,965        328,065    $  4,071,978
Issued in connection with
  the reinvestment of distributions    26,133          376,057         18,887         230,605
Redeemed                             (458,838)      (6,884,071)      (493,835)     (6,175,721)
Redeemed in kind*                    (455,344)      (7,194,435)            --              --
                                     --------     ---------------  ------------  --------------
Net change                           (705,018)    $(10,935,484)      (146,883)   $ (1,873,138)
                                     --------     ---------------  ------------  --------------
*Redeemed in kind to a shareholder on June 25, 2004.

                                                       WORLDWIDE FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                      Shares         Amount          Shares         Amount
INSTITUTIONAL CLASS                  --------     ------------     ----------    ------------
Issued from the sale of shares        569,127     $  5,599,341        711,080    $  5,955,985
Issued in connection with
  the reinvestment of distributions    46,883          447,733         36,904         284,901
Redeemed                              (48,543)        (481,727)      (728,370)     (6,092,168)
                                     --------     ---------------  ------------  --------------
Net change                            567,467     $  5,565,347         19,614    $    148,718
                                     --------     ---------------  ------------  --------------

8. FUND LIQUIDATION. The Board of Trustees, upon recommendation of Loomis, Sayles & Company, L.P., has approved a plan to liquidate the Loomis Sayles Mid Cap Growth Fund at a future date to be determined by the officers of the Fund, provided that all the outstanding shares held by any unaffiliated shareholders have been redeemed by such date.

9. ADDITIONAL TAX INFORMATION. The tax character of distributions paid to shareholders during the years ended September 30, 2004 and 2003 were as follows:

                             2004 DISTRIBUTIONS PAID FROM:      2003 DISTRIBUTIONS PAID FROM:
-                         ------------------------------------ -------------------------------
                           ORDINARY    LONG-TERM               ORDINARY   LONG-TERM
                            INCOME   CAPITAL GAINS    TOTAL     INCOME  CAPITAL GAINS  TOTAL
-                         ---------- ------------- ----------- -------- ------------- --------
Aggressive Growth Fund    $       --  $       --   $        -- $     --      $--      $     --
Mid Cap Growth Fund               --          --            --       --       --            --
Small Cap Growth Fund             --          --            --       --       --            --
Small Cap Value Fund       4,693,734   8,480,827    13,174,561       --       --            --
Small Company Growth Fund         --          --            --       --       --            --
Tax-Managed Equity Fund       62,322          --        62,322   82,181       --        82,181
Value Fund                   456,216          --       456,216  273,025       --       273,025
Worldwide Fund               448,271          --       448,271  284,901       --       284,901

10. SUBSEQUENT EVENT.

CORPORATE NAME CHANGE. Effective November 1, 2004, the names of the Distributor and the Administrator and Transfer Agent will change as follows:

                  OLD NAME                                   NEW NAME
                  --------                                   --------
CDC IXIS Asset Management Distributors, L.P. IXIS Asset Management Distributors, L.P.
CDC IXIS Asset Management Services, Inc.     IXIS Asset Management Services Company

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Loomis Sayles Funds I and Loomis Sayles Funds II

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Small Cap Value Fund, and Loomis Sayles Small Company Growth Fund, each a series of Loomis Sayles Funds I and the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund, each a series of Loomis Sayles Funds II (collectively, the "Funds"), at September 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 8, the Board of Trustees, upon recommendation of Loomis, Sayles & Company, L.P., has approved a plan to liquidate the Loomis Sayles Mid Cap Growth Fund at a future date to be determined by the officers of the Fund, provided that all the outstanding shares held by any unaffiliated shareholders have been redeemed by such date.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 16, 2004

2004 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS

CORPORATE DIVIDENDS RECEIVED DEDUCTION. For the fiscal year ended September 30, 2004, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

FUND                    QUALIFYING PERCENTAGE
Small Cap Value Fund            11.94%
Tax-Managed Equity Fund        100.00%
Value Fund                     100.00%
Worldwide Fund                   4.62%

CAPITAL GAINS DISTRIBUTIONS. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2004.

FUND                   AMOUNT
Small Cap Value Fund $8,480,827

QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2004, the Funds will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the funds pay a distribution during calendar year 2004, complete information will be reported in conjunction with Form 1099-DIV.

                        TRUSTEE AND OFFICER INFORMATION

The table below provides certain information regarding the Trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116

                               POSITION(S)
                              HELD WITH THE
                            TRUSTS, LENGTH OF                                           NUMBER OF PORTFOLIOS IN FUND
                             TIME SERVED AND          PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN AND
NAME AND AGE                TERM OF OFFICE/*/         DURING PAST 5 YEARS/**/             OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Graham T. Allison, Jr. (64)     Trustee,      Douglas Dillon Professor and Director of 41; Director, Taubman Centers,
                                Contract      the Belfer Center of Science for         Inc.; Advisory Board Member,
                               Review and     International Affairs, John F. Kennedy   USEC Inc.
                               Governance     School of Government, Harvard
                                Committee     University
                                 Member,
                               Since 2003

Edward A. Benjamin (66)      Trustee, Audit   Retired                                  41; Director, Coal, Energy
                                Committee                                              Investments & Management,
                                 Member,                                               LLC; Director, Precision Optics
                               Since 2002                                              Corporation

Daniel M. Cain (59)             Trustee,      President and CEO, Cain Brothers &       41; Trustee, Universal Health
                               Chairman of    Company, Incorporated                    Realty Income Trust; Director,
                                the Audit                                              Sheridan Healthcorp
                               Committee,
                               Since 2003
                               Co-Chairman
                              of the Board
                               since 2004

Paul G. Chenault (70)           Trustee,      Retired; Trustee, First Variable Life    41; Director, Mailco Office
                                Contract                                               Products, Inc.
                               Review and
                               Governance
                                Committee
                                 Member,
                             Since 2000 for
                              Loomis Sayles
                              Funds II and
                                2002 for
                              Loomis Sayles
                                 Funds I

Kenneth J. Cowan (72)           Trustee,      Retired                                  41; None
                               Chairman of
                              the Contract
                               Review and
                               Governance
                               Committee,
                               Since 2003,
                               Co-Chairman
                              of the Board
                               since 2004

                                           TRUSTEE AND OFFICER INFORMATION

                              POSITION(S)
                             HELD WITH THE
                           TRUSTS, LENGTH OF                                            NUMBER OF PORTFOLIOS IN FUND
                            TIME SERVED AND           PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN AND
NAME AND AGE               TERM OF OFFICE/*/          DURING PAST 5 YEARS/**/             OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------

Richard Darman (61)            Trustee,      Partner, The Carlyle Group; Chairman of   41; Director and Chairman, AES
                               Contract      the Board of Directors of AES             Corporation
                              Review and     Corporation; formerly, Professor, John F.
                              Governance     Kennedy School of Government, Harvard
                               Committee     University
                                Member,
                              Since 2003

Sandra O. Moose (62)        Trustee, Audit   President, Strategic Advisory Services;   41; Director, Verizon
                               Committee     formerly, Senior Vice President and       Communications; Director, Rohm
                                Member,      Director, The Boston Consulting Group,    and Haas Company; Director,
                              Since 2003     Inc.                                      AES Corporation

John A. Shane (71)             Trustee,      President, Palmer Service Corporation     41; Director, Gensym
                               Contract                                                Corporation; Director, Overland
                              Review and                                               Storage, Inc.; Director, Abt
                              Governance                                               Associates Inc.
                               Committee
                                Member,
                              Since 2003

INTERESTED TRUSTEES
Robert J. Blanding/1/ (57)  Trustee, Since   President, Chairman, Director, and Chief  41; None
555 California Street       2002 President   Executive Officer, Loomis Sayles;
San Francisco, CA 94104       and CEO of
                             Loomis Sayles
                              Funds I and
                            Chief Executive
                              Officer of
                             Loomis Sayles
                               Funds II,
                              Since 2003

John T. Hailer/2/ (43)      Trustee, Since   President and Chief Executive Officer,    41; None
                            2003; President  CDC IXIS Asset Management
                               of Loomis     Distributors, L.P.; President and Chief
                            Sayles Funds II  Executive Officer - CDC Nvest Funds
                              Since 2003
                            Executive Vice
                              President,
                             Loomis Sayles
                               Funds I;
                              Since 2003

                                         TRUSTEE AND OFFICER INFORMATION

                             POSITION(S)
                            HELD WITH THE
                          TRUSTS, LENGTH OF                                           NUMBER OF PORTFOLIOS IN FUND
                           TIME SERVED AND           PRINCIPAL OCCUPATION(S)              COMPLEX OVERSEEN AND
NAME AND AGE              TERM OF OFFICE/*/          DURING PAST 5 YEARS/**/            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------

OFFICERS
John E. Pelletier (40)          Chief       President, Director and Chief Executive   Not Applicable
                              Operating     Officer, CDC IXIS Asset Management
                              Officer,      Services, Inc.; Executive Vice President,
                             Since 2004     CDC IXIS Distribution Corporation;
                                            Executive Vice President and Chief
                                            Operating Officer, CDC IXIS Asset
                                            Management Distributors, L.P. and CDC
                                            IXIS Asset Management Advisers, L.P.;
                                            formerly, Senior Vice President, General
                                            Counsel, Secretary and Clerk, CDC IXIS
                                            Distribution Corporation; Executive Vice
                                            President, General Counsel, Secretary and
                                            Clerk, CDC IXIS Asset Management
                                            Distributors, L.P., CDC IXIS Asset
                                            Management Advisers, L.P.; Executive Vice
                                            President, General Counsel, Secretary and
                                            Clerk CDC IXIS Asset Management
                                            Services, Inc.

Coleen Downs Dinneen (43) Secretary, Clerk  Senior Vice President, General Counsel,   Not Applicable
                           and Chief Legal  Secretary and Clerk, CDC IXIS
                              Officer,      Distribution Corporation, CDC IXIS
                             Since 2004     Asset Management Distributors, L.P.,
                                            CDC IXIS Asset Management Advisers,
                                            L.P. and CDC IXIS Asset Management
                                            Services, Inc.; formerly, Senior Vice
                                            President, Deputy General Counsel,
                                            Assistant Secretary and Assistant Clerk,
                                            CDC IXIS Asset Management Advisers,
                                            L.P., CDC IXIS Asset Management
                                            Services, Inc. and Vice President Deputy
                                            General Counsel, Assistant Secretary and
                                            Assistant Clerk, CDC IXIS Distribution
                                            Corporation

Michael Kardok (45)          Treasurer,     Senior Vice President, CDC IXIS Asset     Not Applicable
                              Principal     Management Services, Inc.; Senior Vice
                            Financial and   President, CDC IXIS Asset Management
                             Accounting     Advisers, L.P.; formerly, Senior Director
                              Officer,      PFPC, Inc., Division Manager, First Data
                             Since 2004     Investor Services Group, Inc.

Kristin Vigneaux (35)           Chief       Chief Compliance Officer for Mutual       Not Applicable
                             Compliance     Funds, CDC IXIS Asset Management
                              Officer,      Distributors, L.P., CDC IXIS Asset
                             Since 2004     Management Advisers, L.P. and CDC
                                            IXIS Asset Management Services, Inc.;
                                            formerly, Vice President CDC IXIS Asset
                                            Management Services, Inc.

Daniel J. Fuss (70)        Executive Vice   Vice Chairman and Director, Loomis        Not Applicable
One Financial Center         President,     Sayles & Company, L.P.; Prior to 2002,
Boston, MA 02111             Since 2004     President and Trustee of Loomis Sayles
                                            Funds II

                                   TRUSTEE AND OFFICER INFORMATION

                        POSITION(S)
                       HELD WITH THE
                     TRUSTS, LENGTH OF                                   NUMBER OF PORTFOLIOS IN FUND
                      TIME SERVED AND       PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN AND
NAME AND AGE         TERM OF OFFICE/*/      DURING PAST 5 YEARS/**/        OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------

Frank LoPiccolo (50)    Anti-Money     President and CEO, CDC IXIS Asset Not Applicable
                        Laundering     Management Services, Inc.
                         Officer,
                        Since 2003

 *Each Trustee serves for an indefinite term in accordance with its current
  By-Laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified. At a meeting held on February 27, 2004, the Trustees voted to suspend the retirement policy until 2005.
**Previous positions during the past five years with the Distributor or Loomis
  Sayles are omitted if not materially different from a trustee's or officer's current position with such entity. As indicated, each Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.
 1Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
 2Mr. Hailer is an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers").

The Statement of Additional Information includes additional information about the Trustees of the Trusts and is available without charge, by calling Loomis Sayles at 800-633-3330.

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Benchmark Core Bond Fund
         Loomis Sayles Bond Fund
         Loomis Sayles Fixed Income Fund
         Loomis Sayles Global Bond Fund
         Loomis Sayles Institutional High Income Fund
         Loomis Sayles Intermediate Duration Fixed Income Fund
         Loomis Sayles Investment Grade Fixed Income Fund
         Loomis Sayles U.S. Government Securities Fund


                    TABLE OF CONTENTS

                    Fund and Manager Reviews              1

                    Portfolio of Investments             12

                    Statements of Assets and Liabilities 62

                    Statements of Operations             64

                    Statements of Changes in Net Assets  66

                    Financial Highlights                 70

                    Notes to Financial Statements        76

         ANNUAL REPORT
         SEPTEMBER 30, 2004

FUND AND MANAGER REVIEW

LOOMIS SAYLES BENCHMARK CORE BOND FUND
PORTFOLIO REVIEW | The Fund underperformed its benchmark, the Lehman Aggregate Bond Index, for the 12 months ended September 30, 2004.

This slight underperformance was due to the more conservative nature of the Fund versus the peer group, and to our policy of maintaining a neutral duration strategy.

At the beginning of the quarter we believed credit quality would continue to improve, and we maintained an overweight position in corporate bonds. In particular, we focused on BBB-rated bonds, where yields were attractive and credit quality was relatively stable. Overall, favorable security selections and an overweighting in the corporate bond sector had a positive impact on Fund performance. In particular, bonds in the energy and industrials sectors generated solid results.

In addition, we overweighted the asset-backed securities sector, and that strategy combined with the higher-quality nature of our asset-backed holdings added to relative performance. We also significantly underweighted Treasuries, which was an effective move because Treasuries underperformed during the period. We purchased a modest portion of TIPS (Treasury Inflation Protected Securities), which we believe may enhance the Fund's performance in what's likely to be an environment of rising interest rates.

OUTLOOK | We anticipate solid payroll gains ahead and acceleration in economic activity for the remainder of 2004. Improved export growth, a weaker dollar, capital spending, a revival in nonresidential construction, replenishment of lean inventories, and the acceleration of state and local purchases are the major factors we think may contribute to stronger growth. Falling oil prices also are part of our forecast, and this supports our view that overall inflation may continue to be low and have only a minimal impact on the performance of the economy in the months ahead.

The Fund's interest rate sensitivity is the same as that of the market, and we expect to keep it positioned as such for the foreseeable future. We continue to favor the more stable securities within the mortgage-backed securities sector, and we expect to maintain our overweight to the corporate sector, with a slight bias toward cyclical names.
 KEY FUND FACTS

 OBJECTIVE | High total return through a combination of current income and capital appreciation

 STRATEGY | Invests primarily in investment-grade fixed-income securities (including government, corporate, mortgage-backed and asset-backed securities)

 FUND INCEPTION DATE | 4/24/96

 FUND REGISTRATION DATE | 3/7/97

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 4/24/96; Retail: 5/1/02

 EXPENSE RATIO | Institutional: 0.45%; Retail: 0.70%

 TOTAL NET ASSETS | $12.3 million

 [PHOTO]     [PHOTO]

Cliff Rowe Kurt Wagner
CLIFF ROWE KURT WAGNER

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                 SINCE        SINCE
                                        1 YEAR 5 YEARS REGISTRATION(b) INCEPTION(c)
-----------------------------------------------------------------------------------
LOOMIS SAYLES BENCHMARK CORE BOND FUND:
  INSTITUTIONAL                          3.56%  6.55%       6.35%          6.34%
  RETAIL(a)                              3.44   6.30        6.07           6.08
LIPPER INTERMEDIATE INVESTMENT GRADE
INDEX(e)                                 3.63   7.04        6.63           6.75
LEHMAN AGGREGATE BOND INDEX(e)           3.68   7.48        7.15           7.24

 CUMULATIVE PERFORMANCE(d) REGISTRATION TO SEPTEMBER 30, 2004(f)

                                    [CHART]

                   Loomis               Lipper             Lehman
                   Sayles            Intermediate         Brothers
                  Benchmark           Investment         Aggregate
               Core Bond Fund         Grade Index          Index
               --------------        ------------        ---------
  3/7/1997        $250,000             $250,000          $250,000
 3/31/1997         247,525              247,313           247,230
 4/30/1997         250,973              250,702           250,931
 5/31/1997         252,943              252,933           253,303
 6/30/1997         256,145              255,924           256,309
 7/31/1997         263,658              262,696           263,221
 8/31/1997         260,455              260,305           260,976
 9/30/1997         264,644              264,055           264,825
10/31/1997         268,586              267,232           268,667
11/30/1997         269,572              268,017           269,904
12/31/1997         272,760              270,456           272,621
 1/31/1998         276,342              274,040           276,121
 2/28/1998         275,575              273,644           275,913
 3/31/1998         276,087              274,655           276,861
 4/30/1998         277,366              275,938           278,306
 5/31/1998         280,181              278,426           280,946
 6/30/1998         282,995              280,645           283,329
 7/31/1998         283,007              281,219           283,932
 8/31/1998         284,542              285,028           288,553
 9/30/1998         294,010              291,418           295,309
10/31/1998         291,195              289,060           293,748
11/30/1998         293,498              290,502           295,415
12/31/1998         295,486              291,745           296,303
 1/31/1999         298,235              293,555           298,418
 2/28/1999         290,538              288,315           293,209
 3/31/1999         293,012              290,585           294,834
 4/30/1999         294,112              291,560           295,768
 5/31/1999         289,989              288,591           293,177
 6/30/1999         289,164              287,616           292,243
 7/31/1999         286,965              286,602           290,999
 8/31/1999         286,965              286,296           290,851
 9/30/1999         289,989              289,447           294,227
10/31/1999         290,538              289,887           295,313
11/30/1999         290,813              290,228           295,292
12/31/1999         289,147              288,894           293,868
 1/31/2000         288,564              287,867           292,906
 2/29/2000         290,898              290,992           296,448
 3/31/2000         293,232              294,584           300,353
 4/30/2000         291,773              292,759           299,493
 5/31/2000         290,314              292,228           299,356
 6/30/2000         297,317              298,416           305,584
 7/31/2000         300,234              300,963           308,358
 8/31/2000         304,903              305,136           312,827
 9/30/2000         306,653              307,158           314,794
10/31/2000         307,237              308,241           316,877
11/30/2000         310,447              313,146           322,058
12/31/2000         316,726              319,472           328,032
 1/31/2001         325,304              325,086           333,397
 2/28/2001         328,798              328,210           336,301
 3/31/2001         330,704              329,485           337,989
 4/30/2001         329,116              327,713           336,587
 5/31/2001         331,975              329,731           338,617
 6/30/2001         331,975              330,944           339,896
 7/31/2001         339,599              338,972           347,495
 8/31/2001         342,141              342,705           351,475
 9/30/2001         343,094              345,343           355,570
10/31/2001         348,494              352,382           363,011
11/30/2001         346,588              347,957           358,006
12/31/2001         343,497              345,721           355,733
 1/31/2002         344,853              348,215           358,612
 2/28/2002         346,888              351,581           362,087
 3/31/2002         342,480              345,480           356,064
 4/30/2002         347,845              351,712           362,969
 5/31/2002         350,963              354,599           366,053
 6/30/2002         351,656              354,371           369,218
 7/31/2002         354,427              355,778           373,673
 8/31/2002         361,356              362,634           379,982
 9/30/2002         366,900              366,591           386,136
10/31/2002         364,821              365,185           384,377
11/30/2002         364,821              366,921           384,275
12/31/2002         372,360              374,388           392,213
 1/31/2003         372,720              375,559           392,547
 2/28/2003         378,122              380,914           397,979
 3/31/2003         377,042              380,952           397,672
 4/30/2003         380,283              385,404           400,954
 5/31/2003         386,765              392,592           408,429
 6/30/2003         385,685              392,497           407,619
 7/31/2003         373,081              379,262           393,915
 8/31/2003         375,241              382,148           396,530
 9/30/2003         384,604              392,423           407,027
10/31/2003         380,643              389,653           403,231
11/30/2003         382,084              390,682           404,196
12/31/2003         385,822              394,655           408,310
 1/31/2004         388,848              397,793           411,595
 2/29/2004         393,009              401,657           416,050
 3/31/2004         395,656              404,551           419,166
 4/30/2004         385,805              394,830           408,260
 5/31/2004         383,528              392,894           406,625
 6/30/2004         385,791              394,725           408,923
 7/31/2004         389,572              398,430           412,976
 8/31/2004         396,740              405,605           420,854
 9/30/2004         398,323              406,667           421,996



 CUMULATIVE PERFORMANCE(d) INCEPTION TO SEPTEMBER 30, 2004(f)

                                    [CHART]

                  Loomis             Lipper          Lehman
                  Sayles          Intemediate       Brothers
                 Benchmark         Investment      Aggregate
               Core Bond Fund     Grade Index      Bond Index
               --------------     ------------     ----------
 4/24/1996        $250,000         $250,000         $250,000
 4/30/1996         248,500          250,000          250,000
 5/31/1996         248,252          249,621          249,492
 6/30/1996         251,255          252,524          252,843
 7/31/1996         251,507          253,234          253,535
 8/31/1996         250,501          252,977          253,110
 9/30/1996         255,260          257,195          257,521
10/31/1996         261,514          262,619          263,225
11/30/1996         267,006          267,166          267,734
12/31/1996         263,294          264,777          265,245
 1/31/1997         263,558          265,598          266,057
 2/28/1997         264,348          266,251          266,719
 3/31/1997         260,965          263,390          263,763
 4/30/1997         264,592          266,999          267,711
 5/31/1997         266,682          269,374          270,242
 6/30/1997         270,069          272,561          273,450
 7/31/1997         277,982          279,773          280,824
 8/31/1997         274,619          277,226          278,428
 9/30/1997         279,040          281,220          282,535
10/31/1997         283,198          284,603          286,633
11/30/1997         284,246          285,439          287,953
12/31/1997         287,600          288,037          290,853
 1/31/1998         291,367          291,854          294,587
 2/28/1998         290,551          291,432          294,365
 3/31/1998         291,103          292,509          295,376
 4/30/1998         292,443          293,875          296,918
 5/31/1998         295,396          296,526          299,734
 6/30/1998         298,350          298,888          302,276
 7/31/1998         298,350          299,500          302,920
 8/31/1998         299,961          303,557          307,849
 9/30/1998         309,950          310,362          315,058
10/31/1998         306,974          307,851          313,392
11/30/1998         309,400          309,386          315,171
12/31/1998         311,503          310,710          316,118
 1/31/1999         314,400          312,637          318,375
 2/28/1999         306,289          307,057          312,817
 3/31/1999         308,892          309,474          314,550
 4/30/1999         310,066          310,513          315,547
 5/31/1999         305,725          307,351          312,783
 6/30/1999         304,869          306,312          311,786
 7/31/1999         302,552          305,232          310,459
 8/31/1999         302,552          304,907          310,301
 9/30/1999         305,729          308,263          313,904
10/31/1999         306,310          308,732          315,062
11/30/1999         306,586          309,094          315,039
12/31/1999         304,838          307,673          313,520
 1/31/2000         304,228          306,579          312,493
 2/29/2000         306,693          309,908          316,273
 3/31/2000         309,146          313,733          320,439
 4/30/2000         307,600          311,790          319,522
 5/31/2000         306,062          311,224          319,375
 6/30/2000         313,438          317,814          326,019
 7/31/2000         316,510          320,527          328,979
 8/31/2000         321,416          324,972          333,747
 9/30/2000         323,248          327,125          335,845
10/31/2000         323,862          328,278          338,068
11/30/2000         327,230          333,502          343,595
12/31/2000         333,841          340,239          349,969
 1/31/2001         342,888          346,218          355,692
 2/28/2001         346,557          349,545          358,791
 3/31/2001         348,567          350,903          360,592
 4/30/2001         346,893          349,016          359,096
 5/31/2001         349,911          351,165          361,262
 6/30/2001         349,911          352,457          362,627
 7/31/2001         357,959          361,007          370,734
 8/31/2001         360,644          364,982          374,979
 9/30/2001         361,654          367,792          379,349
10/31/2001         367,332          375,289          387,287
11/30/2001         365,312          370,576          381,947
12/31/2001         362,060          368,194          379,522
 1/31/2002         363,472          370,851          382,594
 2/28/2002         365,617          374,435          386,302
 3/31/2002         360,973          367,938          379,875
 4/30/2002         366,641          374,575          387,242
 5/31/2002         369,940          377,650          390,532
 6/30/2002         370,680          377,406          393,909
 7/31/2002         373,609          378,905          398,662
 8/31/2002         380,931          386,207          405,393
 9/30/2002         386,760          390,421          411,959
10/31/2002         384,555          388,924          410,082
11/30/2002         384,555          390,773          409,973
12/31/2002         392,515          398,725          418,442
 1/31/2003         392,908          399,972          418,799
 2/28/2003         398,605          405,675          424,593
 3/31/2003         397,449          405,715          424,266
 4/30/2003         400,867          410,457          427,767
 5/31/2003         407,682          418,112          435,743
 6/30/2003         406,541          418,011          434,878
 7/31/2003         393,247          403,916          420,258
 8/31/2003         395,527          406,989          423,048
 9/30/2003         405,416          417,932          434,246
10/31/2003         401,240          414,982          430,196
11/30/2003         402,765          416,078          431,227
12/31/2003         406,712          420,310          435,615
 1/31/2004         409,884          423,652          439,120
 2/29/2004         414,270          427,767          443,873
 3/31/2004         417,045          430,848          447,197
 4/30/2004         399,571          420,496          435,562
 5/31/2004         401,809          418,434          433,818
 6/30/2004         403,818          420,384          436,269
 7/31/2004         407,937          424,330          440,594
 8/31/2004         417,319          431,971          448,998
 9/30/2004         419,891          433,102          450,217



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Performance shown for periods prior to the inception date of the Retail Class (5/1/02) represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the Retail Class. (b) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. (c) Index performance data is not available coincident with the Fund's inception and registration dates. Comparative performance is presented from the month end closest to the Fund's inception and registration dates. (d) Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees. (e) See page 9 for a description of the indexes. (f) The mountain chart is based on the Institutional Class minimum initial investment of $250,000.
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Securities issued by U.S. government agencies are not issued by, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW


LOOMIS SAYLES BOND FUND

PORTFOLIO REVIEW | The Fund significantly outperformed its benchmark, the Lehman Government/Credit Index, for the 12 months ended September 30, 2004, primarily due to the Fund's exposure to high-yield bonds. The credit cycle continued to improve throughout the year as default rates continued to decline. Investors in search of yield took advantage of this favorable environment for high-yield bonds. We maintained a slight emphasis on the lower-quality rungs of the high-yield market.

Non-dollar-denominated debt, particularly Canadian-dollar debt, which comprised more than 18% of the portfolio, also contributed to the Fund's out-performance. Continued weakness in the U.S. dollar, combined with higher oil prices, led to a stronger Canadian dollar versus the U.S. dollar. In addition, the Fund's performance benefited from exposure to the euro, the New Zealand dollar and the Norwegian krone.

In terms of industries, paper was one of the best-performing areas for the Fund. Led by such names as Georgia Pacific, Fort James and Boise Cascade, these BB-rated bonds benefited from solid demand. On the negative side, airlines were the worst performers, due to excessive debt relative to cash flow. In particular, Delta AirLine's persistent operating losses prompted us to sell the security in September.

In anticipation of higher interest rates later in 2004 and into 2005, we lowered the average maturity and duration (sensitivity to interest rate changes) of the Fund. We reduced duration from 7.14 years to 5.28 years and average maturity from 12.45 years to 9.40 years.

OUTLOOK | Because we believe interest rates will increase in the U.S., we plan to focus on sectors that aren't as susceptible to rate increases, such as investment-grade and high-yield credit, rather than Treasuries. We continue to believe corporate securities offer better return potential than Treasuries, and the credit cycle should continue to strengthen. In addition, we plan to continue investing in foreign-denominated bonds from countries with favorable economic conditions.
 KEY FUND FACTS

 OBJECTIVE | High total investment return through a combination of current income and capital appreciation

 STRATEGY | Invests primarily in investment- grade fixed-income securities, although it may invest up to 35% of assets in lower- rated fixed-income securities and up to 20% of its assets in preferred stocks.

 FUND INCEPTION DATE | 5/16/91

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/16/91; Retail: 1/2/97;
 Admin: 1/2/98

 EXPENSE RATIO | Institutional: 0.75%; Retail: 1.00%; Admin: 1.25%

 TOTAL NET ASSETS | $2,667.8 million

  [PHOTO]       [PHOTO]

Daniel Fuss Kathleen Gaffney
DANIEL FUSS KATHLEEN GAFFNEY

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                      SINCE
                                       1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
    -----------------------------------------------------------------------
    LOOMIS SAYLES BOND FUND:
      INSTITUTIONAL                    12.45%  11.13%  11.31%     11.57%
      RETAIL(c)                        12.17   10.85   11.03      11.29
      ADMIN(c)                         11.89   10.56   10.56      10.75
    LIPPER BBB RATED FUNDS INDEX(d)     5.25    7.18    7.39       7.57
    LEHMAN GOVERNMENT/ CREDIT INDEX(d)  3.33    7.74    7.76       7.73

 CUMULATIVE PERFORMANCE(e) INCEPTION TO SEPTEMBER 30, 2004(b)

                                    [CHART]

                                                               Lehman
                  Loomis Sayles      Lipper BBB Rated        Government/
                   Bond Fund           Funds Index          Credit Index
                  -------------      ----------------     -----------------
 5/16/1991          $25,000              $25,000              $25,000
 5/31/1991           24,900               25,000               25,000
 6/30/1991           24,525               24,937               24,973
 7/31/1991           25,125               25,209               25,286
 8/31/1991           26,150               25,817               25,869
 9/30/1991           26,200               26,378               26,409
10/31/1991           26,929               26,620               26,645
11/30/1991           26,649               26,834               26,911
12/31/1991           27,219               27,842               27,819
 1/31/1992           27,644               27,504               27,406
 2/29/1992           28,336               27,656               27,552
 3/31/1992           28,123               27,563               27,401
 4/30/1992           28,526               27,706               27,564
 5/31/1992           29,367               28,269               28,099
 6/30/1992           29,476               28,683               28,511
 7/31/1992           30,432               29,472               29,240
 8/31/1992           30,708               29,743               29,501
 9/30/1992           30,874               30,103               29,904
10/31/1992           30,515               29,574               29,448
11/30/1992           30,826               29,609               29,424
12/31/1992           31,108               30,100               29,928
 1/31/1993           32,189               30,757               30,579
 2/28/1993           32,819               31,483               31,213
 3/31/1993           33,480               31,678               31,319
 4/30/1993           33,990               31,915               31,560
 5/31/1993           34,538               31,991               31,543
 6/30/1993           35,269               32,710               32,259
 7/31/1993           36,126               33,015               32,465
 8/31/1993           36,776               33,784               33,211
 9/30/1993           36,838               33,882               33,326
10/31/1993           37,395               34,117               33,463
11/30/1993           37,552               33,724               33,085
12/31/1993           38,019               33,952               33,229
 1/31/1994           39,524               34,540               33,729
 2/28/1994           38,855               33,788               32,996
 3/31/1994           37,450               32,825               32,189
 4/30/1994           36,611               32,429               31,922
 5/31/1994           36,475               32,346               31,863
 6/30/1994           36,373               32,212               31,788
 7/31/1994           36,926               32,763               32,424
 8/31/1994           37,480               32,892               32,437
 9/30/1994           37,030               32,438               31,946
10/31/1994           36,860               32,334               31,910
11/30/1994           36,366               32,248               31,853
12/31/1994           36,471               32,409               32,063
 1/31/1995           37,234               32,932               32,679
 2/28/1995           38,321               33,684               33,437
 3/31/1995           39,156               33,949               33,661
 4/30/1995           40,585               34,559               34,130
 5/31/1995           42,761               36,050               35,561
 6/30/1995           43,351               36,322               35,845
 7/31/1995           43,230               36,237               35,707
 8/31/1995           44,129               36,770               36,164
 9/30/1995           45,214               37,201               36,531
10/31/1995           45,662               37,697               37,068
11/30/1995           47,032               38,315               37,678
12/31/1995           48,123               38,947               38,233
 1/31/1996           49,100               39,262               38,471
 2/29/1996           47,612               38,436               37,655
 3/31/1996           47,650               38,153               37,338
 4/30/1996           47,264               37,909               37,082
 5/31/1996           47,779               37,883               37,020
 6/30/1996           48,415               38,317               37,514
 7/31/1996           48,391               38,412               37,602
 8/31/1996           48,797               38,393               37,509
 9/30/1996           50,315               39,162               38,176
10/31/1996           51,995               40,102               39,067
11/30/1996           54,018               40,996               39,786
12/31/1996           53,072               40,599               39,343
 1/31/1997           53,030               40,728               39,389
 2/28/1997           53,804               40,960               39,473
 3/31/1997           52,949               40,328               39,003
 4/30/1997           53,637               40,924               39,574
 5/31/1997           54,817               41,392               39,943
 6/30/1997           56,040               42,009               40,423
 7/31/1997           58,920               43,462               41,659
 8/31/1997           57,630               42,886               41,192
 9/30/1997           59,497               43,641               41,839
10/31/1997           59,295               44,084               42,510
11/30/1997           59,609               44,299               42,733
12/31/1997           59,805               44,775               43,182
 1/31/1998           60,553               45,346               43,790
 2/28/1998           61,207               45,329               43,701
 3/31/1998           62,095               45,560               43,836
 4/30/1998           62,331               45,755               44,056
 5/31/1998           62,331               46,146               44,530
 6/30/1998           62,380               46,485               44,983
 7/31/1998           61,713               46,448               45,019
 8/31/1998           57,282               46,111               45,899
 9/30/1998           59,258               47,061               47,211
10/31/1998           59,086               46,481               46,878
11/30/1998           62,696               47,340               47,157
12/31/1998           62,621               47,458               47,272
 1/31/1999           63,773               47,871               47,608
 2/28/1999           62,619               46,835               46,477
 3/31/1999           64,873               47,357               46,707
 4/30/1999           67,112               47,697               46,823
 5/31/1999           65,561               47,053               46,340
 6/30/1999           65,135               46,806               46,196
 7/31/1999           64,145               46,570               46,068
 8/31/1999           63,549               46,398               46,031
 9/30/1999           63,765               46,796               46,446
10/31/1999           63,816               46,888               46,566
11/30/1999           64,428               47,002               46,540
12/31/1999           65,446               46,926               46,257
 1/31/2000           65,335               46,788               46,244
 2/29/2000           67,321               47,364               46,824
 3/31/2000           68,230               47,800               47,501
 4/30/2000           66,388               47,220               47,269
 5/31/2000           65,465               46,861               47,226
 6/30/2000           67,547               48,047               48,190
 7/31/2000           67,837               48,253               48,701
 8/31/2000           69,370               49,133               49,388
 9/30/2000           68,073               49,273               49,574
10/31/2000           66,303               49,114               49,885
11/30/2000           66,005               49,569               50,738
12/31/2000           68,302               50,607               51,739
 1/31/2001           70,276               51,831               52,607
 2/28/2001           70,458               52,343               53,150
 3/31/2001           68,598               52,310               53,394
 4/30/2001           67,775               52,023               52,994
 5/31/2001           68,656               52,493               53,299
 6/30/2001           68,231               52,554               53,554
 7/31/2001           69,329               53,746               54,889
 8/31/2001           70,681               54,391               55,593
 9/30/2001           68,271               53,926               56,105
10/31/2001           69,978               55,069               57,528
11/30/2001           70,572               54,713               56,584
12/31/2001           70,114               54,379               56,138
 1/31/2002           70,654               54,676               56,551
 2/28/2002           71,056               54,937               57,031
 3/31/2002           71,014               54,217               55,874
 4/30/2002           72,860               55,047               56,956
 5/31/2002           74,230               55,482               57,482
 6/30/2002           73,324               55,221               57,970
 7/31/2002           71,161               54,944               58,669
 8/31/2002           73,951               56,055               59,984
 9/30/2002           73,411               56,560               61,274
10/31/2002           74,409               56,156               60,689
11/30/2002           76,827               56,966               60,725
12/31/2002           79,478               58,292               62,334
 1/31/2003           81,862               58,678               62,332
 2/28/2003           83,958               59,665               63,442
 3/31/2003           84,890               59,768               63,359
 4/30/2003           88,786               60,974               64,036
 5/31/2003           93,128               62,571               65,856
 6/30/2003           94,301               62,652               65,593
 7/31/2003           90,718               60,517               62,843
 8/31/2003           91,616               60,995               63,258
 9/30/2003           96,124               62,873               65,261
10/31/2003           97,335               62,624               64,435
11/30/2003           99,612               63,054               64,606
12/31/2003          102,661               63,973               65,244
 1/31/2004          103,667               64,555               65,836
 2/29/2004          103,978               65,126               66,642
 3/31/2004          105,028               65,573               67,253
 4/30/2004          101,131               63,903               65,189
 5/31/2004           99,887               63,417               64,855
 6/30/2004          101,326               63,791               65,122
 7/31/2004          102,511               64,458               65,810
 8/31/2004          105,443               65,767               67,202
 9/30/2004          108,089               66,175               67,437


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Inception date of the Institutional, Retail and Admin Classes of shares are May 16, 1991, December 31, 1996 and January 2, 1998, respectively. (b) The mountain chart is based on the initial investment minimum of $25,000 for the Institutional Class. (c) Performance shown for periods prior to the inception date of the Retail Class and the Admin Class represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (d) See page 9 for a description of the indexes. Index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (e) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower, due to higher fees.
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW


LOOMIS SAYLES FIXED INCOME FUND

PORTFOLIO REVIEW | The Fund significantly outperformed its benchmark, the Lehman Government/Credit Index, during the 12 months ended September 30, 2004, primarily due to the Fund's exposure to high-yield bonds. The credit cycle continued to improve throughout the year as default rates continued to decline. Investors in search of yield took advantage of this favorable environment for high-yield bonds. We maintained a slight emphasis on the lower-quality rungs of the high- yield market.

Non-dollar-denominated debt, particularly Canadian-dollar debt, which comprised more than 18% of the portfolio, also contributed to the Fund's outperformance. Continued weakness in the U.S. dollar, combined with higher oil prices, led to a stronger Canadian dollar versus the U.S. dollar. In addition, the Fund's performance benefited from exposure to the euro, the New Zealand dollar and the Norwegian krone.

In terms of industries, paper was one of the best-performing areas for the Fund. Led by such names as Georgia Pacific, Fort James and Boise Cascade, these BB-rated bonds benefited from solid demand. On the negative side, airlines were the worst performers, due to excessive debt relative to cash flow. In particular, Delta AirLine's persistent operating losses prompted us to sell the security in September.

In anticipation of higher interest rates later in 2004 and into 2005, we lowered the average maturity and duration (sensitivity to interest rate changes) of the Fund. We reduced duration from 7.15 years to 6.34 years and average maturity from 13.00 years to 11.68 years.

OUTLOOK | Because we expect interest rates to increase in the U.S., we plan to focus on sectors that aren't as susceptible to rate increases, such as investment-grade and high-yield credit, rather than Treasuries. We continue to believe corporate securities offer better return potential than Treasuries, and the credit cycle should continue to strengthen. In addition, we plan to continue investing in foreign-denominated bonds from countries with favorable economic conditions.
 KEY FUND FACTS

 OBJECTIVE | High total investment return through a combination of current income and capital appreciation

 STRATEGY | Invests primarily in fixed- income securities, may invest up to 35% of its assets in lower-rated fixed-income securities and up to 20% of its assets in preferred stocks

 FUND INCEPTION DATE | 1/17/95

 FUND REGISTRATION DATE | 3/7/97

 EXPENSE RATIO | 0.65%

 TOTAL NET ASSETS | $358.7 million
  [PHOTO]

Daniel Fuss
DANIEL FUSS

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                             SINCE        SINCE
                                    1 YEAR 5 YEARS REGISTRATION(a) INCEPTION(a)
 ------------------------------------------------------------------------------
 LOOMIS SAYLES FIXED INCOME FUND    12.56%  11.20%      9.60%         11.37%
 LIPPER BBB RATED FUNDS INDEX(b)     5.25    7.18       6.53           7.49
 LEHMAN GOVERNMENT/ CREDIT INDEX(b)  3.33    7.74       7.32           7.78

 CUMULATIVE PERFORMANCE REGISTRATION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

              Loomis Sayles Fixed    Lipper BBB Rated         Lehman
                  Income Fund           Funds Index    Government/Credit Index
              -------------------    ----------------    -----------------
  3/7/1997         $3,000,000            $3,000,000         $3,000,000
 3/31/1997          2,973,000             2,953,678          2,964,347
 4/30/1997          3,004,810             2,997,311          3,007,699
 5/31/1997          3,078,217             3,031,640          3,035,766
 6/30/1997          3,144,284             3,076,838          3,072,204
 7/31/1997          3,287,715             3,183,224          3,166,196
 8/31/1997          3,222,908             3,141,058          3,130,654
 9/30/1997          3,317,626             3,196,312          3,179,874
10/31/1997          3,325,104             3,228,775          3,230,813
11/30/1997          3,350,030             3,244,554          3,247,817
12/31/1997          3,351,865             3,279,365          3,281,901
 1/31/1998          3,391,800             3,321,218          3,328,168
 2/28/1998          3,421,085             3,320,000          3,321,403
 3/31/1998          3,471,669             3,336,851          3,331,643
 4/30/1998          3,484,981             3,351,142          3,348,386
 5/31/1998          3,487,643             3,379,801          3,384,376
 6/30/1998          3,490,306             3,404,600          3,418,796
 7/31/1998          3,460,085             3,401,952          3,421,524
 8/31/1998          3,224,595             3,377,229          3,488,383
 9/30/1998          3,336,988             3,446,853          3,588,130
10/31/1998          3,302,200             3,404,340          3,562,792
11/30/1998          3,478,817             3,467,282          3,584,019
12/31/1998          3,475,914             3,475,903          3,592,802
 1/31/1999          3,534,333             3,506,149          3,618,327
 2/28/1999          3,464,230             3,430,289          3,532,333
 3/31/1999          3,578,147             3,468,512          3,549,861
 4/30/1999          3,689,142             3,493,388          3,558,681
 5/31/1999          3,607,356             3,446,257          3,521,944
 6/30/1999          3,586,909             3,428,157          3,510,956
 7/31/1999          3,534,333             3,410,857          3,501,240
 8/31/1999          3,505,123             3,398,236          3,498,437
 9/30/1999          3,531,412             3,427,440          3,529,979
10/31/1999          3,540,174             3,434,173          3,539,135
11/30/1999          3,563,542             3,442,484          3,537,154
12/31/1999          3,606,315             3,436,926          3,515,628
 1/31/2000          3,593,793             3,426,846          3,514,656
 2/29/2000          3,703,360             3,468,999          3,558,718
 3/31/2000          3,744,056             3,500,964          3,610,143
 4/30/2000          3,643,880             3,458,490          3,592,540
 5/31/2000          3,587,532             3,432,181          3,589,289
 6/30/2000          3,700,229             3,519,026          3,662,576
 7/31/2000          3,719,012             3,534,106          3,701,369
 8/31/2000          3,794,144             3,598,576          3,753,616
 9/30/2000          3,740,925             3,608,822          3,767,742
10/31/2000          3,647,011             3,597,158          3,791,362
11/30/2000          3,628,228             3,630,502          3,856,203
12/31/2000          3,744,764             3,706,526          3,932,293
 1/31/2001          3,880,199             3,796,186          3,998,256
 2/28/2001          3,886,971             3,833,677          4,039,515
 3/31/2001          3,795,552             3,831,290          4,058,052
 4/30/2001          3,751,536             3,810,278          4,027,631
 5/31/2001          3,819,253             3,844,647          4,050,802
 6/30/2001          3,802,324             3,849,140          4,070,235
 7/31/2001          3,876,813             3,936,445          4,171,664
 8/31/2001          3,947,916             3,983,648          4,225,219
 9/30/2001          3,802,324             3,949,606          4,264,086
10/31/2001          3,903,900             4,033,352          4,372,280
11/30/2001          3,951,302             4,007,245          4,300,525
12/31/2001          3,920,736             3,982,774          4,266,628
 1/31/2002          3,946,677             4,004,551          4,297,983
 2/28/2002          3,961,500             4,023,698          4,334,459
 3/31/2002          3,976,323             3,970,945          4,246,521
 4/30/2002          4,091,203             4,031,699          4,328,778
 5/31/2002          4,146,790             4,063,576          4,368,729
 6/30/2002          4,083,791             4,044,471          4,405,877
 7/31/2002          3,972,617             4,024,217          4,458,946
 8/31/2002          4,117,143             4,105,564          4,558,918
 9/30/2002          4,057,851             4,142,537          4,656,983
10/31/2002          4,087,497             4,112,979          4,612,473
11/30/2002          4,235,729             4,172,245          4,615,201
12/31/2002          4,372,299             4,269,378          4,737,483
 1/31/2003          4,493,192             4,297,661          4,737,334
 2/28/2003          4,606,025             4,369,988          4,821,721
 3/31/2003          4,654,383             4,377,472          4,815,442
 4/30/2003          4,904,228             4,465,808          4,866,904
 5/31/2003          5,170,193             4,582,770          5,005,220
 6/30/2003          5,238,699             4,588,720          4,985,188
 7/31/2003          5,029,151             4,432,351          4,776,201
 8/31/2003          5,085,568             4,467,340          4,807,706
 9/30/2003          5,335,413             4,604,916          4,959,999
10/31/2003          5,387,800             4,586,679          4,897,214
11/30/2003          5,520,783             4,618,189          4,910,219
12/31/2003          5,690,714             4,685,504          4,958,654
 1/31/2004          5,738,136             4,728,143          5,003,688
 2/29/2004          5,764,003             4,769,917          5,064,904
 3/31/2004          5,824,359             4,802,695          5,111,395
 4/30/2004          5,578,571             4,680,325          4,954,468
 5/31/2004          5,518,323             4,644,737          4,929,092
 6/30/2004          5,599,994             4,672,147          4,949,386
 7/31/2004          5,673,354             4,720,979          5,001,670
 8/31/2004          5,845,824             4,816,889          5,107,509
 9/30/2004          6,005,596             4,846,745          5,125,373


 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

               Loomis Sayles Fixed    Lipper BBB Rated          Lehman
                  Income Fund            Funds Index    Government/Credit Index
               -------------------    ----------------     -----------------
 1/17/1995         $3,000,000             $3,000,000           $3,000,000
 1/31/1995          3,027,000              3,000,000            3,000,000
 2/28/1995          3,096,016              3,068,543            3,069,564
 3/31/1995          3,149,886              3,092,644            3,090,149
 4/30/1995          3,242,808              3,148,254            3,133,259
 5/31/1995          3,413,704              3,284,046            3,264,577
 6/30/1995          3,464,568              3,308,853            3,290,669
 7/31/1995          3,461,450              3,301,093            3,277,984
 8/31/1995          3,530,333              3,349,649            3,319,921
 9/30/1995          3,629,182              3,388,917            3,353,642
10/31/1995          3,641,158              3,434,063            3,402,892
11/30/1995          3,731,095              3,490,379            3,458,913
12/31/1995          3,806,090              3,547,988            3,509,879
 1/31/1996          3,897,817              3,576,674            3,531,727
 2/29/1996          3,787,119              3,501,430            3,456,792
 3/31/1996          3,768,183              3,475,600            3,427,765
 4/30/1996          3,733,516              3,453,413            3,404,246
 5/31/1996          3,768,238              3,451,048            3,398,513
 6/30/1996          3,815,717              3,490,593            3,443,881
 7/31/1996          3,809,231              3,499,241            3,451,916
 8/31/1996          3,859,894              3,497,505            3,443,430
 9/30/1996          3,979,936              3,567,498            3,504,642
10/31/1996          4,106,896              3,653,128            3,586,439
11/30/1996          4,262,548              3,734,576            3,652,482
12/31/1996          4,195,199              3,698,449            3,611,764
 1/31/1997          4,209,043              3,710,200            3,616,053
 2/28/1997          4,267,970              3,731,364            3,623,682
 3/31/1997          4,219,315              3,673,749            3,580,616
 4/30/1997          4,264,462              3,728,019            3,632,981
 5/31/1997          4,368,515              3,770,718            3,666,882
 6/30/1997          4,462,438              3,826,934            3,710,896
 7/31/1997          4,665,925              3,959,255            3,824,428
 8/31/1997          4,574,006              3,906,810            3,781,498
 9/30/1997          4,708,482              3,975,534            3,840,950
10/31/1997          4,719,312              4,015,911            3,902,478
11/30/1997          4,754,706              4,035,537            3,923,018
12/31/1997          4,757,084              4,078,834            3,964,187
 1/31/1998          4,813,693              4,130,891            4,020,073
 2/28/1998          4,855,091              4,129,376            4,011,902
 3/31/1998          4,926,946              4,150,335            4,024,271
 4/30/1998          4,945,669              4,168,110            4,044,495
 5/31/1998          4,949,625              4,203,756            4,087,967
 6/30/1998          4,953,585              4,234,601            4,129,542
 7/31/1998          4,910,489              4,231,308            4,132,838
 8/31/1998          4,576,084              4,200,557            4,213,597
 9/30/1998          4,735,790              4,287,155            4,334,081
10/31/1998          4,686,537              4,234,277            4,303,474
11/30/1998          4,937,267              4,312,564            4,329,115
12/31/1998          4,933,317              4,323,287            4,339,723
 1/31/1999          5,016,197              4,360,906            4,370,555
 2/28/1999          4,916,876              4,266,552            4,266,684
 3/31/1999          5,078,642              4,314,095            4,287,855
 4/30/1999          5,236,079              4,345,035            4,298,509
 5/31/1999          5,119,839              4,286,414            4,254,134
 6/30/1999          5,090,655              4,263,900            4,240,863
 7/31/1999          5,015,823              4,242,383            4,229,126
 8/31/1999          4,974,191              4,226,685            4,225,740
 9/30/1999          5,011,498              4,263,008            4,263,840
10/31/1999          5,024,027              4,271,382            4,274,900
11/30/1999          5,057,185              4,281,720            4,272,508
12/31/1999          5,117,871              4,274,806            4,246,506
 1/31/2000          5,099,959              4,262,269            4,245,332
 2/29/2000          5,255,508              4,314,699            4,298,555
 3/31/2000          5,313,318              4,354,457            4,360,670
 4/30/2000          5,170,921              4,301,627            4,339,408
 5/31/2000          5,090,772              4,268,904            4,335,481
 6/30/2000          5,250,622              4,376,922            4,424,004
 7/31/2000          5,277,400              4,395,678            4,470,862
 8/31/2000          5,384,004              4,475,865            4,533,970
 9/30/2000          5,308,628              4,488,608            4,551,034
10/31/2000          5,175,381              4,474,101            4,579,563
11/30/2000          5,148,469              4,515,574            4,657,885
12/31/2000          5,313,735              4,610,131            4,749,794
 1/31/2001          5,506,092              4,721,649            4,829,469
 2/28/2001          5,515,453              4,768,280            4,879,306
 3/31/2001          5,385,840              4,765,312            4,901,696
 4/30/2001          5,323,364              4,739,177            4,864,951
 5/31/2001          5,419,717              4,781,924            4,892,939
 6/30/2001          5,395,870              4,787,513            4,916,413
 7/31/2001          5,501,629              4,896,102            5,038,928
 8/31/2001          5,602,309              4,954,812            5,103,617
 9/30/2001          5,395,584              4,912,471            5,150,564
10/31/2001          5,539,646              5,016,634            5,281,250
11/30/2001          5,606,676              4,984,162            5,194,578
12/31/2001          5,563,504              4,953,725            5,153,634
 1/31/2002          5,600,223              4,980,811            5,191,508
 2/28/2002          5,621,504              5,004,626            5,235,566
 3/31/2002          5,642,304              4,939,012            5,129,347
 4/30/2002          5,805,366              5,014,577            5,228,705
 5/31/2002          5,884,319              5,054,226            5,276,962
 6/30/2002          5,794,878              5,030,464            5,321,833
 7/31/2002          5,637,257              5,005,272            5,385,934
 8/31/2002          5,842,453              5,106,450            5,506,689
 9/30/2002          5,758,322              5,152,437            5,625,142
10/31/2002          5,800,357              5,115,672            5,571,378
11/30/2002          6,010,910              5,189,387            5,574,673
12/31/2002          6,204,462              5,310,199            5,722,378
 1/31/2003          6,375,705              5,345,378            5,722,197
 2/28/2003          6,535,735              5,435,337            5,824,128
 3/31/2003          6,604,360              5,444,646            5,816,544
 4/30/2003          6,959,014              5,554,517            5,878,704
 5/31/2003          7,336,193              5,699,993            6,045,775
 6/30/2003          7,433,764              5,707,393            6,021,579
 7/31/2003          7,136,414              5,512,903            5,769,145
 8/31/2003          7,216,342              5,556,422            5,807,199
 9/30/2003          7,570,664              5,727,537            5,991,153
10/31/2003          7,644,857              5,704,854            5,915,314
11/30/2003          7,833,684              5,744,045            5,931,024
12/31/2003          8,074,962              5,827,772            5,989,528
 1/31/2004          8,141,984              5,880,805            6,043,924
 2/29/2004          8,178,623              5,932,764            6,117,866
 3/31/2004          8,264,499              5,973,533            6,174,023
 4/30/2004          7,915,737              5,821,330            5,984,472
 5/31/2004          7,830,247              5,777,066            5,953,820
 6/30/2004          7,946,134              5,811,159            5,978,332
 7/31/2004          8,050,229              5,871,895            6,041,486
 8/31/2004          8,294,956              5,991,186            6,169,328
 9/30/2004          8,524,478              6,028,321            6,190,906

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 9 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW


LOOMIS SAYLES GLOBAL BOND FUND

PORTFOLIO REVIEW | The Fund outperformed its benchmark, the Lehman Global Aggregate Index for the 12 months ended September 30, 2004. The Fund experienced strong gains in the fourth quarter of 2003 and third quarter of 2004, interrupted by significant declines in the second quarter of 2004. Positive factors included individual security selection, country selection, and currency selection. The largest negative factor was the short portfolio duration relative to the index.

The portfolio had more than 30 individual holdings that enjoyed double digit returns at the individual security level (in local currency terms) while only one security, the Dominican Republic (U.S. dollar pay) suffered double-digit negative returns. The security was sold in December 2003. In particular, the purchase in May of a number of emerging market debt securities during the market's sell-off accounted for the strongest single bond gains in the portfolio. Winners included PDVSA Finance, Endesa, Republic of Brazil, and IMC Global.

The portfolio's currency strategy boosted excess returns relative to the benchmark, as the portfolio was overweight five currencies that recorded returns greater than 10%.

Within local markets, the managers have maintained a defensive duration strategy (sensitivity to interest rate changes), which cost the Fund a small amount of performance relative to its benchmark.

OUTLOOK | Looking ahead, our portfolio strategy must respond to a confusing macro picture, low nominal and real yields, tight spreads for credit and largely directionless major currency markets. In response, we are maintaining our modest U.S. dollar underweight, because the current account and budget deficits suggest a potentially weaker dollar at some point. We continue to use corporates and emerging market debt for added income and exposure to upgrade candidates. Nevertheless, we are not spending our "quality budget" as aggressively as we would if spreads were wider.

 KEY FUND FACTS

 OBJECTIVE | High total investment return through a combination of high current income and capital appreciation

 STRATEGY | Invests primarily in investment- grade fixed-income securities worldwide, although it may invest up to 20% of assets in lower-rated fixed-income securities

 FUND INCEPTION DATE | 5/10/91

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/10/91; Retail: 1/2/97

 EXPENSE RATIO | Institutional: 0.80%; Retail: 1.04%

 TOTAL NET ASSETS | $701.5 million

  [PHOTO]      [PHOTO]

Ken Buntrock David Rolley
KEN BUNTROCK DAVID ROLLEY

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                       SINCE
                                        1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
    ------------------------------------------------------------------------
    LOOMIS SAYLES GLOBAL BOND FUND:
      INSTITUTIONAL                      8.63%  9.44%   10.34%      9.20%
      RETAIL(b)                          8.36   9.18    10.12       9.05
    LIPPER GLOBAL INCOME FUNDS INDEX(c)  6.08   6.65     6.64       6.55
    LEHMAN GLOBAL AGGREGATE INDEX(c)     6.52   6.72     7.10       7.56

 CUMULATIVE PERFORMANCE(d) INCEPTION TO SEPTEMBER 30, 2004(e)

                                    [CHART]

               Loomis         Lipper            Lehman
            Sayles Global  Global Income    Global Aggregate
             Bond Fund      Funds Index        Bond Index
            -------------  --------------   ----------------
 5/10/1991    $250,000        $250,000          $250,000
 5/31/1991     250,000         251,066           250,774
 6/30/1991     239,000         246,761           248,717
 7/31/1991     246,500         250,533           253,408
 8/31/1991     250,000         254,203           258,608
 9/30/1991     263,250         262,445           267,105
10/31/1991     264,522         265,274           270,291
11/30/1991     270,551         265,561           273,610
12/31/1991     292,182         274,664           285,582
 1/31/1992     281,656         270,112           281,156
 2/29/1992     279,345         271,363           281,156
 3/31/1992     277,804         269,907           278,744
 4/30/1992     280,366         271,958           280,558
 5/31/1992     290,088         277,657           288,502
 6/30/1992     301,124         281,819           295,074
 7/31/1992     308,778         286,678           301,137
 8/31/1992     305,556         288,523           307,532
 9/30/1992     296,159         285,099           308,617
10/31/1992     299,887         284,669           301,691
11/30/1992     293,296         281,798           298,836
12/31/1992     294,648         284,341           302,133
 1/31/1993     295,219         288,134           307,333
 2/28/1993     301,500         294,756           312,179
 3/31/1993     308,923         297,769           315,565
 4/30/1993     318,372         301,398           320,101
 5/31/1993     320,394         304,699           322,269
 6/30/1993     309,705         308,615           323,929
 7/31/1993     306,224         312,203           324,040
 8/31/1993     322,493         319,686           332,293
 9/30/1993     329,757         319,460           335,170
10/31/1993     335,557         323,766           335,502
11/30/1993     332,348         321,654           332,515
12/31/1993     337,705         328,768           335,612
 1/31/1994     344,117         332,807           339,595
 2/28/1994     334,041         321,613           335,325
 3/31/1994     325,186         311,608           331,253
 4/30/1994     323,057         309,189           330,457
 5/31/1994     315,940         306,954           328,598
 6/30/1994     304,800         304,330           330,811
 7/31/1994     306,702         306,790           335,612
 8/31/1994     305,446         306,852           335,214
 9/30/1994     303,876         307,672           334,683
10/31/1994     304,818         310,665           338,201
11/30/1994     308,598         309,312           334,816
12/31/1994     308,289         305,089           336,387
 1/31/1995     306,409         305,519           343,424
 2/28/1995     305,796         309,804           351,898
 3/31/1995     299,191         317,841           363,670
 4/30/1995     312,684         325,509           369,357
 5/31/1995     331,508         336,272           380,731
 6/30/1995     327,729         336,006           383,342
 7/31/1995     336,512         338,548           385,134
 8/31/1995     347,482         337,318           380,443
 9/30/1995     354,397         342,956           387,502
10/31/1995     358,473         346,113           392,127
11/30/1995     373,529         352,038           396,796
12/31/1995     381,933         359,234           402,527
 1/31/1996     390,985         363,437           400,978
 2/29/1996     382,930         357,081           397,327
 3/31/1996     384,960         357,370           396,110
 4/30/1996     392,351         360,428           394,273
 5/31/1996     394,705         361,462           394,649
 6/30/1996     403,744         364,980           399,296
 7/31/1996     403,058         368,718           404,496
 8/31/1996     407,411         372,074           405,293
 9/30/1996     419,755         379,145           409,718
10/31/1996     429,871         386,822           418,680
11/30/1996     443,369         396,235           425,230
12/31/1996     439,290         395,240           422,287
 1/31/1997     433,975         391,862           415,472
 2/28/1997     441,092         392,152           413,524
 3/31/1997     437,166         387,279           409,652
 4/30/1997     435,024         388,396           410,581
 5/31/1997     444,986         393,965           417,861
 6/30/1997     454,954         398,752           422,376
 7/31/1997     459,913         402,103           424,323
 8/31/1997     454,578         400,058           423,349
 9/30/1997     463,806         408,578           431,935
10/31/1997     457,405         408,160           439,790
11/30/1997     455,987         408,188           437,400
12/31/1997     449,421         409,529           438,263
 1/31/1998     459,309         412,561           442,423
 2/28/1998     468,035         416,102           444,857
 3/31/1998     462,700         417,855           443,707
 4/30/1998     468,761         421,175           449,217
 5/31/1998     467,261         420,675           452,359
 6/30/1998     457,776         419,410           453,222
 7/31/1998     461,941         421,237           455,899
 8/31/1998     434,595         406,117           465,458
 9/30/1998     453,195         422,772           487,498
10/31/1998     479,027         426,377           493,738
11/30/1998     498,763         430,879           490,750
12/31/1998     496,968         435,448           498,340
 1/31/1999     506,808         436,374           496,371
 2/28/1999     499,814         425,180           481,612
 3/31/1999     516,258         428,577           482,253
 4/30/1999     536,392         432,467           481,767
 5/31/1999     523,250         423,828           474,752
 6/30/1999     517,494         419,835           467,870
 7/31/1999     519,978         421,319           475,062
 8/31/1999     513,842         420,446           474,309
 9/30/1999     517,542         424,241           480,151
10/31/1999     515,472         423,671           479,421
11/30/1999     511,812         421,485           474,177
12/31/1999     515,958         423,495           472,561
 1/31/2000     502,904         416,554           464,485
 2/29/2000     505,620         420,018           463,622
 3/31/2000     511,485         425,040           472,893
 4/30/2000     493,481         416,976           461,343
 5/31/2000     494,813         416,803           463,467
 6/30/2000     507,876         425,915           475,217
 7/31/2000     502,493         424,616           470,481
 8/31/2000     497,116         424,368           468,401
 9/30/2000     491,697         423,763           469,729
10/31/2000     476,406         419,545           465,923
11/30/2000     485,076         425,645           473,933
12/31/2000     514,229         441,175           487,564
 1/31/2001     522,354         445,650           489,910
 2/28/2001     521,884         444,968           490,728
 3/31/2001     509,463         439,889           480,660
 4/30/2001     508,037         437,773           480,085
 5/31/2001     499,451         438,319           480,992
 6/30/2001     505,644         438,514           477,607
 7/31/2001     517,122         445,166           488,560
 8/31/2001     540,082         454,635           503,275
 9/30/2001     529,551         452,898           507,169
10/31/2001     543,425         461,907           511,750
11/30/2001     547,229         456,941           505,797
12/31/2001     540,553         452,193           495,242
 1/31/2002     535,796         451,313           490,795
 2/28/2002     542,011         453,038           494,092
 3/31/2002     543,420         450,254           491,171
 4/30/2002     562,549         459,768           505,709
 5/31/2002     577,344         466,122           517,038
 6/30/2002     593,567         473,334           535,050
 7/31/2002     586,385         472,742           539,852
 8/31/2002     599,285         480,889           548,659
 9/30/2002     605,997         485,188           554,722
10/31/2002     606,482         484,526           553,151
11/30/2002     618,915         487,318           554,589
12/31/2002     650,789         505,008           577,071
 1/31/2003     668,816         511,351           583,555
 2/28/2003     679,317         519,208           591,100
 3/31/2003     683,325         521,022           592,583
 4/30/2003     703,893         530,643           600,195
 5/31/2003     742,466         550,233           621,526
 6/30/2003     736,452         546,477           614,777
 7/31/2003     708,393         530,437           596,875
 8/31/2003     703,859         529,478           595,504
 9/30/2003     747,921         551,861           624,115
10/31/2003     742,386         548,563           620,641
11/30/2003     759,387         554,250           628,739
12/31/2003     788,927         571,725           649,274
 1/31/2004     790,978         574,490           651,686
 2/29/2004     799,837         577,152           655,049
 3/31/2004     805,596         583,736           662,307
 4/30/2004     775,870         564,413           638,100
 5/31/2004     778,973         565,081           641,264
 6/30/2004     779,518         566,526           643,100
 7/31/2004     782,091         568,101           642,968
 8/31/2004     800,861         579,237           657,041
 9/30/2004     812,644         585,425           664,786


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes of shares. (c) See page 9 for a description of the indexes.
(d) Performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees. (e) The mountain chart is based on the Institutional Class minimum initial investment of $250,000.
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of these securities and that of the Fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

PORTFOLIO REVIEW | The Fund outperformed its benchmark, the Lehman High Yield Index, for the 12 months ended September 30, 2004, primarily due to our allocations to emerging market securities and convertible bonds. In addition, strong security selection in the high yield sector contributed to excess performance.

Although the emerging markets sector struggled from a sell-off in April and May, the subsequent price declines on emerging market securities presented a good opportunity to reallocate our positions. Through the first nine months of 2004, the emerging markets sector offered the strongest fixed-income performance. Convertible securities also posted solid returns, particularly "busted" convertibles--a convertible security that is trading well below its conversion value--in the technology sector, which performed well as the underlying securities faced credit upgrades.

The Fund's high-yield bonds benefited from continued improvement in credit fundamentals and solid market technical factors. Investors continued to chase yield from lower-rated bonds, which created enough demand to absorb the high level of new issuance in the market. Our positions in the basic materials, energy and building materials sectors advanced strongly, as the recovery in global economic growth boosted demand. On the other hand, the Fund's airline securities suffered under heavy debt loads, persistent operating losses and rising oil prices.

OUTLOOK | We believe the bond market faces a period of transition from an environment of declining yields to one with secular upward pressure on yields. In our opinion, the Federal Reserve Board may pause its cycle of rate hikes in the coming months and evaluate mixed economic data and geopolitical developments. In the short term, this should support the bond market's current levels. Longer term, we believe inflation may rise, placing pressure on Treasuries. We remain comfortable investing in the lower-quality areas of the market, given the solid backdrop of positive credit trends. We expect to continue looking for opportunities in the BB-rated segment and will add to our allocation when we find value.
 KEY FUND FACTS

 OBJECTIVE | High total investment return through a combination of current income and capital appreciation

 STRATEGY | Invests in primarily lower-rated fixed-income securities and other securities that are expected to produce a relatively high level of income (including income-producing preferred and common stocks)

 FUND INCEPTION DATE | 6/5/96

 FUND REGISTRATION DATE | 3/7/97

 EXPENSE RATIO | 0.75%

 TOTAL NET ASSETS | $97.1 million
[PHOTO]

Daniel Fuss
DANIEL FUSS
 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                  SINCE        SINCE
                                         1 YEAR 5 YEARS REGISTRATION(a) INCEPTION(a)
------------------------------------------------------------------------------------
LOOMIS SAYLES INSTITUTIONAL
HIGH INCOME FUND                         18.10%  9.70%       7.41%          7.58%
LIPPER HIGH YIELD BOND FUNDS INDEX(b)    11.62   3.57        3.92           4.91
MERRILL LYNCH U.S. HIGH YIELD MASTER CPO
INDEX(b)                                 12.23   6.61        6.25           7.01
LEHMAN HIGH YIELD INDEX(b)               12.55   6.36        5.81           6.65

 CUMULATIVE PERFORMANCE REGISTRATION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

                Loomis Sayles                               Merrill Lynch           Lehman
                Institutional     Lipper High Yield        U.S. High Yield        High Yield
              High Income Fund     Bond Funds Index        Master CPO Index          Index
              ----------------     ----------------        ----------------     --------------
  3/7/1997       $3,000,000           $3,000,000              $3,000,000          $3,000,000
 3/31/1997        2,961,300            2,966,681               2,935,019           2,956,675
 4/30/1997        2,999,952            3,000,446               2,960,015           2,985,600
 5/31/1997        3,089,147            3,060,914               3,038,341           3,051,777
 6/30/1997        3,148,611            3,107,516               3,090,391           3,094,100
 7/31/1997        3,306,190            3,182,090               3,172,824           3,179,060
 8/31/1997        3,303,217            3,176,523               3,180,038           3,171,860
 9/30/1997        3,404,306            3,229,138               3,257,060           3,234,719
10/31/1997        3,303,217            3,250,568               3,244,290           3,237,599
11/30/1997        3,318,083            3,281,334               3,267,845           3,268,527
12/31/1997        3,287,773            3,312,470               3,306,367           3,297,202
 1/31/1998        3,333,619            3,361,804               3,370,604           3,356,554
 2/28/1998        3,399,112            3,375,677               3,402,372           3,376,213
 3/31/1998        3,507,176            3,404,768               3,451,685           3,407,893
 4/30/1998        3,497,352            3,420,940               3,462,458           3,421,354
 5/31/1998        3,402,387            3,444,759               3,458,631           3,433,249
 6/30/1998        3,323,795            3,461,817               3,464,701           3,445,583
 7/31/1998        3,283,317            3,481,559               3,488,336           3,465,180
 8/31/1998        2,784,543            3,331,327               3,222,514           3,273,974
 9/30/1998        2,777,937            3,337,971               3,203,193           3,288,812
10/31/1998        2,774,634            3,283,132               3,130,474           3,221,383
11/30/1998        3,042,188            3,432,665               3,314,300           3,355,052
12/31/1998        2,996,069            3,433,804               3,303,951           3,358,746
 1/31/1999        3,069,426            3,467,755               3,363,790           3,408,645
 2/28/1999        3,050,122            3,441,307               3,350,254           3,388,547
 3/31/1999        3,192,975            3,470,961               3,409,321           3,420,853
 4/30/1999        3,393,743            3,525,250               3,497,486           3,487,155
 5/31/1999        3,297,220            3,500,800               3,431,058           3,439,949
 6/30/1999        3,347,412            3,494,230               3,431,561           3,432,623
 7/31/1999        3,320,385            3,499,379               3,432,623           3,446,397
 8/31/1999        3,250,889            3,465,229               3,397,795           3,408,331
 9/30/1999        3,243,167            3,450,553               3,371,317           3,383,789
10/31/1999        3,320,385            3,430,351               3,361,592           3,361,313
11/30/1999        3,397,604            3,469,608               3,420,818           3,400,568
12/31/1999        3,475,165            3,487,812               3,461,999           3,439,072
 1/31/2000        3,462,294            3,470,493               3,444,984           3,424,234
 2/29/2000        3,569,552            3,473,479               3,469,424           3,430,870
 3/31/2000        3,573,842            3,424,908               3,409,362           3,358,746
 4/30/2000        3,539,520            3,426,095               3,394,490           3,364,130
 5/31/2000        3,458,003            3,388,369               3,334,061           3,329,633
 6/30/2000        3,556,681            3,446,365               3,395,777           3,397,437
 7/31/2000        3,552,391            3,471,214               3,401,865           3,423,357
 8/31/2000        3,672,520            3,513,581               3,419,649           3,446,773
 9/30/2000        3,573,842            3,493,063               3,369,326           3,416,658
10/31/2000        3,415,100            3,390,586               3,254,168           3,307,219
11/30/2000        3,183,423            3,284,354               3,072,498           3,176,242
12/31/2000        3,275,908            3,355,578               3,125,800           3,237,598
 1/31/2001        3,554,504            3,555,686               3,333,190           3,480,143
 2/28/2001        3,549,701            3,611,843               3,343,728           3,526,473
 3/31/2001        3,405,599            3,564,047               3,232,797           3,443,454
 4/30/2001        3,338,352            3,525,120               3,190,415           3,400,568
 5/31/2001        3,400,796            3,592,960               3,224,914           3,461,799
 6/30/2001        3,323,942            3,518,853               3,129,947           3,364,693
 7/31/2001        3,328,745            3,573,541               3,148,290           3,414,216
 8/31/2001        3,352,762            3,608,185               3,162,241           3,454,473
 9/30/2001        3,127,003            3,376,727               2,938,954           3,222,322
10/31/2001        3,160,626            3,476,164               3,006,177           3,302,022
11/30/2001        3,290,318            3,589,123               3,101,659           3,422,480
12/31/2001        3,283,593            3,563,787               3,093,281           3,408,519
 1/31/2002        3,283,593            3,583,721               3,100,728           3,432,247
 2/28/2002        3,177,128            3,549,234               3,045,930           3,384,352
 3/31/2002        3,311,610            3,633,556               3,106,216           3,465,805
 4/30/2002        3,367,644            3,691,326               3,138,694           3,521,213
 5/31/2002        3,334,024            3,671,350               3,107,195           3,501,680
 6/30/2002        3,132,301            3,410,362               2,932,255           3,243,483
 7/31/2002        2,997,820            3,274,662               2,836,135           3,101,801
 8/31/2002        3,059,457            3,356,539               2,884,966           3,190,266
 9/30/2002        2,933,717            3,302,730               2,844,823           3,148,381
10/31/2002        2,958,114            3,274,895               2,826,824           3,120,896
11/30/2002        3,214,281            3,471,071               2,989,777           3,314,230
12/31/2002        3,277,017            3,522,999               3,018,826           3,360,560
 1/31/2003        3,441,184            3,624,406               3,085,588           3,472,441
 2/28/2003        3,504,325            3,671,007               3,126,937           3,515,265
 3/31/2003        3,617,978            3,766,099               3,204,996           3,616,378
 4/30/2003        3,902,113            3,977,732               3,362,352           3,830,936
 5/31/2003        4,047,337            4,020,717               3,402,342           3,870,505
 6/30/2003        4,160,991            4,130,333               3,494,011           3,981,822
 7/31/2003        4,110,478            4,071,362               3,467,076           3,938,059
 8/31/2003        4,154,677            4,124,622               3,513,632           3,983,325
 9/30/2003        4,363,042            4,234,794               3,598,950           4,092,200
10/31/2003        4,514,580            4,321,291               3,679,708           4,174,843
11/30/2003        4,647,176            4,380,764               3,722,340           4,238,140
12/31/2003        4,850,466            4,482,198               3,814,498           4,334,119
 1/31/2004        4,953,521            4,551,905               3,875,711           4,416,824
 2/29/2004        4,926,040            4,550,299               3,868,130           4,405,743
 3/31/2004        4,981,003            4,582,307               3,882,885           4,435,669
 4/30/2004        4,823,105            4,549,235               3,874,065           4,405,492
 5/31/2004        4,692,399            4,476,610               3,814,199           4,330,863
 6/30/2004        4,822,848            4,541,972               3,867,564           4,392,971
 7/31/2004        4,871,076            4,604,053               3,898,393           4,452,699
 8/31/2004        5,015,260            4,687,317               3,962,011           4,540,038
 9/30/2004        5,152,845            4,752,638               4,017,006           4,605,964


 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

                Loomis Sayles          Lipper High        Merrill Lynch U.S.     Lehman
                Institutional          Yield Bond            High Yield         High Yield
              High Income Fund         Funds Index        Master CPO Index        Index
              ----------------         -----------        ----------------   ---------------
  6/5/1996       $3,000,000             $3,000,000           $3,000,000        $3,000,000
 6/30/1996        3,009,000              3,018,021            3,001,875         3,024,817
 7/31/1996        2,990,946              3,038,511            3,015,534         3,038,898
 8/31/1996        3,032,819              3,069,890            3,064,208         3,071,731
 9/30/1996        3,113,796              3,135,756            3,144,098         3,145,762
10/31/1996        3,131,856              3,170,122            3,159,086         3,169,951
11/30/1996        3,221,740              3,234,212            3,213,523         3,233,107
12/31/1996        3,228,828              3,259,099            3,253,122         3,255,623
 1/31/1997        3,244,649              3,284,145            3,285,381         3,285,389
 2/28/1997        3,219,341              3,330,215            3,340,543         3,340,250
 3/31/1997        3,165,256              3,293,228            3,268,186         3,292,011
 4/30/1997        3,206,721              3,330,710            3,296,019         3,324,217
 5/31/1997        3,301,960              3,397,834            3,383,236         3,397,899
 6/30/1997        3,365,358              3,449,565            3,441,195         3,445,023
 7/31/1997        3,533,626              3,532,347            3,532,985         3,539,618
 8/31/1997        3,530,445              3,526,168            3,541,018         3,531,601
 9/30/1997        3,638,477              3,584,574            3,626,784         3,601,589
10/31/1997        3,530,414              3,608,363            3,612,564         3,604,796
11/30/1997        3,546,301              3,642,515            3,638,792         3,639,232
12/31/1997        3,514,030              3,677,079            3,681,687         3,671,159
 1/31/1998        3,562,875              3,731,843            3,753,216         3,737,243
 2/28/1998        3,632,707              3,747,243            3,788,591         3,759,132
 3/31/1998        3,748,227              3,779,536            3,843,501         3,794,405
 4/30/1998        3,737,732              3,797,488            3,855,496         3,809,392
 5/31/1998        3,636,066              3,823,929            3,851,235         3,822,637
 6/30/1998        3,552,073              3,842,865            3,857,994         3,836,370
 7/31/1998        3,508,737              3,864,780            3,884,313         3,858,189
 8/31/1998        2,975,760              3,698,011            3,588,316         3,645,297
 9/30/1998        2,968,618              3,705,387            3,566,802         3,661,818
10/31/1998        2,965,056              3,644,512            3,485,828         3,586,741
11/30/1998        3,250,887              3,810,503            3,690,521         3,735,570
12/31/1998        3,201,474              3,811,768            3,678,996         3,739,683
 1/31/1999        3,279,910              3,849,456            3,745,628         3,795,241
 2/28/1999        3,259,247              3,820,097            3,730,556         3,772,865
 3/31/1999        3,411,779              3,853,014            3,796,327         3,808,835
 4/30/1999        3,626,380              3,913,280            3,894,501         3,882,657
 5/31/1999        3,523,391              3,886,138            3,820,533         3,830,096
 6/30/1999        3,576,947              3,878,846            3,821,093         3,821,940
 7/31/1999        3,547,973              3,884,561            3,822,275         3,837,276
 8/31/1999        3,473,821              3,846,652            3,783,494         3,794,893
 9/30/1999        3,465,484              3,830,360            3,754,010         3,767,567
10/31/1999        3,547,962              3,807,935            3,743,181         3,742,542
11/30/1999        3,630,630              3,851,513            3,809,130         3,786,249
12/31/1999        3,713,408              3,871,721            3,854,985         3,829,120
 1/31/2000        3,699,668              3,852,496            3,836,039         3,812,599
 2/29/2000        3,814,358              3,855,811            3,863,253         3,819,988
 3/31/2000        3,818,935              3,801,893            3,796,373         3,739,684
 4/30/2000        3,782,274              3,803,211            3,779,813         3,745,679
 5/31/2000        3,695,281              3,761,332            3,712,525         3,707,269
 6/30/2000        3,800,597              3,825,712            3,781,245         3,782,764
 7/31/2000        3,796,036              3,853,296            3,788,025         3,811,623
 8/31/2000        3,924,342              3,900,326            3,807,828         3,837,695
 9/30/2000        3,818,777              3,877,551            3,751,792         3,804,165
10/31/2000        3,649,224              3,763,793            3,623,562         3,682,313
11/30/2000        3,401,806              3,645,868            3,421,271         3,536,482
12/31/2000        3,500,799              3,724,932            3,480,622         3,604,797
 1/31/2001        3,798,367              3,947,067            3,711,555         3,874,850
 2/28/2001        3,793,049              4,009,405            3,723,289         3,926,434
 3/31/2001        3,639,051              3,956,348            3,599,766         3,834,000
 4/30/2001        3,567,362              3,913,135            3,552,572         3,786,249
 5/31/2001        3,634,072              3,988,443            3,590,988         3,854,425
 6/30/2001        3,551,942              3,906,178            3,485,241         3,746,306
 7/31/2001        3,556,914              3,966,886            3,505,666         3,801,446
 8/31/2001        3,582,524              4,005,343            3,521,201         3,846,269
 9/30/2001        3,341,420              3,748,409            3,272,568         3,587,788
10/31/2001        3,377,507              3,858,790            3,347,421         3,676,528
11/30/2001        3,515,985              3,984,183            3,453,742         3,810,648
12/31/2001        3,508,953              3,956,058            3,444,413         3,795,103
 1/31/2002        3,508,953              3,978,186            3,452,705         3,821,522
 2/28/2002        3,395,263              3,939,904            3,391,687         3,768,195
 3/31/2002        3,538,883              4,033,506            3,458,816         3,858,886
 4/30/2002        3,598,690              4,097,635            3,494,981         3,920,579
 5/31/2002        3,562,703              4,075,461            3,459,907         3,898,830
 6/30/2002        3,347,160              3,785,746            3,265,108         3,611,349
 7/31/2002        3,203,566              3,635,109            3,158,077         3,453,598
 8/31/2002        3,269,560              3,725,999            3,212,452         3,552,097
 9/30/2002        3,135,181              3,666,266            3,167,752         3,505,461
10/31/2002        3,161,203              3,635,368            3,147,709         3,474,859
11/30/2002        3,434,963              3,853,136            3,329,160         3,690,121
12/31/2002        3,501,945              3,910,781            3,361,506         3,741,705
 1/31/2003        3,677,392              4,023,349            3,435,847         3,866,276
 2/28/2003        3,744,689              4,075,081            3,481,889         3,913,957
 3/31/2003        3,866,017              4,180,639            3,568,810         4,026,537
 4/30/2003        4,169,499              4,415,567            3,744,027         4,265,430
 5/31/2003        4,324,604              4,463,283            3,788,557         4,309,486
 6/30/2003        4,446,126              4,584,965            3,890,632         4,433,429
 7/31/2003        4,392,327              4,519,502            3,860,639         4,384,703
 8/31/2003        4,439,765              4,578,625            3,912,480         4,435,102
 9/30/2003        4,662,641              4,700,924            4,007,482         4,556,326
10/31/2003        4,824,434              4,796,942            4,097,408         4,648,342
11/30/2003        4,966,273              4,862,960            4,144,879         4,718,818
12/31/2003        5,183,299              4,975,559            4,247,498         4,825,682
 1/31/2004        5,293,185              5,052,939            4,315,660         4,917,768
 2/29/2004        5,264,072              5,051,156            4,307,219         4,905,429
 3/31/2004        5,323,030              5,086,688            4,323,648         4,938,750
 4/30/2004        5,154,290              5,049,975            4,313,828         4,905,150
 5/31/2004        5,014,609              4,969,357            4,247,166         4,822,057
 6/30/2004        5,154,015              5,041,913            4,306,588         4,891,209
 7/31/2004        5,205,555              5,110,827            4,340,917         4,957,711
 8/31/2004        5,359,639              5,203,256            4,411,757         5,054,955
 9/30/2004        5,508,102              5,275,767            4,472,995         5,128,359


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 9 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW


LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

PORTFOLIO REVIEW | The Fund outperformed its benchmark, the Lehman Government/Credit Intermediate Index, for the fiscal year, primarily due to our exposure to U.S. credit securities. We significantly emphasized the credit sector, due to our expectations for an improving economy. As the U.S. economy continued to strengthen during the year, corporate credit quality improved, and credit securities advanced strongly. Our overweight in lower-rated investment-grade securities, particularly those rated BBB, was another key contributor to performance.

In terms of industries, the Fund's holdings in the automotive area generated solid results. Ratings agencies put off downgrading the auto industry, thus keeping the industry's bond ratings favorable throughout the year. The Fund's oil and gas securities also were positive contributors due to higher energy prices. In addition, the telecom/wireline industry boosted Fund performance. This industry performed well across the board, as companies continued to offer more robust services and better pricing.

The only negative influence on relative performance came from our underweighting of U.S. agency securities. Nevertheless, the impact on the Fund was minimal.

OUTLOOK | Once evidence accumulates that the economy is growing at a healthy rate on a sustainable basis, yields are likely to rise. We expect rates to rise in 2005, but the Federal Reserve may be restrained by lower-than-expected economic growth and inflation. In this environment, we believe the 10-year Treasury yield may move slightly higher in the fourth quarter.

We continue to favor the corporate sectors, with an emphasis on lower-quality securities. With a healthy economy and good profits, corporate debt should perform well. But much of this good news already may be priced into the tighter spreads now available on investment-grade corporate securities. We expect corporate returns to be better than those available from government bonds, but issue selection likely will be more important going forward.
 KEY FUND FACTS

 OBJECTIVE | Above-average total return through a combination of current income and capital appreciation

 STRATEGY | Invests primarily in investment-grade fixed-income securities. The Fund's weighted average duration generally is two to five years

 FUND INCEPTION DATE | 1/28/98

 EXPENSE RATIO | 0.45%

 TOTAL NET ASSETS | $31.1 million
[PHOTO]

Steven Kaseta
STEVEN KASETA
 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                            SINCE
                                                      1 YEAR 5 YEARS INCEPTION(a)
---------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND  3.57%  6.95%      6.03%
LIPPER INTERMEDIATE INVESTMENT GRADE INDEX(b)          3.63   7.04       6.10
LEHMAN GOVERNMENT/CREDIT INTERMEDIATE INDEX(b)         2.65   7.13       6.43

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

                  Loomis Sayles             Lipper             Lehman Government
              Intermediate Duration       Intermediate       Credit Intermediate
                Fixed Income Fund     Investment Grade Index        Index
            -----------------------   ----------------------  ------------------
 1/28/1998          $2,000,000             $2,000,000             $2,000,000
 1/31/1998           2,008,000              2,000,000              2,000,000
 2/28/1998           2,008,000              1,997,109              1,998,476
 3/31/1998           2,016,032              2,004,485              2,004,896
 4/30/1998           2,024,096              2,013,850              2,014,941
 5/31/1998           2,036,241              2,032,011              2,029,721
 6/30/1998           2,042,349              2,048,200              2,042,676
 7/31/1998           2,050,519              2,052,391              2,049,881
 8/31/1998           2,030,014              2,080,194              2,082,096
 9/30/1998           2,038,134              2,126,828              2,134,402
10/31/1998           2,042,210              2,109,620              2,132,300
11/30/1998           2,060,998              2,120,139              2,132,139
12/31/1998           2,064,296              2,129,212              2,140,706
 1/31/1999           2,083,494              2,142,422              2,152,461
 2/28/1999           2,064,326              2,104,181              2,120,823
 3/31/1999           2,092,194              2,120,746              2,136,642
 4/30/1999           2,115,836              2,127,865              2,143,200
 5/31/1999           2,085,579              2,106,194              2,126,712
 6/30/1999           2,092,253              2,099,075              2,128,190
 7/31/1999           2,087,860              2,091,677              2,126,319
 8/31/1999           2,083,475              2,089,448              2,127,936
 9/30/1999           2,112,019              2,112,442              2,147,796
10/31/1999           2,118,777              2,115,656              2,153,338
11/30/1999           2,130,007              2,118,141              2,155,994
12/31/1999           2,132,350              2,108,404              2,148,950
 1/31/2000           2,125,526              2,100,909              2,141,099
 2/29/2000           2,145,931              2,123,716              2,158,742
 3/31/2000           2,166,532              2,149,930              2,181,257
 4/30/2000           2,155,049              2,136,614              2,176,315
 5/31/2000           2,145,783              2,132,737              2,179,710
 6/30/2000           2,192,132              2,177,898              2,218,160
 7/31/2000           2,213,176              2,196,489              2,235,041
 8/31/2000           2,234,201              2,226,945              2,261,437
 9/30/2000           2,257,660              2,241,699              2,282,013
10/31/2000           2,255,177              2,249,600              2,292,405
11/30/2000           2,279,082              2,285,400              2,323,557
12/31/2000           2,320,789              2,331,570              2,366,372
 1/31/2001           2,373,935              2,372,538              2,405,214
 2/28/2001           2,395,775              2,395,339              2,427,938
 3/31/2001           2,417,577              2,404,648              2,446,551
 4/30/2001           2,419,994              2,391,713              2,440,085
 5/31/2001           2,447,098              2,406,442              2,453,825
 6/30/2001           2,454,440              2,415,292              2,462,993
 7/31/2001           2,496,656              2,473,884              2,514,144
 8/31/2001           2,526,616              2,501,127              2,539,293
 9/30/2001           2,551,629              2,520,379              2,576,334
10/31/2001           2,584,545              2,571,754              2,619,056
11/30/2001           2,579,635              2,539,460              2,592,822
12/31/2001           2,554,870              2,523,138              2,578,458
 1/31/2002           2,557,425              2,541,344              2,591,852
 2/28/2002           2,559,983              2,565,908              2,612,451
 3/31/2002           2,534,127              2,521,383              2,572,731
 4/30/2002           2,547,051              2,566,865              2,615,246
 5/31/2002           2,573,285              2,587,935              2,641,364
 6/30/2002           2,541,634              2,586,266              2,664,203
 7/31/2002           2,515,455              2,596,536              2,695,748
 8/31/2002           2,576,329              2,646,576              2,735,907
 9/30/2002           2,578,133              2,675,453              2,784,887
10/31/2002           2,570,140              2,665,193              2,773,964
11/30/2002           2,605,094              2,677,862              2,771,586
12/31/2002           2,660,322              2,732,357              2,832,067
 1/31/2003           2,671,230              2,740,900              2,831,928
 2/28/2003           2,717,709              2,779,984              2,871,787
 3/31/2003           2,726,134              2,780,258              2,874,766
 4/30/2003           2,767,571              2,812,755              2,896,727
 5/31/2003           2,828,458              2,865,211              2,954,922
 6/30/2003           2,839,489              2,864,516              2,952,959
 7/31/2003           2,766,798              2,767,930              2,872,734
 8/31/2003           2,775,375              2,788,989              2,879,523
 9/30/2003           2,854,196              2,863,977              2,952,382
10/31/2003           2,837,356              2,843,761              2,924,578
11/30/2003           2,845,868              2,851,270              2,928,550
12/31/2003           2,880,303              2,880,270              2,954,137
 1/31/2004           2,903,345              2,903,172              2,973,535
 2/29/2004           2,931,798              2,931,372              3,003,879
 3/31/2004           2,954,959              2,952,490              3,027,250
 4/30/2004           2,882,563              2,881,549              2,955,453
 5/31/2004           2,865,556              2,867,417              2,942,036
 6/30/2004           2,880,170              2,880,781              2,950,858
 7/31/2004           2,907,244              2,907,821              2,975,752
 8/31/2004           2,951,143              2,960,185              3,025,425
 9/30/2004           2,956,455              2,967,931              3,030,690


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 9 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $2,000,000.
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW


LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

PORTFOLIO REVIEW | The Fund's exposure to high-yield, Canadian and international securities helped it significantly outperform both the Lipper and Lehman Indexes for the 12-months ended September 30, 2004. These top-performing areas are not represented in the Lehman Government/Credit Index, which gave the Fund a strong performance advantage. The Fund's agency sector was the only area that generated negative performance for the year, but the impact was minor, because the Fund was significantly underweighted in agencies.

We continued to overweight the credit sectors during the year. This remained our primary strategy to combat rising interest rates and to capture the cyclical improvements in credit quality. In the investment-grade universe, we shifted from a moderate overweight position to a neutral posture. This move was based on our yield curve expectations and the slight possibility of a weaker economy and lower yields. We plan to maintain our emphasis on BBB-rated securities, and we will consider shifting some exposure from cyclicals to financials.

We maintained exposure to the lower-quality areas of the high-yield market, which are generally less interest-rate sensitive. The overall strengthening economy was good for corporate credit quality and credit fundamentals, and default rates continued to decline. Looking ahead, we will continue to monitor default trends and reduce the Fund's high-yield exposure if those trends appear to be bottoming.

OUTLOOK | As we examine the war in Iraq, the world economic outlook, worldwide central bank policy, and corporate earnings, we note there is a tremendous amount of leverage in the bond market. This leverage is due to the Federal Reserve maintaining historically low short-term rates relative to longer-term rates, spurring a preponderance of borrowing short and investing long. Trouble may arise if short-term rates rise too quickly, which may create a rush to sell more interest-rate-sensitive securities. We believe interest rates will rise, but in a modest fashion. In this anticipated environment, we favor corporate bonds over Treasuries due to their yield advantages, lack of new issuance and coupon reinvestment.
 KEY FUND FACTS

 OBJECTIVE | Above-average total investment return through a combination of current income and capital appreciation

 STRATEGY | Invests in primarily investment-grade fixed-income securities, although it may invest up to 10% of its assets in lower rated fixed-income securities and up to 10% of its assets in preferred stocks

 FUND INCEPTION DATE | 7/1/94

 FUND REGISTRATION DATE | 3/7/97

 EXPENSE RATIO | 0.55%

 TOTAL NET ASSETS | $177.1 million

  [PHOTO]      [PHOTO]

Daniel Fuss Steven Kaseta
DANIEL FUSS STEVEN KASETA

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                  SINCE        SINCE
                                1 YEAR 5 YEARS 10 YEARS REGISTRATION(a) INCEPTION(a)
------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE
FIXED INCOME FUND               11.14%  12.26%  11.43%       9.97%         11.20%
LIPPER BBB RATED FUNDS INDEX(b)  5.25    7.18    7.39        6.53           7.28
LEHMAN GOVERNMENT/ CREDIT
INDEX(b)                         3.33    7.74    7.76        7.32           7.61

 CUMULATIVE PERFORMANCE REGISTRATION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

                Loomis Sayles         Lipper
               Investment Grade      BBB Rated           Lehman
                 Fixed Income          Funds         Government/Credit
                     Fund              Index              Index
                  ----------           -----        ------------------
  3/7/1997        $3,000,000         $3,000,000         $3,000,000
 3/31/1997         2,951,400          2,953,678          2,964,347
 4/30/1997         2,995,182          2,997,311          3,007,699
 5/31/1997         3,044,615          3,031,640          3,035,766
 6/30/1997         3,101,885          3,076,838          3,072,204
 7/31/1997         3,260,168          3,183,224          3,166,196
 8/31/1997         3,167,643          3,141,058          3,130,654
 9/30/1997         3,252,854          3,196,312          3,179,874
10/31/1997         3,282,319          3,228,775          3,230,813
11/30/1997         3,287,720          3,244,554          3,247,817
12/31/1997         3,303,667          3,279,365          3,281,901
 1/31/1998         3,339,535          3,321,218          3,328,168
 2/28/1998         3,358,919          3,320,000          3,321,403
 3/31/1998         3,394,915          3,336,851          3,331,643
 4/30/1998         3,403,229          3,351,142          3,348,386
 5/31/1998         3,425,786          3,379,801          3,384,376
 6/30/1998         3,428,622          3,404,600          3,418,796
 7/31/1998         3,385,307          3,401,952          3,421,524
 8/31/1998         3,207,696          3,377,229          3,488,383
 9/30/1998         3,302,636          3,446,853          3,588,130
10/31/1998         3,273,879          3,404,340          3,562,792
11/30/1998         3,393,479          3,467,282          3,584,019
12/31/1998         3,413,796          3,475,903          3,592,802
 1/31/1999         3,479,586          3,506,149          3,618,327
 2/28/1999         3,425,658          3,430,289          3,532,333
 3/31/1999         3,513,163          3,468,512          3,549,861
 4/30/1999         3,598,183          3,493,388          3,558,681
 5/31/1999         3,530,930          3,446,257          3,521,944
 6/30/1999         3,495,829          3,428,157          3,510,956
 7/31/1999         3,447,755          3,410,857          3,501,240
 8/31/1999         3,433,465          3,398,236          3,498,437
 9/30/1999         3,459,850          3,427,440          3,529,979
10/31/1999         3,449,281          3,434,173          3,539,135
11/30/1999         3,472,822          3,442,484          3,537,154
12/31/1999         3,498,594          3,436,926          3,515,628
 1/31/2000         3,496,968          3,426,846          3,514,656
 2/29/2000         3,598,718          3,468,999          3,558,718
 3/31/2000         3,652,339          3,500,964          3,610,143
 4/30/2000         3,562,283          3,458,490          3,592,540
 5/31/2000         3,537,856          3,432,181          3,589,289
 6/30/2000         3,639,156          3,519,026          3,662,576
 7/31/2000         3,684,125          3,534,106          3,701,369
 8/31/2000         3,756,093          3,598,576          3,753,616
 9/30/2000         3,727,519          3,608,822          3,767,742
10/31/2000         3,661,359          3,597,158          3,791,362
11/30/2000         3,717,629          3,630,502          3,856,203
12/31/2000         3,814,737          3,706,526          3,932,293
 1/31/2001         3,903,195          3,796,186          3,998,256
 2/28/2001         3,943,552          3,833,677          4,039,515
 3/31/2001         3,903,044          3,831,290          4,058,052
 4/30/2001         3,890,926          3,810,278          4,027,631
 5/31/2001         3,949,478          3,844,647          4,050,802
 6/30/2001         3,965,059          3,849,140          4,070,235
 7/31/2001         4,067,298          3,936,445          4,171,664
 8/31/2001         4,173,705          3,983,648          4,225,219
 9/30/2001         4,063,598          3,949,606          4,264,086
10/31/2001         4,196,838          4,033,352          4,372,280
11/30/2001         4,199,181          4,007,245          4,300,525
12/31/2001         4,166,308          3,982,774          4,266,628
 1/31/2002         4,203,690          4,004,551          4,297,983
 2/28/2002         4,233,646          4,023,698          4,334,459
 3/31/2002         4,203,591          3,970,945          4,246,521
 4/30/2002         4,332,135          4,031,699          4,328,778
 5/31/2002         4,431,033          4,063,576          4,368,729
 6/30/2002         4,434,635          4,044,471          4,405,877
 7/31/2002         4,350,266          4,024,217          4,458,946
 8/31/2002         4,465,725          4,105,564          4,558,918
 9/30/2002         4,484,990          4,142,537          4,656,983
10/31/2002         4,415,310          4,112,979          4,612,473
11/30/2002         4,532,220          4,172,245          4,615,201
12/31/2002         4,688,978          4,269,378          4,737,483
 1/31/2003         4,785,046          4,297,661          4,737,334
 2/28/2003         4,917,907          4,369,988          4,821,721
 3/31/2003         4,922,214          4,377,472          4,815,442
 4/30/2003         5,141,371          4,465,808          4,866,904
 5/31/2003         5,467,047          4,582,770          5,005,220
 6/30/2003         5,511,827          4,588,720          4,985,188
 7/31/2003         5,224,202          4,432,351          4,776,201
 8/31/2003         5,269,649          4,467,340          4,807,706
 9/30/2003         5,550,869          4,604,916          4,959,999
10/31/2003         5,563,237          4,586,679          4,897,214
11/30/2003         5,704,832          4,618,189          4,910,219
12/31/2003         5,851,914          4,685,504          4,958,654
 1/31/2004         5,893,220          4,728,143          5,003,688
 2/29/2004         5,956,281          4,769,917          5,064,904
 3/31/2004         6,026,545          4,802,695          5,111,395
 4/30/2004         5,776,443          4,680,325          4,954,468
 5/31/2004         5,748,716          4,644,737          4,929,092
 6/30/2004         5,809,653          4,672,147          4,949,386
 7/31/2004         5,880,530          4,720,979          5,001,670
 8/31/2004         6,044,009          4,816,889          5,107,509
 9/30/2004         6,169,324          4,846,745          5,125,373

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

              Loomis Sayles Investment Lipper BBB Rated   Lehman Government/
              Grade Fixed Income Fund     Funds Index        Credit Index
              ------------------------ ----------------  -------------------
  7/1/1994           $3,000,000            $3,000,000         $3,000,000
 7/31/1994            3,036,000             3,051,324          3,059,957
 8/31/1994            3,093,000             3,063,344          3,061,210
 9/30/1994            3,023,466             3,021,035          3,014,850
10/31/1994            2,996,255             3,011,419          3,011,509
11/30/1994            2,974,682             3,003,366          3,006,126
12/31/1994            2,992,232             3,018,390          3,025,941
 1/31/1995            3,045,793             3,067,070          3,084,042
 2/28/1995            3,171,889             3,137,145          3,155,555
 3/31/1995            3,225,811             3,161,786          3,176,716
 4/30/1995            3,315,166             3,218,639          3,221,034
 5/31/1995            3,485,234             3,357,467          3,356,031
 6/30/1995            3,546,574             3,382,828          3,382,854
 7/31/1995            3,523,522             3,374,895          3,369,814
 8/31/1995            3,589,059             3,424,537          3,412,926
 9/30/1995            3,680,939             3,464,682          3,447,591
10/31/1995            3,730,632             3,510,838          3,498,221
11/30/1995            3,826,882             3,568,413          3,555,811
12/31/1995            3,896,914             3,627,309          3,608,204
 1/31/1996            3,964,330             3,656,637          3,630,665
 2/29/1996            3,872,754             3,579,711          3,553,630
 3/31/1996            3,872,754             3,553,303          3,523,791
 4/30/1996            3,841,772             3,530,620          3,499,613
 5/31/1996            3,862,134             3,528,202          3,493,719
 6/30/1996            3,921,224             3,568,631          3,540,358
 7/31/1996            3,931,812             3,577,472          3,548,618
 8/31/1996            3,955,796             3,575,697          3,539,893
 9/30/1996            4,079,217             3,647,255          3,602,821
10/31/1996            4,249,728             3,734,800          3,686,909
11/30/1996            4,399,318             3,818,069          3,754,802
12/31/1996            4,321,450             3,781,134          3,712,943
 1/31/1997            4,314,536             3,793,148          3,717,352
 2/28/1997            4,358,544             3,814,785          3,725,195
 3/31/1997            4,269,630             3,755,882          3,680,923
 4/30/1997            4,332,821             3,811,365          3,734,754
 5/31/1997            4,404,312             3,855,019          3,769,606
 6/30/1997            4,487,113             3,912,492          3,814,852
 7/31/1997            4,715,956             4,047,771          3,931,565
 8/31/1997            4,582,023             3,994,153          3,887,432
 9/30/1997            4,705,279             4,064,414          3,948,549
10/31/1997            4,748,097             4,105,694          4,011,802
11/30/1997            4,755,694             4,125,758          4,032,917
12/31/1997            4,778,997             4,170,023          4,075,239
 1/31/1998            4,831,088             4,223,244          4,132,691
 2/28/1998            4,859,108             4,221,695          4,124,291
 3/31/1998            4,911,101             4,243,123          4,137,007
 4/30/1998            4,922,888             4,261,294          4,157,797
 5/31/1998            4,955,379             4,297,737          4,202,487
 6/30/1998            4,959,343             4,329,272          4,245,227
 7/31/1998            4,896,855             4,325,905          4,248,615
 8/31/1998            4,639,770             4,294,467          4,331,636
 9/30/1998            4,777,108             4,383,000          4,455,495
10/31/1998            4,735,547             4,328,941          4,424,032
11/30/1998            4,908,394             4,408,978          4,450,391
12/31/1998            4,937,845             4,419,940          4,461,296
 1/31/1999            5,033,145             4,458,400          4,492,992
 2/28/1999            4,955,131             4,361,937          4,386,210
 3/31/1999            5,081,487             4,410,543          4,407,975
 4/30/1999            5,204,459             4,442,175          4,418,927
 5/31/1999            5,107,136             4,382,243          4,373,309
 6/30/1999            5,056,575             4,359,227          4,359,666
 7/31/1999            4,986,794             4,337,228          4,347,600
 8/31/1999            4,966,348             4,321,180          4,344,120
 9/30/1999            5,004,589             4,358,314          4,383,287
10/31/1999            4,989,075             4,366,876          4,394,656
11/30/1999            5,023,001             4,377,445          4,392,197
12/31/1999            5,060,171             4,370,377          4,365,467
 1/31/2000            5,057,641             4,357,560          4,364,260
 2/29/2000            5,204,818             4,411,161          4,418,974
 3/31/2000            5,282,370             4,451,808          4,482,829
 4/30/2000            5,151,895             4,397,798          4,460,972
 5/31/2000            5,116,347             4,364,343          4,456,934
 6/30/2000            5,262,675             4,474,775          4,547,938
 7/31/2000            5,327,932             4,493,951          4,596,108
 8/31/2000            5,431,827             4,575,930          4,660,984
 9/30/2000            5,390,545             4,588,958          4,678,526
10/31/2000            5,295,132             4,574,126          4,707,855
11/30/2000            5,376,677             4,616,527          4,788,370
12/31/2000            5,517,009             4,713,198          4,882,854
 1/31/2001            5,645,003             4,827,209          4,964,762
 2/28/2001            5,703,147             4,874,883          5,015,995
 3/31/2001            5,644,404             4,871,848          5,039,012
 4/30/2001            5,626,907             4,845,129          5,001,237
 5/31/2001            5,711,310             4,888,832          5,030,009
 6/30/2001            5,733,584             4,894,546          5,054,141
 7/31/2001            5,881,511             5,005,563          5,180,088
 8/31/2001            6,035,606             5,065,585          5,246,589
 9/30/2001            5,876,266             5,022,297          5,294,852
10/31/2001            6,069,008             5,128,789          5,429,199
11/30/2001            6,072,649             5,095,591          5,340,098
12/31/2001            6,025,283             5,064,474          5,298,007
 1/31/2002            6,079,510             5,092,165          5,336,942
 2/28/2002            6,122,675             5,116,512          5,382,235
 3/31/2002            6,079,204             5,049,431          5,273,041
 4/30/2002            6,265,227             5,126,686          5,375,182
 5/31/2002            6,408,075             5,167,222          5,424,790
 6/30/2002            6,413,201             5,142,928          5,470,918
 7/31/2002            6,291,350             5,117,173          5,536,816
 8/31/2002            6,458,071             5,220,613          5,660,953
 9/30/2002            6,485,841             5,267,628          5,782,724
10/31/2002            6,385,310             5,230,042          5,727,454
11/30/2002            6,554,521             5,305,405          5,730,842
12/31/2002            6,781,307             5,428,918          5,882,684
 1/31/2003            6,920,324             5,464,883          5,882,499
 2/28/2003            7,112,709             5,556,853          5,987,285
 3/31/2003            7,119,111             5,566,370          5,979,488
 4/30/2003            7,435,911             5,678,697          6,043,390
 5/31/2003            7,906,604             5,827,426          6,215,141
 6/30/2003            7,971,438             5,834,991          6,190,267
 7/31/2003            7,555,329             5,636,153          5,930,762
 8/31/2003            7,621,061             5,680,645          5,969,882
 9/30/2003            8,028,025             5,855,587          6,158,989
10/31/2003            8,045,687             5,832,396          6,081,026
11/30/2003            8,250,852             5,872,464          6,097,176
12/31/2003            8,463,724             5,958,062          6,157,319
 1/31/2004            8,523,816             6,012,281          6,213,239
 2/29/2004            8,615,021             6,065,401          6,289,253
 3/31/2004            8,716,678             6,107,081          6,346,983
 4/30/2004            8,354,936             5,951,476          6,152,121
 5/31/2004            8,314,833             5,906,222          6,120,611
 6/30/2004            8,402,970             5,941,077          6,145,810
 7/31/2004            8,505,486             6,003,171          6,210,733
 8/31/2004            8,741,938             6,125,129          6,342,157
 9/30/2004            8,925,594             6,163,094          6,364,339

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 9 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW


LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND*

PORTFOLIO REVIEW | The Fund underperformed its benchmark, the Lehman U.S. Government Bond Index, for the 12 months ended September 30, 2004. As the yield curve flattened during the period, the Fund's exposure to intermediate securities hampered performance.

The Fund's longer duration (sensitivity to interest rate changes) was a positive influence in a flattening-yield-curve environment. For example, investments in lower-coupon 30-year mortgage securities boosted relative performance because they provided the longest duration in the mortgage sector. Overall, declining mortgage prepayments and higher yields relative to Treasury securities helped the mortgage sector perform well. The Fund was over-weighted in mortgages, which helped relative performance. In addition, the Fund's overweight to longer-term U.S. Treasury Inflation Protected Securities (TIPS) enhanced performance, as investor interest in these securities heightened and overall inflation expectations grew*.

We increased the Fund's duration as the year progressed, from 6.73 years at the beginning of the year to 6.95 years at the end of the fiscal year. We purchased lower-coupon 30-year mortgages due to their attractive valuations and their ability to best maintain their duration during various interest-rate environments.

OUTLOOK | Typically, when the yield curve flattens considerably, as it did this fiscal year, interest rates rise across the curve. This time, the increase in rates primarily was contained to the short- to intermediate-area of the yield curve. Given this market action and our forecast for the Federal Reserve to continue raising short-term interest rates, we may reduce the Fund's duration and adjust the portfolio's maturity structure to a "barbell," focusing on maturities at the short and long ends of our range. We also may increase exposure to mortgage securities, particularly if volatility remains moderate and the Federal Reserve continues its mission to gradually increase interest rates.
 KEY FUND FACTS

 OBJECTIVE | High total investment return through a combination of current income and capital appreciation

 STRATEGY | Invests primarily in U.S. government securities and in certificates representing undivided interests in the interest or principal of U.S. Treasury securities

 FUND INCEPTION DATE | 5/21/91

 EXPENSE RATIO | 0.50%

 TOTAL NET ASSETS | $7.4 million

 [PHOTO]   [PHOTO]

John Hyll Cliff Rowe
JOHN HYLL CLIFF ROWE

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                             SINCE
                                              1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
----------------------------------------------------------------------------------
LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND  2.33%  8.11%    8.37%      8.53%
LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX(b)  2.50   6.37     6.50       6.35
LEHMAN U.S. GOVERNMENT BOND INDEX(b)           2.53   7.24     7.44       7.44

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

                Loomis Sayles            Lipper General        Lehman U.S.
               U.S. Government          U.S. Government        Government
               Securities Fund            Funds Index          Bond Index
               ---------------           --------------        ----------
 5/21/1991         $250,000                 $250,000            $250,000
 5/31/1991          250,750                  250,000             250,000
 6/30/1991          250,000                  249,372             249,645
 7/31/1991          253,750                  252,764             252,608
 8/31/1991          260,750                  258,360             258,465
 9/30/1991          268,000                  263,608             263,886
10/31/1991          270,039                  265,925             266,196
11/30/1991          272,828                  267,684             268,866
12/31/1991          288,219                  276,826             278,026
 1/31/1992          278,317                  272,066             273,698
 2/29/1992          282,331                  273,546             274,767
 3/31/1992          278,585                  271,885             273,161
 4/30/1992          277,242                  273,350             274,882
 5/31/1992          285,677                  278,221             279,953
 6/30/1992          290,574                  281,864             283,965
 7/31/1992          301,742                  287,573             291,121
 8/31/1992          304,505                  289,945             293,834
 9/30/1992          310,860                  292,904             297,990
10/31/1992          303,365                  289,038             293,690
11/30/1992          304,488                  289,261             293,259
12/31/1992          313,449                  293,714             298,119
 1/31/1993          320,647                  298,585             304,451
 2/28/1993          331,146                  303,023             310,548
 3/31/1993          331,446                  304,112             311,588
 4/30/1993          334,058                  305,982             313,985
 5/31/1993          334,667                  306,163             313,640
 6/30/1993          346,848                  311,802             320,599
 7/31/1993          352,103                  313,505             322,555
 8/31/1993          364,778                  318,809             329,754
 9/30/1993          366,015                  319,144             331,015
10/31/1993          366,605                  319,967             332,266
11/30/1993          361,283                  316,506             328,623
12/31/1993          362,722                  318,153             329,893
 1/31/1994          372,023                  322,270             334,409
 2/28/1994          358,933                  316,213             327,329
 3/31/1994          343,777                  308,215             319,967
 4/30/1994          338,187                  304,670             317,450
 5/31/1994          336,086                  303,526             317,043
 6/30/1994          334,336                  302,228             316,314
 7/31/1994          344,330                  307,252             322,128
 8/31/1994          343,974                  307,308             322,191
 9/30/1994          334,003                  302,646             317,652
10/31/1994          332,267                  301,753             317,412
11/30/1994          333,729                  300,944             316,832
12/31/1994          340,069                  303,065             318,759
 1/31/1995          348,911                  308,411             324,693
 2/28/1995          356,657                  315,291             331,681
 3/31/1995          359,225                  316,757             333,762
 4/30/1995          364,039                  320,665             338,123
 5/31/1995          382,423                  332,305             351,760
 6/30/1995          385,405                  334,315             354,459
 7/31/1995          383,787                  333,129             353,155
 8/31/1995          391,386                  337,023             357,306
 9/30/1995          397,100                  340,177             360,747
10/31/1995          402,858                  344,671             366,240
11/30/1995          410,190                  349,542             371,949
12/31/1995          418,312                  354,413             377,222
 1/31/1996          418,688                  356,214             379,537
 2/29/1996          404,160                  348,914             371,805
 3/31/1996          398,663                  345,978             368,699
 4/30/1996          393,600                  343,606             366,346
 5/31/1996          391,593                  342,321             365,732
 6/30/1996          398,798                  346,298             370,454
 7/31/1996          399,755                  346,969             371,369
 8/31/1996          394,878                  346,060             370,540
 9/30/1996          405,856                  351,874             376,690
10/31/1996          420,629                  359,494             384,977
11/30/1996          432,196                  365,815             391,673
12/31/1996          423,855                  362,059             387,676
 1/31/1997          422,583                  362,835             388,107
 2/28/1997          422,583                  363,600             388,639
 3/31/1997          413,329                  359,308             384,527
 4/30/1997          423,538                  364,617             390,077
 5/31/1997          428,239                  367,661             393,442
 6/30/1997          435,091                  372,001             397,857
 7/31/1997          455,323                  382,266             409,149
 8/31/1997          447,491                  378,282             405,104
 9/30/1997          457,470                  384,052             411,196
10/31/1997          466,620                  389,689             418,309
11/30/1997          471,892                  391,105             420,452
12/31/1997          477,744                  395,067             424,847
 1/31/1998          484,910                  400,067             431,203
 2/28/1998          483,116                  399,311             430,033
 3/31/1998          483,986                  400,305             431,251
 4/30/1998          487,083                  401,849             433,192
 5/31/1998          492,977                  405,602             437,640
 6/30/1998          498,843                  409,045             442,616
 7/31/1998          499,542                  409,645             443,301
 8/31/1998          511,031                  417,682             454,834
 9/30/1998          523,398                  427,123             467,095
10/31/1998          519,420                  423,959             465,503
11/30/1998          523,108                  424,898             465,661
12/31/1998          522,009                  426,061             466,702
 1/31/1999          526,708                  428,489             469,410
 2/28/1999          511,644                  419,250             458,246
 3/31/1999          511,644                  421,391             460,044
 4/30/1999          514,304                  422,488             461,089
 5/31/1999          508,081                  417,841             457,043
 6/30/1999          503,305                  415,688             456,113
 7/31/1999          500,638                  413,320             455,452
 8/31/1999          499,186                  412,209             455,447
 9/30/1999          505,026                  417,260             459,143
10/31/1999          506,844                  417,910             459,881
11/30/1999          504,361                  417,543             459,248
12/31/1999          498,662                  414,722             456,276
 1/31/2000          501,155                  413,447             456,914
 2/29/2000          513,183                  418,703             463,418
 3/31/2000          527,193                  425,001             471,552
 4/30/2000          524,820                  423,414             470,249
 5/31/2000          522,773                  422,966             470,551
 6/30/2000          535,006                  431,478             478,943
 7/31/2000          540,356                  434,818             483,579
 8/31/2000          551,272                  441,517             490,730
 9/30/2000          550,775                  443,171             492,130
10/31/2000          558,596                  446,719             496,837
11/30/2000          573,846                  455,321             506,605
12/31/2000          586,700                  464,030             516,704
 1/31/2001          589,340                  469,203             521,905
 2/28/2001          596,825                  473,783             527,839
 3/31/2001          594,497                  474,979             529,689
 4/30/2001          583,142                  470,924             524,283
 5/31/2001          584,775                  473,136             526,013
 6/30/2001          587,407                  474,704             528,434
 7/31/2001          606,028                  485,768             541,121
 8/31/2001          613,724                  491,201             547,841
 9/30/2001          621,641                  498,126             557,375
10/31/2001          647,191                  510,153             571,760
11/30/2001          622,727                  499,787             558,933
12/31/2001          614,133                  495,001             554,068
 1/31/2002          620,889                  499,397             557,658
 2/28/2002          629,333                  504,679             562,806
 3/31/2002          613,348                  494,231             550,564
 4/30/2002          630,460                  505,173             563,683
 5/31/2002          636,134                  508,304             567,062
 6/30/2002          644,976                  513,487             574,995
 7/31/2002          660,004                  522,645             587,620
 8/31/2002          679,673                  531,715             599,263
 9/30/2002          698,771                  540,634             613,317
10/31/2002          688,849                  537,134             608,385
11/30/2002          682,856                  534,026             603,146
12/31/2002          701,361                  544,369             617,760
 1/31/2003          701,992                  543,648             616,212
 2/28/2003          717,857                  550,757             626,153
 3/31/2003          713,263                  548,775             624,365
 4/30/2003          713,905                  551,385             627,260
 5/31/2003          734,323                  560,846             643,543
 6/30/2003          729,917                  558,137             640,173
 7/31/2003          696,925                  537,466             613,710
 8/31/2003          704,382                  540,499             617,142
 9/30/2003          728,753                  554,387             635,083
10/31/2003          714,907                  548,383             626,043
11/30/2003          716,337                  549,500             626,762
12/31/2003          722,354                  553,779             632,317
 1/31/2004          728,927                  557,832             637,552
 2/29/2004          738,112                  563,509             645,187
 3/31/2004          743,353                  567,283             650,867
 4/30/2004          712,206                  552,692             631,282
 5/31/2004          716,194                  550,215             628,948
 6/30/2004          719,775                  553,222             631,498
 7/31/2004          727,117                  558,086             637,384
 8/31/2004          743,841                  567,999             649,793
 9/30/2004          746,276                  568,247             651,116


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 9 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $250,000.
Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.
* Effective December 15, 2004, the Fund's name and investment strategy will change. The Fund will be named the Loomis Sayles Inflation Protected Securities Fund, and its strategy will emphasize inflation-protected debt securities issued by the U.S. Treasury (TIPS). The principal value of the types of securities are periodically adjusted according to the rate of inflation and repayment of the original bonds is guaranteed by the U.S. government.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Lipper BBB Rated Funds Index is an equally weighted index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective.
Lipper Global Income Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global income funds investment objective. Lipper General U.S. Government Funds Index is an equally weighted index of typically the 30 largest mutual funds within the general U.S. government funds investment objective.
Lipper High Yield Bond Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.
Lipper Intermediate Investment Grade Index is an equally weighted unmanaged index of the 30 largest mutual funds within the intermediate investment grade debt funds investment objectives.
Source: Lipper, Inc.

Lehman Aggregate Bond Index covers the U.S. investment grade fixed-rate bond market, including government and credit securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Lehman Government/Credit Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) as well as other publicly issued investment grade corporate and foreign debentures that meet specified maturity, liquidity, and quality requirements. Lehman Government/Credit Intermediate Index includes securities which have a remaining maturity of 1-10 years and includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government), as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements. Lehman Global Aggregate Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
Lehman U.S. Government Bond Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.
Merrill Lynch U.S. High Yield Master Cash Pay Only Index is an unmanaged index consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $100 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.
Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. It is not possible to invest directly in an index.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available
(i) without charge, upon request, by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the Funds' website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
Beginning next quarter, the Funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available on the SEC'S website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in each Fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class of shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2004 through September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each Class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES BENCHMARK CORE BOND FUND

                                                        Beginning                  Ending                 Expenses Paid
                                                      Account Value             Account Value             During Period*
Institutional Class                                      4/1/04                    9/30/04               4/1/04 - 9/30/04
-------------------                                   -------------             -------------            ----------------
Actual                                                  $1,000.00                 $1,006.70                   $2.26
Hypothetical (5% return before expenses)                $1,000.00                 $1,022.75                   $2.28

Retail Class
------------
Actual                                                  $1,000.00                 $1,004.80                   $3.51
Hypothetical (5% return before expenses)                $1,000.00                 $1,021.50                   $3.54
*Expenses are equal to the Fund's annualized expense ratio of 0.45% and 0.70% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

LOOMIS SAYLES BOND FUND

                                                                                   Beginning      Ending      Expenses Paid
                                                                                 Account Value Account Value  During Period*
Institutional Class                                                                 4/1/04        9/30/04    4/1/04 - 9/30/04
-------------------                                                              ------------- ------------- ----------------
Actual                                                                             $1,000.00     $1,029.20        $3.80
Hypothetical (5% return before expenses)                                           $1,000.00     $1,021.25        $3.79

Retail Class
------------
Actual                                                                             $1,000.00     $1,027.70        $5.07
Hypothetical (5% return before expenses)                                           $1,000.00     $1,020.00        $5.05

Admin Class
-----------
Actual                                                                             $1,000.00     $1,026.20        $6.33
Hypothetical (5% return before expenses)                                           $1,000.00     $1,018.75        $6.31
*Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.00% and 1.25% for the Institutional, Retail and Admin
 Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

LOOMIS SAYLES FIXED INCOME FUND

                                                     Beginning               Ending               Expenses Paid
                                                   Account Value          Account Value           During Period*
Institutional Class                                   4/1/04                 9/30/04             4/1/04 - 9/30/04
-------------------                                -------------          -------------          ----------------
Actual                                               $1,000.00              $1,031.11                 $3.30
Hypothetical (5% return before expenses)             $1,000.00              $1,021.75                 $3.29
*Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).


LOOMIS SAYLES GLOBAL BOND FUND

                                                        Beginning                  Ending                 Expenses Paid
                                                      Account Value             Account Value             During Period*
Institutional Class                                      4/1/04                    9/30/04               4/1/04 - 9/30/04
-------------------                                   -------------             -------------            ----------------
Actual                                                  $1,000.00                 $1,008.40                   $3.97
Hypothetical (5% return before expenses)                $1,000.00                 $1,021.05                   $3.99

Retail Class
------------
Actual                                                  $1,000.00                 $1,006.50                   $5.22
Hypothetical (5% return before expenses)                $1,000.00                 $1,019.80                   $5.25
*Expenses are equal to the Fund's annualized expense ratio of 0.79% and 1.04% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

                                                     Beginning               Ending               Expenses Paid
                                                   Account Value          Account Value           During Period*
Institutional Class                                   4/1/04                 9/30/04             4/1/04 - 9/30/04
-------------------                                -------------          -------------          ----------------
Actual                                               $1,000.00              $1,034.50                 $3.81
Hypothetical (5% return before expenses)             $1,000.00              $1,021.25                 $3.79
*Expenses are equal to the Fund's annualized expense ratio of 0.75% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                                                     Beginning               Ending               Expenses Paid
                                                   Account Value          Account Value           During Period*
Institutional Class                                   4/1/04                 9/30/04             4/1/04 - 9/30/04
-------------------                                -------------          -------------          ----------------
Actual                                               $1,000.00              $1,000.50                 $2.25
Hypothetical (5% return before expenses)             $1,000.00              $1,022.75                 $2.28
*Expenses are equal to the Fund's annualized expense ratio of 0.45% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

                                                     Beginning               Ending               Expenses Paid
                                                   Account Value          Account Value           During Period*
Institutional Class                                   4/1/04                 9/30/04             4/1/04 - 9/30/04
-------------------                                -------------          -------------          ----------------
Actual                                               $1,000.00              $1,023.70                 $2.78
Hypothetical (5% return before expenses)             $1,000.00              $1,022.25                 $2.78
*Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND

                                                     Beginning               Ending               Expenses Paid
                                                   Account Value          Account Value           During Period*
Institutional Class                                   4/1/04                 9/30/04             4/1/04 - 9/30/04
-------------------                                -------------          -------------          ----------------
Actual                                               $1,000.00              $1,003.20                 $2.50
Hypothetical (5% return before expenses)             $1,000.00              $1,022.50                 $2.53
*Expenses are equal to the Fund's annualized expense ratio of 0.50% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES BENCHMARK CORE BOND FUND

                                                               PRINCIPAL AMOUNT  VALUE (A)
------------------------------------------------------------------------------------------

BONDS AND NOTES - 98.4% OF TOTAL NET ASSETS

AEROSPACE/DEFENSE - 0.5%
Boeing Capital Corp., 6.100%, 3/01/2011                                  50,000 $   54,763
                                                                                ----------
ASSET-BACKED SECURITIES - 10.4%
Americredit Automobile Receivables Trust, Series 2003-DM,
 Class A4, 2.840%, 8/06/2010                                             50,000     49,784
Americredit Automobile Receivables Trust, Series 2004-BM,
 Class A4, 2.670%, 3/07/2011                                             45,000     44,214
Chase Manhattan Auto Owner Trust, Series 2002-B, Class A3,
 3.580%, 5/15/2006                                                       16,875     16,910
CNH Equipment Test, Series 2004-A, Class A4B,
 3.480%, 9/15/2011                                                       65,000     64,736
Countrywide Asset Backed Certificates, 3.438%, 12/25/2018               100,000    100,140
Ford Credit Auto Owner Trust, Series 2004-A, Class A4,
 3.540%, 11/15/2008                                                      85,000     85,587
MBNA Credit Card Master Note Trust, Series 2004-A4,
 Class A4, 2.700%, 9/15/2009                                             90,000     89,068
Onyx Acceptance Owner Trust, Class 2004-B, Class A4,
 3.890%, 2/15/2011                                                      180,000    181,963
Residential Asset Mortgage Products, Inc., Series 2004-RZ1,
 Class AI3, 2.870%, 8/25/2030                                            65,000     64,379
Residential Asset Mortgage Products, Inc., Series 2004-RZ1,
 Class AI5, 4.070%, 7/25/2032                                            55,000     54,836
Residential Funding Mortgage Securities II, Series 2003-HI4,
 Class A4, 4.590%, 4/25/2018                                             95,000     96,013
Residential Funding Mortgage Securities II, Series 2004-HI1,
 Class A4, 4.140%, 9/25/2018                                            136,000    134,350
Residential Funding Mortgage Securities II, Series 2004-H13,
 Class A4, 4.630%, 3/25/2019                                             25,000     24,981
Residential Funding Mortgage Securities II, Series 2004-HI3,
 Class A3, 3.810%, 12/25/2016                                            65,000     64,888
USAA Auto Owner Trust, Series 2004-1,
 Class A4, 2.670%, 10/15/2010                                            55,000     54,359
USAA Auto Owner Trust, Series 2004-2,
 Class A4, 3.580%, 2/15/2011                                             30,000     30,255
WFS Financial Owner Trust, 3.930%, 2/17/2012
 Series 2004-3, Class A4                                                120,000    120,084
                                                                                ----------
                                                                                 1,276,547
                                                                                ----------
AUTOMOTIVE - 2.2%
DaimlerChrysler NA Holding Corp., 6.400%, 5/15/2006                      55,000     57,875
Ford Motor Co., 6.375%, 2/01/2029                                        55,000     48,340
Ford Motor Credit Co., 6.500%, 1/25/2007                                 35,000     37,071
General Motors Acceptance Corp., 6.875%, 9/15/2011                      125,000    131,128
                                                                                ----------
                                                                                   274,414
                                                                                ----------
BANKING - 2.1%
Bank of America Corp., 7.400%, 1/15/2011                                 55,000     64,099
J.P. Morgan Chase & Co., 6.750%, 2/01/2011                               70,000     78,754
MBNA America Bank, 4.625%, 8/03/2009                                     60,000     61,302
Wells Fargo & Co., 3.125%, 4/01/2009                                     60,000     58,415
                                                                                ----------
                                                                                   262,570
                                                                                ----------
BROKERAGE - 1.8%
Bear Stearns Cos., Inc., 2.875%, 7/02/2008                               65,000     63,136
Goldman Sachs Group, Inc., 7.350%, 10/01/2009                            45,000     51,624

                                                            PRINCIPAL AMOUNT  VALUE (A)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

BROKERAGE - CONTINUED
Lehman Brothers Holdings, Inc., 7.375%, 1/15/2007                     45,000 $   49,247
Morgan Stanley, 4.750%, 4/01/2014                                     65,000     62,925
                                                                             ----------
                                                                                226,932
                                                                             ----------
CHEMICALS - 0.5%
Eastman Chemical Co., 6.300%, 11/15/2018                              60,000     64,237
                                                                             ----------
CONSTRUCTION MACHINERY - 1.1%
Caterpillar Financial Services Corp., 4.875%, 6/15/2007               50,000     52,080
John Deere Capital Corp., 5.100%, 1/15/2013                           75,000     77,334
                                                                             ----------
                                                                                129,414
                                                                             ----------
ELECTRIC - 3.8%
Consolidated Edison Company of New York,
 5.625%, 7/01/2012                                                    60,000     64,087
Constellation Energy Group, Inc., 7.600%, 4/01/2032                   50,000     58,729
Dominion Resources, Inc., 5.700%, 9/17/2012                           75,000     78,864
Duke Energy Corp., 4.200%, 10/01/2008                                 80,000     80,819
Exelon Corp., 6.750%, 5/01/2011                                       50,000     55,828
MidAmerican Energy Holdings Co., 6.375%, 6/15/2006                    45,000     47,485
Progress Energy, Inc., 6.050%, 4/15/2007                              25,000     26,449
Progress Energy, Inc., 6.750%, 3/01/2006                              50,000     52,508
                                                                             ----------
                                                                                464,769
                                                                             ----------
ELECTRONICS - 0.5%
Motorola, Inc., 5.800%, 10/15/2008                                    55,000     58,627
                                                                             ----------
ENTERTAINMENT - 0.6%
AOL Time Warner, Inc., 7.625%, 4/15/2031                              25,000     28,775
Time Warner, Inc., 8.180%, 8/15/2007                                  45,000     50,359
                                                                             ----------
                                                                                 79,134
                                                                             ----------
FOOD & BEVERAGE - 1.3%
ConAgra Foods, Inc., 6.750%, 9/15/2011                                45,000     50,631
General Mills, Inc., 6.000%, 2/15/2012                                55,000     59,242
Kraft Foods, Inc., 5.625%, 11/01/2011                                 50,000     52,812
                                                                             ----------
                                                                                162,685
                                                                             ----------
GAMING - 0.2%
Harrahs Operating Inc., 7.125%, 6/01/2007                             10,000     10,850
Harrahs Operating Inc., 7.500%, 1/15/2009                             15,000     16,781
                                                                             ----------
                                                                                 27,631
                                                                             ----------
GOVERNMENT AGENCIES - 10.0%
Federal Farm Credit Bank, 2.375%, 10/02/2006                         100,000     99,021
Federal Home Loan Bank, 2.500%, 3/15/2006                            175,000    174,760
Federal Home Loan Bank, 4.500%, 9/16/2013                            175,000    174,801
Federal Home Loan Mortgage Corp., 2.750%, 3/15/2008                  120,000    117,922
Federal Home Loan Mortgage Corp., 4.500%, 1/15/2014                  170,000    169,160
Federal National Mortgage Association, 3.250%, 11/15/2007            180,000    180,011
Federal National Mortgage Association, 3.250%, 8/15/2008              75,000     74,372
Federal National Mortgage Association, 3.250%, 2/15/2009              75,000     73,875
Federal National Mortgage Association, 4.625%, 10/15/2013            170,000    170,998
                                                                             ----------
                                                                              1,234,920
                                                                             ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                                PRINCIPAL AMOUNT VALUE (A)
------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

INDEPENDENT/ENERGY - 1.4%
Encana Corp., 6.500%, 8/15/2034                                           25,000  $ 26,721
Pioneer Natural Resources Co., 6.500%, 1/15/2008                          55,000    59,620
Union Oil Co., 7.500%, 2/15/2029                                          20,000    23,842
XTO Energy, Inc., 4.900%, 2/01/2014                                       60,000    59,641
                                                                                 ---------
                                                                                   169,824
                                                                                 ---------
INFORMATION/DATA TECHNOLOGY - 0.6%
Hewlett-Packard Co., 3.625%, 3/15/2008                                    70,000    70,229
                                                                                 ---------
INTEGRATED/ENERGY - 1.0%
Pemex Project Funding Master Trust, 6.125%, 8/15/2008                     60,000    63,000
Pemex Project Funding Master Trust, 7.875%, 2/01/2009                     50,000    55,750
                                                                                 ---------
                                                                                   118,750
                                                                                 ---------
MEDIA CABLE - 0.6%
Comcast Cable Communications, 6.750%, 1/30/2011                           70,000    77,644
                                                                                 ---------
MEDIA NON-CABLE - 0.9%
Clear Channel Communications, Inc., 4.250%, 5/15/2009                     50,000    49,544
Clear Channel Communications, Inc., 6.000%, 11/01/2006                    55,000    57,753
                                                                                 ---------
                                                                                   107,297
                                                                                 ---------
METALS & MINING - 0.6%
Alcoa, Inc., 6.000%, 1/15/2012                                            70,000    76,610
                                                                                 ---------
MORTGAGE RELATED - 30.9%
Federal Home Loan Mortgage Corp., 4.000%, 7/01/2019                      274,973   268,579
Federal Home Loan Mortgage Corp., 4.500%, 2/01/2019                      118,143   117,832
Federal Home Loan Mortgage Corp., 4.500%, 4/01/2019                      289,971   289,209
Federal Home Loan Mortgage Corp., 5.000%, 5/01/2034                      118,307   117,285
Federal Home Loan Mortgage Corp., 5.500%, 1/01/2019                      253,813   262,568
Federal Home Loan Mortgage Corp., 6.000%, 7/01/2033                       19,866    20,548
Federal Home Loan Mortgage Corp., 6.500%, 1/01/2027                        5,580     5,877
Federal Home Loan Mortgage Corp., 6.500%, 5/01/2032                       51,333    53,893
Federal Home Loan Mortgage Corp., 7.500%, 9/01/2008                       95,813   100,044
Federal Home Loan Mortgage Corp., 8.000%, 7/01/2025                        1,182     1,294
Federal Home Loan Mortgage Corp., 8.000%, 12/01/2026                       3,076     3,365
Federal National Mortgage Association, 4.500%, 8/01/2033                  58,803    56,775
Federal National Mortgage Association, 4.500%, 4/01/2034                 121,231   116,887
Federal National Mortgage Association, 5.000%, 4/01/2034                 102,641   101,689
Federal National Mortgage Association, 5.000%, 5/01/2034                 107,135   106,142
Federal National Mortgage Association, 5.500%, 2/01/2018                  94,032    97,397
Federal National Mortgage Association, 5.500%, 10/01/2018                 53,837    55,727
Federal National Mortgage Association, 5.500%, 5/01/2033                 119,123   120,961
Federal National Mortgage Association, 5.500%, 7/01/2033                  65,371    66,454
Federal National Mortgage Association, 5.500%, 12/01/2033                205,894   209,071
Federal National Mortgage Association, 5.500%, 4/01/2034                 121,172   122,927
Federal National Mortgage Association, 6.000%, 11/01/2016                 52,567    55,158
Federal National Mortgage Association, 6.000%, 10/01/2017                 81,684    85,707
Federal National Mortgage Association, 6.000%, 6/01/2032                  20,688    21,437
Federal National Mortgage Association, 6.000%, 9/01/2033                  36,505    37,825
Federal National Mortgage Association, 6.000%, 10/01/2033                118,298   122,575
Federal National Mortgage Association, 6.000%, 30 year TBA(c)            125,000   128,789
Federal National Mortgage Association, 6.500%, 11/25/2014                  9,094     9,083
Federal National Mortgage Association, 6.500%, 7/01/2032                  12,073    12,673
Federal National Mortgage Association, 6.500%, 8/01/2032                  19,786    20,769
Federal National Mortgage Association, 6.500%, 9/01/2032                  46,646    48,963

                                                             PRINCIPAL AMOUNT  VALUE (A)
----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - CONTINUED
Federal National Mortgage Association, 6.500%, 10/01/2033             462,593 $  485,645
Federal National Mortgage Association, 7.000%, 4/01/2016               48,055     51,005
Federal National Mortgage Association, 7.500%, 1/01/2027                5,201      5,589
Federal National Mortgage Association, 7.500%, 12/01/2030              16,053     17,206
Federal National Mortgage Association, 7.500%, 6/01/2031               10,554     11,312
Federal National Mortgage Association, 7.500%, 3/01/2032               12,800     13,709
Federal National Mortgage Association, 8.000%, 6/01/2015               35,808     38,245
Government National Mortgage Association, 5.500%, 7/20/2033           124,246    126,428
Government National Mortgage Association, 6.000%, 11/20/2033           84,181     87,274
Government National Mortgage Association, 6.500%, 4/15/2026             6,466      6,853
Government National Mortgage Association, 6.500%, 5/15/2032            64,911     68,555
Government National Mortgage Association, 7.000%, 4/15/2031            13,831     14,756
Government National Mortgage Association, 7.000%, 7/15/2031            10,496     11,197
Government National Mortgage Association, 8.500%, 4/15/2023             4,770      5,283
Government National Mortgage Association, 8.500%, 4/15/2030            13,818     15,183
Government National Mortgage Association, 9.500%, 9/15/2020             7,687      8,719
                                                                              ----------
                                                                               3,804,462
                                                                              ----------
NON-CAPTIVE CONSUMER - 1.4%
Capital One Bank, 4.875%, 5/15/2008                                    60,000     62,144
Countrywide Home Loans, Inc., 5.500%, 2/01/2007                        55,000     57,666
Household Finance Corp., 7.200%, 7/15/2006                             50,000     53,590
                                                                              ----------
                                                                                 173,400
                                                                              ----------
NON-CAPTIVE DIVERSIFIED - 0.5%
Cit Group Inc. New, 4.000%, 5/08/2008                                  60,000     60,583
                                                                              ----------
OIL FIELD SERVICES - 0.9%
Ensco International, Inc., 6.750%, 11/15/2007                          50,000     54,288
Transocean Sedco Forex, Inc., 6.750%, 4/15/2005                        50,000     50,931
                                                                              ----------
                                                                                 105,219
                                                                              ----------
PAPER - 1.0%
International Paper Co., 6.750%, 9/01/2011                             50,000     55,716
Weyerhaeuser Co., 6.750%, 3/15/2012                                    55,000     61,676
                                                                              ----------
                                                                                 117,392
                                                                              ----------
PHARMACEUTICALS - 0.6%
Schering-Plough Corp., 5.300%, 12/01/2013                              75,000     77,616
                                                                              ----------
PIPELINES - 1.5%
Columbia Gas Systems, Inc., 7.050%, 11/28/2007                         45,000     46,938
Kinder Morgan Energy Partners LP, 7.125%, 3/15/2012                    50,000     56,955
Kinder Morgan, Inc., 6.500%, 9/01/2012                                 75,000     82,466
                                                                              ----------
                                                                                 186,359
                                                                              ----------
RAILROADS - 1.0%
CSX Corp., 6.750%, 3/15/2011                                           65,000     72,174
Norfolk Southern Corp., 6.750%, 2/15/2011                              45,000     50,540
                                                                              ----------
                                                                                 122,714
                                                                              ----------
REAL ESTATE INVESTMENT TRUSTS - 2.0%
Archstone Smith Trust, 3.000%, 6/15/2008                               40,000     38,804
CarrAmerica Reality Corp., 5.250%, 11/30/2007                          25,000     26,171
EOP Opererating LP, 6.625%, 3/15/2012                                  55,000     61,129
First Industrial LP, 5.250%, 6/15/2009                                 60,000     61,798
Simon Property Group LP, 6.375%, 11/15/2007                            55,000     59,483
                                                                              ----------
                                                                                 247,385
                                                                              ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                             PRINCIPAL AMOUNT   VALUE (A)
-----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

RETAILERS - 0.5%
Wal-Mart Stores, Inc., 4.550%, 5/01/2013                               65,000 $    65,453
                                                                              -----------
SOVEREIGNS - 0.4%
United Mexican States, 6.375%, 1/16/2013                               50,000      52,650
                                                                              -----------
SUPERMARKETS - 1.1%
Albertson's, Inc., 7.500%, 2/15/2011                                   55,000      63,615
Kroger Co., (The), 6.375%, 3/01/2008                                   65,000      70,473
                                                                              -----------
                                                                                  134,088
                                                                              -----------
TOBACCO - 1.0%
Altria Group, Inc., 7.000%, 11/04/2013                                 50,000      52,168
Loews Corp., 5.250%, 3/15/2016                                         65,000      65,443
                                                                              -----------
                                                                                  117,611
                                                                              -----------
TREASURIES - 13.5%
U.S. Treasury Bills, 1.153%, 12/09/2004(d)                            130,000     129,595
U.S. Treasury Bonds, 5.250%, 11/15/2028                               255,000     265,220
U.S. Treasury Bonds, 5.250%, 2/15/2029                                485,000     504,912
U.S. Treasury Notes, 2.375%, 1/15/2025(e)                             150,726     157,020
U.S. Treasury Notes, 2.625%, 11/15/2006                                 5,000       4,998
U.S. Treasury Notes, 3.000%, 11/15/2007                               245,000     245,718
U.S. Treasury Notes, 3.250%, 8/15/2007                                240,000     242,653
U.S. Treasury Notes, 3.625%, 5/15/2013                                 60,000      58,533
U.S. Treasury Notes, 5.000%, 2/15/2011                                 45,000      48,380
                                                                              -----------
                                                                                1,657,029
                                                                              -----------
WIRELINES - 2.0%
Deutsche Telekom International Finance BV, 5.250%, 7/22/2013           50,000      51,167
Sprint Capital Corp., 7.625%, 1/30/2011                                60,000      69,320
Telecom Italia Capital, 5.250%, 11/15/2013, 144A                       50,000      50,943
Telus Corp., 7.500%, 6/01/2007                                         20,000      21,931
Verizon Pennsylvania, Inc., Series A, 5.650%, 11/15/2011               49,000      51,726
                                                                              -----------
                                                                                  245,087
                                                                              -----------

TOTAL BONDS AND NOTES
 (Identified Cost $12,012,733)                                                 12,104,045
                                                                              -----------

TOTAL INVESTMENTS - 98.4%
 (Identified Cost $12,012,733)(b)                                              12,104,045
 Other assets less liabilities--1.6%                                              202,587
                                                                              -----------

TOTAL NET ASSETS - 100%                                                       $12,306,632
                                                                              -----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information: At September 30, 2004, the net unrealized appreciation on investments based on cost of $12,052,127 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation
   for all investments in which there is an
   excess of value over tax cost                                                      $ 121,667
   Aggregate gross unrealized depreciation
   for all investments in which there is an
   excess of tax cost over value                                                       (69,749)
                                                                                      ---------
   Net unrealized appreciation                                                        $  51,918
                                                                                      ---------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $566,150 of which $523,203 expires on September 30, 2009, $40,237 expires on September 30, 2010 and $2,710 expires on September 30, 2012. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
   For the year ended September 30, 2004, the Fund has elected to defer
   $168,331 of capital losses attributable to Post-October losses.
   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $651,300 in undistributed ordinary income and $0 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, premium amortization accruals and wash sales.
(c)TBA - To be announced. See Note 2h of Notes to Financial Statements.
(d)Interest rate represents annualized yield at the time of purchase; not a coupon rate.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

(e)Treasury Inflation Protected Security (TIPS).
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $50,943 or 0.41% of total net assets.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Mortgage Related              30.9%
Treasuries                    13.5
Asset-Backed Securities       10.4
Government Agencies           10.0
Electric                       3.8
Automotive                     2.2
Banking                        2.1
Real Estate Investment Trusts  2.0
Wirelines                      2.0
Other, less than 2% each      21.5

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES BOND FUND

                                                        PRINCIPAL AMOUNT   VALUE (A)
------------------------------------------------------------------------------------

BONDS AND NOTES - 89.8% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 86.1%

AIRLINES - 1.3%
American Airlines, Inc., 6.978%, 4/01/2011          USD        3,497,431 $ 3,455,400
American Airlines, Inc., Series 1999-1,
 7.024%, 10/15/2009                                            1,000,000     982,676
Continental Airlines, Inc., 6.703%, 12/15/2022                 4,902,796   4,569,034
Continental Airlines, Inc., Series 1999-1C,
 6.954%, 8/02/2009                                             2,007,892   1,527,992
Continental Airlines, Inc., Series 1997-4A,
 6.900%, 1/02/2018                                             2,973,886   2,863,375
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                             6,872,295   6,432,736
Continental Airlines, Inc., Series 1999-1A,
 6.545%, 2/02/2019                                             4,468,892   4,312,863
Continental Airlines, Inc., Series 1999-1B,
 6.795%, 8/02/2018                                               232,845     186,453
Continental Airlines, Inc., Series 2000-2,
 7.487%, 4/02/2012                                               825,000     804,191
Continental Airlines, Inc., Series 2000-2,
 7.707%, 10/02/2022                                            5,501,915   5,346,292
Continental Airlines, Inc., Series 98-1, Class B,
 6.748%, 3/15/2017                                               464,669     357,428
Continental Airlines, Inc., Series 99-2, Class B,
 7.566%, 3/15/2020                                             2,012,870   1,556,746
US Airways, 6.850%, 7/30/2019                                  1,291,811   1,180,403
                                                                         -----------
                                                                          33,575,589
                                                                         -----------
AUTOMOTIVE - 1.1%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                    3,000,000   3,000,000
Dana Corp., 9.000%, 8/15/2011                                    695,000   1,030,183
Ford Motor Co., 6.375%, 2/01/2029                              1,500,000   1,318,375
Ford Motor Co., 6.625%, 10/01/2028                             1,500,000   1,357,974
Ford Motor Credit Co., 7.250%, 2/22/2005            GBP        5,250,000   9,567,798
Ford Motor Credit Co., 7.375%, 10/28/2009           USD          500,000     547,668
General Motors Acceptance Corp., 5.625%, 5/15/2009             2,040,000   2,079,609
General Motors Acceptance Corp., 6.375%, 12/07/2007 GBP          500,000     915,567
General Motors Acceptance Corp., 6.875%, 8/28/2012  USD          200,000     207,822
General Motors Acceptance Corp., 7.000%, 12/07/2005 GBP        4,315,000   7,963,104
General Motors Corp., 6.750%, 5/01/2028             USD          500,000     469,242
                                                                         -----------
                                                                          28,457,342
                                                                         -----------
BANKING - 1.0%
Bangkok Bank PLC/Hong Kong,
 9.025%, 3/15/2029, 144A                                      16,880,000  18,898,780
Keycorp Capital II, 6.875%, 3/17/2029                          6,500,000   6,928,110
                                                                         -----------
                                                                          25,826,890
                                                                         -----------
CHEMICALS - 1.4%
Borden, Inc., 7.875%, 2/15/2023                               13,182,000  10,677,420
Borden, Inc., 9.200%, 3/15/2021                                2,925,000   2,705,625
IMC Global, Inc., 6.875%, 7/15/2007                            5,990,000   6,349,400
IMC Global, Inc., 7.300%, 1/15/2028                            8,215,000   8,297,150
IMC Global, Inc., 7.375%, 8/01/2018                            7,525,000   7,901,250
                                                                         -----------
                                                                          35,930,845
                                                                         -----------

                                                          PRINCIPAL AMOUNT   VALUE (A)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONSUMER PRODUCTS - 0.5%
Bausch & Lomb, Inc., 7.125%, 8/01/2028                USD       12,705,000 $13,433,962
Hasbro, Inc., 6.600%, 7/15/2028                                    500,000     502,500
                                                                           -----------
                                                                            13,936,462
                                                                           -----------
ELECTRIC - 2.7%
AES Corp., 7.750%, 3/01/2014                                     4,875,000   5,033,437
AES Corp., 8.375%, 3/01/2011                          GBP        1,990,000   3,641,433
AES Corp., 8.875%, 2/15/2011                          USD          315,000     350,438
AES Corp., 8.875%, 11/01/2027                                   11,465,000  11,020,731
Calpine Canada Energy Finance, 8.750%, 10/15/2007     CAD          500,000     277,590
Calpine Corp., 7.750%, 4/15/2009                      USD        2,625,000   1,680,000
Calpine Corp., 7.875%, 4/01/2008                                 1,000,000     675,000
Calpine Corp., 8.500%, 2/15/2011                                 1,000,000     640,000
Calpine Corp., 8.750%, 7/15/2013, 144A                           9,185,000   6,934,675
Commonwealth Edison Co., 4.750%, 12/01/2011                        537,000     537,317
Edison Mission Energy, 7.730%, 6/15/2009                         1,835,000   1,926,750
Empresa Nacional de Electricidad SA (Endesa-Chile),
 7.875%, 2/01/2027                                              11,581,000  11,804,699
Enersis SA, 7.375%, 1/15/2014                                    3,435,000   3,600,275
Enersis SA, 7.400%, 12/01/2016                                   7,650,000   8,012,289
Power Receivables Finance LLC,
 6.290%, 1/01/2012, 144A                                         3,467,335   3,633,455
Quezon Power Philippines Co., 8.860%, 6/15/2017                  7,264,688   6,538,219
Salton Sea Funding Corp., Series E, 8.300%, 5/30/2011            2,052,775   2,268,317
Salton Sea Funding Corp., Series F, 7.475%,
 11/30/2018                                                        227,292     241,498
Southern California Edison Co., 7.625%, 1/15/2010                2,000,000   2,321,268
Texas-New Mexico Power Co., 6.250%, 1/15/2009                    1,000,000   1,054,595
                                                                           -----------
                                                                            72,191,986
                                                                           -----------
ELECTRONICS - 3.6%
Corning Glass, 8.875%, 3/15/2016                                   825,000     947,552
Corning, Inc., 5.900%, 3/15/2014                                 9,330,000   9,119,394
Corning, Inc., 6.200%, 3/15/2016                                 5,155,000   5,064,220
Corning, Inc., 6.750%, 9/15/2013                                13,600,000  14,174,260
Corning, Inc., 6.850%, 3/01/2029                                 2,550,000   2,367,810
Lucent Technologies, Inc., 6.450%, 3/15/2029                    49,920,000  40,435,200
Lucent Technologies, Inc., 6.500%, 1/15/2028                       500,000     405,000
Motorola, Inc., 5.800%, 10/15/2008                                 450,000     479,680
Motorola, Inc., 6.500%, 11/15/2028                               3,749,000   3,892,774
Motorola, Inc., 7.625%, 11/15/2010                                 600,000     702,136
Nortel Networks Corp., 6.875%, 9/01/2023                         9,607,000   8,790,405
Northern Telecom Capital Corp., 7.875%, 6/15/2026                1,900,000   1,833,500
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                        5,400,000   6,055,479
Amkor Technology, Inc., 7.125%, 3/15/2011                        1,485,000   1,217,700
Amkor Technology, Inc., 10.500%, 5/01/2009                         500,000     425,000
                                                                           -----------
                                                                            95,910,110
                                                                           -----------
FOREIGN LOCAL GOVERNMENTS - 12.2%
Milit-Air, Inc., 5.750%, 6/30/2019                    CAD        6,019,496   4,996,489
Ontario Hydro, Zero Coupon Bond, 11/27/2020                      1,507,000     478,186
Province of Alberta, 5.930%, 9/16/2016                          24,467,506  20,715,440
Province of British Columbia, 5.250%, 12/01/2006                26,460,000  21,807,019
Province of British Columbia, 6.000%, 6/09/2008                 66,745,000  56,806,170

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                   PRINCIPAL AMOUNT    VALUE (A)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

FOREIGN LOCAL GOVERNMENTS - CONTINUED
Province of Manitoba, 5.750%, 6/02/2008        CAD       74,125,000 $ 62,570,471
Province of Manitoba (Certificate of Deposit),
 Zero Coupon Bond, 7/22/2013                              2,500,000    1,274,993
Province of Ontario, 3.500%, 9/08/2006                   52,020,000   41,430,340
Province of Ontario, 5.700%, 12/01/2008                  25,000,000   21,091,327
Province of Ontario, 5.900%, 3/08/2006                    8,755,000    7,210,368
Province of Saskatchewan, Zero Coupon Bond,
 4/10/2014                                               27,000,000   13,190,245
Province of Saskatchewan, 5.500%, 6/02/2008                 775,000      648,969
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012   MXN      895,400,000   74,330,940
                                                                    ------------
                                                                     326,550,957
                                                                    ------------
GOVERNMENT AGENCIES - 9.6%
Federal Home Loan Mortgage Corp.,
 2.875%, 5/15/2007                             USD       35,000,000   34,866,685
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                             SGD        9,250,000    5,662,057
Federal Home Loan Mortgage Corp.,
 5.500%, 9/15/2011                             USD       15,000,000   16,154,670
Federal National Mortgage Association,
 Zero Coupon Bond, 10/29/2007                  NZD      103,925,000   57,566,654
Federal National Mortgage Association,
 2.290%, 2/19/2009                             SGD      145,900,000   85,566,357
Federal National Mortgage Association,
 2.375%, 2/15/2007                             USD       10,000,000    9,868,890
Federal National Mortgage Association,
 5.250%, 1/15/2009                                       31,665,000   33,725,252
Federal National Mortgage Association,
 5.375%, 11/15/2011                                       7,700,000    8,218,094
Federal National Mortgage Association,
 5.500%, 3/15/2011                                        5,000,000    5,383,085
                                                                    ------------
                                                                     257,011,744
                                                                    ------------
HEALTHCARE - 1.2%
Columbia/HCA Healthcare Corp.,
 7.050%, 12/01/2027                                       7,325,000    7,120,830
Columbia/HCA Healthcare Corp.,
 7.190%, 11/15/2015                                       4,500,000    4,872,335
Columbia/HCA Healthcare Corp.,
 7.500%, 12/15/2023                                       1,965,000    2,015,176
Columbia/HCA Healthcare Corp.,
 7.580%, 9/15/2025                                        1,300,000    1,355,809
Columbia/HCA Healthcare Corp.,
 7.690%, 6/15/2025                                        5,000,000    5,299,770
Columbia/HCA Healthcare Corp.,
 7.750%, 7/15/2036                                        1,000,000    1,044,951
HCA, Inc., 5.750%, 3/15/2014                              2,750,000    2,726,221
HCA, Inc., 6.250%, 2/15/2013                              3,000,000    3,092,187
HCA, Inc., 6.300%, 10/01/2012                             2,500,000    2,591,922
HCA, Inc., 7.500%, 11/06/2033                             1,000,000    1,050,113
                                                                    ------------
                                                                      31,169,314
                                                                    ------------
HOME CONSTRUCTION - 0.2%
Pulte Corp., 7.300%, 10/24/2005                           1,000,000    1,044,734
Pulte Corp., 7.625%, 10/15/2017                           1,100,000    1,279,728

                                                       PRINCIPAL AMOUNT   VALUE (A)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

HOME CONSTRUCTION - CONTINUED
Pulte Homes, Inc., 6.375%, 5/15/2033               USD        2,000,000 $ 1,966,292
Pulte Homes, Inc., 7.875%, 6/15/2032                          1,900,000   2,236,515
                                                                        -----------
                                                                          6,527,269
                                                                        -----------
INFORMATION/DATA TECHNOLOGY - 1.7%
Arrow Electronics, Inc., 6.875%, 7/01/2013                   17,380,000  18,805,560
Arrow Electronics, Inc., 6.875%, 6/01/2018                      250,000     260,213
Xerox Capital Trust I, 8.000%, 2/01/2027                     25,440,000  25,058,400
Xerox Corp., 7.200%, 4/01/2016                                  615,000     628,837
                                                                        -----------
                                                                         44,753,010
                                                                        -----------
INTEGRATED/ENERGY - 2.1%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A           38,705,000  37,737,375
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022                                            1,580,000   1,796,460
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A            16,458,000  16,211,130
Phillips 66 Capital Trust II, 8.000%, 1/15/2037               1,000,000   1,135,538
                                                                        -----------
                                                                         56,880,503
                                                                        -----------
LIFE INSURANCE - 0.8%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                           SGD       38,400,000  22,589,706
                                                                        -----------
LODGING - 0.1%
ITT Corp., 7.375%, 11/15/2015                      USD        2,500,000   2,725,000
                                                                        -----------
MEDIA CABLE - 1.3%
Charter Communications Holdings LLC,
 9.625%, 11/15/2009                                          22,430,000  17,663,625
Charter Communications Holdings LLC,
 10.000%, 4/01/2009                                             500,000     405,000
Charter Communications Holdings LLC,
 10.000%, 5/15/2011                                           1,100,000     847,000
Comcast Corp., 5.500%, 3/15/2011                              3,000,000   3,127,113
CSC Holdings, Inc., 7.875%, 2/15/2018                         1,550,000   1,600,375
NTL Cable Plc, 9.750%, 4/15/2014, 144A             GBP        5,605,000  10,104,076
Shaw Comunications, Inc., 7.500%, 11/20/2013       CAD          930,000     781,853
                                                                        -----------
                                                                         34,529,042
                                                                        -----------
METALS & MINING - 0.5%
AK Steel Corp., 7.750%, 6/15/2012                  USD        3,730,000   3,646,075
Vale Overseas Ltd., 8.250%, 1/17/2034                        10,730,000  10,434,925
                                                                        -----------
                                                                         14,081,000
                                                                        -----------
MORTGAGE RELATED - 0.0%
Federal Home Loan Mortgage Corp.,
 5.000%, 12/01/2031                                             593,944     590,537
                                                                        -----------
NON-CAPTIVE DIVERSIFIED - 0.1%
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                                 SGD        4,250,000   2,455,193
                                                                        -----------
OIL FIELD SERVICES - 0.2%
Pecom Energia SA, 8.125%, 7/15/2010, 144A          USD        5,640,000   5,625,900
                                                                        -----------
PACKAGING - 0.1%
Owens-Illinois, Inc., 7.800%, 5/15/2018                       2,815,000   2,730,550
                                                                        -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                     PRINCIPAL AMOUNT   VALUE (A)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PAPER - 2.5%
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028    USD        1,500,000 $ 1,308,750
Boise Cascade Corp., 7.350%, 2/01/2016                      1,975,000   2,323,773
Boise Cascade Corp., Series A, 7.450%, 8/10/2011           18,400,000  21,151,702
Fort James Corp., 7.750%, 11/15/2023                        2,500,000   2,818,750
Georgia-Pacific Corp. (Timber Group), 7.250%,
 6/01/2028                                                  5,165,000   5,345,775
Georgia-Pacific Group, 7.375%, 12/01/2025                  15,885,000  16,917,525
Georgia-Pacific Group, 7.750%, 11/15/2029                  13,855,000  14,894,125
International Paper Co., 4.250%, 1/15/2009                  2,000,000   2,006,880
Tembec Industries, Inc., 7.750%, 3/15/2012                  1,000,000   1,005,000
                                                                      -----------
                                                                       67,772,280
                                                                      -----------
PHARMACEUTICALS - 0.4%
Pharma Services Intermediate Holding Corp., Zero
 Coupon Bond, 4/01/2014
 (step to 11.500% on 4/01/09), 144A(e)                     17,500,000  11,025,000
                                                                      -----------
PIPELINES - 2.4%
Coastal Corp., 6.375%, 2/01/2009                            2,350,000   2,256,000
Coastal Corp., 6.950%, 6/01/2028                            8,279,000   6,664,595
El Paso Corp., 5.750%, 3/14/2006                            4,000,000   4,940,926
El Paso Corp., 7.000%, 5/15/2011                              440,000     424,600
El Paso Corp., 7.750%, 1/15/2032                              500,000     436,250
El Paso Energy, 7.800%, 8/01/2031                           1,000,000     877,500
KN Capital Trust, 7.630%, 4/15/2028                        15,750,000  17,290,996
Southern Natural Gas Co., 7.350%, 2/15/2031                 1,500,000   1,481,250
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028             14,625,000  13,893,750
Tennessee Gas Pipeline Co., 7.500%, 4/01/2017               1,700,000   1,763,750
Williams Cos., Inc., 7.500%, 1/15/2031                     13,985,000  14,054,925
                                                                      -----------
                                                                       64,084,542
                                                                      -----------
PROPERTY & CASUALTY INSURANCE - 0.1%
Aon Corp., 7.375%, 12/14/2012                               2,500,000   2,875,165
                                                                      -----------
RAILROADS - 0.4%
Missouri Pacific Railroad Co., 5.000%, 1/01/2045            7,346,000   5,307,485
TFM SA de CV, 11.750%, 6/15/2009                            5,475,000   5,529,750
                                                                      -----------
                                                                       10,837,235
                                                                      -----------
REAL ESTATE INVESTMENT TRUSTS - 1.9%
AMB Property Corp., 7.500%, 6/30/2018                       7,500,000   8,683,477
First Industrial LP, 7.500%, 12/01/2017                     8,400,000   9,582,056
First Industrial LP, 7.600%, 7/15/2028                     15,250,000  16,900,477
Health Care Property Investors, Inc., 6.000%,
 3/01/2015                                                    500,000     521,936
Highwoods Realty LP, 7.500%, 4/15/2018                      5,640,000   5,953,528
Spieker Properties, Inc., 7.500%, 10/01/2027                2,098,000   2,354,690
TriNet Corporate Realty Trust, Inc., 7.700%,
 7/15/2017                                                  5,000,000   5,669,250
                                                                      -----------
                                                                       49,665,414
                                                                      -----------
RESTAURANTS - 0.1%
McDonald's Corp., 3.627%, 10/10/2010             SGD        3,750,000   2,272,566
                                                                      -----------

                                                         PRINCIPAL AMOUNT    VALUE (A)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

RETAILERS - 1.0%
Dillard's, Inc., 6.625%, 1/15/2018                   USD        1,920,000 $  1,833,600
Dillard's, Inc., 7.000%, 12/01/2028                             1,125,000    1,057,500
Dillard's, Inc., 7.750%, 7/15/2026                              7,182,000    7,110,180
Dillard's, Inc., 7.750%, 5/15/2027                              1,000,000      990,000
J.C. Penney Co., Inc., 6.875%, 10/15/2015                         720,000      766,800
J.C. Penney Co., Inc., 7.125%, 11/15/2023                       3,386,000    3,580,695
J.C. Penney Co., Inc., 7.650%, 8/15/2016                        2,620,000    2,973,700
J.C. Penney Co., Inc., 7.950%, 4/01/2017                        3,500,000    4,042,500
Woolworth Corp., 8.500%, 1/15/2022                              4,475,000    4,765,875
                                                                          ------------
                                                                            27,120,850
                                                                          ------------
SOVEREIGNS - 14.1%
Bangko Sentral Pilipinas, 8.600%, 6/15/2027                     6,300,000    5,418,000
Canadian Government, 4.250%, 9/01/2008               CAD       69,120,000   55,718,115
Canadian Government, 4.500%, 9/01/2007                         69,350,000   56,465,096
Canadian Government, 6.000%, 9/01/2005                        104,590,000   85,302,007
Canadian Government, Series WH31,
 6.000%, 6/01/2008                                             52,500,000   44,836,420
Petroleos Mexicanos, 8.625%, 12/01/2023, 144A        USD        6,485,000    7,328,050
PF Export Receivables Master Trust,
 6.436%, 6/01/2015, 144A                                        2,618,182    2,627,215
Republic of Argentina, 8.875%, 3/01/2029(d)                     1,000,000      227,950
Republic of Brazil, 8.250%, 1/20/2034                          37,005,000   32,989,957
Republic of Brazil, 8.875%, 4/15/2024                          32,625,000   31,254,750
Republic of Brazil, 10.125%, 5/15/2027                          6,181,000    6,551,860
Republic of Brazil C Bond, 8.000%, 4/15/2014                    3,400,931    3,362,840
Republic of Dominican, 9.040%, 1/23/2013, 144A                  5,295,000    4,103,625
Republic of Peru, 4.500%, 3/07/2017(f)                          3,075,000    2,706,000
Republic of South Africa, 12.500%, 12/21/2006        ZAR        5,690,000      948,612
Republic of Uruguay, 7.500%, 3/15/2015               USD        4,356,000    3,855,060
Republic of Uruguay, 7.875%, 1/15/2033                          4,186,633    3,370,240
Republic of Venezuela, 9.250%, 9/15/2027                       19,635,000   19,350,292
SP Powerassets Ltd., 3.730%, 10/22/2010              SGD        1,000,000      616,461
Tenaga Nasional Berhad, 7.500%, 11/01/2025, 144A     USD        6,915,000    7,769,729
United Mexican States, 8.375%, 1/14/2011                        1,000,000    1,172,500
                                                                          ------------
                                                                           375,974,779
                                                                          ------------
SOVEREIGNS NON-CALLABLE - 3.4%
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                                   SEK      394,045,000   59,505,327
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                             10,000,000    1,467,157
Kingdom of Norway, 5.500%, 5/15/2009                 NOK       84,935,000   13,685,775
Kingdom of Norway, 6.750%, 1/15/2007                           91,305,000   14,794,625
                                                                          ------------
                                                                            89,452,884
                                                                          ------------
SUPRANATIONAL - 5.9%
Inter-American Development Bank,
 Zero Coupon Bond, 5/11/2009                         BRL      297,000,000   51,723,085
International Bank for Reconstruction & Development,
 Zero Coupon Bond, 8/20/2007                         NZD      152,375,000   85,953,130
International Bank for Reconstruction & Development,
 5.500%, 11/03/2008                                             9,500,000    6,267,566
International Bank for Reconstruction & Development,
 8.000%, 5/23/2007                                             19,000,000   13,289,174
                                                                          ------------
                                                                           157,232,955
                                                                          ------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                           PRINCIPAL AMOUNT      VALUE (A)
------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TAXABLE MUNICIPAL - 0.1%
Orange County, California Pension Obligation,
 Zero Coupon Bond, 9/01/2016                           USD        5,000,000 $    2,648,250
                                                                            --------------
TEXTILE - 0.1%
Kellwood Co., 7.625%, 10/15/2017                       USD        2,500,000      2,748,965
Phillips-Van Heusen Corp., 7.750%, 11/15/2023                       310,000        310,000
                                                                            --------------
                                                                                 3,058,965
                                                                            --------------
TOBACCO - 0.4%
Altria Group, Inc., 7.000%, 11/04/2013                           11,000,000     11,476,993
                                                                            --------------
TRANSPORTATION SERVICES - 2.5%
American President Cos. Ltd., 8.000%, 1/15/2024                  19,104,000     19,677,120
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019(d)                                             4,800,206      4,514,803
Atlas Air, Inc., 9.057%, 7/02/2017                                1,964,656      1,467,873
Atlas Air, Inc., Series 1999-1A, 6.880%, 7/02/2009                1,798,550      1,678,777
Atlas Air, Inc., Series 1999-1B, 7.630%, 1/02/2015(d)            12,196,472      8,655,046
Atlas Air, Inc., Series 1999-1C, 8.770%, 1/02/2011(d)               249,713        104,790
Atlas Air, Inc., Series 2000-1, Class A,
 8.707%, 7/02/2021                                                2,598,582      2,557,135
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                     17,571,934     16,542,394
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(d)                  15,342,408     10,977,339
                                                                            --------------
                                                                                66,175,277
                                                                            --------------
TREASURIES - 5.3%
U.S. Treasury Notes, 1.625%, 9/30/2005                            2,325,000      2,312,194
U.S. Treasury Notes, 1.625%, 10/31/2005                          35,000,000     34,781,250
U.S. Treasury Notes, 1.625%, 2/28/2006                           75,000,000     74,235,375
U.S. Treasury Notes, 1.875%, 12/31/2005                          16,850,000     16,763,779
U.S. Treasury Notes, 2.375%, 8/15/2006                            2,500,000      2,491,992
U.S. Treasury Notes, 6.500%, 10/15/2006                           9,000,000      9,689,418
                                                                            --------------
                                                                               140,274,008
                                                                            --------------
WIRELESS - 0.1%
Rogers Wireless, Inc., 6.375%, 3/01/2014                          1,895,000      1,743,400
                                                                            --------------
WIRELINES - 3.7%
Colt Telecom Group Plc, 7.625%, 12/15/2009             EUR        1,500,000      1,771,276
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                     USD       13,019,000     12,172,765
Philippine Long Distance Telephone Co.,
 11.375%, 5/15/2012                                                 925,000      1,045,250
Qwest Capital Funding, Inc., 6.375%, 7/15/2008                      919,000        847,777
Qwest Capital Funding, Inc., 7.000%, 8/03/2009                    3,990,000      3,650,850
Qwest Capital Funding, Inc., 7.250%, 2/15/2011                      825,000        736,313
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                    5,170,000      4,045,525
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                   14,185,000     10,851,525
Qwest Capital Funding, Inc., 7.900%, 8/15/2010                    2,000,000      1,845,000
Qwest Corp., 7.250%, 9/15/2025                                    7,300,000      6,570,000
Sprint Capital Corp., 6.875%, 11/15/2028                         11,075,000     11,616,490
Sprint Capital Corp., 7.900%, 3/15/2005                           1,100,000      1,126,917
US West Capital Funding, Inc., 6.500%, 11/15/2018                17,025,000     12,428,250
US West Capital Funding, Inc., 6.875%, 7/15/2028                 42,385,000     30,411,237
                                                                            --------------
                                                                                99,119,175
                                                                            --------------
TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $2,120,674,043)                                            2,296,858,687
                                                                            --------------

                                                           PRINCIPAL AMOUNT      VALUE (A)
------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONVERTIBLE BONDS - 3.7%

ELECTRONICS - 0.8%
Corning, Inc., 3.500%, 11/01/2008                      USD        6,100,000 $    7,167,500
Nortel Networks Corp., 4.250%, 9/01/2008                         11,510,000     11,107,150
Richardson Electronics Ltd., 7.250%, 12/15/2006                     450,000        450,000
Amkor Technology, Inc., 5.000%, 3/15/2007                         2,500,000      2,087,500
                                                                            --------------
                                                                                20,812,150
                                                                            --------------
INDEPENDENT/ENERGY - 0.2%
Devon Energy Corp., 4.900%, 8/15/2008                             1,400,000      1,517,250
Devon Energy Corp., 4.950%, 8/15/2008                             2,600,000      2,817,750
                                                                            --------------
                                                                                 4,335,000
                                                                            --------------
INFORMATION/DATA TECHNOLOGY - 0.3%
Maxtor Corp., 5.750%, 3/01/2012                                   7,295,000      6,419,600
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008              1,040,000        730,600
                                                                            --------------
                                                                                 7,150,200
                                                                            --------------
MEDIA CABLE - 0.2%
Rogers Communications, Inc., 2.000%, 11/26/2005                   6,775,000      6,512,469
                                                                            --------------
PHARMACEUTICALS - 0.5%
Nektar Therapeutics, 3.500%, 10/17/2007                           1,000,000        933,750
Vertex Pharmaceuticals, Inc., 5.750%, 2/15/2011, 144A            12,253,000     12,880,966
                                                                            --------------
                                                                                13,814,716
                                                                            --------------
TEXTILE - 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012                                180,000        160,650
                                                                            --------------
TOBACCO - 1.3%
Loews Corp., 3.125%, 9/15/2007                                   35,029,000     34,284,634
                                                                            --------------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc., 8.000%, 8/15/2005(d)               1,000,000            100
Preston Corp., 7.000%, 5/01/2011                                    750,000        675,000
                                                                            --------------
                                                                                   675,100
                                                                            --------------
WIRELESS - 0.1%
Nextel Communications, Inc., 5.250%, 1/15/2010                    3,505,000      3,491,856
                                                                            --------------
WIRELINES - 0.3%
Colt Telecom Group Plc, 2.000%, 12/16/2006             EUR        4,675,000      6,784,374
Telus Corp., 6.750%, 6/15/2010                         CAD        1,500,000      1,243,209
                                                                            --------------
                                                                                 8,027,583
                                                                            --------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $88,241,968)                                                  99,264,358
                                                                            --------------

TOTAL BONDS AND NOTES
 (Identified Cost $2,208,916,011)                                            2,396,123,045
                                                                            --------------

                                                                     SHARES
------------------------------------------------------------------------------------------

COMMON STOCKS - 0.0% OF TOTAL NET ASSETS

IT SERVICES - 0.0%
Covad Communications Group, Inc.(c)                                   8,612         14,468
                                                                            --------------

TOTAL COMMON STOCKS
 (Identified Cost $0)                                                               14,468
                                                                            --------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                       SHARES   VALUE (A)
-------------------------------------------------------------------------
PREFERRED STOCKS - 2.4% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.3%

CONSTRUCTION MACHINERY - 0.0%
United Rentals Trust, 6.500%                           14,000 $   532,000
                                                              -----------
ELECTRIC - 0.2%
Central Maine Power Co., 3.500%                         2,230     133,800
Connecticut Light & Power Co., 1.900%                   2,925      90,675
Entergy Arkansas, Inc., 4.32%                             100       6,850
Entergy Louisiana, Inc., 4.160%                         2,824     188,855
Entergy Mississippi, Inc., 4.360%                       5,000     350,469
Entergy New Orleans, Inc., 4.360%                         665      45,968
Entergy New Orleans, Inc., 4.750%                         200      14,400
MDU Resources Group, Inc., 5.100%                       3,100     310,194
Pacific Gas & Electric Co., Series H, 4.500%           45,000     852,750
Pacific Gas & Electric Co., Series D, 5.000%           75,600   1,606,500
PECO Energy Co., 3.800%                                   300      20,856
Public Service Co., 4.000%                                360      25,560
Southern California Edison Co., 4.320%                 50,700     943,020
Southern California Edison Co., 4.780%                 50,100   1,027,050
Xcel Energy, Inc., 3.600%                               1,100      69,685
                                                              -----------
                                                                5,686,632
                                                              -----------
LODGING - 0.0%
La Quinta Properties, Inc., Series A, 9.000%           10,115     256,415
                                                              -----------
PIPELINES - 0.1%
El Paso Tennessee Pipeline Co.                         22,500   1,025,156
                                                              -----------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $5,773,741)                                   7,500,203
                                                              -----------

CONVERTIBLE PREFERRED STOCKS - 2.1%

AUTOMOTIVE - 0.2%
Cummins Capital Trust I, 7.000%                        58,500   4,760,437
                                                              -----------
CONSUMER PRODUCTS - 0.2%
Newell Financial Trust I, 5.250%                      130,000   5,703,750
                                                              -----------
ELECTRONICS - 0.4%
Lucent Technologies Capital Trust, 7.750%               9,975  11,074,744
                                                              -----------
INDEPENDENT/ENERGY - 0.2%
Chesapeake Energy Corp., 6.000%                        59,300   4,751,413
                                                              -----------
LODGING - 0.1%
Host Marriott Financial Trust, 7.750%                  60,500   3,176,250
                                                              -----------
PACKAGING - 0.1%
Owens-Illinois, Inc., 4.750%                           78,300   2,728,755
                                                              -----------
PIPELINES - 0.1%
Williams Cos., Inc., 5.500%                            25,000   1,768,750
                                                              -----------
WIRELINES - 0.8%
Philippine Long Distance Telephone Co., $3.50, GDS    448,725  22,324,069
                                                              -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $42,058,749)                                 56,288,168
                                                              -----------

TOTAL PREFERRED STOCKS
 (Identified Cost $47,832,490)                                 63,788,371
                                                              -----------

                                                               SHARES      VALUE (A)
------------------------------------------------------------------------------------

MUTUAL FUNDS - 0.2% OF TOTAL NET ASSETS

BOND MUTUAL FUNDS - 0.2%
High Income Opportunity Fund, Inc.                            114,625 $      782,889
Morgan Stanley Emerging Markets Debt Fund, Inc.               201,929      1,849,670
PIMCO Strategic Global Government Fund, Inc.                   53,125        632,187
Senior High Income Portfolio, Inc.                            107,425        642,401
Templeton Emerging Markets Income Fund, Inc.                   52,350        675,315
                                                                      --------------
                                                                           4,582,462
                                                                      --------------

TOTAL MUTUAL FUNDS
 (Identified Cost $4,094,735)                                              4,582,462
                                                                      --------------

                                                     PRINCIPAL AMOUNT
------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 7.2% OF TOTAL NET ASSETS
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$45,000,813 on 10/01/04 collateralized by
$33,530,000 U.S. Treasury Bond, 7.625% due
2/15/25 with a value of $45,904,682                      $ 45,000,000     45,000,000
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$57,622,040 on 10/01/04 collateralized by
$40,995,000 U.S. Treasury Bond, 8.500% due
2/15/20 with a value of $58,776,581                        57,621,000     57,621,000
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$45,000,813 on 10/01/04 collateralized by
$46,020,000 U.S. Treasury Note, 2.500% due
9/30/06 with a value of $45,904,950                        45,000,000     45,000,000
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$45,000,813 on 10/01/04 collateralized by
$37,945,000 U.S. Treasury Bond, 6.375% due
8/15/27 with a value of $45,901,611                        45,000,000     45,000,000
                                                                      --------------
                                                                         192,621,000
                                                                      --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $192,621,000)                                          192,621,000
                                                                      --------------

TOTAL INVESTMENTS - 99.6%
 (Identified Cost $2,453,464,236)(b)                                   2,657,129,346
 Other assets less liabilities--0.4%                                      10,716,891
                                                                      --------------

TOTAL NET ASSETS - 100%                                               $2,667,846,237
                                                                      --------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information: At September 30, 2004, the net unrealized appreciation on investments based on cost of $2,461,705,387 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value
                                                                         -
   Net unrealized appreciation
                                                                         -

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost    $217,895,065
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value     (22,471,106)
                                                            ------------
   Net unrealized appreciation                              $195,423,959
                                                            ------------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $128,266,517 of which $23,727,492 expires on September 30, 2010 and $104,539,025 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $45,768,635 in undistributed ordinary income and $0 in undistributed long-term gains.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, wash sales, defaulted bond income accruals, corporate action cost basis adjustments and premium amortization accruals.
(c)Non-income producing security.
(d)Non-income producing security due to default or bankruptcy filing.
(e)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(f)Variable rate security. The rate as of September 30, 2004 is disclosed. GDSGlobal Depositary Shares is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer. The values of GDS's are significantly influenced by trading on exchanges not located in the United States.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $173,525,161 or 6.50% of total net assets.
Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro;
GBP: Great British Pound; MXN: Mexican Peso; NOK: Norweigan Krone; NZD: New Zealand Dollar; SEK: Swedish Krona; SGD: Singapore Dollar; USD: United States Dollar; ZAR: South African Rand

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Sovereigns                  14.1%
Foreign Local Governments   12.2
Government Agencies          9.6
Supranational                5.9
Treasuries                   5.3
Wirelines                    4.8
Electronics                  4.8
Sovereigns Non-Callable      3.4
Electric                     2.9
Pipelines                    2.6
Paper                        2.5
Transportation Services      2.5
Integrated/Energy            2.1
Information/Data Technology  2.0
Other, less than 2% each    17.7

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES FIXED INCOME FUND


                                                        PRINCIPAL AMOUNT   VALUE (A)
------------------------------------------------------------------------------------

BONDS AND NOTES - 95.1% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 92.8%

AIRLINES - 2.1%
American Airlines, Inc., 6.978%, 4/01/2011          USD          721,120 $   712,454
Continental Airlines, Inc., 6.703%, 12/15/2022                   650,814     606,509
Continental Airlines, Inc., 8.000%, 12/15/2005                   750,000     686,250
Continental Airlines, Inc., Series 1997-4A,
 6.900%, 1/02/2018                                               206,520     198,845
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                               930,403     870,893
Continental Airlines, Inc., Series 1999-1A,
 6.545%, 2/02/2019                                             1,728,534   1,668,183
Continental Airlines, Inc., Series 2000-2,
 7.707%, 10/02/2022                                              423,224     411,253
Northwest Airlines Corp., 7.875%, 3/15/2008                      325,000     217,750
Northwest Airlines, Inc., 8.875%, 6/01/2006                      535,000     449,400
US Airways, 6.850%, 7/30/2019                                  1,937,717   1,770,605
                                                                         -----------
                                                                           7,592,142
                                                                         -----------
ASSET-BACKED SECURITIES - 0.2%
Community Program Loan Trust, Series 1987-A,
 Class A5, 4.500%, 4/01/2029                                     725,000     682,977
                                                                         -----------
AUTOMOTIVE - 2.9%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                    2,350,000   2,350,000
Ford Motor Co., 6.375%, 2/01/2029                                725,000     637,215
Ford Motor Co., 6.625%, 10/01/2028                             3,650,000   3,304,403
Ford Motor Credit Co., 7.250%, 2/22/2005            GBP        1,000,000   1,822,438
General Motors Acceptance Corp., 5.625%, 5/15/2009  USD        1,500,000   1,529,124
General Motors Acceptance Corp., 6.375%, 12/07/2007 GBP          300,000     549,340
General Motors Acceptance Corp., 6.875%, 8/28/2012  USD          200,000     207,822
                                                                         -----------
                                                                          10,400,342
                                                                         -----------
BANKING - 1.6%
Keycorp Capital II, 6.875%, 3/17/2029                          5,250,000   5,595,781
                                                                         -----------
CHEMICALS - 0.8%
Borden, Inc., 7.875%, 2/15/2023                                2,625,000   2,126,250
Borden, Inc., 9.200%, 3/15/2021                                  750,000     693,750
                                                                         -----------
                                                                           2,820,000
                                                                         -----------
CONSUMER PRODUCTS - 0.4%
Bausch & Lomb, Inc., 7.125%, 8/01/2028                         1,250,000   1,321,720
Hasbro, Inc., 6.600%, 7/15/2028                                   75,000      75,375
                                                                         -----------
                                                                           1,397,095
                                                                         -----------
ELECTRIC - 3.9%
AES Corp., 7.750%, 3/01/2014                                     480,000     495,600
AES Corp., 8.875%, 11/01/2027                                  1,300,000   1,249,625
AES Corp., 9.375%, 9/15/2010                                     100,000     112,625
Calpine Corp., 7.875%, 4/01/2008                                 550,000     371,250
Calpine Corp., 8.500%, 2/15/2011                                 150,000      96,000
Calpine Corp., 8.750%, 7/15/2013, 144A                            20,000      15,100
Empresa Nacional de Electricidad SA (Endesa-Chile),
 7.875%, 2/01/2027                                             1,589,000   1,619,693
Empresa Nacional de Electricidad SA (Endesa-Chile),
 8.350%, 8/01/2013                                               500,000     558,128
Enersis SA, 7.400%, 12/01/2016                                 4,000,000   4,189,432

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                          PRINCIPAL AMOUNT   VALUE (A)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ELECTRIC - CONTINUED
ESI Tractebel Acquisition Corp., Series B,
 7.990%, 12/30/2011                                   USD          720,000 $   743,400
Power Receivables Finance LLC,
 6.290%, 1/01/2012, 144A                                         1,454,826   1,524,527
Quezon Power Philippines Co., 8.860%, 6/15/2017                  1,678,950   1,511,055
Salton Sea Funding Corp., Series E, 8.300%, 5/30/2011              240,560     265,818
Texas-New Mexico Power Co., 6.250%, 1/15/2009                    1,000,000   1,054,595
Tiverton Power Associates Ltd.,
 9.000%, 7/15/2018, 144A                                           456,952     333,575
                                                                           -----------
                                                                            14,140,423
                                                                           -----------
ELECTRONICS - 2.0%
Amkor Technology, Inc., 7.125%, 3/15/2011                          125,000     102,500
Corning, Inc., 6.200%, 3/15/2016                                   250,000     245,598
Corning, Inc., 6.850%, 3/01/2029                                   250,000     232,138
Lucent Technologies, Inc., 6.450%, 3/15/2029                     4,095,000   3,316,950
Lucent Technologies, Inc., 6.500%, 1/15/2028                       200,000     162,000
Motorola, Inc., 6.500%, 11/15/2028                               1,325,000   1,375,813
Nortel Networks Corp., 6.875%, 9/01/2023                           250,000     228,750
Northern Telecom Capital Corp., 7.875%, 6/15/2026                  150,000     144,750
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                        1,158,000   1,298,564
                                                                           -----------
                                                                             7,107,063
                                                                           -----------
FOREIGN LOCAL GOVERNMENTS - 16.6%
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012          MXN      119,000,000   9,878,693
Province of Alberta, 5.930%, 9/16/2016                CAD        1,233,422   1,044,278
Province of British Columbia,
 Zero Coupon Bond, 8/23/2013                                    11,700,000   5,933,097
Province of British Columbia, 5.250%, 12/01/2006                 1,615,000   1,331,003
Province of British Columbia, 6.000%, 6/09/2008                  1,000,000     851,092
Province of British Columbia, 6.250%, 12/01/2009                 7,025,000   6,083,115
Province of Manitoba, 5.750%, 6/02/2008                         14,515,000  12,252,417
Province of Ontario, 3.500%, 9/08/2006                             940,000     748,645
Province of Ontario, 5.900%, 3/08/2006                          18,885,000  15,553,146
Province of Saskatchewan, 5.500%, 6/02/2008                      6,960,000   5,828,162
                                                                           -----------
                                                                            59,503,648
                                                                           -----------
GOVERNMENT AGENCIES - 4.9%
Federal Home Loan Mortgage Corp.,
 2.875%, 5/15/2007                                    USD        1,000,000     996,191
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                                    SGD        1,500,000     918,172
Federal National Mortgage Association,
 Zero Coupon Bond, 10/29/2007                         NZD       11,450,000   6,342,441
Federal National Mortgage Association,
 2.290%, 2/19/2009                                    SGD       16,000,000   9,383,562
                                                                           -----------
                                                                            17,640,366
                                                                           -----------
HEALTHCARE - 2.2%
Columbia/HCA Healthcare Corp., 7.050%, 12/01/2027     USD        2,750,000   2,673,349
Columbia/HCA Healthcare Corp., 7.580%, 9/15/2025                 2,100,000   2,190,153
Columbia/HCA Healthcare Corp., 7.690%, 6/15/2025                 1,000,000   1,059,954
HCA, Inc., 6.250%, 2/15/2013                                     1,000,000   1,030,729
HCA, Inc., 7.500%, 11/06/2033                                    1,000,000   1,050,113
                                                                           -----------
                                                                             8,004,298
                                                                           -----------

                                                       PRINCIPAL AMOUNT   VALUE (A)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

HOME CONSTRUCTION - 0.3%
Pulte Corp., 7.625%, 10/15/2017                    USD          500,000 $   581,695
Pulte Homes, Inc., 6.375%, 5/15/2033                            500,000     491,573
                                                                        -----------
                                                                          1,073,268
                                                                        -----------
INDEPENDENT/ENERGY - 0.5%
Chesapeake Energy Corp., 6.875%, 1/15/2016                      325,000     339,625
Chesapeake Energy Corp., 7.500%, 9/15/2013                      150,000     164,250
Pioneer Natural Resources Co., 7.200%, 1/15/2028              1,000,000   1,126,230
                                                                        -----------
                                                                          1,630,105
                                                                        -----------
INFORMATION/DATA TECHNOLOGY - 1.4%
Arrow Electronics, Inc., 6.875%, 7/01/2013                    3,500,000   3,787,080
Xerox Capital Trust I, 8.000%, 2/01/2027                      1,200,000   1,182,000
                                                                        -----------
                                                                          4,969,080
                                                                        -----------
INTEGRATED/ENERGY - 1.7%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A            4,650,000   4,533,750
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022                                              250,000     284,250
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A             1,425,000   1,403,625
                                                                        -----------
                                                                          6,221,625
                                                                        -----------
LIFE INSURANCE - 2.8%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                           SGD       17,000,000  10,000,651
                                                                        -----------
LODGING - 0.1%
Felcor Lodging LP, 9.000%, 6/01/2011               USD          375,000     412,500
                                                                        -----------
MEDIA CABLE - 1.2%
Charter Communications Holdings LLC,
 9.625%, 11/15/2009                                           3,550,000   2,795,625
Charter Communications Holdings LLC,
 10.000%, 5/15/2011                                             500,000     385,000
NTL Cable Plc, 9.750%, 4/15/2014, 144A             GBP          250,000     450,672
TCI Communications, Inc., 7.875%, 2/15/2026        USD          550,000     645,564
                                                                        -----------
                                                                          4,276,861
                                                                        -----------
METALS & MINING - 0.2%
AK Steel Corp., 7.750%, 6/15/2012                               250,000     244,375
Vale Overseas Ltd., 8.250%, 1/17/2034                           520,000     505,700
                                                                        -----------
                                                                            750,075
                                                                        -----------
MORTGAGE RELATED - 0.1%
Federal Home Loan Mortgage Corp.,
 5.000%, 12/01/2031                                             296,972     295,268
                                                                        -----------

NON-CAPTIVE DIVERSIFIED - 0.0%
General Electric Capital Corp., 1.725%, 6/27/2008  SGD          250,000     144,423
                                                                        -----------
OIL FIELD SERVICES - 0.4%
Pecom Energia SA, 8.125%, 7/15/2010, 144A          USD        1,472,000   1,468,320
                                                                        -----------
PAPER - 4.9%
Arcel Finance Ltd., 7.048%, 9/01/2011, 144A                   1,000,000   1,046,613
Boise Cascade Corp., Series A, 7.450%, 8/10/2011              1,250,000   1,436,936

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                     PRINCIPAL AMOUNT   VALUE (A)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PAPER - CONTINUED
Georgia-Pacific Corp. (Timber Group),
 7.250%, 6/01/2028                               USD        2,000,000 $ 2,070,000
Georgia-Pacific Group, 7.375%, 12/01/2025                   6,000,000   6,390,000
Georgia-Pacific Group, 7.750%, 11/15/2029                   5,515,000   5,928,625
International Paper Co., 4.250%, 1/15/2009                    700,000     702,408
Mead Corp., 6.840%, 3/01/2037                                 100,000     108,922
                                                                      -----------
                                                                       17,683,504
                                                                      -----------
PHARMACEUTICALS - 0.3%
Pharma Services Intermediate Holding Corp., Zero
 Coupon Bond, 4/01/2014
 (step to 11.500% on 4/01/09), 144A(e)                      1,500,000     945,000
                                                                      -----------
PIPELINES - 3.3%
Coastal Corp., 6.375%, 2/01/2009                            1,330,000   1,276,800
Coastal Corp., 6.500%, 6/01/2008                              500,000     487,500
El Paso Corp., 5.750%, 3/14/2006                 EUR          620,000     765,844
El Paso Corp., 7.000%, 5/15/2011                 USD          750,000     723,750
El Paso Energy, 7.800%, 8/01/2031                             250,000     219,375
KN Capital Trust, 7.630%, 4/15/2028                         1,000,000   1,097,841
Southern Natural Gas Co., 7.350%, 2/15/2031                 3,250,000   3,209,375
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028              2,465,000   2,341,750
Tennessee Gas Pipeline Co., 7.500%, 4/01/2017                 750,000     778,125
Williams Cos., Inc., 7.500%, 1/15/2031                      1,000,000   1,005,000
                                                                      -----------
                                                                       11,905,360
                                                                      -----------
RAILROADS - 0.1%
Missouri Pacific Railroad Co., 5.000%, 1/01/2045              500,000     361,250
                                                                      -----------
REAL ESTATE INVESTMENT TRUSTS - 3.9%
EOP Operating LP, 7.250%, 2/15/2018                         2,000,000   2,273,838
First Industrial LP, 7.500%, 12/01/2017                     3,000,000   3,422,163
First Industrial LP, 7.600%, 7/15/2028                      6,400,000   7,092,659
Highwoods Realty LP, 7.500%, 4/15/2018                        475,000     501,405
Spieker Properties, Inc., 7.350%, 12/01/2017                  500,000     578,096
                                                                      -----------
                                                                       13,868,161
                                                                      -----------
REFINING - 0.3%
Merey Sweeny LP, 8.850%, 12/18/2019, 144A                     864,062   1,033,677
                                                                      -----------
RESTAURANTS - 0.2%
McDonald's Corp., 3.627%, 10/10/2010             SGD        1,000,000     606,018
                                                                      -----------
RETAILERS - 1.2%
Dillard's, Inc., 7.750%, 7/15/2026               USD        1,025,000   1,014,750
J.C. Penney Co., Inc., 6.875%, 10/15/2015                     325,000     346,125
J.C. Penney Co., Inc., 7.125%, 11/15/2023                   1,045,000   1,105,087
Woolworth Corp., 8.500%, 1/15/2022                          1,855,000   1,975,575
                                                                      -----------
                                                                        4,441,537
                                                                      -----------
SOVEREIGNS - 12.7%
Bangko Sentral Pilipinas, 8.600%, 6/15/2027                 1,630,000   1,401,800
Canadian Government, 4.500%, 9/01/2007           CAD       16,520,000  13,450,662
Canadian Government, 6.000%, 9/01/2005                      6,235,000   5,085,171
Canadian Government, Series WH31,
 6.000%, 6/01/2008                                            800,000     683,222
Petroleos Mexicanos, 8.625%, 12/01/2023, 144A    USD        1,400,000   1,582,000
Petroleos Mexicanos, 9.250%, 3/30/2018                        400,000     487,000

                                                          PRINCIPAL AMOUNT   VALUE (A)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SOVEREIGNS - CONTINUED
PF Export Receivables Master Trust,
 6.436%, 6/01/2015, 144A                              USD        2,181,818 $ 2,189,346
Republic of Argentina, 8.875%, 3/01/2029(d)                      1,500,000     341,925
Republic of Brazil, 8.250%, 1/20/2034                            7,370,000   6,570,355
Republic of Brazil, 10.125%, 5/15/2027                           4,877,000   5,169,620
Republic of Brazil, 11.000%, 8/17/2040                             575,000     644,575
Republic of Brazil C Bond, 8.000%, 4/15/2014                       439,777     434,851
Republic of Dominican, 9.040%, 1/23/2013, 144A                     200,000     155,000
Republic of South Africa, 12.500%, 12/21/2006         ZAR        3,020,000     503,481
Republic of Uruguay, 7.875%, 1/15/2033                USD        1,448,172   1,165,778
Republic of Venezuela, 9.250%, 9/15/2027                         4,250,000   4,188,375
SP Powerassets Ltd., 3.730%, 10/22/2010               SGD          250,000     154,115
Tenaga Nasional Berhad, 7.500%, 11/01/2025, 144A      USD        1,040,000   1,168,549
                                                                           -----------
                                                                            45,375,825
                                                                           -----------
SOVEREIGNS NON-CALLABLE - 1.5%
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                                    SEK        5,000,000     755,057
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                              10,000,000   1,467,157
Kingdom of Norway, 5.500%, 5/15/2009                  NOK       20,000,000   3,222,647
                                                                           -----------
                                                                             5,444,861
                                                                           -----------
SUPRANATIONAL - 9.8%
Inter-American Development Bank, Zero Coupon Bond,
 5/11/2009                                            BRL       30,000,000   5,224,554
International Bank for Reconstruction & Development,
 Zero Coupon Bond, 8/20/2007                          NZD       40,850,000  23,043,054
International Bank for Reconstruction & Development,
 5.500%, 11/03/2008                                              9,250,000   6,102,631
International Bank for Reconstruction & Development,
 8.000%, 5/23/2007                                               1,000,000     699,430
                                                                           -----------
                                                                            35,069,669
                                                                           -----------
TAXABLE MUNICIPAL - 0.3%
Orange County, California Pension Obligation,
 Zero Coupon Bond, 9/01/2016                          USD        2,000,000   1,059,300
                                                                           -----------
TEXTILE - 0.8%
Kellwood Co., 7.625%, 10/15/2017                                 2,500,000   2,748,965
Phillips-Van Heusen Corp., 7.750%, 11/15/2023                      195,000     195,000
                                                                           -----------
                                                                             2,943,965
                                                                           -----------
TRANSPORTATION SERVICES - 1.6%
American President Cos. Ltd., 8.000%, 1/15/2024                  2,500,000   2,575,000
Atlas Air, Inc., 9.057%, 7/02/2017                                 394,351     294,635
Atlas Air, Inc., Series 1999-1B, 7.630%, 1/02/2015(d)            1,326,184     941,107
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                     1,588,782   1,495,696
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(d)                    642,982     460,047
                                                                           -----------
                                                                             5,766,485
                                                                           -----------
WIRELINES - 5.6%
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                               3,914,000   3,659,590
Qwest Capital Funding, Inc., 7.000%, 8/03/2009                     825,000     754,875
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                     350,000     273,875
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                     775,000     592,875
Qwest Capital Funding, Inc., 7.900%, 8/15/2010                      50,000      46,125

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                       PRINCIPAL AMOUNT    VALUE (A)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELINES - CONTINUED
Sprint Capital Corp., 6.875%, 11/15/2028           USD        5,835,000 $  6,120,291
Sprint Capital Corp., 6.900%, 5/01/2019                       1,550,000    1,696,997
US West Capital Funding, Inc., 6.500%, 11/15/2018             2,575,000    1,879,750
US West Capital Funding, Inc., 6.875%, 7/15/2028              7,200,000    5,166,000
                                                                        ------------
                                                                          20,190,378
                                                                        ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $300,052,536)                                          332,821,301
                                                                        ------------

CONVERTIBLE BONDS - 2.3%

ELECTRONICS - 1.0%
Amkor Technology, Inc., 5.000%, 3/15/2007                       900,000      751,500
Corning, Inc., 3.500%, 11/01/2008                             1,985,000    2,332,375
Nortel Networks Corp., 4.250%, 9/01/2008                        400,000      386,000
Richardson Electronics Ltd., 7.250%, 12/15/2006                 300,000      300,000
                                                                        ------------
                                                                           3,769,875
                                                                        ------------
INDEPENDENT/ENERGY - 1.0%
Devon Energy Corp., 4.900%, 8/15/2008                         1,300,000    1,408,875
Devon Energy Corp., 4.950%, 8/15/2008                         1,900,000    2,059,125
                                                                        ------------
                                                                           3,468,000
                                                                        ------------
INFORMATION/DATA TECHNOLOGY - 0.1%
Maxtor Corp., 5.750%, 3/01/2012                                 287,000      252,560
                                                                        ------------
MEDIA CABLE - 0.1%
Rogers Communications, Inc., 2.000%, 11/26/2005                 500,000      480,625
                                                                        ------------
TEXTILE - 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012                            119,000      106,207
                                                                        ------------
WIRELESS - 0.1%
Nextel Communications, Inc., 5.250%, 1/15/2010                  275,000      273,969
                                                                        ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $7,080,398)                                              8,351,236
                                                                        ------------

TOTAL BONDS AND NOTES
 (Identified Cost $307,132,934)                                          341,172,537
                                                                        ------------

                                                                 SHARES
------------------------------------------------------------------------------------

COMMON STOCKS - 0.1% OF TOTAL NET ASSETS

IT SERVICES - 0.0%
Covad Communications Group, Inc.(c)                               1,551        2,606
                                                                        ------------

OIL & GAS - 0.1%
Pogo Producing Co.                                                8,652      410,537
                                                                        ------------

TOTAL COMMON STOCKS
 (Identified Cost $355,650)                                                  413,143
                                                                        ------------

                                                      SHARES  VALUE (A)
-----------------------------------------------------------------------

PREFERRED STOCKS - 2.2% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.7%

CONSTRUCTION MACHINERY - 0.0%
United Rentals Trust, 6.500%                           3,000 $  114,000
                                                             ----------
ELECTRIC - 0.7%
Del Marva Power & Light Co., 4.000%                      434     27,342
Entergy Louisiana, Inc., 4.440%                          830     59,241
Entergy New Orleans, Inc., 4.360%                         90      6,222
Entergy New Orleans, Inc., 4.750%                      2,876    207,072
MDU Resources Group, Inc., 5.100%                        720     72,045
Pacific Gas & Electric Co., 5.000%                    19,100    403,010
Pacific Gas & Electric Co., Series H, 4.500%          10,000    189,500
Pacific Gas & Electric Co., 6.570%                    29,750    755,650
Public Service Electric & Gas Co., 4.180%              1,950    142,545
Southern California Edison Co., 4.320%                   500      9,300
Union Electric Co., 4.500%                             6,500    508,625
Xcel Energy, Inc., 4.110%                                100      7,450
                                                             ----------
                                                              2,388,002
                                                             ----------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $1,714,196)                                 2,502,002
                                                             ----------

CONVERTIBLE PREFERRED STOCKS - 1.5%

CONSUMER PRODUCTS - 0.3%
Newell Financial Trust I, 5.250%                      22,500    987,187
                                                             ----------
ELECTRONICS - 0.5%
Lucent Technologies Capital Trust, 7.750%              1,500  1,665,375
                                                             ----------
LODGING - 0.1%
Host Marriott Financial Trust, 7.750%                  5,000    262,500
                                                             ----------
PACKAGING - 0.0%
Owens-Illinois, Inc., 4.750%                           4,250    148,113
                                                             ----------
WIRELINES - 0.6%
Philippine Long Distance Telephone Co., $3.50, GDS    47,750  2,375,562
                                                             ----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $3,972,196)                                 5,438,737
                                                             ----------

TOTAL PREFERRED STOCKS
 (Identified Cost $5,686,392)                                 7,940,739
                                                             ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004


                                                    PRINCIPAL AMOUNT    VALUE (A)
---------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 2.1% OF TOTAL NET ASSETS
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$7,399,134 on 10/01/04 collateralized by
$5,265,000 U.S. Treasury Bond, 8.500% due
2/15/20 with a value of $7,548,694                       $ 7,399,000 $  7,399,000
                                                                     ------------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $7,399,000)                                           7,399,000
                                                                     ------------

TOTAL INVESTMENTS - 99.5%
 (Identified Cost $320,573,976)(b)                                    356,925,419
 Other assets less liabilities--0.5%                                    1,726,279
                                                                     ------------

TOTAL NET ASSETS - 100%                                              $358,651,698
                                                                     ------------

(a)See Note 2a of Notes to Financial Statements.
(b)At September 30, 2004, the net unrealized appreciation on investments based on cost of $321,441,855 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost    $ 39,968,808
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value     (4,485,244)
                                                                                                                     ------------
   Net unrealized appreciation                                                                                       $ 35,483,564
                                                                                                                     ------------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $19,564,019 which expires on September 30, 2011. This amount may be available to offset future realized capital gains, if any, to the extent provided by regulations.
   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $28,853,898 in undistributed ordinary income and $0 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, defaulted bond income accruals and premium amortization accruals.
(c)Non-income producing security.
(d)Non-Income producing security due to default or bankruptcy filing.
(e)Step Bond: Coupon is zero or below market rate for an initial period and then increases to a higher coupon rate at a specified date and rate.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $29,148,969 or 8.13% of total net assets.
GDSGlobal Depositary Share is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer. The values of GDS's are significantly influenced by trading on exchanges not located in the United States.
   Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro;
   GBP: Great British Pound; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; SEK: Swedish Krona; SGD: Singapore Dollar; USD: United States Dollar; ZAR: South African Rand

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Foreign Local Governments     16.6%  Electronics               3.5%
Sovereigns                    12.7   Pipelines                 3.3
Supranational                  9.8   Automotive                2.9
Wirelines                      6.2   Life Insurance            2.8
Paper                          4.9   Healthcare                2.2
Government Agencies            4.9   Airlines                  2.1
Electric                       4.6   Other, less than 2% each 17.0
Real Estate Investment Trusts  3.9

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES GLOBAL BOND FUND


                                                           PRINCIPAL AMOUNT   VALUE (A)
---------------------------------------------------------------------------------------

BONDS AND NOTES - 94.6% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 94.6%

AUSTRALIA - 3.0%
Queensland Treasury Corp., 6.000%, 7/14/2009           AUD       13,125,000 $ 9,737,939
Queensland Treasury Corp., 8.000%, 9/14/2007                     14,550,000  11,296,994
                                                                            -----------
                                                                             21,034,933
                                                                            -----------
AUSTRIA - 1.3%
Republic of Austria, 4.500%, 9/28/2005                 JPY      160,000,000   1,518,447
Republic of Austria, 5.000%, 7/15/2012, 144A           EUR        3,360,000   4,502,477
Republic of Austria, 5.500%, 3/03/2005                 CHF        3,900,000   3,189,262
Republic of Austria, 6.000%, 2/14/2007                 HUF       50,000,000     235,374
                                                                            -----------
                                                                              9,445,560
                                                                            -----------
BELGIUM - 2.8%
Kingdom of Belgium, 3.750%, 3/28/2009                  EUR       15,560,000  19,753,012
                                                                            -----------
BRAZIL - 1.5%
Cia Brasileira de Bebidas, 8.750%, 9/15/2013           USD        2,500,000   2,825,000
Republic of Brazil, 8.250%, 1/20/2034                             4,200,000   3,744,300
Republic of Brazil C Bond, 8.000%, 4/15/2014                      4,063,650   4,018,137
                                                                            -----------
                                                                             10,587,437
                                                                            -----------
CANADA - 5.0%
Abitibi-Consolidated, Inc., 5.250%, 6/20/2008                     1,760,000   1,705,000
Alcan, Inc., 5.500%, 5/02/2006                         EUR          900,000   1,163,381
Avenor Inc., 10.850%, 11/30/2014                       CAD        1,675,000   1,575,498
Canadian Government, 0.700%, 3/20/2006                 JPY      243,000,000   2,227,680
Canadian Pacific Railway Ltd., 4.900%, 6/15/2010, 144A            3,700,000   2,946,589
Celestica, Inc., 7.875%, 7/01/2011                     USD        1,950,000   2,023,125
Falconbridge Ltd., 7.350%, 6/05/2012                                400,000     458,695
Government of Quebec, 5.625%, 6/21/2011                EUR        3,500,000   4,815,618
Household Financial Corp. Ltd., 4.500%, 7/02/2008      CAD        2,100,000   1,687,595
Province of Ontario, 5.700%, 12/01/2008                          10,405,000   8,778,211
Province of Ontario, 6.250%, 12/03/2008                NZD        6,025,000   4,033,107
Rogers Wireless, Inc., 6.375%, 3/01/2014               USD        1,530,000   1,407,600
Shaw Comunications, Inc., 7.500%, 11/20/2013           CAD        1,450,000   1,219,019
Teck Cominco Ltd., 7.000%, 9/15/2012, 144A             USD          927,000   1,020,557
                                                                            -----------
                                                                             35,061,675
                                                                            -----------
CAYMAN ISLAND - 0.9%
Arcel Finance Ltd., 7.048%, 9/01/2011, 144A                       3,110,000   3,254,967
Enersis SA, 7.400%, 12/01/2016                                      400,000     418,943
Hutchison Whampoa International Ltd.,
 7.450%, 11/24/2033, 144A                                         1,575,000   1,632,147
Vale Overseas Ltd., 8.250%, 1/17/2034                             1,320,000   1,283,700
                                                                            -----------
                                                                              6,589,757
                                                                            -----------
CHILE - 0.5%
Empresa Nacional de Electricidad SA (Endesa-Chile),
 7.875%, 2/01/2027                                                2,900,000   2,956,016
Empresa Nacional de Electricidad SA (Endesa-Chile),
 8.350%, 8/01/2013                                                  450,000     502,315
                                                                            -----------
                                                                              3,458,331
                                                                            -----------
COLOMBIA - 0.5%
Bavaria S.A., 8.875%, 11/01/2010, 144A                            1,500,000   1,584,375
Republic of Colombia, 8.125%, 5/21/2024                           2,000,000   1,805,000
                                                                            -----------
                                                                              3,389,375
                                                                            -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                       PRINCIPAL AMOUNT   VALUE (A)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

DENMARK - 0.6%
Kingdom of Denmark, 4.000%, 8/15/2008              DKK       17,865,000 $ 3,067,531
Rohm & Haas Denmark A/S, 6.000%, 3/09/2007         EUR          650,000     860,678
                                                                        -----------
                                                                          3,928,209
                                                                        -----------
FINLAND - 1.4%
Republic of Finland, 5.000%, 7/04/2007                        7,700,000  10,109,937
                                                                        -----------
FRANCE - 2.9%
Dexia Municipal Agency, 5.500%, 4/25/2006                    13,975,000  18,147,984
GIE PSA Tresorerie, 5.875%, 9/27/2011                         1,850,000   2,538,878
                                                                        -----------
                                                                         20,686,862
                                                                        -----------
GERMANY - 8.1%
Bundesobligation, 4.000%, 2/16/2007                          20,775,000  26,566,347
Eurohypo AG - Europaeische Hypothekenbank der
 Deutschen Bank, 4.000%, 2/01/2007                            3,465,000   4,426,993
Kreditanstalt Wiederauf, 5.250%, 1/04/2010                    8,925,000  12,094,293
Munchener Hypothekenbank eG, 5.000%, 1/16/2012                2,435,000   3,253,219
Republic of Germany, 3.250%, 4/17/2009                        3,045,000   3,789,830
Republic of Germany, 5.000%, 1/04/2012                        4,970,000   6,676,568
                                                                        -----------
                                                                         56,807,250
                                                                        -----------
HONG KONG - 0.4%
Bangkok Bank PLC/Hong Kong,
 9.025%, 3/15/2029, 144A                           USD        2,500,000   2,798,990
                                                                        -----------
IRELAND - 1.5%
Republic of Ireland, 4.600%, 4/18/2016             EUR        8,195,000  10,612,179
                                                                        -----------
ITALY - 2.5%
Republic of Italy, 0.375%, 10/10/2006              JPY      800,000,000   7,300,006
Republic of Italy, 5.000%, 12/15/2004                     1,098,000,000  10,084,560
                                                                        -----------
                                                                         17,384,566
                                                                        -----------
MALAYSIA - 0.3%
Telekom Malaysia Berhad, 7.875%, 8/01/2025, 144A   USD        1,000,000   1,202,091
Tenaga Nasional Berhad, 7.500%, 11/01/2025, 144A              1,000,000   1,123,605
                                                                        -----------
                                                                          2,325,696
                                                                        -----------
MEXICO - 2.8%
America Movil SA de CV, 4.125%, 3/01/2009, 144A               2,315,000   2,257,107
Government of Mexico, 6.750%, 6/06/2006            JPY      924,000,000   9,250,086
Innova S de RL, 9.375%, 9/19/2013                  USD          850,000     924,375
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012       MXN       36,500,000   3,030,019
United Mexican States, 2.600%, 5/10/2005           JPY      250,000,000   2,304,876
United Mexican States, 5.375%, 6/10/2013           EUR          800,000   1,011,305
United Mexican States, 8.375%, 1/14/2011                        750,000     879,375
                                                                        -----------
                                                                         19,657,143
                                                                        -----------
NETHERLANDS - 4.8%
Deutsche Telekom AG, 5.250%, 5/20/2008                        1,100,000   1,450,022
Diageo Capital BV, 3.875%, 1/06/2009                          2,050,000   2,573,569
E. On International Finance, Series EMTN,
 5.750%, 5/29/2009                                            1,845,000   2,511,108
Kingdom of Netherlands, 5.500%, 1/15/2028                     8,305,000  11,606,302
Olivetti Finance NV, 6.875%, 1/24/2013                        1,000,000   1,444,250
Repsol International Finance BV, 5.000%, 7/22/2013            5,300,000   6,819,137

                                                         PRINCIPAL AMOUNT   VALUE (A)
-------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

NETHERLANDS - CONTINUED
RWE Finance BV, 6.125%, 10/26/2012                   EUR        1,800,000 $ 2,539,736
Telefonica Europe BV, 5.125%, 2/14/2013                         1,000,000   1,318,238
Volkswagen International Finance NV,
 4.875%, 5/22/2013                                              2,500,000   3,119,956
                                                                          -----------
                                                                           33,382,318
                                                                          -----------
NORWAY - 1.1%
Eksportfinans ASA, 2.500%, 12/28/2005                CHF        4,030,000   3,286,326
Kingdom of Norway, 5.500%, 5/15/2009                 NOK       25,665,000   4,135,461
                                                                          -----------
                                                                            7,421,787
                                                                          -----------
PHILIPPINES - 0.0%
Philippine Long Distance Telephone Co.,
 11.375%, 5/15/2012                                  USD          225,000     254,250
                                                                          -----------
REPUBLIC OF SOUTH KOREA - 0.1%
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                         500,000     560,692
                                                                          -----------
SINGAPORE - 2.8%
Flextronics International Ltd., 6.500%, 5/15/2013                 210,000     214,725
Government of Singapore, 3.625%, 7/01/2011           SGD       18,075,000  11,273,172
Government of Singapore, 4.625%, 7/01/2010                      8,110,000   5,331,394
Singapore Telecommunications Ltd.,
 6.000%, 11/21/2011                                  EUR        1,000,000   1,379,646
SP Powerassets Ltd., 3.730%, 10/22/2010              SGD        2,340,000   1,442,519
                                                                          -----------
                                                                           19,641,456
                                                                          -----------
SOUTH AFRICA - 0.4%
Republic of South Africa, 5.250%, 5/16/2013          EUR          800,000   1,003,449
Republic of South Africa, 8.500%, 6/23/2017          USD        1,400,000   1,701,000
                                                                          -----------
                                                                            2,704,449
                                                                          -----------
SPAIN - 4.7%
Government of Spain, 3.600%, 1/31/2009               EUR       14,900,000  18,817,574
Government of Spain, 5.400%, 7/30/2011                          6,660,000   9,139,334
Kingdom of Spain, 4.750%, 3/14/2005                  JPY      520,000,000   4,828,185
                                                                          -----------
                                                                           32,785,093
                                                                          -----------
SUPRANATIONAL - 2.8%
European Investment Bank, 0.875%, 11/08/2004                  922,000,000   8,393,488
European Investment Bank, 2.125%, 9/20/2007                    71,000,000     678,122
European Investment Bank, 6.000%, 11/26/2004         GBP          155,000     281,191
Inter-American Development Bank,
 Zero Coupon Bond, 5/11/2009                         BRL       27,100,000   4,719,514
International Bank for Reconstruction & Development,
 4.750%, 12/20/2004                                  JPY      535,000,000   4,913,761
Nordic Investment Bank, 5.250%, 4/20/2006            SEK        6,000,000     850,820
                                                                          -----------
                                                                           19,836,896
                                                                          -----------
SWEDEN - 4.1%
Government of Sweden, 5.250%, 3/15/2011                        69,675,000  10,222,417
Government of Sweden, 6.500%, 5/05/2008                       106,420,000  16,070,644
Stena AB, 7.500%, 11/01/2013                         USD        1,290,000   1,291,613
Volvo Treasury AB, 6.000%, 2/09/2007                 EUR          620,000     821,281
                                                                          -----------
                                                                           28,405,955
                                                                          -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                       PRINCIPAL AMOUNT   VALUE (A)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

THAILAND - 0.1%
Thai Farmers Bank Plc, 8.250%, 8/21/2016, 144A     USD          555,000 $   622,739
                                                                        -----------
UNITED KINGDOM - 8.5%
Hilton Group Finance Plc, 6.500%, 7/17/2009        EUR          985,000   1,364,232
MBNA Europe Funding Plc, 6.500%, 3/27/2007                    1,000,000   1,338,821
mm02 Plc, 6.375%, 1/25/2007                                   1,670,000   2,227,349
NGG Finance Plc, 6.125%, 8/23/2011                            1,600,000   2,220,130
Pearson Plc, 6.125%, 2/01/2007                                  640,000     848,695
Permanent Finance Plc, 5.100%, 6/10/2009                      2,196,000   2,871,842
Scottish Power UK Plc, Series EMTN,
 6.625%, 1/14/2010                                 GBP        1,250,000   2,382,273
Standard Chartered Bank, 6.750%, 4/27/2009                      700,000   1,329,743
Tesco Plc, 4.750%, 4/13/2010                       EUR        1,300,000   1,692,185
United Kingdom Treasury, 5.000%, 3/07/2012         GBP       12,590,000  23,053,979
United Kingdom Treasury, 6.250%, 11/25/2010                   9,185,000  17,925,588
WPP Group Plc, 6.000%, 6/18/2008                   EUR        1,690,000   2,275,367
                                                                        -----------
                                                                         59,530,204
                                                                        -----------
UNITED STATES - 28.8%
Agco Corp., 6.875%, 4/15/2014                                 1,770,000   2,167,109
Allied Waste North America, Inc.,
 6.500%, 11/15/2010                                USD          775,000     767,250
American Standard, Inc., 7.125%, 6/01/2006         EUR          325,000     428,214
American Standard, Inc., 8.250%, 6/01/2009         GBP          325,000     630,035
ASIF Global Financing XXVII, 2.380%, 2/26/2009     SGD       13,500,000   7,941,693
Bank of America Corp., 4.625%, 2/18/2014           EUR        1,270,000   1,610,052
Bowater, Inc., 6.500%, 6/15/2013                   USD        2,250,000   2,183,173
Chesapeake Energy Corp., 6.875%, 1/15/2016                    2,200,000   2,299,000
Citi Credit Card Issuance Trust, 5.375%, 4/10/2013 EUR        3,243,000   4,373,689
Corning, Inc., 5.900%, 3/15/2014                   USD        1,675,000   1,637,190
Corning, Inc., 6.750%, 9/15/2013                                400,000     416,890
Couche-Tard US/Finance, 7.500%, 12/15/2013                    3,500,000   3,727,500
D.R. Horton, Inc., 5.000%, 1/15/2009                            810,000     824,175
Dean Foods Co., 6.625%, 5/15/2009                             2,250,000   2,390,625
Dean Foods Co., 8.150%, 8/01/2007                               500,000     543,750
Equistar Chemicals, LP, 6.500%, 2/15/2006                     2,590,000   2,654,750
Federal Farm Credit Bank, 2.125%, 7/17/2006                  10,000,000   9,886,520
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                                 SGD        4,500,000   2,754,514
Federal Home Loan Mortgage Corp.,
 5.500%, 4/01/2033                                 USD          903,023     917,365
Federal Home Loan Mortgage Corp.,
 6.000%, 1/01/2033                                              359,003     371,336
Federal National Mortgage Association,
 1.750%, 3/26/2008                                 JPY    1,160,000,000  11,040,619
Federal National Mortgage Association,
 2.290%, 2/19/2009                                 SGD        5,700,000   3,342,894
Federal National Mortgage Association,
 5.500%, 5/01/2033                                 USD          891,341     905,096
Federal National Mortgage Association,
 6.000%, 7/01/2017                                            1,250,910   1,312,513
First Industrial LP, 6.875%, 4/15/2012                        1,650,000   1,812,114
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                                 SGD        2,250,000   1,299,808
HCA, Inc., 5.250%, 11/06/2008                      USD        3,040,000   3,112,720

                                                         PRINCIPAL AMOUNT    VALUE (A)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
HCA, Inc., 7.500%, 11/06/2033                        USD        3,000,000 $  3,150,339
Household Finance Corp., 5.125%, 6/24/2009           EUR          900,000    1,191,683
IMC Global, Inc., Series B, 10.875%, 6/01/2008       USD          500,000      606,250
iStar Financial, Inc., 4.875%, 1/15/2009                        1,495,000    1,498,038
John Deere Capital Corp., 3.900%, 1/15/2008                     2,175,000    2,206,435
KfW International Finance, Inc., 1.000%, 12/20/2004  JPY    1,379,000,000   12,567,679
Lear Corp., 8.125%, 4/01/2008                        EUR        2,504,000    3,520,207
Lehman Brothers Holdings, Inc., 4.000%, 1/22/2008    USD        2,175,000    2,209,324
McDonald's Corp., 3.627%, 10/10/2010                 SGD          500,000      303,009
Morgan Stanley, 5.375%, 11/14/2013                   GBP        1,400,000    2,494,513
News America Holdings, Inc., 8.625%, 2/07/2014       AUD        1,240,000      967,806
Overseas Shipholding Group, Inc., 7.500%, 2/15/2024  USD        1,760,000    1,709,400
Pemex Project Funding Master Trust,
 7.875%, 2/01/2009                                              5,600,000    6,244,000
Phillips-Van Heusen Corp., 8.125%, 5/01/2013                    1,000,000    1,070,000
Pioneer Natural Resources Co., 6.500%, 1/15/2008                  275,000      298,097
Premcor Refining Group, Inc., 6.750%, 2/01/2011                 1,440,000    1,533,600
Premcor Refining Group, Inc., 7.500%, 6/15/2015                   570,000      612,750
Qwest Capital Funding, Inc., 7.250%, 2/15/2011                  1,035,000      923,737
Qwest Corp., 7.875%, 9/01/2011, 144A                            1,500,000    1,556,250
Russell Corp., 9.250%, 5/01/2010                                2,325,000    2,522,625
Service Corp. International, 6.500%, 3/15/2008                  1,265,000    1,317,181
Smithfield Foods, Inc., 7.000%, 8/01/2011, 144A                 2,770,000    2,894,650
U.S. Treasury Notes, 2.375%, 1/15/2025(c)                       6,144,597    6,401,182
U.S. Treasury Notes, 2.625%, 11/15/2006                         8,600,000    8,596,973
U.S. Treasury Notes, 1.875%, 12/31/2005                         9,000,000    8,953,947
U.S. Treasury Notes, 5.750%, 8/15/2010                         21,065,000   23,483,368
U.S. Treasury Notes, 6.875%, 5/15/2006                         21,880,000   23,415,013
Union Pacific Corp., 3.875%, 2/15/2009                          2,175,000    2,164,249
United Rentals North America, Inc.,
 6.500%, 2/15/2012                                              1,000,000      962,500
US West Capital Funding, Inc., 6.875%, 7/15/2028                  630,000      452,025
Valeant Pharmaceuticals International,
 7.000%, 12/15/2011                                             1,300,000    1,316,250
Williams Companies., Inc. (The), 7.875%, 9/01/2021              1,870,000    2,075,700
XTO Energy, Inc., 6.250%, 4/15/2013                             1,375,000    1,506,109
                                                                          ------------
                                                                           202,075,483
                                                                          ------------
VENEZUELA - 0.2%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A              1,310,000    1,277,250
                                                                          ------------
VIRGIN ISLANDS - 0.2%
First Citizens St. Lucia, 5.125%, 2/14/2011, 144A               1,515,000    1,524,142
                                                                          ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $645,092,925)                                            663,653,626
                                                                          ------------

CONVERTIBLE BONDS - 0.0%

UNITED STATES - 0.0%
Nextel Communications, Inc., 5.250%, 1/15/2010                    290,000      288,913
                                                                          ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $251,866)                                                    288,913
                                                                          ------------

TOTAL BONDS AND NOTES
 (Identified Cost $645,344,791)                                            663,942,539
                                                                          ------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                    PRINCIPAL AMOUNT    VALUE (A)
---------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 3.6% OF TOTAL NET ASSETS
Repurchase Agreement with State Street Corp.,
dated 9/30/2004 at 0.650% to be repurchased at
$25,007,452 on 10/1/2004 collateralized by
$17,795,000 U.S Treasury Bond, 8.500% due
2/15/2020 with a value of $25,513,581                 $   25,007,000 $ 25,007,000
                                                                     ------------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $25,007,000)                                         25,007,000
                                                                     ------------

TOTAL INVESTMENTS - 98.2%
 (Identified Cost $670,351,791)(b)                                    688,949,539
 Other assets less liabilities--1.8%                                   12,532,569
                                                                     ------------

TOTAL NET ASSETS - 100%                                              $701,482,108
                                                                     ------------

(a)See Note 2a of Notes to Financial Statements.
(b)At September 30, 2004, the net unrealized appreciation on investments based on cost of $ 673,492,424 for federal income tax purposes was as follows:

   Aggregate gross unrealized
   appreciation for all
   securities in which there is
   an excess of value over tax
   cost                                                           $ 19,181,559
   Aggregate gross unrealized
   depreciation for all
   securities in which there is
   an excess of tax cost over
   value                                                           (3,724,444)
                                                                  ------------
   Net unrealized appreciation                                    $ 15,457,115
                                                                  ------------

   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $17,863,471 in undistributed ordinary income and $1,963,811 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, premium amortization accruals, wash sales and mark-to-market on forward contracts.
(c)Treasury Inflation Protected Security (TIPS).
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $30,758,628 or 4.38% of total net assets.
   Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD:
   Canadian Dollar; CHF: Swiss Franc; DKK: Danish Krone; EUR: Euro; GBP: great British Pound; HUF: Hungarian Forint: JPY: Japanese Yen; MXN: Mexican Peso;
   NOK: Norweigan Krone; NZD: New Zealand Dollar; SEK: Swedish Krona; SGD:
   Singapore Dollar; USD: United States Dollar

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Sovereigns                24.3%
Sovereigns Non-Callable   14.9
Treasuries                10.1
Foreign Local Governments  5.5
Government Agencies        3.9
Foreign Agencies           3.5
Supranational              2.8
Banks/Savings & Loans      2.6
Other, less than 2% each  27.0

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND


                                                        PRINCIPAL AMOUNT  VALUE (A)
-----------------------------------------------------------------------------------

BONDS AND NOTES - 86.8% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 81.0%

AIRLINES - 1.6%
American Airlines, Inc., 6.978%, 4/01/2011          USD          126,196 $  124,679
Continental Airlines, Inc., 8.000%, 12/15/2005                   150,000    137,250
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                               359,474    336,482
Continental Airlines, Inc., Series 1999-1A,
 6.545%, 2/02/2019                                               316,195    305,155
Continental Airlines, Inc., Series 2000-2A,
 7.707%, 10/02/2022                                              507,869    493,504
Northwest Airlines Corp., Series 1999-2B,
 7.950%, 3/01/2015                                               222,348    173,232
                                                                         ----------
                                                                          1,570,302
                                                                         ----------
AUTOMOTIVE - 0.4%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                      350,000    350,000
                                                                         ----------
CHEMICALS - 4.9%
IMC Global, Inc., 7.300%, 1/15/2028                            1,460,000  1,474,600
IMC Global, Inc., 7.375%, 8/01/2018                              400,000    420,000
Borden, Inc., 7.875%, 2/15/2023                                  999,000    809,190
Borden, Inc., 9.200%, 3/15/2021                                2,231,000  2,063,675
                                                                         ----------
                                                                          4,767,465
                                                                         ----------
CONSTRUCTION MACHINERY - 0.5%
Great Lakes Dredge & Dock Corp.,
 7.750%, 12/15/2013                                              200,000    173,000
United Rentals North America, Inc.,
 7.000%, 2/15/2014                                               395,000    350,563
                                                                         ----------
                                                                            523,563
                                                                         ----------
ELECTRIC - 7.7%
AES Corp., 7.750%, 3/01/2014                                   1,185,000  1,223,512
AES Corp., 8.375%, 3/01/2011                        GBP          405,000    741,096
AES Corp., 8.875%, 2/15/2011                        USD          125,000    139,063
AES Corp., 8.875%, 11/01/2027                                    700,000    672,875
Calpine Canada Energy Finance, 8.750%, 10/15/2007   CAD          510,000    283,142
Calpine Corp., 7.625%, 4/15/2006                    USD           65,000     60,125
Calpine Corp., 7.750%, 4/15/2009                                 255,000    163,200
Calpine Corp., 7.875%, 4/01/2008                                 350,000    236,250
Calpine Corp., 8.500%, 2/15/2011                                 300,000    192,000
Calpine Corp., 8.750%, 7/15/2011, 144A                           565,000    426,575
Edison Mission Energy, 7.730%, 6/15/2009                         775,000    813,750
Empresa Nacional de Electricidad SA (Endesa-Chile),
 7.875%, 2/01/2027                                               225,000    229,346
Empresa Nacional de Electricidad SA (Endesa-Chile),
 8.350%, 8/01/2013                                               125,000    139,532
Enersis SA, 7.375%, 1/15/2014                                  1,125,000  1,179,129
Enersis SA, 7.400%, 12/01/2016                                   500,000    523,679
Quezon Power Philippines Co., 8.860%, 6/15/2017                  461,250    415,125
                                                                         ----------
                                                                          7,438,399
                                                                         ----------
ELECTRONICS - 8.6%
Corning, Inc., 5.900%, 3/15/2014                                 500,000    488,713
Corning, Inc., 6.200%, 3/15/2016                                 400,000    392,956
Corning, Inc., 6.750%, 9/15/2013                                 425,000    442,946

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                       PRINCIPAL AMOUNT  VALUE (A)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ELECTRONICS - CONTINUED
Corning, Inc., 6.850%, 3/01/2029                   USD          701,000 $  650,916
Lucent Technologies, Inc., 6.450%, 3/15/2029                  3,415,000  2,766,150
Nortel Networks Corp., 6.875%, 9/01/2023                      1,000,000    915,000
Northern Telecom Capital Corp., 7.875%, 6/15/2026             1,975,000  1,905,875
Amkor Technology, Inc., 7.125%, 3/15/2011                       250,000    205,000
Amkor Technology, Inc., 7.750%, 5/15/2013                       775,000    635,500
                                                                        ----------
                                                                         8,403,056
                                                                        ----------
FOREIGN LOCAL GOVERNMENTS - 2.6%
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012       MXN       30,000,000  2,490,427
                                                                        ----------
GOVERNMENT AGENCIES - 1.4%
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                                 SGD          250,000    153,029
Federal National Mortgage Association,
 2.290%, 2/19/2009                                            2,000,000  1,172,945
                                                                        ----------
                                                                         1,325,974
                                                                        ----------
INFORMATION/DATA TECHNOLOGY - 2.3%
Xerox Capital Trust I, 8.000%, 2/01/2027           USD        1,600,000  1,576,000
Xerox Corp., 7.200%, 4/01/2016                                  640,000    654,400
                                                                        ----------
                                                                         2,230,400
                                                                        ----------
INTEGRATED/ENERGY - 2.9%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A            1,450,000  1,413,750
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A             1,435,000  1,413,475
                                                                        ----------
                                                                         2,827,225
                                                                        ----------
LIFE INSURANCE - 2.2%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                           SGD        3,700,000  2,176,612
                                                                        ----------
MEDIA CABLE - 3.5%
Charter Communications Holdings LLC,
 9.625%, 11/15/2009                                USD        1,000,000    787,500
Charter Communications Holdings LLC,
 10.000%, 4/01/2009                                             100,000     81,000
Charter Communications Holdings LLC,
 10.000%, 5/15/2011                                             800,000    616,000
CSC Holdings, Inc., 6.750%, 4/15/2012, 144A                     500,000    501,250
Innova S de RL, 9.375%, 9/19/2013                               200,000    217,500
NTL Cable Plc, 9.750%, 4/15/2014, 144A             GBP          650,000  1,171,748
                                                                        ----------
                                                                         3,374,998
                                                                        ----------
METALS & MINING - 1.2%
AK Steel Corp., 7.750%, 6/15/2012                  USD          700,000    684,250
Vale Overseas Ltd., 8.250%, 1/17/2034                           500,000    486,250
                                                                        ----------
                                                                         1,170,500
                                                                        ----------

NON-CAPTIVE DIVERSIFIED - 0.4%
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                                 SGD          750,000    433,269
                                                                        ----------
OIL FIELD SERVICES - 0.6%
Pecom Energia SA, 8.125%, 7/15/2011, 144A          USD          600,000    598,500
                                                                        ----------

                                                     PRINCIPAL AMOUNT  VALUE (A)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PACKAGING - 0.8%
Owens-Illinois, Inc., 7.800%, 5/15/2018          USD          525,000 $  509,250
Solo Cup Co., 8.500%, 2/15/2014                               250,000    246,250
                                                                      ----------
                                                                         755,500
                                                                      ----------
PAPER - 3.2%
Abitibi-Consolidated, Inc., 5.250%, 6/20/2008                 200,000    193,750
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013                 250,000    230,000
Bowater, Inc., 6.500%, 6/15/2013                              250,000    242,575
Georgia-Pacific Corp. (Timber Group),
 7.250%, 6/01/2028                                            925,000    957,375
Georgia-Pacific Group, 7.375%, 12/01/2025                     650,000    692,250
Georgia-Pacific Group, 7.750%, 11/15/2029                     500,000    537,500
Pope & Talbot, Inc., 8.375%, 6/01/2013                        200,000    209,000
                                                                      ----------
                                                                       3,062,450
                                                                      ----------
PHARMACEUTICALS - 0.3%
Pharma Services Intermediate Holding Corp.,
 Zero Coupon Bond, 4/01/2014
 (step to 11.500% on 4/01/09), 144A(d)                        500,000    315,000
                                                                      ----------
PIPELINES - 6.7%
Coastal Corp., 6.375%, 2/01/2009                              485,000    465,600
El Paso Corp., 5.750%, 3/14/2006                              300,000    370,569
El Paso Corp., 7.000%, 5/15/2011                 EUR          690,000    665,850
El Paso Energy, 7.800%, 8/01/2031                USD          500,000    438,750
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028                850,000    807,500
Williams Cos., Inc., 7.500%, 1/15/2031                      3,725,000  3,743,625
                                                                      ----------
                                                                       6,491,894
                                                                      ----------
RAILROADS - 0.4%
Missouri Pacific Railroad Co., 4.750%, 1/01/2020               30,000     25,235
Missouri Pacific Railroad Co., 5.000%, 1/01/2045              314,000    226,865
TFM SA de CV, 12.500%, 6/15/2012                              125,000    138,750
                                                                      ----------
                                                                         390,850
                                                                      ----------
RESTAURANTS - 0.5%
McDonald's Corp., 3.627%, 10/10/2010             SGD          750,000    454,513
                                                                      ----------
RETAILERS - 3.9%
Dillard's, Inc., 6.625%, 1/15/2018               USD          500,000    477,500
Dillard's, Inc., 7.000%, 12/01/2028                           350,000    329,000
Dillard's, Inc., 7.130%, 8/01/2018                            500,000    493,750
Dillard's, Inc., 7.750%, 7/15/2026                          1,500,000  1,485,000
Woolworth Corp., 8.500%, 1/15/2022                            910,000    969,150
                                                                      ----------
                                                                       3,754,400
                                                                      ----------
SOVEREIGNS - 9.3%
Petroleos Mexicanos, 8.625%, 12/01/2023, 144A                 275,000    310,750
Republic of Argentina, 8.875%, 3/01/2029(e)                   700,000    159,565
Republic of Brazil, 8.250%, 1/20/2034                       2,525,000  2,251,037
Republic of Brazil, 10.125%, 5/15/2027                        675,000    715,500
Republic of Brazil, 10.250%, 6/17/2013           USD          700,000    774,550
Republic of Brazil C Bond, 8.000%, 4/15/2014                   29,315     28,987
Republic of Dominican, 9.040%, 1/23/2013, 144A                710,000    550,250
Republic of Peru, 4.500%, 3/07/2017(f)                        275,000    242,000
Republic of South Africa, 12.500%, 12/21/2006    ZAR          455,000     75,856
Republic of Uruguay, 7.500%, 3/15/2015           USD        1,133,000  1,002,705

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                              PRINCIPAL AMOUNT   VALUE (A)
------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SOVEREIGNS - CONTINUED
Republic of Uruguay, 7.875%, 1/15/2033                    USD        1,016,334 $   818,149
Republic of Venezuela, 9.250%, 9/15/2027                             2,125,000   2,094,187
                                                                               -----------
                                                                                 9,023,536
                                                                               -----------
SOVEREIGNS NON-CALLABLE - 2.9%
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                                        SEK       14,695,000   2,219,114
Kingdom of Norway, 6.750%, 1/15/2007                      NOK        3,955,000     640,849
                                                                               -----------
                                                                                 2,859,963
                                                                               -----------
SUPRANATIONAL - 2.0%
Inter-American Development Bank,
 Zero Coupon Bond, 5/11/2009                              BRL       11,000,000   1,915,670
                                                                               -----------
TEXTILE - 0.2%
Phillips-Van Heusen Corp., 7.750%, 11/15/2023             USD          245,000     245,000
                                                                               -----------
TRANSPORTATION SERVICES - 5.3%
American President Cos. Ltd., 8.000%, 1/15/2024                      2,485,000   2,559,550
Atlas Air Worldwide Holdings, Inc., 7.200%, 1/02/2019(e)               975,832     917,813
Atlas Air, Inc., Series 1999-1B, 7.630%, 1/02/2015(e)                  397,855     282,332
Atlas Air, Inc., Series 1999-1C, 8.770%, 1/02/2011(e)                  149,828      62,874
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                           226,969     213,671
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(e)                      1,564,590   1,119,448
                                                                               -----------
                                                                                 5,155,688
                                                                               -----------
WIRELINES - 4.7%
AT&T Corp., 6.500%, 3/15/2029                                          127,000     108,268
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                                   1,100,000   1,028,500
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                         200,000     156,500
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                       1,400,000   1,071,000
Qwest Capital Funding, Inc., 7.900%, 8/15/2010                         800,000     738,000
Qwest Communications International, Inc., Series B,
 7.250%, 11/01/2008                                                     25,000      22,375
Qwest Corp., 7.250%, 10/15/2035                                        225,000     192,937
US West Capital Funding, Inc., 6.500%, 11/15/2018                      894,000     652,620
US West Capital Funding, Inc., 6.875%, 7/15/2028                       775,000     556,062
                                                                               -----------
                                                                                 4,526,262
                                                                               -----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $69,943,412)                                                  78,631,416
                                                                               -----------

CONVERTIBLE BONDS - 5.8%

ELECTRONICS - 2.0%
Corning, Inc., 3.500%, 11/01/2008                                      675,000     793,125
Nortel Networks Corp., 4.250%, 9/01/2008                               425,000     410,125
Richardson Electronics Ltd., 7.250%, 12/15/2006                        150,000     150,000
Amkor Technology, Inc., 5.000%, 3/15/2007                              705,000     588,675
                                                                               -----------
                                                                                 1,941,925
                                                                               -----------
INFORMATION/DATA TECHNOLOGY - 1.7%
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008                   225,000     158,063
Maxtor Corp., 5.750%, 3/01/2012                                      1,655,000   1,456,400
                                                                               -----------
                                                                                 1,614,463
                                                                               -----------

                                                           PRINCIPAL AMOUNT   VALUE (A)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PHARMACEUTICALS - 2.1%
Nektar Therapeutics, 3.500%, 10/17/2007                USD          850,000 $   793,687
Vertex Pharmaceuticals, Inc., 5.750%, 2/15/2011, 144A             1,200,000   1,261,500
                                                                            -----------
                                                                              2,055,187
                                                                            -----------
TEXTILE - 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012                                 22,000      19,635
                                                                            -----------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc., 8.000%, 8/15/2005(e)                  75,000           8
                                                                            -----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $4,787,324)                                                 5,631,218
                                                                            -----------

TOTAL BONDS AND NOTES
 (Identified Cost $74,730,736)                                               84,262,634
                                                                            -----------

                                                                     SHARES
---------------------------------------------------------------------------------------

COMMON STOCKS - 0.9% OF TOTAL NET ASSETS

IT SERVICES - 0.0%
Covad Communications Group, Inc.(c)                                   1,316       2,211
                                                                            -----------
OIL & GAS - 0.2%
Pogo Producing Co.                                                    4,148     196,822
                                                                            -----------
REAL ESTATE - 0.7%
Associated Estates Realty Corp.                                      35,200     351,648
Developers Diversified Realty Corp.                                   7,125     278,944
                                                                            -----------
                                                                                630,592
                                                                            -----------

TOTAL COMMON STOCKS
 (Identified Cost $680,035)                                                     829,625
                                                                            -----------

PREFERRED STOCKS - 9.2% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.8%

CONSTRUCTION MACHINERY - 0.3%
United Rentals Trust, 6.500%                                          7,000     266,000
                                                                            -----------
ELECTRIC - 0.3%
Pacific Gas & Electric Co., 5.000%                                   10,600     223,660
Pacific Gas & Electric Co., 5.500%                                      400       9,000
Pacific Gas & Electric Co., Series G, 4.800%                            400       8,088
Southern California Edison Co., 4.320%                                1,100      20,460
                                                                            -----------
                                                                                261,208
                                                                            -----------
PIPELINES - 0.2%
El Paso Tennessee Pipeline Co., 8.250%                                5,000     227,813
                                                                            -----------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $604,890)                                                     755,021
                                                                            -----------

CONVERTIBLE PREFERRED STOCKS - 8.4%

AUTOMOTIVE - 2.5%
Cummins Capital Trust I, 7.000%(c)                                   29,500   2,400,562
                                                                            -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                                     SHARES   VALUE (A)
---------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS - CONTINUED

ELECTRONICS - 0.9%
Lucent Technologies Capital Trust, 7.750%                               800 $   888,200
                                                                            -----------
INDEPENDENT/ENERGY - 0.5%
Chesapeake Energy Corp.                                               6,500     520,813
                                                                            -----------
LODGING - 0.3%
Host Marriott Financial Trust, 7.750%                                 6,000     315,000
                                                                            -----------
PACKAGING - 1.0%
Owens-Illinois, Inc., 4.750%                                         28,300     986,255
                                                                            -----------
WIRELINES - 3.2%
Philippine Long Distance Telephone Co., 3.500% GDS                   61,950   3,082,012
                                                                            -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $5,287,525)                                                 8,192,842
                                                                            -----------

TOTAL PREFERRED STOCKS
 (Identified Cost $5,892,415)                                                 8,947,863
                                                                            -----------

                                                           PRINCIPAL AMOUNT
---------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 2.7% OF TOTAL NET ASSETS
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at $2,658,048
on 10/01/04 collateralized by
$1,895,000 U.S. Treasury Bond, 8.500% due
02/15/20 with a value of $2,716,956                             $ 2,658,000   2,658,000
                                                                            -----------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $2,658,000)                                                 2,658,000
                                                                            -----------

TOTAL INVESTMENTS - 99.6%
 (Identified Cost $83,961,186)(b)                                            96,698,122
 Other assets less liabilities--0.4%                                            410,713
                                                                            -----------

TOTAL NET ASSETS - 100%                                                     $97,108,835
                                                                            -----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:

   At September 30, 2004, the net
   unrealized appreciation on
   investments based on cost of
   $84,097,867 for federal income
   tax purposes was as follows:
   Aggregate gross unrealized
   appreciation for all
   investments in which there is
   an excess of value over tax
   cost                                                            13,813,457
   Aggregate gross unrealized
   depreciation for all
   investments in which there is
   an excess of tax cost over
   value                                                           (1,213,202)
                                                                  -----------
   Net unrealized appreciation                                    $12,600,255
                                                                  -----------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $11,036,989 of which $590,889 expires on September 30, 2009, $3,709,395 expires on September 30, 2010 and $6,736,705 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $6,195,665 in undistributed ordinary income and $0 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, defaulted bond income accruals, premium amortization accruals and corporate action cost basis adjustments.
(c)Non-income producing security.
(d)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(e)Non-income producing security due to default or bankruptcy filing.
(f)Variable rate security. The rate as of September 30, 2004 is disclosed. 144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $10,139,410 or 10.44% of total net assets.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

GDSGlobal Depositary Share is a certificate issued by a custodian bank respresenting the right to receive securities of the foreign issuer. The values of GDS's are significantly influenced by trading on exchanges not located in the United States.
   Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro;
   GBP: British Pound; MXN: Mexican Peso; NOK: Norwegian Krone; SGD: Singapore Dollar; SEK: Swedish Krona; USD: United States Dollar, ZAR: South African Rand.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

                       Electronics                 11.5%
                       Sovereigns                   9.3
                       Electric                     8.0
                       Wirelines                    7.9
                       Pipelines                    6.9
                       Transportation Services      5.3
                       Chemicals                    4.9
                       Information/Data Technology  4.0
                       Retailers                    3.9
                       Media Cable                  3.5
                       Paper                        3.2
                       Sovereigns Non-Callable      2.9
                       Integrated/Energy            2.9
                       Automotive                   2.9
                       Foreign Local Governments    2.6
                       Pharmaceuticals              2.4
                       Life Insurance               2.2
                       Supranational                2.0
                       Other, less than 2% each    10.6

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND


                                                          PRINCIPAL AMOUNT  VALUE (A)
-------------------------------------------------------------------------------------

BONDS AND NOTES - 95.2% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 95.2%

ASSET-BACKED SECURITIES - 1.1%
Community Program Loan Trust, Series 1987-A, Class A4,
 4.500%, 10/01/2018                                                337,576 $  345,619
                                                                           ----------
AUTOMOTIVE - 5.6%
DaimlerChrysler NA Holding, 4.750%, 1/15/2008                      150,000    154,482
Ford Motor Credit Co., 7.000%, 10/01/2013                          200,000    211,458
General Motors Acceptance Corp., 5.625%, 5/15/2009                 600,000    611,649
General Motors Acceptance Corp., 6.875%, 8/28/2012                 250,000    259,778
WFS Financial Trust, 3.540%, 11/21/2011                            500,000    503,743
                                                                           ----------
                                                                            1,741,110
                                                                           ----------
BANKING - 4.6%
Citigroup, Inc., 3.500%, 2/01/2008                                 400,000    400,999
J.P. Morgan Chase & Co., 3.625%, 5/01/2008                         500,000    500,900
MBNA Corp., 4.625%, 9/15/2008                                      500,000    511,415
                                                                           ----------
                                                                            1,413,314
                                                                           ----------
BEVERAGES - 1.3%
Cia Brasileira de Bebidas, 8.750%, 9/15/2013                       350,000    395,500
                                                                           ----------
BROKERAGE - 1.6%
Goldman Sachs Group, Inc., 4.125%, 1/15/2008                       500,000    509,635
                                                                           ----------
CHEMICALS - 0.8%
Eastman Chemical Co., 3.250%, 6/15/2008                            255,000    249,447
                                                                           ----------
CONSTRUCTION MACHINERY - 0.8%
Caterpillar Financial Services Corp., 3.100%, 5/15/2007            235,000    234,482
                                                                           ----------
CONSUMER PRODUCTS - 0.8%
Bausch & Lomb, Inc., 6.500%, 8/01/2005                             250,000    255,666
                                                                           ----------
ELECTRIC - 11.5%
CenterPoint Energy, Inc., 5.875%, 6/01/2008                        240,000    250,541
Dominion Resources, Inc., 4.125%, 2/15/2008                        540,000    547,171
Duke Energy Co., 5.625%, 11/30/2012                                 30,000     31,447
Empresa Nacional de Electricidad SA (Endesa-Chile),
 8.350%, 8/01/2013                                                 600,000    669,753
Exelon Generation Co. LLC, 6.950%, 6/15/2011                       100,000    112,976
FirstEnergy Corp., Series B, 6.450%, 11/15/2011                    350,000    381,804
Pacific Gas & Electric Co., 3.600%, 3/01/2009                      500,000    494,168
Progress Energy, Inc., 5.850%, 10/30/2008                          350,000    372,461
Progress Energy, Inc., 6.750%, 3/01/2006                           200,000    210,031
Public Service New Mexico, 4.400%, 9/15/2008                       500,000    507,060
                                                                           ----------
                                                                            3,577,412
                                                                           ----------
ELECTRONICS - 2.8%
Motorola, Inc., 5.800%, 10/15/2008                                 200,000    213,191
Motorola, Inc., 8.000%, 11/01/2011                                 550,000    661,079
                                                                           ----------
                                                                              874,270
                                                                           ----------
ENTERTAINMENT - 2.2%
AOL Time Warner, Inc., 6.125%, 4/15/2006                           150,000    156,824
AOL Time Warner, Inc., 6.150%, 5/01/2007                           500,000    531,432
                                                                           ----------
                                                                              688,256
                                                                           ----------

                                                            PRINCIPAL AMOUNT  VALUE (A)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

FINANCIAL SERVICES - 1.9%
General Electric Capital Corp., 2.800%, 1/15/2007                    450,000 $  447,237
International Lease Finance Corp., 5.750%, 2/15/2007                 125,000    132,338
                                                                             ----------
                                                                                579,575
                                                                             ----------
FOOD & BEVERAGE - 1.7%
Kraft Food, Inc., 5.250%, 6/01/2007                                  500,000    523,275
                                                                             ----------
HEALTHCARE - 1.3%
HCA, Inc., 5.250%, 11/06/2008                                        400,000    409,568
                                                                             ----------
INDEPENDENT/ENERGY - 0.7%
Pioneer Natural Resources Co., 6.500%, 1/15/2008                     200,000    216,798
                                                                             ----------
INDUSTRIAL OTHER - 0.9%
IDEX Corp., 6.875%, 2/15/2008                                        250,000    270,802
                                                                             ----------
INTEGRATED/ENERGY - 2.2%
Pemex Project Funding Master Trust, 6.125%, 8/15/2008                400,000    420,000
Phillips Petroleum Co., 6.375%, 3/30/2009                            250,000    276,973
                                                                             ----------
                                                                                696,973
                                                                             ----------
MEDIA CABLE - 1.0%
Comcast Cable Communications, 6.200%, 11/15/2008                     300,000    324,186
                                                                             ----------
MEDIA NON-CABLE - 2.6%
Clear Channel Communications, Inc., 3.125%, 2/01/2007                150,000    147,774
Clear Channel Communications, Inc., 4.625%, 1/15/2008                125,000    127,294
News America, Inc., 6.625%, 1/09/2008                                500,000    545,188
                                                                             ----------
                                                                                820,256
                                                                             ----------
MORTGAGE RELATED - 10.8%
Federal Home Loan Mortgage Corp., 5.500%, 3/01/2013                   35,764     37,119
Federal Home Loan Mortgage Corp., 6.000%, 11/01/2012                  67,988     71,394
Federal National Mortgage Association, 5.000%, 1/01/2019             644,786    656,456
Federal National Mortgage Association, 5.000%, 2/01/2019             944,504    960,810
Federal National Mortgage Association, 5.500%, 1/01/2017             127,758    132,381
Federal National Mortgage Association, 5.500%, 1/01/2017             147,922    153,215
Federal National Mortgage Association, 5.500%, 2/01/2017              75,297     78,022
Federal National Mortgage Association, 5.500%, 9/01/2017             386,558    400,391
Federal National Mortgage Association, 5.500%, 12/01/2018            645,861    668,540
Nomura Asset Securities Corp., 6.280%, 3/15/2030                     191,853    200,756
                                                                             ----------
                                                                              3,359,084
                                                                             ----------
NON-CAPTIVE CONSUMER - 3.8%
American General Finance Corp., 2.750%, 6/15/2008                    350,000    338,180
Capital One Bank, 4.875%, 5/15/2008                                  400,000    414,294
Capital One Bank, 6.875%, 2/01/2006                                  225,000    236,579
Countrywide Home Loans, Inc., 3.250%, 5/21/2008                      200,000    196,684
                                                                             ----------
                                                                              1,185,737
                                                                             ----------
NON-CAPTIVE DIVERSIFIED - 1.4%
CIT Group, Inc., 3.375%, 4/01/2009                                   450,000    439,173
                                                                             ----------
OIL FIELD SERVICES - 2.4%
Halliburton Co., 5.625%, 12/01/2008                                  150,000    157,772
Halliburton Co., 6.000%, 8/01/2006                                   550,000    574,496
                                                                             ----------
                                                                                732,268
                                                                             ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                          PRINCIPAL AMOUNT   VALUE (A)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PAPER - 4.9%
Boise Cascade Corp., 7.500%, 2/01/2008                             500,000 $   555,000
International Paper Co., 4.000%, 4/01/2010                         350,000     341,985
MacMillan Bloedel Ltd., 6.750%, 2/15/2006                          150,000     157,518
Temple-Inland, Inc., 6.750%, 3/01/2009                             100,000     109,219
Weyerhaeuser Co., 6.000%, 8/01/2006                                350,000     367,870
                                                                           -----------
                                                                             1,531,592
                                                                           -----------
PIPELINES - 0.5%
Kinder Morgan, Inc., 6.650%, 3/01/2005                             165,000     167,646
                                                                           -----------
RAILROADS - 1.6%
Union Pacific Corp., 3.875%, 2/15/2009                             500,000     497,529
                                                                           -----------
REAL ESTATE INVESTMENT TRUSTS - 4.5%
American Health Properties, Inc., 7.500%, 1/15/2007                275,000     295,986
EOP Operating LP, 6.800%, 1/15/2009                                500,000     550,104
Excel Realty Trust, Inc., 6.875%, 10/15/2004                       250,000     250,300
Simon Property Group LP, 3.750%, 1/30/2009                         300,000     295,050
                                                                           -----------
                                                                             1,391,440
                                                                           -----------
RETAILERS - 2.2%
J.C. Penney Co., Inc., 7.600%, 4/01/2007                           350,000     381,937
The May Department Stores Co., 3.950%, 7/15/2007, 144A             300,000     302,337
                                                                           -----------
                                                                               684,274
                                                                           -----------
SOVEREIGNS - 3.0%
Republic of South Africa, 8.375%, 10/17/2006                       400,000     437,000
United Mexican States, 4.625%, 10/08/2008                          500,000     505,000
                                                                           -----------
                                                                               942,000
                                                                           -----------
TOBACCO - 1.2%
Altria Group, Inc., 5.625%, 11/04/2008                             350,000     357,367
                                                                           -----------
TRANSPORTATION SERVICES - 1.4%
ERAC USA Finance Co., 6.800%, 2/15/2008, 144A                      200,000     218,832
ERAC USA Finance Co., 7.350%, 6/15/2008, 144A                      200,000     223,813
                                                                           -----------
                                                                               442,645
                                                                           -----------
TREASURIES - 5.7%
U.S. Treasury Notes, 1.500%, 2/28/2005                             800,000     798,687
U.S. Treasury Notes, 3.375%, 1/15/2007(c)                          896,625     957,953
                                                                           -----------
                                                                             1,756,640
                                                                           -----------
WIRELESS - 0.4%
AT&T Wireless Services, Inc., 7.500%, 5/01/2007                    100,000     110,171
                                                                           -----------
WIRELINES - 6.0%
Qwest Corp., 5.625%, 11/15/2008                                    150,000     147,000
Sprint Capital Corp., 6.375%, 5/01/2009                            600,000     656,362
Telecom Italia Capital, 4.000%, 11/15/2008, 144A                   400,000     402,248
Telus Corp., 8.000%, 6/01/2011                                     550,000     644,457
                                                                           -----------
                                                                             1,850,067
                                                                           -----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $28,747,152)                                              29,573,777
                                                                           -----------

TOTAL BONDS AND NOTES
 (Identified Cost $28,747,152)                                              29,573,777
                                                                           -----------

                                            PRINCIPAL AMOUNT   VALUE (A)
------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 4.5% OF TOTAL
NET ASSETS
Repurchase Agreement with State Street
Corp., dated 9/30/04 at 0.650% to be
repurchased at $1,398,025 on 10/01/04
collateralized by $1,045,000 U.S.
Treasury Bond, 7.625% due 2/15/25 with
a value of $1,430,671                            $ 1,398,000 $ 1,398,000
                                                             -----------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $1,398,000)                                  1,398,000
                                                             -----------

TOTAL INVESTMENTS - 99.7%
 (Identified Cost $30,145,152)(b)                             30,971,777
 Other assets less liabilities--0.3%                              79,693
                                                             -----------

TOTAL NET ASSETS - 100%                                      $31,051,470
                                                             -----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:

           At September 30, 2004, the net unrealized
           appreciation on investments based on cost of
           $30,295,481 for federal income
           tax purposes was as follows:
           Aggregate gross unrealized appreciation for
           all investments in which there is an excess of
           value over tax cost                               $ 836,770
           Aggregate gross unrealized depreciation for
           all investments in which there is an excess of
           tax cost over value                                (160,474)
                                                             ---------
           Net unrealized appreciation                       $ 676,296
                                                             ---------

   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $22,478 in undistributed ordinary income and $64,438 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and premium amortization accruals.
(c)Treasury Inflation Protected Security (TIPS).
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $1,147,230 or 3.69% of total net assets.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Electric                      11.5%
Mortgage Related              10.8
Wirelines                      6.0
Treasuries                     5.7
Automotive                     5.6
Paper                          4.9
Banking                        4.6
Real Estate Investment Trusts  4.5
Non-Captive Consumer           3.8
Sovereigns                     3.0
Electronics                    2.8
Media Non-Cable                2.6
Oil Field Services             2.4
Integrated/Energy              2.2
Entertainment                  2.2
Retailers                      2.2
Other, less than 2% each      20.4

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND


                                                        PRINCIPAL AMOUNT   VALUE (A)
------------------------------------------------------------------------------------

BONDS AND NOTES - 89.5% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 88.8%

AEROSPACE/DEFENSE - 1.5%
Raytheon Co., 6.400%, 12/15/2018                    USD        2,500,000 $ 2,722,475
                                                                         -----------
AIRLINES - 1.1%
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                               549,784     514,619
Continental Airlines, Inc., Series 1999-1A,
 6.545%, 2/02/2019                                               843,187     813,748
US Airways, 6.850%, 1/30/2018                                    645,906     590,201
                                                                         -----------
                                                                           1,918,568
                                                                         -----------
ASSET-BACKED SECURITIES - 1.3%
Community Program Loan Trust, Series 1987-A,
 Class A5, 4.500%, 4/01/2029                                   2,500,000   2,355,092
                                                                         -----------
AUTOMOTIVE - 5.9%
Delphi Automotive Systems Corp., 7.125%, 5/01/2029             2,500,000   2,467,010
Ford Motor Co., 6.375%, 2/01/2029                              3,350,000   2,944,372
Ford Motor Credit Co., 7.250%, 2/22/2005            GBP          250,000     455,610
Ford Motor Credit Co., 7.375%, 10/28/2009           USD          150,000     164,300
General Motors Acceptance Corp., 5.625%, 5/15/2009             2,500,000   2,548,540
General Motors Acceptance Corp., 6.625%, 10/15/2005              150,000     155,209
General Motors Acceptance Corp., 7.500%, 12/01/2006 NZD        1,500,000   1,002,733
General Motors Corp., 6.750%, 5/01/2028             USD          700,000     656,938
                                                                         -----------
                                                                          10,394,712
                                                                         -----------
BANKING - 2.5%
Bank of America Corp., 7.200%, 4/15/2006                         150,000     159,740
Citigroup, Inc., 3.500%, 2/01/2008                             2,000,000   2,004,996
Commercial Credit Co., 6.500%, 6/01/2005                         150,000     153,900
FleetBoston Financial Corp., 7.375%, 12/01/2009                  175,000     201,282
J.P. Morgan Chase & Co., 4.000%, 2/01/2008                     1,000,000   1,015,177
Keycorp Capital II, 6.875%, 3/17/2029                            500,000     532,932
Wachovia Corp., 3.500%, 8/15/2008                                150,000     149,543
Wells Fargo & Co., 6.375%, 8/01/2011                             175,000     195,110
                                                                         -----------
                                                                           4,412,680
                                                                         -----------
BEVERAGES - 0.6%
Cia Brasileira de Bebidas, 8.750%, 9/15/2013                   1,025,000   1,158,250
                                                                         -----------
BROKERAGE - 0.6%
Morgan Stanley, 3.625%, 4/01/2008                              1,000,000   1,002,106
                                                                         -----------
CONSUMER PRODUCTS - 0.7%
Bausch & Lomb, Inc., 7.125%, 8/01/2028                         1,250,000   1,321,720
                                                                         -----------
ELECTRIC - 2.6%
Commonwealth Edison Co., 4.750%, 12/01/2011                       81,000      81,048
Empresa Nacional de Electricidad SA (Endesa-Chile),
 7.875%, 2/01/2027                                             1,000,000   1,019,316
Enersis SA, 7.400%, 12/01/2016                                 3,300,000   3,456,281
                                                                         -----------
                                                                           4,556,645
                                                                         -----------
ELECTRONICS - 0.9%
Motorola, Inc., 5.800%, 10/15/2008                               200,000     213,191
Motorola, Inc., 6.500%, 11/15/2028                               500,000     519,175
Motorola, Inc., 7.625%, 11/15/2010                               250,000     292,557
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                        500,000     560,692
                                                                         -----------
                                                                           1,585,615
                                                                         -----------

                                                         PRINCIPAL AMOUNT   VALUE (A)
-------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

FOREIGN LOCAL GOVERNMENTS - 13.2%
Milit-Air, Inc., 5.750%, 6/30/2019                   CAD        1,559,007 $ 1,294,055
Province of Alberta, 5.000%, 12/16/2008                         2,000,000   1,648,618
Province of Alberta, 5.930%, 9/16/2016                            555,594     470,394
Province of British Columbia, 5.250%, 12/01/2006                  600,000     494,490
Province of British Columbia, 6.000%, 6/09/2008                 3,175,000   2,702,219
Province of British Columbia, 6.250%, 12/01/2009                  290,000     251,118
Province of Manitoba, 5.750%, 6/02/2008                         5,575,000   4,705,975
Province of Ontario, 5.900%, 3/08/2006                          3,530,000   2,907,207
Province of Saskatchewan,
 Zero Coupon Bond, 4/10/2014                                    2,500,000   1,221,319
Province of Saskatchewan, 6.000%, 6/01/2006                     5,215,000   4,324,829
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012         MXN       39,500,000   3,279,062
                                                                          -----------
                                                                           23,299,286
                                                                          -----------
GOVERNMENT AGENCIES - 6.0%
Federal Home Loan Mortgage Corp.,
 4.625%, 2/15/2007                                   EUR        1,600,000   2,068,768
Federal National Mortgage Association,
 Zero Coupon Bond, 10/29/2007                        NZD        6,850,000   3,794,386
Federal National Mortgage Association,
 2.290%, 2/19/2009                                   SGD        8,000,000   4,691,781
                                                                          -----------
                                                                           10,554,935
                                                                          -----------
HEALTHCARE - 2.3%
Columbia/HCA Healthcare Corp., 7.050%, 12/01/2027    USD          100,000      97,213
Columbia/HCA Healthcare Corp., 7.750%, 7/15/2036                  250,000     261,238
HCA, Inc., 5.750%, 3/15/2014                                    1,000,000     991,353
HCA, Inc., 6.250%, 2/15/2013                                      150,000     154,609
HCA, Inc., 6.300%, 10/01/2012                                   2,450,000   2,540,084
                                                                          -----------
                                                                            4,044,497
                                                                          -----------
HOME CONSTRUCTION - 1.7%
Pulte Corp., 7.300%, 10/24/2005                                   200,000     208,947
Pulte Corp., 7.625%, 10/15/2017                                 1,000,000   1,163,389
Pulte Homes, Inc., 6.375%, 5/15/2033                            1,000,000     983,146
Pulte Homes, Inc., 7.875%, 6/15/2032                              500,000     588,556
                                                                          -----------
                                                                            2,944,038
                                                                          -----------
INDEPENDENT/ENERGY - 0.0%
Union Oil Co., 7.500%, 2/15/2029                                   45,000      53,645
                                                                          -----------
INFORMATION/DATA TECHNOLOGY - 0.4%
Dell Corp., 7.100%, 4/15/2028                                     450,000     531,712
Hewlett-Packard Co., 3.625%, 3/15/2008                            150,000     150,490
                                                                          -----------
                                                                              682,202
                                                                          -----------
INTEGRATED/ENERGY - 1.1%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A                500,000     487,500
Conoco, Inc., 6.350%, 4/15/2009                                   175,000     193,783
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022                                                500,000     568,500
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A                 700,000     689,500
                                                                          -----------
                                                                            1,939,283
                                                                          -----------
LIFE INSURANCE - 1.4%
ASIF Global Financing XXVII, 2.380%, 2/26/2009, 144A SGD        4,200,000   2,470,749
                                                                          -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                           PRINCIPAL AMOUNT  VALUE (A)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MEDIA NON-CABLE - 0.1%
Clear Channel Communications, Inc.,
 5.750%, 1/15/2013                                     USD          250,000 $  256,780
                                                                            ----------
METALS & MINING - 0.1%
Teck Cominco Ltd., 7.000%, 9/15/2012, 144A                          100,000    110,093
                                                                            ----------
MORTGAGE RELATED - 0.3%
Federal National Mortgage Association,
 5.000%, 2/01/2018                                                  219,804    223,936
Federal National Mortgage Association,
 5.500%, 9/01/2016                                                  183,799    190,451
Federal National Mortgage Association,
 6.000%, 10/01/2028                                                  46,673     48,439
Federal National Mortgage Association,
 6.500%, 2/01/2011                                                   23,599     25,012
                                                                            ----------
                                                                               487,838
                                                                            ----------
NON-CAPTIVE DIVERSIFIED - 0.1%
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                                     SGD          250,000    144,423
                                                                            ----------
OIL FIELD SERVICES - 0.3%
Global Marine, Inc., 7.000%, 6/01/2028                 USD          250,000    281,691
Pecom Energia SA, 8.125%, 7/15/2010, 144A                           332,000    331,170
                                                                            ----------
                                                                               612,861
                                                                            ----------
PAPER - 2.2%
Georgia-Pacific Corp. (Timber Group),
 7.250%, 6/01/2028                                                1,500,000  1,552,500
International Paper Co., 4.000%, 4/01/2010                          500,000    488,550
International Paper Co., 4.250%, 1/15/2009                        1,000,000  1,003,440
MacMillan Bloedel Ltd., 7.700%, 2/15/2026                           305,000    349,189
Weyerhaeuser Co., 6.950%, 10/01/2027                                500,000    545,617
                                                                            ----------
                                                                             3,939,296
                                                                            ----------
PIPELINES - 2.8%
Coastal Corp., 6.375%, 2/01/2009                                    125,000    120,000
Coastal Corp., 6.950%, 6/01/2028                                    350,000    281,750
El Paso Corp., 7.000%, 5/15/2011                                  1,125,000  1,085,625
El Paso Energy Corp., 6.750%, 5/15/2009                             250,000    248,750
KN Capital Trust, 7.630%, 4/15/2028                               2,000,000  2,195,682
KN Energy, Inc., 7.250%, 3/01/2028                                1,000,000  1,112,635
                                                                            ----------
                                                                             5,044,442
                                                                            ----------
PROPERTY & CASUALTY INSURANCE - 0.5%
Aon Corp., 7.375%, 12/14/2012                                       575,000    661,288
Progressive Corp., 6.625%, 3/01/2029                                 35,000     38,919
Progressive Corp., 7.000%, 10/01/2013                               150,000    173,152
                                                                            ----------
                                                                               873,359
                                                                            ----------
RAILROADS - 0.5%
Canadian Pacific Railway Ltd., 4.900%, 6/15/2010, 144A CAD        1,000,000    796,375
Missouri Pacific Railroad Co., 5.000%, 1/01/2045       USD          175,000    126,438
                                                                            ----------
                                                                               922,813
                                                                            ----------

                                                         PRINCIPAL AMOUNT   VALUE (A)
-------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

REAL ESTATE INVESTMENT TRUSTS - 1.7%
EOP Operating LP, 6.750%, 2/15/2012                  USD          250,000 $   277,033
First Industrial LP, 7.600%, 7/15/2028                          1,250,000   1,385,285
Highwoods Realty LP, 7.500%, 4/15/2018                          1,000,000   1,055,590
Spieker Properties, Inc., 7.500%, 10/01/2027                      234,000     262,630
                                                                          -----------
                                                                            2,980,538
                                                                          -----------
REFINING - 0.3%
Merey Sweeny LP, 8.850%, 12/18/2019, 144A                         493,749     590,673
                                                                          -----------
RESTAURANTS - 0.2%
McDonald's Corp., 3.627%, 10/10/2010                 SGD          500,000     303,009
                                                                          -----------
RETAILERS - 0.2%
Target Corp., 5.875%, 3/01/2012                      USD          150,000     163,278
Wal-Mart Stores, Inc., 6.875%, 8/10/2009                          200,000     226,822
                                                                          -----------
                                                                              390,100
                                                                          -----------
SOVEREIGNS - 11.9%
Canadian Government, 4.250%, 9/01/2008               CAD        3,600,000   2,901,985
Canadian Government, 4.500%, 9/01/2007                          4,070,000   3,313,813
Canadian Government, 6.000%, 9/01/2005                          6,870,000   5,603,067
Canadian Government, Series WH31,
 6.000%, 6/01/2008                                                500,000     427,013
Republic of Brazil C Bond, 8.000%, 4/15/2014         USD          586,384     579,816
Republic of South Africa, 8.500%, 6/23/2017                     1,125,000   1,366,875
Republic of South Africa, 12.500%, 12/21/2006        ZAR        5,840,000     973,620
SP Powerassets Ltd., 3.730%, 10/22/2010              SGD          500,000     308,231
Tenaga Nasional Berhad, 7.500%, 11/01/2025, 144A     USD        3,390,000   3,809,021
United Mexican States, 7.500%, 1/14/2012                          905,000   1,019,935
United Mexican States, 8.300%, 8/15/2031                          750,000     853,125
                                                                          -----------
                                                                           21,156,501
                                                                          -----------
SOVEREIGNS NON-CALLABLE - 5.5%
Government of Sweden, 5.250%, 3/15/2011              SEK       12,225,000   1,793,600
Government of Sweden, 6.500%, 5/05/2008                        35,315,000   5,332,971
Kingdom of Norway, 5.500%, 5/15/2009                 NOK       10,000,000   1,611,323
Kingdom of Norway, 6.750%, 1/15/2007                            5,710,000     925,221
                                                                          -----------
                                                                            9,663,115
                                                                          -----------
SUPRANATIONAL - 4.9%
Inter-American Development Bank,
 Zero Coupon Bond, 5/11/2009                         BRL        9,000,000   1,567,366
International Bank for Reconstruction & Development,
 Zero Coupon Bond, 8/20/2007                         NZD        9,650,000   5,443,463
International Bank for Reconstruction & Development,
 5.000%, 11/03/2008                                             1,000,000     659,744
International Bank for Reconstruction & Development,
 8.000%, 5/23/2007                                              1,505,000   1,052,643
                                                                          -----------
                                                                            8,723,216
                                                                          -----------
TAXABLE MUNICIPAL - 0.7%
Orange County, California Pension Obligation,
 Zero Coupon Bond, 9/01/2016                         USD        2,500,000   1,324,125
                                                                          -----------
TEXTILE - 0.6%
Kellwood Co., 7.625%, 10/15/2017                                1,000,000   1,099,586
                                                                          -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                              PRINCIPAL AMOUNT    VALUE (A)
-------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TRANSPORTATION SERVICES - 1.6%
American President Cos. Ltd., 8.000%, 1/15/2024           USD          100,000 $    103,000
Atlas Air Worldwide Holdings, Inc., 7.200%, 1/02/2019(c)               216,457      203,587
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(c)                      3,429,237    2,453,585
                                                                               ------------
                                                                                  2,760,172
                                                                               ------------
TREASURIES - 7.6%
U.S. Treasury Notes, 1.875%, 12/31/2005                             13,500,000   13,430,920
                                                                               ------------
WIRELESS - 0.3%
America Movil SA de CV, 4.125%, 3/01/2009, 144A                        500,000      487,496
                                                                               ------------
WIRELINES - 2.6%
Sprint Capital Corp., 6.875%, 11/15/2028                             3,750,000    3,933,349
Sprint Capital Corp., 6.900%, 5/01/2019                                250,000      273,708
US West Capital Funding, Inc., 6.500%, 11/15/2018                      500,000      365,000
                                                                               ------------
                                                                                  4,572,057
                                                                               ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $142,660,634)                                                 157,289,911
                                                                               ------------

CONVERTIBLE BONDS - 0.7%

ELECTRONICS - 0.0%
Richardson Electronics Ltd., 7.250%, 12/15/2006                         50,000       50,000
                                                                               ------------
INDEPENDENT/ENERGY - 0.4%
Devon Energy Corp., 4.900%, 8/15/2008                                  200,000      216,750
Devon Energy Corp., 4.950%, 8/15/2008                                  500,000      541,875
                                                                               ------------
                                                                                    758,625
                                                                               ------------
INFORMATION/DATA TECHNOLOGY - 0.1%
Maxtor Corp., 5.750%, 3/01/2012                                         70,000       61,600
                                                                               ------------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc., 6.500%, 5/01/2011(c)                    129,000           13
                                                                               ------------
WIRELINES - 0.2%
Telus Corp., 6.750%, 6/15/2010, 144A                      CAD          350,000      290,082
                                                                               ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $1,143,655)                                                     1,160,320
                                                                               ------------

TOTAL BONDS AND NOTES
 (Identified Cost $143,804,289)                                                 158,450,231
                                                                               ------------

                                                                        SHARES
-------------------------------------------------------------------------------------------

PREFERRED STOCKS - 1.2% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.7%

ELECTRIC - 0.7%
Central Illinois Light Co., 4.500%                                         100        8,000
Connecticut Light & Power Co., 2.200%                                      263       10,093
Dayton Power & Light Co., 3.750%                                           701       39,607
Del Marva Power & Light Co., 4.000%                                        350       22,050
Duquesne Light Co., 4.000%                                                 300        9,840
MDU Resources Group, Inc., 5.100%                                          720       72,045

                                                      SHARES    VALUE (A)
-------------------------------------------------------------------------

PREFERRED STOCKS - CONTINUED

ELECTRIC - CONTINUED
Northern Indiana Public Service Co.,
 4.250%                                                2,410 $    178,340
Pacific Gas & Electric Co., 5.500%                       100        2,250
Pacific Gas & Electric Co., Series D,
 5.000%                                               25,100      533,375
PSI Energy, Inc., 4.320%                                 200        4,302
Public Service Electric & Gas Co.,
 4.080%                                                  400       29,800
San Diego Gas & Electric Co., 4.500%                     100        1,575
Southern California Edison Co., 4.320%                 1,292       24,031
Union Electric Co., 4.500%                             4,410      345,082
                                                             ------------
                                                                1,280,390
                                                             ------------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $957,309)                                     1,280,390
                                                             ------------

CONVERTIBLE PREFERRED STOCKS - 0.5%

CONSUMER PRODUCTS - 0.5%
Newell Financial Trust I, 5.250%                      22,000      965,250
                                                             ------------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $827,153)                                       965,250
                                                             ------------

TOTAL PREFERRED STOCKS
 (Identified Cost $1,784,462)                                   2,245,640
                                                             ------------

                                            PRINCIPAL AMOUNT
-------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 8.0% OF TOTAL NET
ASSETS
Repurchase Agreement with State Street
Corp., dated 9/30/04 at 0.650% to be
repurchased at $14,131,255 on 10/01/04
collateralized by $10,055,000 U.S.
Treasury Bond, 8.500% due 2/15/20 with
a value of $14,416,356                          $ 14,131,000   14,131,000
                                                             ------------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $14,131,000)                                 14,131,000
                                                             ------------

TOTAL INVESTMENTS - 98.7%
 (Identified Cost $159,719,751)(b)                            174,826,871
 Other assets less liabilities--1.3%                            2,267,289
                                                             ------------

TOTAL NET ASSETS - 100%                                      $177,094,160
                                                             ------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information: At September 30, 2004, the net unrealized appreciation on investments based on cost of $160,337,351 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for
   all investments in which there is an excess
   of value over tax cost                             $16,198,469
   Aggregate gross unrealized depreciation for
   all investments in which there is an excess
   of tax cost over value                              (1,708,949)
                                                      -----------
   Net unrealized appreciation                        $14,489,520
                                                      -----------

   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $2,982,373 in undistributed ordinary income and $3,332,328 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, premium amortization accruals and defaulted bond income accruals.
(c)Non-income producing security due to default or bankruptcy filing. 144ASecuritiesexempt from registration under Rule 144A of the Securities Act of
              1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $10,623,351 or 6.00% of total net assets.
   Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro;
   GBP: Great British Pound; MXN: Mexican Peso; NZD: New Zealand Dollar; NOK:
   Norwegian Krone; SGD: Singapore Dollar; SEK: Swedish Krona; USD: United States Dollar; ZAR: South Africa Rand.

                See accompanying notes to financial statements.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS


Foreign Local Governments 13.2%
Sovereigns                11.9
Treasuries                 7.6
Government Agencies        6.0
Automotive                 5.9
Sovereigns Non-Callable    5.5
Supranational              4.9
Electric                   3.3
Pipelines                  2.8
Wirelines                  2.8
Banking                    2.5
Healthcare                 2.3
Paper                      2.2
Other, less than 2% each  19.8

                 See accompany notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND

                                                  PRINCIPAL AMOUNT  VALUE (A)
-----------------------------------------------------------------------------

BONDS AND NOTES - 99.4% OF TOTAL NET ASSETS

MORTGAGE RELATED - 14.2%
Federal National Mortgage Association, 4.500%,
 9/01/2033                                                 439,961 $  424,785
Federal National Mortgage Association, 5.500%,
 2/01/2034                                                 399,106    405,265
Federal National Mortgage Association, 6.500%,
 11/01/2031                                                210,081    220,511
                                                                   ----------
                                                                    1,050,561
                                                                   ----------
TREASURIES - 85.2%
U.S. Treasury Bonds, 7.250%, 5/15/2016                   1,055,000  1,328,064
U.S. Treasury Notes, 1.625%, 9/30/2005                   1,635,000  1,625,995
U.S. Treasury Notes, 2.375%, 1/15/2025(c)                1,527,357  1,591,136
U.S. Treasury Notes, 3.250%, 8/15/2008                     310,000    311,465
U.S. Treasury Notes, 5.000%, 2/15/2011                   1,335,000  1,435,281
                                                                   ----------
                                                                    6,291,941
                                                                   ----------

TOTAL BONDS AND NOTES
 (Identified Cost $7,189,151)                                       7,342,502
                                                                   ----------

TOTAL INVESTMENTS - 99.4%
 (Identified Cost $7,189,151)(b)                                    7,342,502
 Other assets less liabilities--0.6%                                   47,509
                                                                   ----------

TOTAL NET ASSETS - 100%                                            $7,390,011
                                                                   ----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:

                At September 30, 2004, the net
                unrealized appreciation on
                investments based on cost of
                $7,239,720 for federal income
                tax purposes was as follows:
                Aggregate gross unrealized
                appreciation for all investments
                which there is an excess of value
                over tax cost                           $115,651
                Aggregate gross unrealized
                depreciation for all investments in
                which there is an excess of tax cost
                over value                               (12,869)
                                                        --------
                Net unrealized appreciation             $102,782
                                                        --------

(c)Treasury Inflation Protected Security (TIPS).
   For the year ended September 30, 2004, the Fund elected to defer $34,303 of capital losses attributable to Post-October losses.
   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $2,314 in undistributed ordinary income and $0 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and premium amortization accruals.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Treasuries       85.2%
Mortgage Related 14.2

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2004

                                                                 BENCHMARK CORE                       FIXED
                                                                   BOND FUND        BOND FUND      INCOME FUND
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                              $   12,012,733  $2,453,464,236  $  320,573,976
Net unrealized appreciation                                              91,312     203,665,110      36,351,443
                                                                 --------------  --------------  --------------
Investments at value                                                 12,104,045   2,657,129,346     356,925,419
Cash                                                                    516,229         717,824              97
Foreign cash at value (identified cost $0, $0, $0, $311,081, $0,
  $0, $25, $0)                                                               --              --              --
Receivable for Fund shares sold                                              --       8,972,954              --
Receivable for securities sold                                               --       7,139,875         474,248
Dividends and interest receivable                                        98,246      33,413,641       4,958,091
Receivable from investment adviser                                        8,709         218,404              --
                                                                 --------------  --------------  --------------
   TOTAL ASSETS                                                      12,727,229   2,707,592,044     362,357,855
                                                                 --------------  --------------  --------------

LIABILITIES
Payable for securities purchased                                        248,504      27,722,397       2,219,176
Payable for forward commitments                                         128,651              --              --
Payable for Fund shares redeemed                                             --       9,688,704       1,168,041
Payable for forward foreign currency exchange contracts                      --              --              --
Foreign taxes payable                                                        --          69,288           7,373
Management fees payable                                                   3,015       1,280,919         174,997
Deferred Trustees' fees                                                   4,461          63,088          12,807
Trustees' fees payable                                                    1,645           5,748           1,937
Service and distribution fees payable                                         1           2,239              --
Transfer agent fees payable                                               2,507          84,371           3,238
Accounting and administrative fees payable                                3,404         445,754          76,728
Other accounts payable and accrued expenses                              28,409         383,299          41,860
                                                                 --------------  --------------  --------------
   TOTAL LIABILITIES                                                    420,597      39,745,807       3,706,157
                                                                 --------------  --------------  --------------
NET ASSETS                                                       $   12,306,632  $2,667,846,237  $  358,651,698
                                                                 --------------  --------------  --------------
Net assets consist of:
 Paid in capital                                                 $   12,342,356  $2,555,584,627  $  314,284,935
 Undistributed (overdistributed) net investment income (loss)           646,839      44,808,883      28,410,055
 Accumulated net realized gain (loss) on investments                   (773,875)   (136,507,668)    (20,431,897)
 Net unrealized appreciation of investments                              91,312     203,960,395      36,388,605
                                                                 --------------  --------------  --------------
NET ASSETS                                                       $   12,306,632  $2,667,846,237  $  358,651,698
                                                                 --------------  --------------  --------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
 INSTITUTIONAL CLASS:
   Net assets                                                    $   12,115,210  $2,365,199,030  $  358,651,698
                                                                 --------------  --------------  --------------
   Shares of beneficial interest                                      1,150,326     175,760,005      25,745,975
                                                                 --------------  --------------  --------------
   Net asset value and redemption price per share                $        10.53  $        13.46  $        13.93
                                                                 --------------  --------------  --------------
 RETAIL CLASS:
   Net assets                                                    $      191,422  $  275,348,662  $           --
                                                                 --------------  --------------  --------------
   Shares of beneficial interest                                         18,245      20,488,832              --
                                                                 --------------  --------------  --------------
   Net asset value and redemption price per share                $        10.49  $        13.44  $           --
                                                                 --------------  --------------  --------------
 ADMIN CLASS:
   Net assets                                                    $           --  $   27,298,545  $           --
                                                                 --------------  --------------  --------------
   Shares of beneficial interest                                             --       2,034,631              --
                                                                 --------------  --------------  --------------
   Net asset value and redemption price per share                $           --  $        13.42  $           --
                                                                 --------------  --------------  --------------

                See accompanying notes to financial statements.

    GLOBAL      INSTITUTIONAL HIGH  INTERMEDIATE DURATION  INVESTMENT GRADE  U.S. GOVERNMENT
   BOND FUND       INCOME FUND        FIXED INCOME FUND    FIXED INCOME FUND SECURITIES FUND
---------------------------------------------------------------------------------------------
$  670,351,791      $   83,961,186         $   30,145,152     $  159,719,751  $    7,189,151
    18,597,748          12,736,936                826,625         15,107,120         153,351
---------------------------------------------------------------------------------------------
   688,949,539          96,698,122             30,971,777        174,826,871       7,342,502
            75             358,683                    503                  2          22,704
       314,387                  --                     --                 27              --
     2,796,982               7,078                     --                 --              48
     7,805,434             243,680                     --                 --              --
    11,245,966           1,494,887                376,006          2,405,888          51,081
        87,243              13,454                  3,894                197           8,786
---------------------------------------------------------------------------------------------
   711,199,626          98,815,904             31,352,180        177,232,985       7,425,121
---------------------------------------------------------------------------------------------

     8,035,066           1,584,357                252,267                 --              --
            --                  --                     --                 --              --
       701,739               3,700                     --                 --              19
       376,307                  --                     --                 --              --
            --               9,566                     --                 --              --
       332,143              47,246                  7,652             57,340           1,868
        14,398               6,070                  4,750              7,741           4,187
            82               1,711                  1,659              1,772           1,640
         2,797                  --                     --                 --              --
        22,162               1,500                  1,345              1,778           1,463
        82,646              17,722                  7,091             32,662           2,017
       150,178              35,197                 25,946             37,532          23,916
---------------------------------------------------------------------------------------------
     9,717,518           1,707,069                300,710            138,825          35,110
---------------------------------------------------------------------------------------------
$  701,482,108      $   97,108,835         $   31,051,470     $  177,094,160  $    7,390,011
---------------------------------------------------------------------------------------------
$  666,070,746      $   89,548,944         $   30,293,008     $  156,350,656  $    7,323,405
    18,230,620           5,992,899                 17,728          2,774,424          (1,873)
    (1,176,822)        (11,173,670)               (85,891)         2,835,407         (84,872)
    18,357,564          12,740,662                826,625         15,133,673         153,351
---------------------------------------------------------------------------------------------
$  701,482,108      $   97,108,835         $   31,051,470     $  177,094,160  $    7,390,011
---------------------------------------------------------------------------------------------

$  287,830,370      $   97,108,835         $   31,051,470     $  177,094,160  $    7,390,011
---------------------------------------------------------------------------------------------
    18,462,969          12,940,898              3,129,824         13,078,359         670,768
---------------------------------------------------------------------------------------------
$        15.59      $         7.50         $         9.92     $        13.54  $        11.02
---------------------------------------------------------------------------------------------
$  413,651,738      $           --         $           --     $           --  $           --
---------------------------------------------------------------------------------------------
    26,753,359                  --                     --                 --              --
---------------------------------------------------------------------------------------------
$        15.46      $           --         $           --     $           --  $           --
---------------------------------------------------------------------------------------------
$           --      $           --         $           --     $           --  $           --
---------------------------------------------------------------------------------------------
            --                  --                     --                 --              --
---------------------------------------------------------------------------------------------
$           --      $           --         $           --     $           --  $           --
---------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                                                    BENCHMARK CORE                    FIXED
                                                                      BOND FUND       BOND FUND    INCOME FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                             $         --  $  5,914,885  $  1,034,948
Interest                                                                   800,897   140,715,823    25,846,756
Less foreign taxes withheld                                                     --      (274,331)      (29,493)
                                                                      ------------  ------------  ------------
                                                                           800,897   146,356,377    26,852,211
                                                                      ------------  ------------  ------------

EXPENSES
Management fees                                                             58,532    14,085,400     1,967,326
Service and distribution fees--Retail Class                                    268       529,511            --
Service and distribution fees--Admin Class                                      --        92,222            --
Trustees' fees and expenses                                                  9,771       130,833        28,693
Accounting and administrative                                               12,802     1,540,403       258,180
Custodian                                                                   55,768       808,547       168,683
Transfer agent fees--Institutional Class, Retail Class, Admin Class         26,776       849,938        43,163
Audit and tax services                                                      30,443        70,274        33,719
Registration--Institutional Class, Retail Class, Admin Class                30,090       149,079        15,974
Shareholder reporting                                                        1,461       492,570         7,095
Legal                                                                        1,128       149,274        24,238
Miscellaneous                                                                8,098       287,762        63,004
                                                                      ------------  ------------  ------------
Total expenses                                                             235,137    19,185,813     2,610,075
Less reimbursement/waiver                                                 (147,072)     (957,447)      (52,551)
                                                                      ------------  ------------  ------------
Net expenses                                                                88,065    18,228,366     2,557,524
                                                                      ------------  ------------  ------------
Net investment income                                                      712,832   128,128,011    24,294,687
                                                                      ------------  ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

REALIZED GAIN (LOSS) ON:
Investments--net                                                          (228,122)  123,510,764    21,412,567
Foreign currency transactions--net                                              --       681,147       119,156

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                          (131,902)    2,561,577    (1,796,703)
Foreign currency translations--net                                              --        94,652       (14,610)
                                                                      ------------  ------------  ------------
Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   (360,024)  126,848,140    19,720,410
                                                                      ------------  ------------  ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $    352,808  $254,976,151  $ 44,015,097
                                                                      ------------  ------------  ------------

                See accompanying notes to financial statements.

   GLOBAL     INSTITUTIONAL HIGH  INTERMEDIATE DURATION  INVESTMENT GRADE   U.S. GOVERNMENT
  BOND FUND      INCOME FUND        FIXED INCOME FUND    FIXED INCOME FUND  SECURITIES FUND
--------------------------------------------------------------------------------------------
$         --        $    423,814           $         --       $    266,603     $         --
  16,902,969           7,335,959              1,623,418          8,828,245          314,642
      (1,224)            (35,638)                    --               (255)              --
--------------------------------------------------------------------------------------------
  16,901,745           7,724,135              1,623,418          9,094,593          314,642
--------------------------------------------------------------------------------------------

   2,575,612             551,345                 98,780            652,322           24,619
     610,714                  --                     --                 --               --
          --                  --                     --                 --               --
      28,021              13,408                 10,424             16,995            9,162
     281,673              60,296                 21,605            107,008            5,385
     266,062              61,158                 42,590             94,643           32,157
     155,410              15,307                 14,532             18,879           17,382
      42,083              37,488                 27,911             32,176           24,504
     127,964              20,944                 18,868             23,161           20,246
     103,437               7,578                  4,014              4,233            8,386
      28,065              22,484                  1,987             10,003              495
      28,985              16,990                  9,320             25,622               --
--------------------------------------------------------------------------------------------
   4,248,026             806,998                250,031            985,042          142,336
    (220,813)           (117,817)              (101,861)           (88,099)        (101,305)
--------------------------------------------------------------------------------------------
   4,027,213             689,181                148,170            896,943           41,031
--------------------------------------------------------------------------------------------
  12,874,532           7,034,954              1,475,248          8,197,650          273,611
--------------------------------------------------------------------------------------------


   6,043,468           8,338,953                663,256          6,262,798           31,119
     684,658               9,591                     --             71,129               --

   8,172,078             290,665             (1,053,312)         2,696,126         (138,586)
    (296,703)               (111)                    --              4,648               --
--------------------------------------------------------------------------------------------

  14,603,501           8,639,098               (390,056)         9,034,701         (107,467)
--------------------------------------------------------------------------------------------

$ 27,478,033        $ 15,674,052           $  1,085,192       $ 17,232,351     $    166,144
--------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

BENCHMARK CORE BOND FUND

                                                                               YEAR ENDED         YEAR ENDED
                                                                           SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $   712,832        $   789,884
Net realized gain (loss) on investments and foreign currency transactions        (228,122)           979,907
Change in unrealized appreciation (depreciation) of investments                  (131,902)          (655,947)
                                                                           ------------------ ------------------
Increase (decrease) in net assets resulting from operations                       352,808          1,113,844
                                                                           ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (1,018,266)          (657,294)
Retail Class                                                                       (3,038)              (619)
Admin Class                                                                            --               (377)
                                                                           ------------------ ------------------
Total distributions                                                            (1,021,304)          (658,290)
                                                                           ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS     (5,814,825)           716,130
                                                                           ------------------ ------------------
Total increase (decrease) in net assets                                        (6,483,321)         1,171,684
NET ASSETS
Beginning of period                                                            18,789,953         17,618,269
                                                                           ------------------ ------------------
End of period                                                                 $12,306,632        $18,789,953
                                                                           ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                           $   646,839        $   791,646
                                                                           ------------------ ------------------

BOND FUND

                                                                               YEAR ENDED         YEAR ENDED
                                                                           SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                        $  128,128,011     $  106,476,716
Net realized gain (loss) on investments and foreign currency transactions       124,191,911         (8,850,576)
Change in unrealized appreciation (depreciation) of investments                   2,656,229        323,663,649
                                                                           ------------------ ------------------
Increase (decrease) in net assets resulting from operations                     254,976,151        421,289,789
                                                                           ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (122,491,180)      (102,850,567)
Retail Class                                                                    (12,266,630)        (6,701,077)
Admin Class                                                                      (1,087,236)          (613,900)
                                                                           ------------------ ------------------
Total distributions                                                            (135,845,046)      (110,165,544)
                                                                           ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS      662,426,985        334,519,643
                                                                           ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                 116,091                 --
Retail Class                                                                         12,649                 --
Admin Class                                                                           1,085                 --
                                                                           ------------------ ------------------
Total increase (decrease) in net assets                                         781,687,915        645,643,888
NET ASSETS
Beginning of period                                                           1,886,158,322      1,240,514,434
                                                                           ------------------ ------------------
End of period                                                                $2,667,846,237     $1,886,158,322
                                                                           ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                          $   44,808,883     $    1,801,699
                                                                           ------------------ ------------------

                See accompanying notes to financial statements.

FIXED INCOME FUND

                                                                               YEAR ENDED         YEAR ENDED
                                                                           SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $ 24,294,687       $ 26,848,591
Net realized gain (loss) on investments and foreign currency transactions       21,531,723          3,436,448
Change in unrealized appreciation (depreciation) of investments                 (1,811,313)        73,616,355
                                                                           ------------------ ------------------
Increase (decrease) in net assets resulting from operations                     44,015,097        103,901,394
                                                                           ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (28,854,737)       (29,163,220)
                                                                           ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS     (69,029,922)       (34,358,387)
                                                                           ------------------ ------------------
Total increase (decrease) in net assets                                        (53,869,562)        40,379,787
NET ASSETS
Beginning of period                                                            412,521,260        372,141,473
                                                                           ------------------ ------------------
End of period                                                                 $358,651,698       $412,521,260
                                                                           ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                           $ 28,410,055       $ 21,823,582
                                                                           ------------------ ------------------

GLOBAL BOND FUND

                                                                               YEAR ENDED         YEAR ENDED
                                                                           SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $ 12,874,532       $  3,973,757
Net realized gain (loss) on investments and foreign currency transactions        6,728,126          4,325,616
Change in unrealized appreciation (depreciation) of investments                  7,875,375          8,309,927
                                                                           ------------------ ------------------
Increase (decrease) in net assets resulting from operations                     27,478,033         16,609,300
                                                                           ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                             (4,387,120)        (2,178,435)
Retail Class                                                                    (4,027,328)          (558,936)
                                                                           ------------------ ------------------
Total distributions                                                             (8,414,448)        (2,737,371)
                                                                           ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS     543,523,250         68,027,580
                                                                           ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                 34,242                 --
Retail Class                                                                        48,665                 --
                                                                           ------------------ ------------------
Total increase (decrease) in net assets                                        562,669,742         81,899,509
NET ASSETS
Beginning of period                                                            138,812,366         56,912,857
                                                                           ------------------ ------------------
End of period                                                                 $701,482,108       $138,812,366
                                                                           ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                           $ 18,230,620       $  6,260,268
                                                                           ------------------ ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INSTITUTIONAL HIGH INCOME FUND

                                                                               YEAR ENDED         YEAR ENDED
                                                                           SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $ 7,034,954        $ 7,131,139
Net realized gain (loss) on investments and foreign currency transactions       8,348,544           (519,005)
Change in unrealized appreciation (depreciation) of investments                   290,554         20,673,751
                                                                           ------------------ ------------------
Increase (decrease) in net assets resulting from operations                    15,674,052         27,285,885
                                                                           ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (7,853,152)        (2,101,149)
                                                                           ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS      3,146,903          3,901,310
                                                                           ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                    --                 19
                                                                           ------------------ ------------------
Total increase (decrease) in net assets                                        10,967,803         29,086,065
NET ASSETS
Beginning of period                                                            86,141,032         57,054,967
                                                                           ------------------ ------------------
End of period                                                                 $97,108,835        $86,141,032
                                                                           ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                           $ 5,992,899        $ 5,760,057
                                                                           ------------------ ------------------

INTERMEDIATE DURATION FIXED INCOME FUND

                                                                               YEAR ENDED         YEAR ENDED
                                                                           SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $ 1,475,248        $ 1,952,851
Net realized gain (loss) on investments and foreign currency transactions         663,256             22,348
Change in unrealized appreciation (depreciation) of investments                (1,053,312)         1,935,960
                                                                           ------------------ ------------------
Increase (decrease) in net assets resulting from operations                     1,085,192          3,911,159
                                                                           ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (1,737,677)        (2,022,513)
                                                                           ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS     (5,398,608)        (5,520,543)
                                                                           ------------------ ------------------
Total increase (decrease) in net assets                                        (6,051,093)        (3,631,897)
NET ASSETS
Beginning of period                                                            37,102,563         40,734,460
                                                                           ------------------ ------------------
End of period                                                                 $31,051,470        $37,102,563
                                                                           ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                           $    17,728        $   127,749
                                                                           ------------------ ------------------

                See accompanying notes to financial statements.

INVESTMENT GRADE FIXED INCOME FUND


                                                                               YEAR ENDED         YEAR ENDED
                                                                           SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $  8,197,650       $  8,460,061
Net realized gain (loss) on investments and foreign currency transactions        6,333,927          5,426,945
Change in unrealized appreciation (depreciation) of investments                  2,700,774         14,862,446
                                                                           ------------------ ------------------
Increase (decrease) in net assets resulting from operations                     17,232,351         28,749,452
                                                                           ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (10,687,184)        (8,566,563)
CAPITAL GAINS:
Institutional Class                                                             (4,492,034)          (510,543)
                                                                           ------------------ ------------------
Total distributions                                                            (15,179,218)        (9,077,106)
                                                                           ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS      32,770,001        (13,442,996)
                                                                           ------------------ ------------------
Total increase (decrease) in net assets                                         34,823,134          6,229,350
NET ASSETS
Beginning of period                                                            142,271,026        136,041,676
                                                                           ------------------ ------------------
End of period                                                                 $177,094,160       $142,271,026
                                                                           ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                           $  2,774,424       $  2,002,745
                                                                           ------------------ ------------------

U.S. GOVERNMENT SECURITIES FUND

                                                                               YEAR ENDED         YEAR ENDED
                                                                           SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $   273,611        $   444,050
Net realized gain (loss) on investments and foreign currency transactions          31,119            328,629
Change in unrealized appreciation (depreciation) of investments                  (138,586)          (351,722)
                                                                           ------------------ ------------------
Increase (decrease) in net assets resulting from operations                       166,144            420,957
                                                                           ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                              (391,926)          (526,000)
CAPITAL GAINS:
Institutional Class                                                              (224,515)          (326,368)
                                                                           ------------------ ------------------
Total distributions                                                              (616,441)          (852,368)
                                                                           ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS     (1,708,646)        (3,511,709)
                                                                           ------------------ ------------------
Total increase (decrease) in net assets                                        (2,158,943)        (3,943,120)
NET ASSETS
Beginning of period                                                             9,548,954         13,492,074
                                                                           ------------------ ------------------
End of period                                                                 $ 7,390,011        $ 9,548,954
                                                                           ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                  $    (1,873)       $    62,449
                                                                           ------------------ ------------------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS


                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                         ------------------------------------------  ----------------------------
              Net asset
                value,                 Net realized                    Dividends    Distributions
              beginning     Net       and unrealized   Total from         from        from net
                  of     investment   gain (loss) on   investment    net investment   realized
              the period   income      investments     operations        income     capital gains
-------------------------------------------------------------------------------------------------
BENCHMARK CORE BOND FUND

INSTITUTIONAL CLASS
9/30/2004       $10.68     $0.38(d)       $(0.02)        $ 0.36          $(0.51)         $--
9/30/2003        10.59      0.39(d)         0.11           0.50           (0.41)          --
9/30/2002+       10.80      0.60(d)         0.09           0.69           (0.90)          --
9/30/2001        10.51      0.71(d)         0.47           1.18           (0.89)          --
9/30/2000        10.55      0.69(d)        (0.12)          0.57           (0.61)          --

RETAIL CLASS
9/30/2004       $10.65     $0.36(d)       $(0.01)        $ 0.35          $(0.51)         $--
9/30/2003        10.58      0.37(d)         0.09           0.46           (0.39)          --
9/30/2002+*      10.04      0.20(d)         0.34           0.54              --           --

BOND FUND

INSTITUTIONAL CLASS
9/30/2004       $12.66     $0.72(d)       $ 0.82         $ 1.54          $(0.74)         $--
9/30/2003        10.33      0.78(d)         2.34           3.12           (0.79)          --
9/30/2002+/+/    10.39      0.82(d)        (0.06)          0.76           (0.82)          --
9/30/2001        11.53      0.94(d)        (0.91)          0.03           (1.17)          --
9/30/2000        11.70      0.96           (0.20)          0.76           (0.93)          --

RETAIL CLASS
9/30/2004       $12.65     $0.69(d)       $ 0.82         $ 1.51          $(0.72)         $--
9/30/2003        10.33      0.75(d)         2.34           3.09           (0.77)          --
9/30/2002+/+/    10.39      0.79(d)        (0.05)          0.74           (0.80)          --
9/30/2001        11.52      0.91(d)        (0.91)          0.00           (1.13)          --
9/30/2000        11.69      0.92           (0.19)          0.73           (0.90)          --

ADMIN CLASS
9/30/2004       $12.64     $0.65(d)       $ 0.82         $ 1.47          $(0.69)         $--
9/30/2003        10.32      0.72(d)         2.34           3.06           (0.74)          --
9/30/2002+/+/    10.38      0.76(d)        (0.05)          0.71           (0.77)          --
9/30/2001        11.52      0.88(d)        (0.92)         (0.04)          (1.10)          --
9/30/2000        11.69      0.86           (0.16)          0.70           (0.87)          --

* From commencement of class operations on May 1, 2002 through September 30, 2002. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Computed on an annualized basis for periods less than one year. (d) Per share net investment income
(loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (e) Amount rounds to less than $0.01 per share. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Institutional and Retail Classes was a decrease to net investment income by $0.03 and $0.03 per share, respectively, an increase to net realized and unrealized gain (loss) on investments by $0.03 and $0.03 per share, respectively and a decrease to the ratio of net investment income to average net assets from 6.10% to 5.77% and 5.39% to 4.60% respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
 ++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Institutional, Retail and Admin Classes per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Institutional, Retail and Admin Classes decreased from 7.77% to 7.76%, 7.53% to 7.51%, 7.24% to 7.22%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.


                See accompanying notes to financial statements.

                                                           RATIOS TO AVERAGE NET ASSETS:
--------------                                           ----------------------------------
                           Net asset         Net assets,
                             value,   Total    end of       Net     Gross   Net investment Portfolio
    Total     Redemption   end of the return the period  Expenses  Expenses income (loss)  turnover
distributions    fees        period   (%)(a)    (000)    (%)(b)(c)  (%)(c)      (%)(c)      rate(%)
----------------------------------------------------------------------------------------------------

   $(0.51)      $  --        $10.53     3.6  $   12,115    0.45       1.20       3.65         116
    (0.41)         --         10.68     4.8      18,763    0.45       1.08       3.69         202
    (0.90)         --         10.59     6.9      17,594    0.45       1.28       5.77          94
    (0.89)         --         10.80    11.9      16,476    0.47       1.08       6.78          85
    (0.61)         --         10.51     5.8      16,107    0.53       0.90       6.74          69

   $(0.51)      $  --        $10.49     3.4  $      191    0.70       1.45       3.47         116
    (0.39)         --         10.65     4.5          27    0.70      41.18       3.52         202
       --          --         10.58     5.4          13    0.70     214.46       4.60          94


   $(0.74)      $0.00(e)     $13.46    12.5  $2,365,199    0.75       0.79       5.48          42
    (0.79)         --         12.66    30.9   1,730,165    0.75       0.78       6.64          35
    (0.82)         --         10.33     7.5   1,172,286    0.75       0.79       7.76          22
    (1.17)         --         10.39     0.3   1,383,951    0.75       0.78       8.52          20
    (0.93)         --         11.53     6.7   1,670,825    0.75       0.76       8.32          17

   $(0.72)      $0.00/(e)/   $13.44    12.2  $  275,349    1.00       1.04       5.24          42
    (0.77)         --         12.65    30.6     143,932    1.00       1.07       6.35          35
    (0.80)         --         10.33     7.3      61,845    1.00       1.14       7.51          22
    (1.13)         --         10.39     0.1      77,035    1.00       1.13       8.28          20
    (0.90)         --         11.52     6.5      78,039    1.00       1.08       8.10          17

   $(0.69)      $0.00(e)     $13.42    11.9  $   27,299    1.25       1.29       4.99          42
    (0.74)         --         12.64    30.4      12,061    1.25       1.40       6.13          35
    (0.77)         --         10.32     7.0       6,383    1.25       1.68       7.22          22
    (1.10)         --         10.38    (0.3)      5,498    1.25       1.71       8.02          20
    (0.87)         --         11.52     6.2       3,736    1.25       1.98       7.90          17

                See accompanying notes to financial statements.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                               ------------------------------------------  ----------------------------
                    Net asset
                      value,                 Net realized                    Dividends    Distributions
                    beginning     Net       and unrealized   Total from         from        from net
                        of     investment   gain (loss) on   investment    net investment   realized
                    the period income(a)     investments     operations        income     capital gains
-------------------------------------------------------------------------------------------------------
FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2004             $13.24     $0.82          $ 0.79         $ 1.61          $(0.92)       $   --
9/30/2003              10.95      0.84            2.40           3.24           (0.95)           --
9/30/2002+             11.23      0.87           (0.15)          0.72           (1.00)           --
9/30/2001              11.95      0.96           (0.78)          0.18           (0.90)           --
9/30/2000              12.09      0.99           (0.30)          0.69           (0.83)           --

GLOBAL BOND FUND

INSTITUTIONAL CLASS
9/30/2004             $14.93     $0.48          $ 0.78         $ 1.26          $(0.60)       $   --
9/30/2003              12.68      0.62            2.25           2.87           (0.62)           --
9/30/2002+/+/          11.08      0.68            0.92           1.60              --            --
9/30/2001              10.93      0.72            0.07           0.79           (0.60)        (0.04)
9/30/2000              12.60      0.76           (1.33)         (0.57)          (0.67)        (0.43)

RETAIL CLASS
9/30/2004             $14.83     $0.43          $ 0.79         $ 1.22          $(0.59)       $   --
9/30/2003              12.62      0.58            2.24           2.82           (0.61)           --
9/30/2002+/+/          11.06      0.65            0.91           1.56              --            --
9/30/2001              10.91      0.69            0.07           0.76           (0.57)        (0.04)
9/30/2000              12.57      0.73           (1.32)         (0.59)          (0.64)        (0.43)



(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (d) Amount rounds to less than $0.01 per share. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Funds's net investment income and net realized and unrealized gain
(loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund remained unchanged. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. ++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gain and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Institutional and Retail Classes was a decrease to net investment income by $0.01 and $0.01 per share, respectively, an increase to net realized and unrealized gain (loss) on investments by $0.01 and $0.01 per share, respectively and a decrease to the ratio of net investment income to average net assets from 5.89% to 5.78% and 5.63% to 5.53%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                        RATIOS TO AVERAGE NET ASSETS:
--------------                                         ---------------------------------
                         Net asset         Net assets,
                           value,   Total    end of      Net     Gross   Net investment Portfolio
    Total     Redemption end of the return the period  Expenses Expenses income (loss)  turnover
distributions    fees      period   (%)(b)    (000)     (%)(c)    (%)         (%)        rate(%)
-------------------------------------------------------------------------------------------------

   $(0.92)      $  --      $13.93    12.6   $358,652     0.65     0.66        6.17          35
    (0.95)         --       13.24    31.5    412,521     0.65     0.67        7.03          33
    (1.00)         --       10.95     6.7    372,141     0.65     0.70        7.87          21
    (0.90)         --       11.23     1.6    420,091     0.65     0.68        8.39          24
    (0.83)         --       11.95     5.9    427,730     0.63     0.63        8.34          19


   $(0.60)      $0.00(d)   $15.59     8.6   $287,830     0.80     0.85        3.15          61
    (0.62)         --       14.93    23.4     83,325     0.90     0.94        4.50         107
       --          --       12.68    14.4     44,810     0.90     1.07        5.78          65
    (0.64)         --       11.08     7.7     37,681     0.90     1.09        6.65          58
    (1.10)         --       10.93    (5.0)    37,035     0.90     1.12        6.64          17

   $(0.59)      $0.00(d)   $15.46     8.4   $413,652     1.04     1.10        2.88          61
    (0.61)         --       14.83    23.1     55,487     1.15     1.21        4.13         107
       --          --       12.62    14.1     12,103     1.15     1.47        5.53          65
    (0.61)         --       11.06     7.4     10,375     1.15     1.47        6.42          58
    (1.07)         --       10.91    (5.2)    11,721     1.15     1.51        6.41          17

                See accompanying notes to financial statements.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                               ------------------------------------------  ----------------------------
                    Net asset
                      value,                 Net realized                    Dividends    Distributions
                    beginning     Net       and unrealized   Total from         from        from net
                        of     investment   gain (loss) on   investment    net investment   realized
                    the period   income      investments     operations        income     capital gains
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL HIGH INCOME FUND

INSTITUTIONAL CLASS
9/30/2004             $ 6.91     $0.55(d)       $ 0.66         $ 1.21          $(0.62)       $   --
9/30/2003               4.81      0.59(d)         1.69           2.28           (0.18)           --
9/30/2002+              6.50      0.68(d)        (0.96)         (0.28)          (1.41)           --
9/30/2001               8.33      0.91(d)        (1.93)         (1.02)          (0.81)           --
9/30/2000               8.40      0.94(d)        (0.11)          0.83           (0.90)           --

INTERMEDIATE DURATION FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2004             $10.10     $0.45(d)       $(0.10)        $ 0.35          $(0.53)       $   --
9/30/2003               9.62      0.51(d)         0.49           1.00           (0.52)           --
9/30/2002+/+/          10.13      0.60(d)        (0.50)          0.10           (0.60)        (0.01)
9/30/2001               9.55      0.64(d)         0.57           1.21           (0.63)           --
9/30/2000               9.53      0.62            0.01           0.63           (0.61)           --

INVESTMENT GRADE FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2004             $13.38     $0.67(d)       $ 0.75         $ 1.42          $(0.88)       $(0.38)
9/30/2003              11.56      0.77(d)         1.87           2.64           (0.78)        (0.04)
9/30/2002+/++/         11.16      0.77(d)         0.35           1.12           (0.66)        (0.06)
9/30/2001              11.00      0.81(d)         0.15           0.96           (0.79)        (0.01)
9/30/2000              11.02      0.82            0.00(e)        0.82           (0.79)        (0.05)

U.S. GOVERNMENT SECURITIES FUND

INSTITUTIONAL CLASS
9/30/2004             $11.60     $0.37(d)       $(0.12)        $ 0.25          $(0.54)       $(0.29)
9/30/2003              11.94      0.43(d)         0.05           0.48           (0.53)        (0.29)
9/30/2002+/+++/        11.19      0.51(d)         0.83           1.34           (0.59)           --
9/30/2001              10.62      0.62(d)         0.70           1.32           (0.75)           --
9/30/2000              10.38      0.68            0.22           0.90           (0.66)           --


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Computed on an annualized basis for periods less than one year. (d) Per share net investment income
(loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (e) Amount rounds to less than $0.01 per share. + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the Fund increased from 11.60% to 11.61% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation. ++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Fund was a decrease to net investment income by $0.01 per share and an increase to net realized and unrealized gain (loss) on investment by $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.23% to 6.13% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. +++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gain and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.77% to 6.76% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. ++++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gain and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund was a decrease to net investment income by $0.06 per share and an increase to net realized and unrealized gain (loss) on investments by $0.06 per share. The ratio of net investment income to average net assets for the Fund decreased from 5.12% to 4.58% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                         RATIOS TO AVERAGE NET ASSETS:
--------------                                         ----------------------------------
                         Net asset         Net assets,
                           value,   Total    end of       Net     Gross   Net investment Portfolio
    Total     Redemption   end of   return the period  Expenses  Expenses income (loss)  turnover
distributions    fees    the period (%)(a)    (000)    (%)(b)(c)  (%)(c)      (%)(c)      rate(%)
--------------------------------------------------------------------------------------------------

   $(0.62)      $  --      $ 7.50    18.1   $ 97,109     0.75      0.88        7.66          59
    (0.18)       0.00(e)     6.91    48.7     86,141     0.75      0.91       10.01          53
    (1.41)         --        4.81    (6.0)    57,055     0.75      1.10       11.61          32
    (0.81)         --        6.50   (12.6)    31,972     0.75      1.03       12.64          43
    (0.90)         --        8.33    10.2     39,619     0.75      1.03       11.22          28


   $(0.53)      $  --      $ 9.92     3.6   $ 31,051     0.45      0.76        4.48          48
    (0.52)         --       10.10    10.7     37,103     0.45      0.74        5.15          63
    (0.61)         --        9.62     1.0     40,734     0.45      0.83        6.13          24
    (0.63)         --       10.13    13.0     23,568     0.48      0.89        6.48          19
    (0.61)         --        9.55     6.9     20,580     0.55      0.99        6.65          20


   $(1.26)      $  --      $13.54    11.1   $177,094     0.55      0.60        5.03          34
    (0.82)         --       13.38    23.8    142,271     0.55      0.62        6.22          32
    (0.72)         --       11.56    10.4    136,042     0.55      0.64        6.76          20
    (0.80)         --       11.16     9.0    148,168     0.55      0.62        7.25          14
    (0.84)         --       11.00     7.7    153,412     0.55      0.58        7.45          18


   $(0.83)      $  --      $11.02     2.3   $  7,390     0.50      1.73        3.33          99
    (0.82)         --       11.60     4.3      9,549     0.50      1.28        3.68          60
    (0.59)         --       11.94    12.4     13,492     0.50      1.16        4.58         101
    (0.75)         --       11.19    12.9     15,018     0.50      1.25        5.63         124
    (0.66)         --       10.62     9.1     11,495     0.50      1.24        6.17          86

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED, SEPTEMBER 30, 2004

1. ORGANIZATION. Loomis Sayles Funds I (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Shares of certain Funds in the Trust were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to their commencement of investment operations). Information presented in these financial statements pertains to the fixed income funds of the Trust, the financial statements for the equity funds are presented in separate reports. The following Funds are included in this report:

Loomis Sayles Benchmark Core Bond Fund (the "Benchmark Core Bond Fund")
Loomis Sayles Bond Fund (the "Bond Fund")
Loomis Sayles Fixed Income Fund (the "Fixed Income Fund")
Loomis Sayles Global Bond Fund (the "Global Bond Fund")
Loomis Sayles Institutional High Income Fund (the "Institutional High Income Fund")
Loomis Sayles Intermediate Duration Fixed Income Fund (the "Intermediate Duration Fixed Income Fund")
Loomis Sayles Investment Grade Fixed Income Fund (the "Investment Grade Fixed Income Fund")
Loomis Sayles U.S. Government Securities Fund (the "U.S. Government Securities Fund")

Each Fund offers Institutional Class Shares. Benchmark Core Bond Fund, Bond Fund and Global Bond Fund also offer Retail Class Shares. In addition, Bond Fund offers Admin Class Shares.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

Certain Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund (except U.S. Government Securities Fund) may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2004, the Global Bond Fund had the following open forward foreign currency exchange contract:

                             LOCAL     AGGREGATE                UNREALIZED
                 DELIVERY   CURRENCY     FACE        TOTAL     APPRECIATION
                   DATE      AMOUNT     AMOUNT       VALUE    (DEPRECIATION)
   -------------------------------------------------------------------------
    Euro (sell) 12/21/2004 21,840,000 $26,761,644 $27,137,951   $(376,307)

E. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income and excise taxes have been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

FOR THE YEAR ENDED, SEPTEMBER 30, 2004


F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as redemptions in kind, foreign currency transactions, defaulted bond interest, premium amortization accruals, distributions from real estate investment trusts and reclassification of paydown gains and losses. Temporary differences between book and tax distributable earnings are primarily due to deferred trustees' fees, premium amortization accruals, defaulted bond income accruals, corporate action basis adjustments, mark-to-market on forward currency contracts and wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. DELAYED DELIVERY COMMITMENTS. Each Fund may purchase or sell securities on a when issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

3. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2004, purchases and sales of securities (excluding short-term investments) were as follows:

                                        U.S. GOVERNMENT/AGENCIES      OTHER SECURITIES
-                                       ------------------------- -------------------------
FUND                                     PURCHASES      SALES      PURCHASES      SALES
----                                    ------------ ------------ ------------ ------------
Benchmark Core Bond Fund                $ 14,101,552 $ 16,518,438 $  7,287,532 $  8,607,325
Bond Fund                                427,521,992  194,776,124  993,864,306  739,832,432
Fixed Income Fund                         36,013,420   48,953,104   97,684,855  157,067,181
Global Bond Fund                         132,074,999   45,150,522  638,974,398  204,547,746
Institutional High Income Fund                    --           --   53,159,066   52,433,436
Intermediate Duration Fixed Income Fund    5,348,091    3,156,155    9,833,380   17,503,485
Investment Grade Fixed Income Fund        22,987,595   12,384,996   41,114,267   39,496,759
U.S. Government Securities Fund            7,901,196    8,995,868           --           --

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each of the Funds. Separate management agreements for each Fund in effect for the year ended September 30, 2004, provided for fees at the following annual percentage rates of each Fund's average daily net assets. Loomis Sayles has contractually agreed, until January 31, 2005, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following annual percentage rate of the Fund's average daily net assets:

                                                   EXPENSE LIMIT AS A PERCENTAGE OF
                                                    AVERAGE DAILY NET ASSETS
-                                                  --------------------------------
                                        MANAGEMENT INSTITUTIONAL   RETAIL   ADMIN
FUND                                       FEES        CLASS       CLASS    CLASS
----                                    ---------- -------------   ------   -----
Benchmark Core Bond Fund                  0.30%        0.45%       0.70%     --
Bond Fund                                 0.60%        0.75%       1.00%    1.25%
Fixed Income Fund                         0.50%        0.65%        --       --
Global Bond Fund                          0.60%        0.75%       1.00%     --
Institutional High Income Fund            0.60%        0.75%        --       --
Intermediate Duration Fixed Income Fund   0.30%        0.45%        --       --
Investment Grade Fixed Income Fund        0.40%        0.55%        --       --
U.S. Government Securities Fund           0.30%        0.50%        --       --

Prior to July 1, 2004, the expense limits as a percentage of average net assets for Global Bond Fund Institutional Class and Retail Class were 0.90% and 1.15%, respectively.

For the year ended September 30, 2004, the management fees and waivers of management fees for each Fund were as follows:

                                                                           PERCENTAGE OF
                                          GROSS     WAIVER OF     NET      AVERAGE DAILY NET ASSETS
-                                       MANAGEMENT  MANAGEMENT MANAGEMENT  ------------------------
FUND                                       FEE         FEE        FEE      GROSS         NET
----                                    ----------- ---------- ----------- -----           -----
Benchmark Core Bond Fund                $    58,532  $ 58,532  $        -- 0.30%        0.00%
Bond Fund                                14,085,400   950,102   13,135,298 0.60%        0.56%
Fixed Income Fund                         1,967,326    52,551    1,914,775 0.50%        0.49%
Global Bond Fund                          2,575,612   211,372    2,364,240 0.60%        0.55%
Institutional High Income Fund              551,345   117,817      433,528 0.60%        0.47%
Intermediate Duration Fixed Income Fund      98,780    98,780           -- 0.30%         --
Investment Grade Fixed Income Fund          652,322    88,099      564,223 0.40%        0.35%
U.S. Government Securities Fund              24,619    24,619           -- 0.30%         --

For the year ended September 30, 2004, in addition to the waiver of management fees, Class level expenses have been reimbursed as follows:

FUND             AMOUNT
----             ------
Bond Fund        $7,345
Global Bond Fund  9,441

For the year ended September 30, 2004, the investment advisor reimbursed $88,540 of other expenses to the Benchmark Core Bond Fund, $3,081 of other expenses to the Intermediate Duration Fixed Income Fund and $76,686 of other expenses to the U.S. Government Securities Fund.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). CDC IXIS North America is ultimately owned by three large affiliated French financial services entities: Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; Caisse Nationales des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as Caisses d' Epargne; and CNP Assurances, a large French life insurance company.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Funds and has subcontracted with State Street Bank and Trust Company ("State Street Bank"), to serve as sub-administrator. Pursuant to an agreement among the Loomis Sayles Funds Trusts (the Trust and Loomis Sayles Funds II), the CDC Nvest Funds Trusts (CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust and CDC Nvest Companies Trust I) and CIS, each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                       FIRST         NEXT       OVER
                       $5 BILLION $5 BILLION $10 BILLION
                       ---------- ---------- -----------
                          0.0675%    0.0625%     0.0500%

             or

             (2)Each Fund's pro rata portion, allocated based on the combined assets of the Loomis Sayles Funds Trusts and the CDC Nvest
                Funds Trusts, of the annual aggregate minimum fee of $5 million.

FOR THE YEAR ENDED, SEPTEMBER 30, 2004


For the year ended September 30, 2004, fees paid to CIS for accounting and administrative expense were as follows:

                                        ACCOUNTING AND
FUND                                    ADMINISTRATIVE
----                                    --------------
Benchmark Core Bond Fund                  $   12,802
Bond Fund                                  1,540,403
Fixed Income Fund                            258,180
Global Bond Fund                             281,673
Institutional High Income Fund                60,296
Intermediate Duration Fixed Income Fund       21,605
Investment Grade Fixed Income Fund           107,008
U.S. Government Securities Fund                5,385

C. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

Benchmark Core Bond Fund, Fixed Income Fund, Institutional High Income Fund, Intermediate Duration Fixed Income Fund, Investment Grade Fixed Income Fund and U.S. Government Securities Fund pay service fees monthly to CIS representing the higher amount based on the following calculations:

             (1)Each Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate of 0.01% to the eligible average daily net assets. Eligible assets are the average daily net assets of all Institutional Funds*.

             Each Class is subject to a monthly minimum fee of $1,000 allocated based on the combined net assets of Institutional Class and Retail Class as applicable.

             or

             (2)An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $100,000. For the period September 15, 2003 through December 31, 2003, the aggregate minimum fee was $29,315.

* Institutional Funds consist of Benchmark Core Bond Fund, Fixed Income Fund, Institutional High Income Fund, Intermediate Duration Fixed Income Fund, Investment Grade Fixed Income Fund, U.S. Government Securities Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Small Company Growth Fund.

Bond Fund and Global Bond Fund pay service fees monthly to CIS representing the higher amount based on the following calculations:

             (1)Each Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate of 0.026% to the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in No Load Retail Funds* and Load Funds--Class Y**.

             Each Class of shares is subject to a monthly Class minimum of $1,250 allocated based on the combined net assets of Class Y, Institutional Class, Retail Class and Admin Class as applicable.

             or

             (2)An allocated portion, based on eligible assets of an annual aggregate minimum fee for the period January 1, 2004 through December 31, 2004 of $650,000. For the period September 15, 2003 through December 31, 2003, the aggregate minimum fee was $190,547.

* No Load Retail Funds consist of Bond Fund, Global Bond Fund, Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund.

** Load Funds--Class Y consist of all Funds with Class Y shares offered within the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts.

CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses.

For the year ended September 30, 2004, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                        TRANSFER
FUND                                    AGENT FEE
----                                    ---------
Benchmark Core Bond Fund                $ 24,000
Bond Fund                                620,929
Fixed Income Fund                         39,376
Global Bond Fund                         111,641
Institutional High Income Fund            12,000
Intermediate Duration Fixed Income Fund   12,000
Investment Grade Fixed Income Fund        16,318
U.S. Government Securities Fund           12,000

D. SERVICE AND DISTRIBUTION FEES. The Trust has entered into a distribution agreement with CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to this agreement, CDC IXIS Distributors serves as principal underwriter of the various Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Benchmark Core Bond Fund, Bond Fund and Global Bond Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and Bond Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Bond Fund may pay a shareholder service fee at an annual rate of 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

E. TRUSTEES FEES AND EXPENSES. The Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. In addition, the independent co-chairmen of the Board split an additional $50,000 annual retainer fee. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to July 1, 2004, the Trust paid each independent trustee a $45,000 annual retainer and a $4,500 fee per meeting attended. In addition, each committee member received a retainer fee at the annual rate of $7,000 while each committee chairman received a $5,000 annual retainer (beyond the $7,000). Each committee member received a $1,750 fee per meeting attended. The retainer fees assumed four Board or Committee meetings per year.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other series of the Loomis Sayles Funds Trusts or CDC Nvest Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

FOR THE YEAR ENDED, SEPTEMBER 30, 2004


F. PUBLISHING SERVICES. CIS performs certain desktop publishing services for the funds. Fees for these services are presented in the statements of operations as shareholder reporting. For the year ended September 30, 2004, amounts paid to CIS as compensation for these services were as follows:

                                         PUBLISHING
FUND                                    SERVICES FEE
----                                    ------------
Benchmark Core Bond Fund                    $109
Bond Fund                                    109
Fixed Income Fund                             53
Global Bond Fund                             109
Institutional High Income Fund                53
Intermediate Duration Fixed Income Fund       53
Investment Grade Fixed Income Fund            53
U.S. Government Securities Fund               53

G. REDEMPTION FEES. Shareholders of the Bond Fund and Global Bond Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if shares were acquired on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Benchmark Core Bond Fund, Bond Fund, Global Bond Fund and U.S. Government Securities Fund, together with certain other Funds of the Loomis Sayles Funds Trusts, participate in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2004, the Funds had no borrowings under the agreement.

6. SHAREHOLDERS. At September 30, 2004, the Loomis-Sayles Funded Pension Plan ("Pension Plan") and the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                     PROFIT SHARING
FUND                                    PENSION PLAN RETIREMENT PLAN
----                                    ------------ ---------------
Benchmark Core Bond Fund                  162,581          46,046
Bond Fund                                 889,285       1,086,578
Global Bond Fund                          696,518         281,016
Institutional High Income Fund            673,017         672,558
Intermediate Duration Fixed Income Fund        --         106,023
U.S. Government Securities Fund                --          93,737

At September 30, 2004, Loomis Sayles owned 26,099 shares, equating to 3.89% of U.S. Government Securities Fund shares outstanding and 1,086 shares, equating to .09% of Benchmark Core Bond Fund. In addition, two individuals affiliated with Institutional High Income Fund held approximately 15.07% of the Fund's total outstanding shares.

7. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                  BENCHMARK CORE BOND FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares          729,715    $  7,615,968     2,422,176    $ 25,428,179
Issued in connection with
  the reinvestment of distributions     100,025       1,018,261        63,568         657,289
Redeemed                               (296,867)     (3,017,082)   (2,390,148)    (25,372,394)
Redeemed in kind*                    (1,140,103)    (11,594,851)           --              --
                                     ----------    --------------  ------------  --------------
Net change                             (607,230)   $ (5,977,704)       95,596    $    713,074
                                     ----------    --------------  ------------  --------------

                                       Shares         Amount         Shares+        Amount+
RETAIL CLASS                         ----------    ------------    ----------    ------------
Issued from the sale of shares           18,886    $    195,629        21,698    $    226,483
Issued in connection with
  the reinvestment of distributions         110           1,119            46             483
Issued in Admin Class Conversion             --              --            11             120
Redeemed                                 (3,327)        (33,869)      (20,427)       (213,206)
                                     ----------    --------------  ------------  --------------
Net change                               15,669    $    162,879         1,328    $     13,880
                                     ----------    --------------  ------------  --------------

                                                                     Shares+        Amount+
ADMIN CLASS                                                        ----------    ------------
Issued from the sale of shares                                             --    $         --
Issued in connection with
  the reinvestment of distributions                                        36             373
Redeemed                                                               (1,036)        (11,077)
Redeemed in Admin Class Conversion                                        (11)           (120)
                                                                     ----------  --------------
Net change                                                             (1,011)   $    (10,824)
                                                                     ----------  --------------
+On May 21, 2003, the outstanding Admin Class Shares were automatically converted into
 Retail Class Shares.
*Redeemed in kind to a shareholder on June 25, 2004 for $11,224,485 in securities,
 $104,145 in accrued interest, and $266,221 in cash.

                                                            BOND FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ---------------------------   ----------------------------

                                        Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  -----------   --------------  -----------   -------------
Issued from the sale of shares        83,292,406   $1,104,544,259   73,324,254   $ 865,368,126
Issued in connection with the
  reinvestment of distributions        8,109,317      106,866,203    8,047,516      95,729,467
Redeemed                             (52,330,944)    (684,571,795) (58,178,892)   (694,716,068)
                                     -----------   --------------  ------------  --------------
Net change                            39,070,779   $  526,838,667   23,192,878   $ 266,381,525
                                     -----------   --------------  ------------  --------------

                                        Shares         Amount         Shares         Amount
RETAIL CLASS                         -----------   --------------  -----------   -------------
Issued from the sale of shares        14,981,168   $  197,751,341   10,698,127   $ 126,724,696
Issued in connection with the
  reinvestment of distributions          818,810       10,777,230      501,537       6,020,082
Redeemed                              (6,689,612)     (87,290,333)  (5,810,220)    (68,583,285)
                                     -----------   --------------  ------------  --------------
Net change                             9,110,366   $  121,238,238    5,389,444   $  64,161,493
                                     -----------   --------------  ------------  --------------

                                        Shares         Amount         Shares         Amount
ADMIN CLASS                          -----------   --------------  -----------   -------------
Issued from the sale of shares         1,732,050   $   22,859,859      734,063   $   8,650,325
Issued in connection with the
  reinvestment of distributions           55,426          730,228       28,653         343,812
Redeemed                                (707,119)      (9,240,007)    (426,792)     (5,017,512)
                                     -----------   --------------  ------------  --------------
Net change                             1,080,357   $   14,350,080      335,924   $   3,976,625
                                     -----------   --------------  ------------  --------------

FOR THE YEAR ENDED, SEPTEMBER 30, 2004


                                                      FIXED INCOME FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                       Shares          Amount        Shares         Amount
INSTITUTIONAL CLASS                  ----------    -------------   ----------    ------------
Issued from the sale of shares        1,007,726    $  13,816,868       51,677    $    669,700
Issued in connection with the
  reinvestment of distributions       2,195,946       28,854,728    2,687,854      29,163,210
Redeemed                             (8,613,412)    (111,701,518)  (5,584,613)    (64,191,297)
                                     ----------    --------------  ------------  --------------
Net change                           (5,409,740)   $ (69,029,922)  (2,845,082)   $(34,358,387)
                                     ----------    --------------  ------------  --------------

                                                       GLOBAL BOND FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                       Shares          Amount        Shares         Amount
INSTITUTIONAL CLASS                  ----------    -------------   ----------    ------------
Issued from the sale of shares       14,284,726    $ 216,397,662    6,826,866    $ 96,070,233
Issued in connection with the
  reinvestment of distributions         221,015        3,315,228      167,510       2,149,151
Redeemed                             (1,624,910)     (24,571,286)  (4,945,203)    (69,473,498)
                                     ----------    --------------  ------------  --------------
Net change                           12,880,831    $ 195,141,604    2,049,173    $ 28,745,886
                                     ----------    --------------  ------------  --------------

                                       Shares          Amount        Shares         Amount
RETAIL CLASS                         ----------    -------------   ----------    ------------
Issued from the sale of shares       27,817,273    $ 420,172,110    5,094,560    $ 71,990,932
Issued in connection with the
  reinvestment of distributions         253,905        3,783,184       42,406         541,523
Redeemed                             (5,059,529)     (75,573,648)  (2,353,971)    (33,250,761)
                                     ----------    --------------  ------------  --------------
Net change                           23,011,649    $ 348,381,646    2,782,995    $ 39,281,694
                                     ----------    --------------  ------------  --------------

                                                INSTITUTIONAL HIGH INCOME FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                       Shares          Amount        Shares         Amount
INSTITUTIONAL CLASS                  ----------    -------------   ----------    ------------
Issued from the sale of shares        2,969,710    $  21,254,761    3,390,595    $ 21,662,281
Issued in connection with the
  reinvestment of distributions         818,610        5,763,013      366,537       1,902,330
Redeemed                             (3,305,132)     (23,870,871)  (3,165,620)    (19,663,301)
                                     ----------    --------------  ------------  --------------
Net change                              483,188    $   3,146,903      591,512    $  3,901,310
                                     ----------    --------------  ------------  --------------

                                           INTERMEDIATE DURATION FIXED INCOME FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                       Shares          Amount        Shares         Amount
INSTITUTIONAL CLASS                  ----------    -------------   ----------    ------------
Issued from the sale of shares          311,432    $   3,115,510      431,215    $  4,298,793
Issued in connection with the
  reinvestment of distributions         106,401        1,059,666      150,813       1,478,480
Redeemed                               (961,946)      (9,573,784)  (1,141,662)    (11,297,816)
                                     ----------    --------------  ------------  --------------
Net change                             (544,113)   $  (5,398,608)    (559,634)   $ (5,520,543)
                                     ----------    --------------  ------------  --------------


                                             INVESTMENT GRADE FIXED INCOME FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ---------     ------------    ----------    ------------
Issued from the sale of shares       1,938,481     $ 26,097,555       366,484    $  4,309,417
Issued in connection with the
  reinvestment of distributions      1,002,824       13,326,409       661,621       8,042,325
Issued from Subscriptions-in-kind*     372,856        5,000,000            --              --
Redeemed                              (868,554)     (11,653,963)   (2,162,360)    (25,794,738)
                                     ---------     --------------  ------------  --------------
Net change                           2,445,607     $ 32,770,001    (1,134,255)   $(13,442,996)
                                     ---------     --------------  ------------  --------------
*Issued in exchange for portfolio securities distributed in-kind by the Loomis Sayles
 Investment Grade Fixed Income Fund to shareholders thereof and contributed to the
 Fund in-kind by such shareholders on January 5, 2004. Contribution includes
 $4,039,173 of securities, $958,148 in cash and $2,679 in receivables.

                                              U.S. GOVERNMENT SECURITIES FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ---------     ------------    ----------    ------------
Issued from the sale of shares          84,353     $    933,352       773,246    $  8,923,630
Issued in connection with the
  reinvestment of distributions         46,319          512,598        62,260         715,212
Redeemed                              (283,167)      (3,154,596)   (1,142,525)    (13,150,551)
                                     ---------     --------------  ------------  --------------
Net change                            (152,495)    $ (1,708,646)     (307,019)   $ (3,511,709)
                                     ---------     --------------  ------------  --------------

8. ADDITIONAL TAX INFORMATION. The tax character of distributions paid to shareholders during the years ended September 30, 2004 and 2003 were as follows:

                                       2004 DISTRIBUTIONS PAID FROM:             2003 DISTRIBUTIONS PAID FROM:
                                ------------------------------------------- ---------------------------------------
                                                  LONG-TERM                   ORDINARY     LONG-TERM
                                ORDINARY INCOME CAPITAL GAINS     TOTAL        INCOME    CAPITAL GAINS    TOTAL
                                --------------- ------------- ------------- ------------ ------------- ------------
Benchmark Core Bond Fund         $   1,021,304   $       --   $   1,021,304 $    658,290   $     --    $    658,290
Bond Fund                          135,845,046           --     135,845,046  110,165,544         --     110,165,544
Fixed Income Fund                   28,854,737           --      28,854,737   29,163,220         --      29,163,220
Global Bond Fund                     8,414,448           --       8,414,448    2,737,371         --       2,737,371
Institutional High Income Fund       7,853,152           --       7,853,152    2,101,149         --       2,101,149
Intermediate Duration Fixed
  Income Fund                        1,737,677           --       1,737,677    2,022,513         --       2,022,513
Investment Grade Fixed Income
  Fund                              10,849,010    4,330,208      15,179,218    8,646,109    430,997       9,077,106
U.S. Government Securities Fund        392,445      223,996         616,441      603,386    248,982         852,368

9. SUBSEQUENT EVENTS.

A. CORPORATE NAME CHANGE.

    OLD NAME                       NEW NAME
    --------                       --------
    CDC IXIS Asset Management
      Distributors, L.P.           IXIS Asset Management Distributors, L.P.
    CDC IXIS Asset Management
      Services, Inc.               IXIS Asset Management Services Company

B. EFFECTIVE DECEMBER 15, 2004, THE U.S. GOVERNMENT SECURITIES FUND'S NAME AND INVESTMENT STRATEGY WILL CHANGE. THE FUND WILL BE NAMED THE LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND, AND ITS STRATEGY WILL EMPHASIZE INFLATION-PROTECTED DEBT SECURITIES ISSUED BY THE U.S. TREASURY (TIPS). THE PRINCIPAL VALUE OF THESE TYPES OF SECURITIES ARE PERIODICALLY ADJUSTED ACCORDING TO THE RATE OF INFLATION AND REPAYMENT OF THE ORIGINAL BONDS IS GUARANTEED BY THE U.S. GOVERNMENT.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Loomis Sayles Funds I

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund and Loomis Sayles U.S. Government Securities Fund, each a series of Loomis Sayles Funds I (collectively, the "Funds"), at September 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 16, 2004

2004 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION. For the fiscal year ended September 30, 2004, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

FUND                               QUALIFYING PERCENTAGE
Bond Fund                                  2.18%
Fixed Income Fund                          2.61
Institutional High Income Fund             2.61
Investment Grade Fixed Income Fund         2.28

CAPITAL GAINS DISTRIBUTIONS. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2004.

FUND                                  AMOUNT
----                               ------------
Investment Grade Fixed Income Fund $  4,330,208
U.S. Government Securities Fund         223,996

QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2004, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the funds pay a distribution during calendar year 2004, complete information will be reported in conjunction with Form 1099-DIV.

                        TRUSTEE AND OFFICER INFORMATION

The table below provides certain information regarding the Trustees and officers of Loomis Sayles Funds I (the "Trust"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116

                                POSITION(S)
                                 HELD WITH                                                   NUMBER OF PORTFOLIOS IN FUND
                            THE TRUST, LENGTH OF          PRINCIPAL OCCUPATION(S)                COMPLEX OVERSEEN AND
NAME AND AGE                    TIME SERVED*               DURING PAST 5 YEARS**               OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Graham T. Allison, Jr. (64)       Trustee,       Douglas Dillon Professor and Director of  41; Director, Taubman Centers,
                              Contract Review    the Belfer Center of Science for          Inc.; Advisory Board Member,
                               and Governance    International Affairs, John F. Kennedy    USEC Inc.
                                 Committee       School of Government,
                                  Member,        Harvard University
                                 Since 2003

Edward A. Benjamin (66)           Trustee,       Retired                                   41; Director, Coal, Energy
                              Audit Committee                                              Investments & Management,
                                  Member,                                                  LLC; Director, Precision Optics
                                 Since 2002                                                Corporation

Daniel M. Cain (59)               Trustee,       President and CEO, Cain Brothers &        41; Trustee, Universal Health
                              Chairman of the    Company, Incorporated                     Realty Income Trust;
                              Audit Committee,                                             Director, Sheridan Healthcorp
                                 Since 2003
                               Co-Chairman of
                                 the Board
                                 Since 2004

Paul G. Chenault (70)             Trustee,       Retired; Trustee, First Variable Life     41; Director, Mailco Office
                              Contract Review                                              Products, Inc.
                               and Governance
                                 Committee
                                  Member,
                                 Since 2002

Kenneth J. Cowan (72)             Trustee,       Retired                                   41; None
                              Chairman of the
                              Contract Review
                               and Governance
                                 Committee,
                                Since 2003,
                               Co-Chairman of
                                 the Board
                                 Since 2004

Richard Darman (61)               Trustee,       Partner, The Carlyle Group; Chairman of   41; Director and Chairman,
                              Contract Review    the Board of Directors of AES             AES Corporation
                               and Governance    Corporation; formerly, Professor, John F.
                                 Committee       Kennedy School of Government,
                                  Member,        Harvard University
                                 Since 2003

Sandra O. Moose (62)              Trustee,       President, Strategic Advisory Services;   41; Director, Verizon
                              Audit Committee    formerly, Senior Vice President and       Communications; Director, Rohm
                                  Member,        Director, The Boston Consulting           and Haas Company;
                                 Since 2003      Group, Inc.                               Director, AES Corporation

John A. Shane (71)                Trustee        President, Palmer Service Corporation     41
                              Contract Review                                              Director, Gensym Corporation;
                               and Governance                                              Director, Overland Storage, Inc.;
                                 Committee                                                 Director, Abt Associates Inc.
                                   Member
                                 Since 2003

                        TRUSTEE AND OFFICER INFORMATION

                               POSITION(S)
                                HELD WITH                                                  NUMBER OF PORTFOLIOS IN FUND
                           THE TRUST, LENGTH OF          PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN AND
NAME AND AGE                   TIME SERVED*               DURING PAST 5 YEARS**              OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Blanding/1/ (57)   Trustee, CEO and   President, Chairman, Director, and Chief          41
555 California Street        President; Since   Executive Officer, Loomis Sayles; Chief           None
San Francisco, CA 94104            2002         Executive Officer Loomis Sayles Funds II

John T. Hailer/2/ (43)         Trustee and      President and Chief Executive Officer,            41
                              Executive Vice    CDC IXIS Asset Management                         None
                                President,      Distributors, L.P.; Executive Vice
                                Since 2003      President, Loomis Sayles Funds II;
                                                President and Chief Executive Officer--
                                                CDC Nvest Funds
OFFICERS
John E. Pelletier (40)       Chief Operating    President, Director and Chief Executive           Not Applicable
                                 Officer        Officer, CDC IXIS Asset Management
                                Since 2004      Services, Inc.; Executive Vice President,
                                                CDC IXIS Distribution Corporation;
                                                Executive Vice President and Chief
                                                Operating Officer, CDC IXIS Asset
                                                Management Distributors, L.P. and CDC
                                                IXIS Asset Management Advisers, L.P.;
                                                formerly, Senior Vice President, General
                                                Counsel, Secretary and Clerk, CDC IXIS
                                                Distribution Corporation; Executive Vice
                                                President, General Counsel, Secretary and
                                                Clerk, CDC IXIS Asset Management
                                                Distributors, L.P., CDC IXIS Asset
                                                Management Advisers, L.P.; Executive
                                                Vice President, General Counsel, Secretary
                                                and Clerk, CDC IXIS Asset Management
                                                Services, Inc.

Coleen Downs Dinneen (43)  Secretary, Clerk and Senior Vice President, General Counsel,           Not Applicable
                           Chief Legal Officer  Secretary and Clerk, CDC IXIS
                                Since 2004      Distribution Corporation, CDC IXIS
                                                Asset Management Distributors, L.P.,
                                                CDC IXIS Asset Management Advisers,
                                                L.P. and CDC IXIS Asset Management
                                                Services, Inc.; formerly, Senior Vice
                                                President, Deputy General Counsel,
                                                Assistant Secretary and Assistant Clerk,
                                                CDC IXIS Asset Management Advisers,
                                                L.P., CDC IXIS Asset Management
                                                Services, Inc. and Vice President Deputy
                                                General Counsel, Assistant Secretary and
                                                Assistant Clerk, CDC IXIS
                                                Distribution Corporation

Michael Kardok (45)        Treasurer, Principal Senior Vice President, CDC IXIS Asset             Not Applicable
                              Financial and     Management Services, Inc.; Senior Vice
                            Accounting Officer  President, CDC IXIS Asset Management
                                Since 2004      Advisers, L.P.; formerly, Senior Director,
                                                PFPC Inc., Vice President-Division
                                                Manager, First Data Investor Services
                                                Group, Inc.

Kristin Vigneaux (35)        Chief Compliance   Chief Compliance Officer for Mutual               Not Applicable
                                 Officer,       Funds, CDC IXIS Asset Management
                                Since 2004      Distributors, L.P., CDC IXIS Asset
                                                Management Advisers, L.P. and CDC
                                                IXIS Asset Management Services, Inc.;
                                                formerly, Vice President CDC IXIS Asset
                                                Management Services, Inc.

                        TRUSTEE AND OFFICER INFORMATION

                         POSITION(S)
                          HELD WITH                                          NUMBER OF PORTFOLIOS IN FUND
                     THE TRUST, LENGTH OF      PRINCIPAL OCCUPATION(S)           COMPLEX OVERSEEN AND
NAME AND AGE             TIME SERVED*           DURING PAST 5 YEARS**          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------

Daniel J. Fuss (70)       Executive       Vice Chairman and Director, Loomis        Not Applicable
One Financial Center   Vice President,    Sayles & Company, L.P.
Boston, MA 02111         Since 2004

Frank LoPiccolo (50)     Anti-Money       President and CEO, CDC IXIS Asset         Not Applicable
                     Laundering Officer,  Management Services, Inc.
                         Since 2004

*Each Trustee serves for an indefinite term in accordance with its current
 By-Laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified. At a meeting held on February 27, 2004, the Trustees voted to suspend the retirement policy until 2005.
**Previous positions during the past five years with the Distributor or Loomis
  Sayles are omitted if not materially different from a trustee's or officer's current position with such entity. As indicated, each Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.
1Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
2Mr. Hailer is an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.
 The Statement of Additional Information includes additional information about the Trustees of the Trusts and is available, without charge, by calling Loomis Sayles Funds at 800-633-3330.

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles High Income Opportunities Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review              1

                    Portfolio of Investments             3

                    Statement of Assets and Liabilities  8

                    Statement of Operations              9

                    Statement of Changes in Net Assets  10

                    Financial Highlights                12

                    Notes to Financial Statements       14

         ANNUAL REPORT
         SEPTEMBER 30, 2004

FUND AND MANAGER REVIEW


LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

PORTFOLIO REVIEW | The Fund outperformed its benchmark, the Lehman High Yield Composite Index, for the period from April 13, 2004, the Fund's commencement date, through September 30, 2004. The Fund's strong performance was due to positive results from the portfolio's emerging market and high yield sectors.

Although the emerging markets sector struggled from a sell off in April and May, the subsequent price declines on these securities presented a good opportunity to reallocate. Through the first nine months of 2004, emerging markets offered the strongest fixed-income performance. In particular, the Fund's Federal Republic of Brazil bonds benefited from the country's strong economic data, which resulted in a ratings upgrade for the bonds.

The Fund's high-yield bonds benefited from continued improvement in credit fundamentals and solid market technical factors. Investors continued to chase yield from lower-rated bonds, which created enough demand to absorb the high level of new issuance in the market. Our positions in the basic materials sector advanced strongly, as the recovery in global growth boosted demand for paper and steel. On the other hand, the transportation and chemical industries detracted from performance. Transportation suffered due to poor performance in the airline industry, specifically Delta Airlines, while a downgrade for Borden Chemical dragged down the chemicals sector.

OUTLOOK | We believe the bond market faces a period of transition from an environment of declining yields to one with secular upward pressure on yields. We believe the Federal Reserve may pause its cycle of rate hikes in the coming months and evaluate mixed economic data and geopolitical developments. In the short term, this should support the bond market's current levels. Longer term, we believe inflation may rise, placing pressure on Treasuries. We remain comfortable investing in the lower-quality areas of the market, given the solid backdrop of positive credit trends. We expect to continue looking for opportunities in the BB-rated segment and will add to our allocation when we find value.
 KEY FUND FACTS

 OBJECTIVE | High current income. Capital appreciation is the Fund's secondary objective.

 STRATEGY | Invests substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income.

 FUND INCEPTION DATE | 4/01/04

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 4/13/04

 EXPENSE RATIO | 0.00%*

 TOTAL NET ASSETS | $9.1 million


    [PHOTO]         [PHOTO]

 Matthew Eagan    Daniel Fuss
 MATTHEW EAGAN     DAN FUSS

    [PHOTO]         [PHOTO]

Kathleen Gaffney
KATHLEEN GAFFNEY ELAINE STOKES

 TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                              SINCE
                                                          INCEPTION
             ------------------------------------------------------
             LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND   5.90%
             LEHMAN HIGH YIELD COMPOSITE INDEX              3.84
             LIPPER HIGH YIELD BOND FUNDS INDEX             3.45

Comparative performance is presented from the month end closest to the Fund's inception date (03/31/04).

Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Index performance data is not available coincident with the Fund's inception and registration dates.
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by U.S. government agencies are not issued by, and may not be guaranteed by the U.S. government.
* All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund's Advisor or through "wrap fee" programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or IXIS Advisors, L.P.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Lipper High Yield Bond Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.
Source: Lipper, Inc.

Lehman High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.
Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. It is not possible to invest directly in an index.

PROXY VOTING INFORMATION
A description of the Fund's proxy voting policies and procedures is available
(i) without charge, upon request, by calling Loomis Sayles at 800-633-3330;
(ii) on the Fund's website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Fund voted proxies relating to portfolio securities during the 12- months ended June 30, 2004 is available
(i) on the Fund's website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
Beginning next quarter, the Fund will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Fund is unlike other mutual funds; it does not charge any fees or expenses.

You should be aware that shares in the Fund are available only to institutional investment advisory clients of Loomis Sayles and IXIS Asset Management Advisors, L.P. ("IXIS Advisors") and to participants in "wrap-fee" programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or IXIS Advisors. The institutional investment advisory clients of Loomis Sayles and IXIS Advisors pay Loomis Sayles or IXIS Advisors a fee for their investment advisory services, while participants in "wrap fee" programs pay a "wrap" fee to the program's sponsor. The "wrap fee" program sponsors, in turn, pay a fee to IXIS Advisors. "Wrap fee" program participants should read carefully the wrap fee brochure provided to them by their program's sponsor and the fees paid by such sponsor to IXIS Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Fund. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Fund through a reduction in its net asset value.

The first line in the table below shows the actual account values and actual Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 13, 2004 through September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

                                           Beginning      Ending       Expenses Paid
                                         Account Value Account Value   During Period
Institutional Class                         4/13/04       9/30/04    4/13/04 - 9/30/04
-------------------                      ------------- ------------- -----------------
Actual                                     $1,000.00     $1,059.00         $0.00
Hypothetical (5% return before expenses)   $1,000.00     $1,023.36         $0.00

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

                                                                PRINCIPAL AMOUNT   VALUE(A)
-------------------------------------------------------------------------------------------

BONDS AND NOTES - 93.1% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 91.9%

AIRLINES - 1.5%
Continental Airlines, Inc., Series 1997-4B, 6.900%, 1/02/2017             33,223 $   26,473
Continental Airlines, Inc., Series 1999-1A, 6.545%, 2/02/2019             54,807     52,893
Continental Airlines, Inc., Series 2001-1B, 7.373%, 6/15/2017             42,712     33,501
Northwest Airlines Corp., Series 992 B, 7.950%, 3/01/2015                 26,682     20,788
                                                                                 ----------
                                                                                    133,655
                                                                                 ----------

AUTOMOTIVE - 2.1%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                              150,000    150,000
Navistar International Corp., 7.500%, 6/15/2011                           40,000     42,700
                                                                                 ----------
                                                                                    192,700
                                                                                 ----------

CHEMICALS - 2.3%
Borden Chemical, Inc., 7.875%, 2/15/2023                                  65,000     52,650
Borden Chemical, Inc., 8.375%, 4/15/2016                                 175,000    154,875
                                                                                 ----------
                                                                                    207,525
                                                                                 ----------

CONSTRUCTION MACHINERY - 1.9%
Case Credit Corp., 6.750%, 10/21/2007                                    100,000    102,500
Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013                       25,000     21,625
United Rentals North America, Inc., 6.500%, 2/15/2012                     30,000     28,875
United Rentals North America, Inc., 7.000%, 2/15/2014                     25,000     22,187
                                                                                 ----------
                                                                                    175,187
                                                                                 ----------

CONSUMER CYCLICAL SERVICES - 1.4%
Alderwoods Group, Inc., 7.750%, 9/15/2012, 144A                           25,000     26,438
Service Corp. International, 6.750%, 4/01/2016, 144A                     100,000    100,000
                                                                                 ----------
                                                                                    126,438
                                                                                 ----------

CONSUMER PRODUCTS - 0.3%
Jostens IH Corp., 7.625%, 10/01/2012, 144A                                25,000     25,125
                                                                                 ----------

ELECTRIC - 11.1%
AES Corp., 7.750%, 3/01/2014                                             100,000    103,250
AES Corp., 8.875%, 11/01/2027                                            120,000    115,350
Allegheny Energy Supply Co. LLC, 7.800%, 3/15/2011                        40,000     43,300
Calpine Corp., 8.500%, 2/15/2011                                          60,000     38,400
Calpine Corp., 8.750%, 7/15/2013, 144A                                   100,000     75,500
Edison Mission Energy, 7.730%, 6/15/2009                                 210,000    220,500
Empresa Nacional de Electricidad SA (Endesa-Chile),
 7.875%, 2/01/2027                                                        45,000     45,869
Enersis SA, 7.375%, 1/15/2014                                             50,000     52,406
Enersis SA, 7.400%, 12/01/2016                                           175,000    183,288
TECO Energy, Inc., 7.200%, 5/01/2011                                     125,000    133,125
                                                                                 ----------
                                                                                  1,010,988
                                                                                 ----------

ELECTRONICS - 10.5%
Amkor Technology, Inc., 7.750%, 5/15/2013                                 40,000     32,800
Amkor Technology, Inc., 10.500%, 5/01/2009                                25,000     21,250
Celestica, Inc., 7.875%, 7/01/2011                                        40,000     41,500
Corning, Inc., 5.900%, 3/15/2014                                         305,000    298,115

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                           PRINCIPAL AMOUNT VALUE(A)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED
ELECTRONICS - CONTINUED
Lucent Technologies, Inc., 6.450%, 3/15/2029                        385,000 $311,850
Nortel Networks Corp., 6.875%, 9/01/2023                            100,000   91,500
Northern Telecom Capital Corp., 7.875%, 6/15/2026                   160,000  154,400
                                                                            --------
                                                                             951,415
                                                                            --------
ENVIRONMENTAL - 1.4%
Allied Waste North America, Inc., 6.500%, 11/15/2010                125,000  123,750
                                                                            --------
FINANCIAL OTHER - 0.5%
Nalco Financial Holdings, Inc.
 Zero Coupon Bond, 2/01/2014
 (step to 9.000% on 2/01/09), 144A(d)                                65,000   46,150
                                                                            --------
HEALTHCARE - 0.7%
Columbia/HCA Healthcare Corp., 7.050%, 12/01/2027                    65,000   63,188
                                                                            --------
HOME CONSTRUCTION - 2.3%
Hovnanian K Enterprises, Inc., 6.375%, 12/15/2014                    90,000   91,125
Hovnanian K Enterprises, Inc., 6.500%, 1/15/2014                    115,000  117,587
                                                                            --------
                                                                             208,712
                                                                            --------
INDEPENDENT/ENERGY - 2.0%
Chesapeake Energy Corp., 6.875%, 1/15/2016                          150,000  156,750
Swift Energy Co., 7.625%, 7/15/2011                                  20,000   21,400
                                                                            --------
                                                                             178,150
                                                                            --------
INFORMATION/DATA TECHNOLOGY - 3.0%
Xerox Capital Trust I, 8.000%, 2/01/2027                            280,000  275,800
                                                                            --------
INTEGRATED/ENERGY - 1.8%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A                   70,000   68,250
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A                    95,000   93,575
                                                                            --------
                                                                             161,825
                                                                            --------
LODGING - 2.4%
Host Marriott LP, 7.125%, 11/01/2013                                175,000  183,750
Louisiana Quinta Properties, Inc., 7.000%, 8/15/2012, 144A           35,000   36,881
                                                                            --------
                                                                             220,631
                                                                            --------
MEDIA CABLE - 4.2%
Charter Communications Holdings LLC, 9.625%, 11/15/2009             145,000  114,188
CSC Holdings, Inc., 6.750%, 4/15/2012, 144A                         215,000  215,537
Rogers Cable, Inc., 6.250%, 6/15/2013                                50,000   49,000
                                                                            --------
                                                                             378,725
                                                                            --------
MEDIA NONCABLE - 0.3%
Dex Media, Inc., 8.000%, 11/15/2013                                  30,000   31,500
                                                                            --------
METALS & MINING - 6.0%
AK Steel Corp., 7.750%, 6/15/2012                                   150,000  146,625
Glencore Funding LLC, 6.000%, 4/15/2014, 144A                       155,000  150,326
International Steel Group, 6.500%, 4/15/2014, 144A                   75,000   75,000
Vale Overseas Ltd., 8.250%, 1/17/2034                               175,000  170,188
                                                                            --------
                                                                             542,139
                                                                            --------
OIL FIELD SERVICES - 1.5%
Pecom Energia SA, 8.125%, 7/15/2010, 144A                            40,000   39,900
Pride International, Inc., 7.375%, 7/15/2014, 144A                   85,000   94,350
                                                                            --------
                                                                             134,250
                                                                            --------

                See accompanying notes to financial statements.

                                                                PRINCIPAL AMOUNT VALUE(A)
-----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED
PACKAGING - 1.7%
Owens-Brockway Glass Container, Inc.,
 8.250%, 5/15/2013                                                        80,000 $ 85,200
Owens-Illinois, Inc., 7.800%, 5/15/2018                                   55,000   53,350
Solo Cup Co., 8.500%, 2/15/2014                                           20,000   19,700
                                                                                 --------
                                                                                  158,250
                                                                                 --------
PAPER - 7.7%
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013                             75,000   69,000
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028                            145,000  126,513
Bowater, Inc., 6.500%, 6/15/2013                                         155,000  150,396
Georgia-Pacific Group, 7.375%, 12/01/2025                                210,000  223,650
Tembec Industries, Inc., 7.750%, 3/15/2012                               125,000  125,625
                                                                                 --------
                                                                                  695,184
                                                                                 --------
PHARMACEUTICALS - 0.9%
Pharma Services Intermediate Holding Corp., Zero Coupon Bond,
 4/01/2014 (step to 11.500% on 4/01/09), 144A (d)                        125,000   78,750
                                                                                 --------
PIPELINES - 5.8%
Coastal Corp., 6.950%, 6/01/2028                                          95,000   76,475
Southern Natural Gas Co., 7.350%, 2/15/2031                              100,000   98,750
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028                            35,000   33,250
Williams Cos., Inc., 7.500%, 1/15/2031                                   235,000  236,175
Williams Cos., Inc., 7.750%, 6/15/2031                                    85,000   86,275
                                                                                 --------
                                                                                  530,925
                                                                                 --------
REAL ESTATE INVESTMENT TRUSTS - 1.4%
iStar Financial, Inc., 6.000%, 12/15/2010                                125,000  130,059
                                                                                 --------
RETAILERS - 2.3%
Dillard's, Inc., 6.625%, 1/15/2018                                       155,000  148,025
Dillard's, Inc., 7.130%, 8/01/2018                                        25,000   24,687
Rite Aid Corp, 6.875%, 8/15/2013                                          45,000   39,375
                                                                                 --------
                                                                                  212,087
                                                                                 --------
SOVEREIGNS - 4.0%
Republic of Brazil, 8.250%, 1/20/2034                                    270,000  240,705
Republic of Brazil C Bond, 8.000%, 4/15/2014                              29,319   28,991
Republic of Colombia, 8.125%, 5/21/2024                                  100,000   90,250
                                                                                 --------
                                                                                  359,946
                                                                                 --------
SUPERMARKETS - 0.5%
Couche-Tard US/Finance, 7.500%, 12/15/2013                                40,000   42,600
                                                                                 --------
TEXTILE - 0.5%
INVISTA, 9.250%, 5/01/2012, 144A                                          45,000   48,038
                                                                                 --------
TRANSPORTATION SERVICES - 1.5%
American President Cos. Ltd., 8.000%, 1/15/2024                           25,000   25,750
Atlas Air Worldwide Holdings, Inc., 7.200%, 1/02/2019 (c)                 22,178   20,860
Atlas Air, Inc., Series A, 7.380%, 1/02/2018 (c)                          45,394   42,734
Stena AB, 7.500%, 11/01/2013                                              45,000   45,056
                                                                                 --------
                                                                                  134,400
                                                                                 --------
WIRELESS - 2.6%
American Tower Corp., 7.125%, 10/15/2012, 144A                            45,000   44,550
Rogers Wireless, Inc., 6.375%, 3/01/2014                                 205,000  188,600
                                                                                 --------
                                                                                  233,150
                                                                                 --------

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                 PRINCIPAL AMOUNT   VALUE(A)
----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELINES - 5.8%
AT&T Corp., 8.750%, 11/15/2031                             45,000 $   49,050
Philippine Long Distance Telephone
 Co., 8.350%, 3/06/2017                                   150,000    140,250
Qwest Capital Funding, Inc., 6.375%,
 7/15/2008                                                 25,000     23,062
Qwest Capital Funding, Inc., 7.000%,
 8/03/2009                                                135,000    123,525
Qwest Capital Funding, Inc., 7.625%,
 8/03/2021                                                140,000    109,550
US West Capital Funding, Inc., 6.875%,
 7/15/2028                                                115,000     82,513
                                                                  ----------
                                                                     527,950
                                                                  ----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $8,083,564)                                      8,339,192
                                                                  ----------

CONVERTIBLE BONDS - 1.2%

ELECTRONICS - 0.6%
Amkor Technology, Inc., 5.000%, 3/15/2007                  65,000     54,275
                                                                  ----------
INFORMATION/DATA TECHNOLOGY - 0.2%
Maxtor Corp., 5.750%, 3/01/2012                            25,000     22,000
                                                                  ----------
INFORMATION TECHNOLOGY--CONSULTING &
SERVICES - 0.4%
Kulicke & Soffa Industries, Inc., 0.500%,
 11/30/2008                                                50,000     35,125
                                                                  ----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $114,447)                                          111,400
                                                                  ----------

TOTAL BONDS AND NOTES
 (Identified Cost $8,198,011)                                      8,450,592
                                                                  ----------

                                                           SHARES
----------------------------------------------------------------------------

PREFERRED STOCKS - 0.8% OF TOTAL NET ASSETS

CONVERTIBLE PREFERRED STOCKS - 0.8%

WIRELINES - 0.8%
Philippine Long Distance Telephone Co.,
 $3.50 GDS                                                  1,500     74,625
                                                                  ----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $70,312)                                            74,625
                                                                  ----------

TOTAL INVESTMENTS - 93.9%
 (Identified Cost $8,268,323)(b)                                   8,525,217
 Other assets less liabilities--6.1%                                 553,652
                                                                  ----------

TOTAL NET ASSETS - 100%                                           $9,078,869
                                                                  ----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:

   At September 30, 2004, the net unrealized
   appreciation on investments based on cost of
   $8,268,442 for federal
   income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all
   investments in which there is an excess of value
   over tax cost                                              $344,670
   Aggregate gross unrealized depreciation for all
   investments in which there is an excess of tax
   cost over value                                             (87,895)
                                                              --------
   Net unrealized appreciation                                $256,775
                                                              --------
   For the year ended September 30, 2004, the Fund
   has elected to defer $5,397 of capital losses
   attributable to Post-October losses.
   At September 30, 2004, the components of
   distributable earnings, excluding unrealized
   appreciation/depreciation, disclosed on a tax
   basis consisted of $56,686 in undistributed
   ordinary income and $0 in undistributed
   long-term gains.

   The differences between book and tax distributable earnings are primarily due to premium amortization accruals.
(c)Non-income producing security due to default or bankruptcy filing.
(d)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $1,218,370 or 13.4% of total net assets.
GDSGlobal Depository Share is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer. The values of GDS's are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS



                 Electric                                 11.1%
                 Electronics                              11.1
                 Paper                                     7.7
                 Wirelines                                 6.6
                 Metals & Mining                           6.0
                 Pipelines                                 5.8
                 Media Cable                               4.2
                 Sovereigns                                4.0
                 Information/Data Technology               3.2
                 Wireless                                  2.6
                 Lodging                                   2.4
                 Retailers                                 2.3
                 Home Construction                         2.3
                 Chemicals                                 2.3
                 Automotive                                2.1
                 Independent/Energy                        2.0
                 Other, less than 2% each                 18.2

                See accompanying notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES

SEPTEMBER 30, 2004

   ASSETS
    Investments at cost                                         $  8,268,323
    Net unrealized appreciation                                      256,894
                                                                ------------
      Investments at value                                         8,525,217
    Cash                                                             511,184
    Dividends and interest receivable                                165,123
                                                                ------------
      TOTAL ASSETS                                                 9,201,524
                                                                ------------

   LIABILITIES
    Payable for securities purchased                                 122,424
    Payable for foreign taxes                                            231
                                                                ------------
      TOTAL LIABILITIES                                              122,655
                                                                ------------
   NET ASSETS                                                   $  9,078,869
                                                                ------------
   Net Assets consist of:
    Paid in capital                                             $  8,770,805
    Undistributed net investment income                               56,686
    Accumulated net realized loss on investments                      (5,516)
    Net unrealized appreciation on investments                       256,894
                                                                ------------
   NET ASSETS                                                   $  9,078,869
                                                                ------------

   NET ASSET VALUE AND OFFERING PRICE
    INSTITUTIONAL SHARES:
      Net assets                                                $  9,078,869
                                                                ------------
      Shares of beneficial interest                                  879,653
                                                                ------------
      Net asset value, offering and redemption price per share  $      10.32
                                                                ------------

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM APRIL 13, 2004* THROUGH SEPTEMBER 30, 2004

       INVESTMENT INCOME
       Dividends                                             $    3,088
       Interest                                                 274,742
       Less foreign taxes withheld                                 (464)
                                                             ----------
       Net investment income                                    277,366
                                                             ----------

       REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
       Realized loss on investments--net                         (5,391)
       Change in unrealized appreciation on investments--net    256,894
                                                             ----------
       Net realized and unrealized gain on investments          251,503
                                                             ----------

       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $  528,869
                                                             ----------

*Commencement of operations.

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                                FOR THE PERIOD FROM
                                                                  APRIL 13, 2004*
                                                                      THROUGH
                                                                SEPTEMBER 30, 2004
------------------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income                                                 $    277,366
 Net realized loss on investments                                            (5,391)
 Change in unrealized appreciation on investments                           256,894
                                                                -------------------
 Increase in net assets resulting from operations                           528,869
                                                                -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
   Institutional Class                                                     (220,805)
                                                                -------------------
 Total distributions                                                       (220,805)
                                                                -------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS           8,770,805
                                                                -------------------
 Total increase in net assets                                             9,078,869

NET ASSETS
 Beginning of period                                                             --
                                                                -------------------
 End of period                                                         $  9,078,869
                                                                -------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                    $     56,686
                                                                -------------------

*Commencement of operations.

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

                                INCOME FROM INVESTMENT OPERATIONS:         LESS DISTRIBUTIONS:
                               --------------------------------------  ----------------------------
                    Net asset
                      value,                Net realized                 Dividends    Distributions
                    beginning     Net      and unrealized Total from        from        from net
                        of     investment     gain on     investment   net investment   realized
                    the period income/(e)/  investments   operations       income     capital gains
---------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
9/30/2004(a)          $10.00     $0.33         $0.25        $0.58          $(0.26)         $--


(a) For the period April 13, 2004 (commencement of operations) through September 30, 2004. (b) Periods less than one year are not annualized. (c) Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operation of the Fund. (d) Annualized for periods less than one year. (e) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

                See accompanying notes to financial statements.

                                              RATIOS TO AVERAGE NET ASSETS:
--------------                                ------------------------------

              Net asset           Net assets,                       Net
                value,    Total     end of      Net      Gross   investment Portfolio
    Total       end of   return   the period  expenses  expenses   income   turnover
distributions the period (%)/(b)/    (000)     (%)(c)    (%)(c)    (%)(d)   rate (%)
-------------------------------------------------------------------------------------

   $(0.26)      $10.32     5.9      $9,079       --        --       7.03       45

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED SEPTEMBER 30, 2004

1. ORGANIZATION. Loomis Sayles Funds I (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (each such series is a "Fund"). Information presented in these financial statements pertains to Loomis Sayles High Income Opportunities Fund. The Fund offers Institutional Class Shares. The Fund's shares are offered exclusively to investors in "wrap fee" programs approved by CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") and/or Loomis, Sayles & Company, L.P. ("Loomis Sayles") and to institutional advisory clients of CDC IXIS Advisers or Loomis Sayles that, in each case, meet the Fund's policies as established by Loomis Sayles. The financial statements of the other Funds of the Trust are presented in separate reports.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures pursuant to the procedures approved by the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. At September 30, 2004, there were no open foreign currency exchange contracts.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2004, there were no open forward currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats the Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax and excise taxes have been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization accruals. Temporary differences between book and tax distributable earnings are primarily due to premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

3. PURCHASES AND SALES OF SECURITIES. For the period ended September 30, 2004, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities) were $9,275,731 and $1,033,141, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments) were $2,027,106 and $2,010,471, respectively.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis Sayles has agreed to pay, without reimbursement from the Fund or the Trust, the following expenses associated with the operation of the Fund: compensation to trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Fund; charges and expenses of any transfer agents and registrars appointed by the Fund; any cost of certificates representing shares of the Fund; legal fees and expenses in connection with the day-to-day affairs of the Fund, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and trustees of the Trust; the costs of services, including services

FOR THE PERIOD ENDED SEPTEMBER 30, 2004

of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, and any costs of printing or mailing these items; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

Loomis Sayles serves as investment adviser to the Fund. Under the terms of the management agreement, Loomis Sayles does not charge the Fund an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Fund does not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of "wrap programs," who in turn charge the programs participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). CDC IXIS North America is ultimately owned by three large affiliated French financial services entities: Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; Caisse des Nationales des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as Caisse d'Epargne; and CNP Assurances, a large French life insurance company.

B. ACCOUNTING AND ADMINISTRATIVE FEES. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Fund and has subcontracted with State Street Bank and Trust Company ("State Street Bank"), to serve as sub-administrator. For these services, Loomis Sayles has agreed to pay, without reimbursement from the Trust or Fund, fees to CIS for services to the Fund under this agreement.

C. TRANSFER AGENT FEES. CIS serves as transfer and shareholder servicing agent for the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For these services, Loomis Sayles has agreed to pay, without reimbursement from the Trust or Fund, fees to CIS for services to the Fund under this agreement.

D. SERVICE AND DISTRIBUTION FEES. The Trust has entered into a distribution agreement with CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to this agreement, CDC IXIS Distributors serves as principal underwriter of the Fund. The Distributor currently is not paid a fee for serving as Distributor for the Fund. Loomis Sayles has agreed to reimburse the Distributor to the extent the Distributor incurs expenses in connection with any redemptions of Fund shares.

E. TRUSTEES FEES AND EXPENSES. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each other Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts (Loomis Sayles Funds I and Loomis Sayles Funds II) and the CDC Nvest Funds Trusts (CDC Nvest Funds Trust I and CDC Nvest Funds Trust II), receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. In addition, the independent co-chairmen of the Board split an additional $50,000 annual retainer fee. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings. Loomis Sayles has agreed to pay without reimbursement from the Trust or Fund, the Trustees for the Fund's pro rata portion of its Trustees fees.

Prior to July 1, 2004, the Trust paid each independent Trustee a $45,000 annual retainer and a $4,500 fee per meeting attended. In addition, each committee member received a retainer fee at the annual rate of $7,000 while each committee chairman received a $5,000 annual retainer (beyond the $7,000). Each committee member received a $1,750 fee per meeting attended. The retainer fees assumed four Board or Committee meetings per year.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other series of the Loomis Sayles Funds Trusts or CDC Nvest Funds Trusts on the normal payment date.

F. PUBLISHING SERVICES. CIS performs certain desktop publishing services for the Fund. Loomis Sayles has agreed to reimburse CIS to the extent that CIS incurs expenses in connection with such services.

5. LINE OF CREDIT. The Fund, together with certain other funds of the Loomis Sayles Funds Trusts, participates in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the period ended September 30, 2004, the Fund had no borrowings under the agreement. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Fund, such fees to State Street Bank.

6. CAPITAL SHARES. The Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:


                                                    Period Ended September 30, 2004(a)
                                                    ----------------------------------

                                                       Shares          Amount
                                                    ---------           ----------
Issued from the sale of shares                       857,271         $8,550,000
Issued in connection with the
  reinvestment of distributions                       22,382            220,805
Redeemed                                                  --                 --
                                                    ---------------- -----------------
Net change                                           879,653         $8,770,805
                                                    ---------------- -----------------
(a)From April 13, 2004, commencement of operations.

7. ADDITIONAL TAX INFORMATION. The tax character of distributions paid to shareholders during the period ended September 30, 2004 were as follows:

                                                  2004
                                                --------
                       Distributions paid from:
                       Ordinary Income          $220,805

8. SUBSEQUENT EVENT. Effective November 1, 2004, the names of the Distributor and the Administrator and Transfer Agent will change as follows:

OLD NAME                                     NEW NAME
CDC IXIS Asset Management Distributors, L.P. IXIS Asset Management Distributors, L.P.
CDC IXIS Asset Management Services, Inc.     IXIS Asset Management Services Company

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Loomis Sayles High Income Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles High Income Opportunities Fund, a series of Loomis Sayles Funds I (hereinafter referred to as the "Fund"), at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period April 13, 2004 (commencement of operations) through September 30, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 16, 2004

The table below provides certain information regarding the Trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116

                               POSITION(S)
                              HELD WITH THE
                            TRUSTS, LENGTH OF                                           NUMBER OF PORTFOLIOS IN FUND
                             TIME SERVED AND          PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN AND
NAME AND AGE                TERM OF OFFICE/*/         DURING PAST 5 YEARS/**/             OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (64)     Trustee,      Douglas Dillon Professor and Director of 41; Director, Taubman Centers,
                                Contract      the Belfer Center of Science for         Inc.; Advisory Board Member,
                               Review and     International Affairs, John F. Kennedy   USEC Inc.
                               Governance     School of Government, Harvard
                                Committee     University
                                 Member,
                               Since 2003

Edward A. Benjamin (66)      Trustee, Audit   Retired                                  41; Director, Coal, Energy
                                Committee                                              Investments & Management,
                                 Member,                                               LLC; Director, Precision Optics
                               Since 2002                                              Corporation

Daniel M. Cain (59)             Trustee,      President and CEO, Cain Brothers &       41; Trustee, Universal Health
                               Chairman of    Company, Incorporated                    Realty Income Trust; Director,
                                the Audit                                              Sheridan Healthcorp
                               Committee,
                               Since 2003
                               Co-Chairman
                              of the Board
                               Since 2004

Paul G. Chenault (70)           Trustee,      Retired; Trustee, First Variable Life    41; Director, Mailco Office
                                Contract                                               Products, Inc.
                               Review and
                               Governance
                                Committee
                                 Member,
                             Since 2000 for
                              Loomis Sayles
                              Funds II and
                                2002 for
                              Loomis Sayles
                                 Funds I

Kenneth J. Cowan (72)           Trustee,      Retired                                  41; None
                               Chairman of
                              the Contract
                               Review and
                               Governance
                               Committee,
                               Since 2003,
                               Co-Chairman
                              of the Board
                               Since 2004

                              POSITION(S)
                             HELD WITH THE
                           TRUSTS, LENGTH OF                                            NUMBER OF PORTFOLIOS IN FUND
                            TIME SERVED AND           PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN AND
NAME AND AGE               TERM OF OFFICE/*/          DURING PAST 5 YEARS/**/             OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
CONTINUED

Richard Darman (61)            Trustee,      Partner, The Carlyle Group; Chairman of   41; Director and Chairman, AES
                               Contract      the Board of Directors of AES             Corporation
                              Review and     Corporation; formerly, Professor, John F.
                              Governance     Kennedy School of Government, Harvard
                               Committee     University
                                Member,
                              Since 2003

Sandra O. Moose (62)        Trustee, Audit   President, Strategic Advisory Services;   41; Director, Verizon
                               Committee     formerly, Senior Vice President and       Communications;
                                Member,      Director, The Boston Consulting Group,    Director, Rohm and Haas
                              Since 2003     Inc.                                      Company;
                                                                                       Director, AES Corporation

John A. Shane (71)             Trustee,      President, Palmer Service Corporation     41; Director, Gensym
                               Contract                                                Corporation; Director, Overland
                              Review and                                               Storage, Inc.; Director, Abt
                              Governance                                               Associates Inc.
                               Committee
                                Member,
                              Since 2003

INTERESTED TRUSTEES
Robert J. Blanding/1/ (57)     Trustee,      President, Chairman, Director, and Chief  41; None
555 California Street         Since 2002     Executive Officer, Loomis Sayles;
San Francisco, CA 94104      President and
                             CEO of Loomis
                            Sayles Funds I
                               and Chief
                               Executive
                              Officer of
                             Loomis Sayles
                               Funds II,
                              Since 2003

John T. Hailer/2/ (43)         Trustee,      President and Chief Executive Officer,    41; None
                              Since 2003;    CDC IXIS Asset Management
                             President of    Distributors, L.P.; President and Chief
                             Loomis Sayles   Executive Officer - CDC Nvest Funds
                               Funds II
                              Since 2003
                            Executive Vice
                              President,
                             Loomis Sayles
                               Funds I;
                              Since 2003

                             POSITION(S)
                            HELD WITH THE
                          TRUSTS, LENGTH OF                                            NUMBER OF PORTFOLIOS IN FUND
                           TIME SERVED AND           PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN AND
NAME AND AGE              TERM OF OFFICE/*/          DURING PAST 5 YEARS/**/             OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------

OFFICERS

John E. Pelletier (40)          Chief       President and Chief Executive Officer,     Not Applicable
                              Operating     CDC IXIS Asset Management Services,
                              Officer,      Inc.; Executive Vice President, CDC IXIS
                             Since 2004     Distribution Corporation; Executive Vice
                                            President and Chief Operating Officer,
                                            CDC IXIS Asset Management
                                            Distributors, L.P. and CDC IXIS Asset
                                            Management Advisers, L.P.; formerly,
                                            Senior Vice President, General Counsel,
                                            Secretary and Clerk, CDC IXIS
                                            Distribution Corporation; Executive Vice
                                            President, General Counsel, Secretary and
                                            Clerk, CDC IXIS Asset Management
                                            Distributors, L.P., CDC IXIS Asset
                                            Management Advisers, L.P.; Executive
                                            Vice President, General Counsel, Secretary
                                            and Clerk, CDC IXIS Asset Management
                                            Services, Inc.

Coleen Downs Dinneen (43) Secretary, Clerk  Senior Vice President, General Counsel,    Not Applicable
                           and Chief Legal  Secretary and Clerk, CDC IXIS
                              Officer,      Distribution Corporation, CDC IXIS
                             Since 2004     Asset Management Distributors, L.P.,
                                            CDC IXIS Asset Management Advisers,
                                            L.P. and CDC IXIS Asset Management
                                            Services, Inc.; formerly, Senior Vice
                                            President, Deputy General Counsel,
                                            Assistant Secretary and Assistant Clerk,
                                            CDC IXIS Asset Management Advisers,
                                            L.P., CDC IXIS Asset Management
                                            Services, Inc. and Vice President Deputy
                                            General Counsel, Assistant Secretary and
                                            Assistant Clerk, CDC IXIS Distribution
                                            Corporation

Michael Kardok (45)          Treasurer,     Senior Vice President, CDC IXIS Asset      Not Applicable
                              Principal     Management Services, Inc.; Senior Vice
                            Financial and   President, CDC IXIS Asset Management
                             Accounting     Advisers, L.P.; formerly, Senior Director,
                              Officer,      PFPC, Inc., Vice President-Division
                             Since 2004     Manager, First Data Investor Services
                                            Group, Inc.

Kristin Vigneaux (35)           Chief       Chief Compliance Officer for Mutual        Not Applicable
                             Compliance     Funds, CDC IXIS Asset Management
                              Officer,      Distributors, L.P., CDC IXIS Asset
                             Since 2004     Management Advisers, L.P. and CDC
                                            IXIS Asset Management Services, Inc.;
                                            formerly, Vice President CDC IXIS Asset
                                            Management Services, Inc.

Daniel J. Fuss (70)        Executive Vice   Vice Chairman and Director, Loomis         Not Applicable
One Financial Center        President for   Sayles & Company, L.P.; Prior to 2002,
Boston, MA 02111            Loomis Sayles   President and Trustee of Loomis Sayles
                              Funds I,      Funds II
                             Since 2004

                        POSITION(S)
                       HELD WITH THE
                     TRUSTS, LENGTH OF                                   NUMBER OF PORTFOLIOS IN FUND
                      TIME SERVED AND       PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN AND
NAME AND AGE         TERM OF OFFICE/*/      DURING PAST 5 YEARS/**/        OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------

OFFICERS
CONTINUED

Frank LoPiccolo (50)    Anti-Money     President and CEO, CDC IXIS Asset Not Applicable
                        Laundering     Management Services, Inc.
                         Officer,
                        Since 2003

 *Each Trustee serves for an indefinite term in accordance with its current
  By-Laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified. At a meeting held on February 27, 2004, the Trustees voted to suspend the retirement policy until 2005.
**Previous positions during the past five years with the Distributor or Loomis
  Sayles are omitted if not materially different from a trustee's or officer's current position with such entity. As indicated, each Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.
1Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
2Mr. Hailer is an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling Loomis Sayles at 800-633-3330.

Item 2. Code of Ethics.

The Trust has adopted a code of Ethics that applies to the Trust's principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Trust has established an audit committee. Ms. Sandra O. Moose, and Messrs. Edward A. Benjamin and Daniel M. Cain, all members of the audit committee, have been designated as financial experts. Each of these individuals is also an Independent Trustee of the Trust.

Item 4. Principal Accountant Fees and Services.

Fees paid to Principal Accountant by the Fund. The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Trust's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the registrant's financial statements and but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Trust, other than the services provided reported as a part of (a) through (c) of this Item.

                             Audit fees       Audit-related fees/1/      Tax fees/2/      All other fees
--------------------------------------------------------------------------------------------------------
                          2003       2004         2003      2004        2003      2004      2003   2004
--------------------------------------------------------------------------------------------------------
Loomis Sayles Funds I   $353,700   $284,000     $48,000   $15,000     $69,230   $60,200       --     --
--------------------------------------------------------------------------------------------------------

Aggregate fees billed to the Trust for non-audit services for 2004 and 2003 were $75,200 and $117,230, respectively.

Fees paid to Principal Accountant By Adviser and Control Affiliates. The following table sets forth the non-audit services provided by the Trust's principal accountant to CDC IXIS Asset Management Advisers, L.P. and entities controlling, controlled by or under common control with CDC IXIS Asset Management Advisers, L.P. that provide ongoing services to the Trust ("Control Affiliates") for the last two fiscal years.

                     Audit-related fees/1/     Tax fees      All other fees
----------------------------------------------------------------------------
                         2003     2004       2003   2004     2003      2004
----------------------------------------------------------------------------
Control Affiliates      65,000   63,600       --     --    $45,000   $54,400
----------------------------------------------------------------------------

[1. The audit related fees consist of performing a SAS 70 internal examination of the Trust's transfer agent and a review of 12b-1 payments made to a Trust affiliate]

Aggregate fees billed to Control Affiliates for non-audit services during 2003 and 2004 were $110,000 and $118,000, respectively

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

          Annually, the Trust's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

          If, in the opinion of management, a proposed engagement by the Trust's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 9. Submission of Matters to a Vote of Securities Holders.

          The following represents new procedures by which shareholders may recommend nominees to the registrant's board of trustees:

          Shareholders that wish to nominate a candidate to the Board (the "Nominating Shareholder") must submit any such recommendation in writing to the following address: Attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Services Advisors Group, 399 Boylston Street, Boston, MA 02116; or by email to secretaryofthefunds@ixisag.com (the "Shareholder Recommendation"). The Shareholder Recommendation must contain sufficient background information concerning the candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include (i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The Shareholder Recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A Shareholder Recommendation shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the Shareholder Recommendation shall be considered stale and discarded.

Item 10. Controls and Procedures.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 11. Exhibits.

     (a)(1) Code of Ethics required by Item 2 hereof, filed herewith as exhibit
            (a)(1)
     (a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), filed herewith as exhibit (a)(2)(1) and
            (a)(2)(2)
     (a)(3) Not applicable.
     (b) Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Loomis Sayles Funds I


                                      By: /s/ ROBERT J. BLANDING
                                          --------------------------------------
                                      Name: Robert J. Blanding
                                      Title: President & Chief Executive Officer
                                      Date: November 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                      By: /s/ ROBERT J. BLANDING
                                          --------------------------------------
                                      Name: Robert J. Blanding
                                      Title: President & Chief Executive Officer
                                      Date: November 19, 2004


                                      By: /s/ MICHAEL KARDOK
                                          --------------------------------------
                                      Name: Michael Kardok
                                      Title: Treasurer, Principal Financial and
                                             Accounting Officer
                                      Date: November 19, 2004